As filed with the Securities and Exchange Commission on April 29, 2002

                               File No. 333-77437

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 Amendment No. 5

                                    FORM S-1

                          Registration Statement Under
                           the Securities Act of 1933

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

             (Exact name of registrant as specified in its charter)

                       Delaware                                                     51-0258372
             -------------------------------                        ---------------------------------------
             (State or other jurisdiction of                        (I.R.S. Employer Identification Number)
              incorporation or organization)

                                       63
            --------------------------------------------------------
            (Primary Standard Industrial Classification Code Number)

                               300 Atlantic Street
                                    Suite 302
                               Stamford, CT 06901
                                 (203) 602-6500
                   (Address, including zip code, and telephone
             number, including area code, of registrant's principal
                               executive offices)

                                James F. Bronsdon
                               300 Atlantic Street
                               Stamford, CT 06901
               (Name and Address of Agent for Service of Process)

                                    Copy to:
                                  Lynn K. Stone
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                               Westport, CT 06880


(Name, address, including zip code, and telephone number, including area code, of agent for service)

         Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of the registration statement.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ X ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
       Title of                                       Proposed               Proposed
      Each Class                                       Maximum                Maximum
     Of Securities                Amount              Offering               Aggregate              Amount Of
         To Be                     To Be              Price Per              Offering             Registration
      Registered                Registered              Unit                   Price                   Fee
====================================================================================================================
Flexible Payment
Deferred Fixed
Annuity Contracts                    *                     *                   $80,000               $23,600**

====================================================================================================================


* The proposed maximum aggregate offering price is estimated solely for determining the registration fee. The amount to be registered and the proposed maximum offering price per unit are not applicable since the securities are not issued in predetermined amounts or units.

**       Paid with initial filing.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.



                              CROSS REFERENCE SHEET
                     Pursuant to Regulation S-K, Item 501(b)

                     ITEM OF FORM S-1                                     PROSPECTUS CAPTION
1.                   Forepart of the Registration Statement               Outside Front Cover
                     and Outside Front Cover Page of Prospectus

2.                   Inside Front and Outside Back Cover                  Summary; Table of Contents
                     Pages of Prospectus

3.                   Summary Information, Risk Factors and                Outside Front Cover;
                     Ratio of Earnings to Fixed Charges                   Profile; What are my Investment Options?

4.                   Use of Proceeds                                      Additional Information About Sage Life
                                                                          Assurance of America, Inc.

5.                   Determination of Offering Price                      Not Applicable

6.                   Dilution                                             Not Applicable

7.                   Selling Security Holders                             Not Applicable

8.                   Plan of Distribution                                 What Other Information Should I Know?

9.                   Description of Securities to be                      Description, What are the
                     Registered                                           Contracts?  What are my Income Payment
                                                                          Options?  What are my Investment Options?
                                                                          What are the Expenses Under a Contract?
                                                                          What Other Information Should I Know?

10.                  Interests of Named Experts and                       N/A

                     Counsel

11.                  Information with Respect to the                      What Other Information Should I Know? What
                     Registrant                                           are my Investment Options?  Additional
                                                                          information about Sage Life Assurance of
                                                                          America, Inc.

12.                  Disclosure of Commission Position on                 Item 14 of Part II
                     Indemnification for Securities Act Liabilities

                                       -i-

                                EXPLANATORY NOTES

1. The purpose of this filing on Form S-1 is to register a Fixed Account option, which is available to purchasers of certain variable annuity contracts. The Fixed Account option is identical in each variable annuity contract. Each provides for multiple guarantee periods and the MVA formula is the same in all versions. The Fixed Account is a non-unitized separate account.

2. The variable annuity contracts are registered on Form N-4 registration statements (File Nos. 333-43329, 811-08581; 333-44751, 811-08581;
     333-63110,  811-08581;  333-63428,  811-08581;  333-63536,  811-08581;  and
     333-62836, 811-08581) and issued by The Sage Variable Annuity Account A and Sage Life Assurance of America, Inc. The prospectuses which describe each variable annuity contract and the Fixed Account option are filed herein. Version I of the prospectus contained in this Form S-1 filing is identical to the prospectus contained in Post-Effective Amendment No. 11 to Form N-4 (File No. 333-43329). Version II of the prospectus contained in this Form S-1 filing is identical to the prospectus contained in Post-Effective Amendment No. 11 to Form N-4 (File No. 333-44751). Version III of the prospectus contained in this Form S-1 filing is identical to the prospectus contained in Post-Effective Amendment No. 6 to Form N-4 (File No. 333-63110). Version IV of the prospectus contained in this Form S-1 filing is identical to the prospectus contained in Post-Effective Amendment No. 6 to Form N-4 (File No. 333-63428). Version V of the prospectus contained in this Form S-1 filing is identical to the prospectus contained in Post-Effective Amendment No. 6 to Form N-4 (File No. 333-63536). Version VI of the prospectus contained in this Form S-1 filing is identical to the prospectus contained in Post-Effective Amendment No. 6 to Form N-4 (File No. 333-62836).

3. The prospectuses contained herein do not contain all of the information permitted by the Securities and Exchange Commission. Therefore, this Registration Statement on Form S-1 for Sage Life Assurance of America, Inc. incorporates by reference the Statements of Additional Information and Parts C contained in the Registration Statements on Form N-4
     (Post-Effective Amendment No. 11, File No. 333-43329, Post-Effective Amendment No. 11, File No. 333-44751, Post-Effective Amendment No. 6, File No. 333-63110, Post-Effective Amendment No. 6, File No. 333-63428, Post-Effective Amendment No. 6, File No. 333-63536 and Post-Effective Amendment No. 6, File No. 333-62836) filed for The Sage Variable Annuity Account A. This information may be obtained free of charge by writing or calling the Company's Customer Service Center.
-------------------------------------------------------------------------------

Version I


                          PROSPECTUS DATED MAY 1, 2002
                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT  06901

     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You purchased a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has available Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods.

     Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):

            -     AIM Variable Insurance Funds
            -     The Alger American Fund
            -     INVESCO Variable Investment Funds, Inc.
            -     MFS(R)Variable Insurance Trust(SM) (Initial Class)
            -     The Universal Institutional Funds, Inc.
            -     Oppenheimer Variable Account Funds
            -     Sage Life Investment Trust
            -     Liberty Variable Investment Trust (closed to additional
                     purchase payments and transfers)
            -     SteinRoe Variable Investment Trust (closed to additional
                     purchase payments and transfers)
            -     T. Rowe Price Equity Series, Inc. (closed to additional
                     purchase payments and transfers)

     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.




================================================================================
                                TABLE OF CONTENTS
================================================================================

                                                                            Page
                                                                            ----

INDEX OF TERMS..............................................................

HIGHLIGHTS .................................................................

FEE TABLE...................................................................

1.     WHAT ARE THE CONTRACTS?..............................................
       Your Options.........................................................
       Transfers............................................................

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?..................................
       Your Choices.........................................................
       Income Payment Amounts...............................................
       Optional Guaranteed Minimum Income Benefit Rider.....................

3.     PURCHASE PAYMENTS....................................................
       Making Additional Purchase Payments..................................
       When We May Cancel Your Contract.....................................

4.     WHAT ARE MY INVESTMENT OPTIONS?......................................
       Purchase Payment Allocations.........................................
       Variable Sub-Account Investment Options..............................
       Fixed Account Investment Options.....................................
       Transfers............................................................
       Transfer Programs....................................................
       Values Under Your Contract...........................................

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?..............................
       Surrender Charge.....................................................
       Annual Administration Charge.........................................
       Transfer Charge......................................................
       Asset-Based Charges..................................................
       Purchase Payment Tax Charge..........................................
       Optional Benefit Charges.............................................
       Fund Annual Expenses.................................................
       Additional Information...............................................

6.     HOW WILL MY CONTRACT BE TAXED?.......................................
       Introduction.........................................................
       Taxation of Non-Qualified Contracts..................................
       Taxation of a Qualified Contract.....................................
       Transfers, Assignments, or Exchanges of a Contract...................
       Possible Tax Law Changes.............................................

7.     HOW DO I ACCESS MY MONEY?............................................
       Withdrawals..........................................................
       Requesting Payments..................................................

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?...............................
       Yield................................................................
       Total Return.........................................................
       Performance/Comparisons..............................................

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?..............................
       Basic Death Benefit..................................................
       Owner's Death Before the Income Date.................................
       Owner's or Annuitant's Death After the Income Date...................
       Accidental Death Benefit.............................................
       Optional Enhanced Death Benefit Rider................................
       Proof of Death.......................................................

10.    WHAT OTHER INFORMATION SHOULD I KNOW?................................
       Parties to the Contract..............................................
       Separate Accounts....................................................
       Modification.........................................................
       Distribution of the Contracts........................................
       Experts..............................................................
       Legal Proceedings....................................................
       Reports to Contract Owners...........................................
       Authority to Make Agreements.........................................
       Financial Statements.................................................

11.    HOW CAN I MAKE INQUIRIES?............................................

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.....

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC. ...............

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS

APPENDIX B - MARKET VALUE ADJUSTMENT

APPENDIX C - DOLLAR-COST AVERAGING PROGRAM

APPENDIX D - CONTRACTS ISSUED BEFORE A CERTAIN DATE

APPENDIX E - ACCUMULATION UNIT VALUE HISTORY

APPENDIX F - GUARANTEED MINIMUM INCOME BENEFIT

APPENDIX G - ENHANCED DEATH BENEFIT


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

===============================================================================
                                 INDEX OF TERMS
===============================================================================

     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value and includes any Investment Credit and the earnings, if any, thereon.

     ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

     ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

     CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     EXCESS WITHDRAWAL -- An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

     EXPIRATION  DATE -- The  Expiration  Date is the  last  day in a  Guarantee
Period.

     FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     FREE WITHDRAWAL AMOUNT -- A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

     FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

     INCOME DATE -- The Income Date is the date you select for your regular income payments to begin.

     INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive regular income payments.

     INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     INVESTMENT CREDIT - An Investment Credit is a percentage of your purchase payment that we may add to your Account Value.

     MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

     OWNER -- The Owner is the person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or electronic delivery can be delivered by U.S. Mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

     SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge and Market Value Adjustment.

     VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

     "YOU" OR "YOUR" is the Owner of a Contract.



                                   HIGHLIGHTS

     The flexible payment deferred combination fixed and variable annuity contract is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchased the Contract you were given an opportunity to choose an enhanced death benefit and/or a guaranteed minimum income benefit. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

     The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a Surrender Charge of up to 7%. The Income Phase occurs when you begin receiving income payments from your Contract.

     You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

     The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

     If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center office are shown on the cover page of this prospectus.

===============================================================================
                               FEE TABLE
===============================================================================

     The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)......None

Surrender Charge(1) (as a percentage of purchase payments withdrawn or surrendered)


                APPLICABLE              APPLICABLE SURRENDER
               CONTRACT YEAR             CHARGE PERCENTAGE
               -------------             -----------------
                    1                           7%
                    2                           7%
                    3                           6%
                    4                           5%
                    5                           4%
                    6                           3%
                    7                           1%
             8 and thereafter                   0%

Maximum Transfer Charge(2)
     First 12 transfers in a Contract Year..................................$ 0
     After 12th transfer in a Contract Year.................................$25

Annual Administration Charge
     Contract Years 1-7(3)..................................................$40
     After Contract Year 7..................................................$ 0


     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES

Asset-Based Charges (deducted daily as percentage of the assets of the Variable Account) (4)


                                                       CONTRACT YEARS
                                                       --------------
                                                       1-7            8+
                                                      -----         -----

 Mortality and Expense Risk Charge                   1.25%         1.10%
 Asset-Based Administrative Charge                   0.15%         0.15%
                                                     -----         -----
 Asset-Based Charges - Total                         1.40%         1.25%

OPTIONAL BENEFIT ANNUAL EXPENSES(deducted monthly as percentage of your Variable and Fixed Account Values)

         Guaranteed Minimum Income Benefit Charge..........................0.20%
         Enhanced Death Benefit Charge(*)..................................0.25%
                                                                           -----
         Total Optional Benefit Annual Charges.............................0.45%

*0.20% for Contracts purchased prior to May 1, 2001.

(1) You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) 10% of your total purchase payments less all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments).

     Because the Free Withdrawal Amount is not considered a liquidation of purchase payments, if you surrender your Contract during the same Contract Year you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount. See "What are the Expenses Under A Contract?"

(2)  Currently, we do not assess a transfer charge.

(3) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(4) If you bought your Contract before May 1, 2001, we deduct the Asset-Based Charges on a monthly basis during the Accumulation Phase (see Appendix D). See "What Are The Expenses Under A Contract?"


FUND CHARGES

     The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2001 are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue. The annual expenses of the Funds in the tables below and the Examples which follow them are based on data provided by the respective underlying Trusts. We have not independently verified such data.




FUND ANNUAL EXPENSES (as a percentage of average daily net assets of a Fund)


                                                                                                                     TOTAL
                                                                                                                 ANNUAL EXPENSES
                                                                                                                  (BEFORE FEE
                                                                                                                  WAIVERS AND
                                                                                                  TOTAL           REIMBURSEMENTS,
                                                               MANAGEMENT                     ANNUAL EXPENSES     AS APPLICABLE,
                                                                  FEES       OTHER EXPENSES     (AFTER FEE       AND INCLUDING
                                                               (AFTER FEE        (AFTER         WAIVERS AND    MAXIMUM 12b-1 FEES
                                                                 WAIVER,     REIMBURSEMENT,   REIMBURSEMENTS,    [NOT CURRENTLY
                            FUND                             AS APPLICABLE)  AS APPLICABLE)   AS APPLICABLE)        CHARGED])
                            ----                             --------------  --------------   --------------    -----------------
AIM VARIABLE INSURANCE FUNDS:(1)
 (Series I Shares)
   AIM V.I. Government Securities Fund.................            0.50%           0.58%           1.08%             1.08%
   AIM V.I. Core Equity Fund      .....................            0.61            0.21            0.82              0.82
   AIM V.I. International Growth Fund    ..............            0.73            0.32            1.05              1.05
   AIM V.I. Premier Equity Fund    ....................            0.60            0.25            0.85              0.85
THE ALGER AMERICAN FUND:
   Alger American MidCap Growth Portfolio..............            0.80            0.08            0.88              0.88
   Alger American Income & Growth Portfolio.  .........            0.625           0.095           0.72              0.72
   Alger American Small Capitalization Portfolio.......            0.85            0.07            0.92              0.92
INVESCO VARIABLE INVESTMENT FUNDS, INC.:(2)
   INVESCO VIF - Growth Fund (3).................                  0.85            0.67(4)         1.52(4)           2.32
   INVESCO VIF - Financial Services Fund...............            0.75            0.32            1.07              1.07
   INVESCO VIF - Health Sciences Fund..................            0.75            0.31            1.06              1.06
   INVESCO VIF - Technology Fund.......................            0.75            0.32            1.07              1.07
MFS(R) VARIABLE INSURANCE TRUST(SM)
 (Initial Class):
   MFS Investors Trust Series..........................            0.75            0.15            0.90(6)           0.90
   MFS High Income Series..............................            0.75            0.16(5)         0.91(6)           1.01
   MFS Research Series.................................            0.75            0.15            0.90(6)           0.90
   MFS Total Return Series.............................            0.75            0.14            0.89(6)           0.89
   MFS Capital Opportunities Series....................            0.75            0.16(5)         0.91(6)           0.96
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
   Global Value Equity Portfolio ................                  0.67            0.48            1.15              1.28(7)
   Mid Cap Value Portfolio.............................            0.70            0.35            1.05              1.10(7)
   Value Portfolio.....................................            0.47            0.38            0.85              0.93(7)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   Oppenheimer Bond Fund/VA............................            0.72            0.05            0.77              0.77
   Oppenheimer Capital Appreciation Fund/VA............            0.64            0.04            0.68              0.68
   Oppenheimer Main Street Small Cap Fund/VA ..........            0.75            0.30            1.05              1.05
SAGE LIFE INVESTMENT TRUST:
   S&P 500 Equity Index Fund* (8)(9)...................            0.38            0.17            0.55              1.51
   Money Market Fund (9)...............................            0.48            0.17            0.65              1.30
   Nasdaq-100 Index(R) Fund** (8)(9)...................            0.80            0.05            0.85              1.66
   All-Cap Growth Fund (8)(9)..........................            0.99            0.11            1.10              2.03
T. ROWE PRICE EQUITY SERIES, INC.:
   T. Rowe Price Equity Income Portfolio...............            0.85(10)        0.00(10)        0.85              0.85
   T. Rowe Price Mid-Cap Growth Portfolio..............            0.85(10)        0.00(10)        0.85              0.85
   T. Rowe Price Personal Strategy Balanced Portfolio..            0.90(10)        0.00(10)        0.90              0.90
LIBERTY VARIABLE INVESTMENT TRUST:
   Colonial High Yield Securities Fund, Variable Series.           0.60            0.33            0.93              0.93
   Colonial Small Cap Value Fund, Variable Series.......           0.80            0.30            1.10              1.32(11)
   Colonial Strategic Income Fund, Variable Series......           0.65            0.20            0.85              0.85
   Colonial U.S. Growth and Income Fund, Variable Series.          0.80            0.16            0.96              0.96
   Liberty All-Star Equity Fund, Variable Series........           0.80            0.20            1.00              1.00
   Newport Tiger Fund, Variable Series..................           0.90            0.41            1.31              1.31
   Stein Roe Global Utilities Fund, Variable Series.....           0.65            0.28            0.93              0.93
STEINROE VARIABLE INVESTMENT TRUST:
   Stein Roe Growth Stock Fund, Variable Series ........           0.50            0.26            0.76              0.76
   Stein Roe Balanced Fund, Variable Series.............           0.45            0.26            0.71              0.71


(1) Effective May 1, 2002 the following Fund names will change: AIM V.I. Growth and Income Fund becomes AIM V.I.Core Equity Fund, AIM V.I. International Equity Fund becomes AIM V.I. International Growth Fund, and AIM V.I. Value Fund becomes AIM V.I. Premier Equity Fund.

(2) The Funds' actual Other Expenses and Total Annual Expenses are higher than the figures shown because their custodian fees were reduced under an expense offset arrangement.

(3)  INVESCO  VIF - Growth  Fund was  previously  INVESCO VIF - Blue Chip Growth
     Fund.

(4) Certain expenses of the Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's other expenses and total annual expenses for the year ended December 31, 2001 would have been 1.47% and 2.32%, respectively of the Fund's average net assets.

(5) MFS has contractually agreed subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after reimbursement, as applicable), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:
     Capital Opportunities - 0.15% and High Income - 0.15%. These contractual fee arrangements will continue until May 1, 2003 with the consent of the board of trustees which oversees the series. Without this reimbursement, the "Other Expenses" for these series would have been as follows: the Capital Opportunities Series - 0.21% and the High Income Series - 0.26%.

(6) Each MFS Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Funds' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Funds. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal 0.89% for Investors Trust Series; 0.90% for the High Income Series; 0.89% for the Research Series; 0.88% for the Total Return Series and 0.90% for the Capital Opportunities Series.

(7) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses of the Portfolios will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.48%, and 1.28% with respect to the Global Value Equity Portfolio; 0.75%, 0.35% and 1.10% with respect to the Mid Cap Value Portfolio; and 0.55%, 0.38% and 0.93% with respect to the Value Portfolio.


(8) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001 and no payments will be made for the year ending December 31, 2002.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve contractually obligated net fund operating expenses. Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; 0.65%, 0%, 0.65% and 1.30% with respect to the Money
     Market Fund; 0.85%, 0.25%, 0.56% and 1.66% with respect to the Nasdaq-100 Index(R) Fund; and 1.10%, 0.25%, 0.68% and 2.03% with respect to the All-Cap Growth Fund.

(10) The Fund pays an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses.

(11) The Small Cap Value Fund's adviser has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10%. As a result, the actual other expenses for the 2001 fiscal year was 0.52%.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES




EXAMPLES

     The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the initial purchase payment is $30,000, and that you have invested all your money in the Variable Account.

     You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year, however, we currently do not assess the Transfer Charge. See "Transfer Charge."

     The assumed 5% annual rate of return is hypothetical. You should not consider it to be a representation of past or future annual returns; both may be greater or less than this assumed rate.

     You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.

     The examples reflect the charges for the optional Guaranteed Minimum Income Benefit ("GMIB") and the optional Enhanced Death Benefit ("EDB"). (If you purchased the Contract prior to May 1, 2001, your expenses would be less than the expenses shown below if you selected the EDB.)




                                                                                    WITH GMIB AND EDB CHARGES
                                                           1. IF YOU SURRENDER YOUR CONTRACT    2. IF YOU DO NOT SURRENDER YOUR
                                                               AT THE END OF EACH           CONTRACT OR YOU ANNUITIZE
                           FUND                                   TIME PERIOD                    YOUR CONTRACT AT
                                                                                                     THE END
                                                                                               OF EACH TIME PERIOD
                           ----                               -----------------------      ----------------------------
                                                        1  YEAR  3 YEARS  5 YEARS   10 YEARS   1 YEAR    3 YEARS 5 YEARS    10 YEARS
                                                        ------   -------  -------   --------  ------     -------  -------   --------

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. Government Securities Fund                      102        157       205       335       32         97     165        335
AIM V.I. Core Equity Fund                                 99        149       192       310       29         89     152        310
AIM V.I. International Growth Fund                       102        156       203       332       32         96     163        332
AIM V.I. Premier Equity Fund                              99        150       193       313       29         90     153        313
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                   100        151       195       316       30         91     155        316
Alger American Income & Growth Portfolio                  98        146       187       300       28         86     147        300
Alger American Small Capitalization Portfolio            100        152       197       320       30         92     157        320
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                                106        171       227       377       36        111     187        377
INVESCO VIF - Financial Services Fund                    102        157       204       334       32         97     164        334
INVESCO VIF - Health Sciences Fund                       102        157       204       333       32         97     164        333
INVESCO VIF - Technology Fund                            102        157       204       334       32         97     164        334
MFS(R) VARIABLE INSURANCE TRUST(SM):
MFS Investors Trust Series                               100        152       196       318       30         92     156        318
MFS High Income Series                                   100        152       196       319       30         92     156        319
MFS Research Series                                      100        152       196       318       30         92     156        318
MFS Total Return Series                                  100        151       195       317       30         91     155        317
MFS Capital Opportunities Series                         100        152       196       319       30         92     156        319
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                            103        159       208       342       33         99     168        342
Mid Cap Value Portfolio                                  102        156       203       332       32         96     163        332
Value Portfolio                                           99        150       193       313       29         90     153        313
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                  99        148       189       305       29         88     149        305
Oppenheimer Capital Appreciation Fund/VA                  98        145       185       296       28         85     145        296
Oppenheimer Main Street Small Cap Fund/VA                102        156       203       332       32         96     163        332
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                 96        141       178       283       26         81     138        283
Money Market Fund                                         97        144       183       293       27         84     143        293
Nasdaq-100 Index(R)Fund                                   99        150       193       313       29         90     153        313
All-Cap Growth Fund                                      102        158       206       337       32         98     166        337
T. ROWE PRICE EQUITY SERIES, INC.:*
T. Rowe Price Equity Income Portfolio                     99        150       193       313       29         90     153        313
T. Rowe Price Mid-Cap Growth Portfolio                    99        150       193       313       29         90     153        313
T. Rowe Price Personal Strategy Balanced Portfolio       100        152       196       318       30         92     156        318
LIBERTY VARIABLE INVESTMENT TRUST:*
Colonial High Yield Securities Fund, Variable Series     100        153       197       321       30         93     157        321
Colonial Small Cap Value Fund, Variable Series           102        158       206       337       32         98     166        337
Colonial Strategic Income Fund, Variable Series           99        150       193       313       29         90     153        313
Colonial U.S. Growth and Income Fund, Variable Series    101        153       199       324       31         93     159        324
Liberty All-Star Equity Fund, Variable Series            101        155       201       328       31         95     161        328
Newport Tiger Fund, Variable Series                      104        164       216       357       34        104     176        357
Stein Roe Global Utilities Fund, Variable Series         100        153       197       321       30         93     157        321
STEINROE VARIABLE INVESTMENT TRUST:*
Stein Roe Growth Stock Fund, Variable Series              99        147       189       304       29         87     149        304
Stein Roe Balanced Fund, Variable Series                  98        146       186       299       28         86     146        299

*Closed for additional purchase payments and transfers.

There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix E (see Appendix D if you purchased your Contract before May 1, 2001).

===============================================================================
1.  WHAT ARE THE CONTRACTS?
===============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

     Under the terms of the Contract, we promise to pay you (or the Annuitant, if the Owner is other than an individual) regular income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract. If you purchased your Contract before May 1, 2001, please see Appendix D for certain provisions applicable to your Contract. Generally Contracts purchased on or after May 1, 2001 will have the provisions described in this Prospectus. However, in certain states the provisions described in Appendix D will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable
Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7 and 10 years. (The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options.) If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an Income Plan. See "Market Value Adjustment."

     We also offer you two optional benefits for an additional charge -- the GMIB and EDB. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?" and "Does the Contract Have A Death Benefit?"


TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

            -     From one Variable Sub-Account to another Variable Sub-Account;

            -     From a Fixed Sub-Account to a Variable Sub-Account; or

            -     From a Variable Sub-Account to a Fixed Sub-Account.

     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

===============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
===============================================================================

YOUR CHOICES

     You have several choices to make concerning your Income Payments. First, you choose the Income Date when you want regular income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

         The available income plans are:

         - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, we will only make one payment.

         - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

         - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If you and the second person die after the first payment and before the second payment, we will only make one payment.

         - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

         - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.


INCOME PAYMENT AMOUNTS

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and if applicable upon the age and sex of a second person you designate. The monthly income rate per $1,000 we apply will never be lower than the rate shown in your Contract.

     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%; if you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate.)

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Surrender Value on that date in one sum.

     OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER - The GMIB is an optional rider that ensures, if you satisfy the rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular Income Plan and frequency of payment, we determine the GMIB by multiplying (a) by (b) where:

         a) is the greatest of: (i) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces Account Value, or (ii) the Account Value as of the Income Date, or (iii) the Highest Anniversary Value determined on the Income Date; and

         b) is the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates are generally more favorable than the monthly income rates per $1,000 shown in the Contract to calculate the GMIB). We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. We will calculate an anniversary value for each Contract Anniversary before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB rider. An anniversary value for a Contract Anniversary equals:

         -        the Account Value on that Contract Anniversary;
         - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and
         - reduced by the proportion that any withdrawal taken since that anniversary (including applicable surrender charges and Market Value Adjustments) reduced Account Value.

         We show an example of how the GMIB works in Appendix F.

     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The rider's effective date for purposes of reviewing Contract Anniversaries to determine the Highest Anniversary Value will be the Business Day the new Owner elects to continue the rider. All of the other terms and conditions of the rider will continue as before.

     WHEN MAY YOU ELECT THE GMIB? You may take income payments using the GMIB on any Contract Anniversary, or the thirty-day period that follows, after (a) the Contract has been in effect for seven years, and (b) the Annuitant has attained age 60.

     INCOME PLANS AVAILABLE WITH THE GMIB. You may elect to use the GMIB with the following Income Plans in your Contract:

         -        Income Plan 1. Fixed Life Annuity;
         -        Income Plan 2. Fixed Life Annuity with 10 or 20 Years Certain;
                  and
         -        Income Plan 3. Fixed Joint and Last Survivor Annuity.

     You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB.

         OTHER GMIB TERMS AND CONDITIONS

         -        The GMIB must be purchased at time of application;
         - The Annuitant must be age 80 or younger at the time your Contract is issued;
         - The purchase of the GMIB as an optional benefit is irrevocable and charges for the GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

     IMPORTANT CONSIDERATIONS REGARDING THE GMIB. While a GMIB does provide a guaranteed income, a GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB completely and analyze it thoroughly before you purchase the GMIB.

         - A GMIB does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

         - Once purchased, the GMIB is irrevocable. This means that before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under the GMIB using guaranteed monthly income payment rates, the GMIB charges will still be assessed.
         - The GMIB in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

         - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

         -        The GMIB may not be approved in all states.

===============================================================================
3. PURCHASE PAYMENTS
===============================================================================

MAKING ADDITIONAL PURCHASE PAYMENTS

     You may make additional purchase payments of $250 or more (a lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center) at any time before the Income Date, subject to the following conditions. You may make additional purchase payments for as little as $100 under EFT (Electronic Funds Transfer).

We will accept additional purchase payments as shown in the chart below:

=========== ====================================================================
CONTRACT TYPE         RESTRICTIONS ON ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS
--------------------- ----------------------------------------------------------

Non-Qualified         Accepted until the earlier of the year in which
Contract              you attain age 90 or the year in which the Annuitant
                      attains age 90.

--------------------- ----------------------------------------------------------
Qualified             Accepted until the year in which you attain age 90,
Contract              except for annual contributions to a traditional IRA
                      which are accepted until the year in which you attain
                      age 70 1/2.
===================== ==========================================================

     We reserve the right to reject any additional purchase payments.

     You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

     We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we receive it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you applied for a Contract, you specified the percentage of your initial and additional purchase payments to be allocated to each Variable
Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

     The Variable Account has 26 Sub-Accounts currently open to additional purchase payments and transfers. Each Sub-Account invests in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.

     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust. You should read the Trusts' prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust prospectuses with your Contract.

The following Funds are currently available under the Contract:

                          AIM VARIABLE INSURANCE FUNDS (Series I Shares)

         AIM V.I. Government Securities Fund
         AIM V.I. Core Equity Fund (formerly, AIM V.I. Growth and Income Fund) AIM V.I. International Growth Fund (formerly, AIM V.I. International
             Equity Fund)
         AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value Fund)

         Adviser: A I M Advisors, Inc..

                             THE ALGER AMERICAN FUND

         Alger American MidCap Growth Portfolio
         Alger American Income & Growth Portfolio
         Alger American Small Capitalization Portfolio

         Adviser: Fred Alger Management, Inc.

                             INVESCO VARIABLE INVESTMENT FUNDS, INC.

         INVESCO VIF - Growth Fund (formerly INVESCO VIF - Blue Chip Growth
             Fund)
         INVESCO VIF - Health Sciences Fund
         INVESCO VIF - Technology Fund
         INVESCO VIF - Financial Services Fund

         Adviser: INVESCO Funds Group, Inc.

                        MFS(R) VARIABLE INSURANCE TRUST(SM)

         MFS Investors Trust Series
         MFS High Income Series
         MFS Research Series
         MFS Total Return Series
         MFS Capital Opportunities Series

         Adviser: MFS Investment Management(R).

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

         Global Value Equity Portfolio (formerly, Global Equity Portfolio) Mid Cap Value Portfolio
         Value Portfolio

         Adviser: Morgan Stanley Investment Management, Inc. which does business in certain instances using the name Van Kampen.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

         Oppenheimer Bond Fund/VA
         Oppenheimer Capital Appreciation Fund/VA
         Oppenheimer Main Street Small Cap Fund/VA

         Adviser: OppenheimerFunds, Inc.

                           SAGE LIFE INVESTMENT TRUST

         S&P 500 Equity Index Fund
         Money Market Fund
         Nasdaq - 100 Index(R) Fund
         All-Cap Growth Fund

     Adviser: Sage Advisors, Inc. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

THE FOLLOWING FUNDS HAVE BEEN CLOSED TO ADDITIONAL PURCHASE PAYMENTS AND TRANSFERS (OTHER THAN TRANSFERS AS PART OF PRE-EXISTING DOLLAR COST AVERAGING AND ASSET ALLOCATION PROGRAMS BEGUN BEFORE THE FUND WAS CLOSED).

                        LIBERTY VARIABLE INVESTMENT TRUST

     Colonial High Yield Securities Fund, Variable Series

     Colonial Small Cap Value Fund, Variable Series
     Colonial Strategic Income Fund, Variable Series
     Colonial U.S. Growth and Income Fund, Variable Series
     Liberty All-Star Equity Fund, Variable Series
     Newport Tiger Fund, Variable Series
     Stein Roe Global Utilities Fund, Variable Series

Adviser: Liberty Advisory Services Corp.

STEINROE VARIABLE INVESTMENT TRUST

     Stein Roe Growth Stock Fund, Variable Series
     Stein Roe Balanced Fund, Variable Series

Adviser: Stein Roe & Farnham Incorporated

T. ROWE PRICE EQUITY SERIES, INC.

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Mid-cap Growth Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio

Adviser:         T. ROWE Price Associates, Inc.

     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide.

FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may establish DCA Fixed Sub-Accounts for our Dollar-Cost Averaging Program.

     HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, OUR GUARANTEED INTEREST RATES WILL BE AT LEAST 3% PER YEAR. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

     GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7 and 10 years. We may offer different Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date. The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options.

     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

         - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

         - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires.

         - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

         - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

         - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

         Ordinarily:

         - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

         - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

         We will apply a Market Value Adjustment as follows:

         - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

         - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

         - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                                N/365
                             [(1+I)/(1+J+.0025)]       - 1

         Where:

                  I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

                  J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

                  N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     Examples of how the Market Value Adjustment works are shown in Appendix B.

TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to transfer Account Value is restricted until the Free Look Period ends. See "What Are My Investment Options?" The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

         In addition, we reserve the right to restrict transfers:


         - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

         - if the transfer results in more than one trade involving the same Sub-Account with a 30-day period; or

         - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     TELEPHONE  TRANSACTIONS.  You  may  request  transfers  or  withdrawals  by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and
(c) posting a Contract transaction history on our website which you may access at any time.

     THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

     DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

         Once elected, dollar-cost averaging remains in effect until:

            -    the Income Date;

            -    you surrender the Contract;

            - the value of the Sub-Account from which transfers are being made is depleted; or

            -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     ASSET ALLOCATION PROGRAM. An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all initial and additional purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix quarterly to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed.

     If you participate in the asset allocation program, the transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.

VALUES UNDER YOUR CONTRACT

     ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

            - the performance of the Variable Sub-Accounts you have selected;

            -     interest credited on amounts you allocated to the Fixed
                  Account;

            -     any additional purchase payments; and

            -     charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

     VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b)and subtracting
(c) where:

        (a)    is the net result of:

               (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

               (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

               (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

        (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

        (c)    is the daily Asset-Based Charges.

     The net investment factor may be more or less than, or equal to, one.

     If you purchased your Contract prior to May 1, 2001, see Appendix D for the Net Investment Factor applicable to your Contract.

     FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

         - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

         -        interest at the Guaranteed Interest Rate; MINUS

         -        any transfers from the Sub-Account; MINUS

         - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

         -        any charges allocated to the Sub-Account.

We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

==============================================================================
5.  WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

SERVICES AND BENEFITS WE PROVIDE INCLUDE:

         - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

         -        the death benefit paid on the death of the Owner;

         - the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs;

         - administration of the income plans available under the Contracts; and

         -        the distribution of various reports to Owners.

COSTS AND EXPENSES WE INCUR INCLUDE:

         - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

         -        sales and marketing expenses; and

         -        other costs of doing business.

RISKS WE ASSUME INCLUDE:

         - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

         - that the amount of the death benefit will be greater than Account Value; and

         - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may also deduct a charge for taxes. See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

         -        the size of the group;

         - the total amount of purchase payments to be received from the group;

         -        the purposes for which the Contracts are purchased;

         -        the nature of the group for which the Contracts are purchased;
                  and

         - any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

     If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 7% in the first Contract Year, and declines until it reaches 0% in the eighth Contract Year.

     If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."

     The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

     EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge is 7%, you have requested a withdrawal of $1,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $5,000, your current Account Value is $5,250, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

       (a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% x $5,000 = $500); and

       (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments ($5,250 - $5,000 = $250).

Therefore, the Free Withdrawal Amount is $500. A surrender charge will apply to the excess of $1,000 over $500. The surrender charge equals $35 (7% x $500).

     The Free Withdrawal Amount is not considered a liquidation of purchase payments. If you surrender your Contract during the same Contract Year that you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount.

     WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in your rider to the Contract.

ANNUAL ADMINISTRATION CHARGE

     We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states, the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. If you bought your Contract prior to May 1, 2001, see Appendix D for information related to Asset-Based Charges. The maximum charges are:


                                                    COMBINED
                                              ASSET-BASED CHARGES
                                              -------------------

                                           ANNUAL             DAILY
                                           CHARGE             CHARGE
                                           ------             ------

Contract Years 1-7                          1.40%            .0038626%
Contract Years 8+                           1.25%            .0034462%


     These charges do not apply to any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.

OPTIONAL BENEFIT CHARGES

     Guaranteed Minimum Income Benefit. If you purchase the optional Guaranteed Minimum Income Benefit, we will deduct an additional charge equal on an annual basis to 0.20% of your Account Value on the date of deduction during the Accumulation Phase. We calculate this charge as a percentage of your Account Value on the date of deduction, and deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply all of your Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

     Enhanced Death Benefit. If you purchase the optional Enhanced Death Benefit, we will deduct an additional charge equal on an annual basis to .25% (0.20% for Contracts purchased prior to May 1, 2001) of your Account Value on the date of deduction during the Accumulation Phase. We deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply the Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 6.25%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. Broker-dealers who meet certain productivity and profitability standards may be eligible for additional compensation.

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6.  HOW WILL MY CONTRACT BE TAXED?
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THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

INTRODUCTION

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code (the "Code"), the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

     WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

- It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

- We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

              -   made on or after the taxpayer reaches age 59 1/2;

              -   made on or after the death of an Owner;

              -   attributable to the taxpayer's becoming disabled; or

              - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

              -   from purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

     Certain death benefits may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF A QUALIFIED CONTRACT

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

- Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP").

- SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

- Roth IRA -- allows eligible individuals to make after-tax contributions with no tax on qualifying distributions.

     The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

     CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     TAX PENALTY ON CERTAIN WITHDRAWALS. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)  paid on or after you reach age 59 1/2;

(2)  paid after you die;

(3)  paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

(5)  paid for certain allowable medical expenses (as defined in the Code);

(6)  paid on account of an IRS levy upon the Qualified Contract;

(7)  paid from an IRA for medical insurance (as defined in the Code);

(8)  paid from an IRA for qualified higher education expenses; or

(9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

     We have provided a more complete discussion in the Statement of Additional Information.

     TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     DEATH BENEFIT. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain death benefits, including the basic Death Benefit as well as an optional rider death benefit, which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAs) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

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7.  HOW DO I ACCESS MY MONEY?
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     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. (If you have elected the "payments for a specified period certain" income plan option, you may request a full or partial withdrawal after the Income Date; otherwise, no withdrawals are permitted after the Income Date.) There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. Also, there may be adverse tax consequences if you make a partial withdrawal during the Income Phase. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $250, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

- If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

- If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The Internal Revenue Service has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

- the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

-    the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

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8.  HOW IS CONTRACT PERFORMANCE PRESENTED?
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     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN

     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits. As described under "What Are the Expenses under a Contract? - Asset-Based Charges," and Appendix D, as of May 1, 2001, we changed the way we calculate Asset- Based Charges, which is a component of performance calculations. We calculate performance information for all periods as if the methodology used beginning May 1, 2001 for calculating Asset-Based Charges had in been in effect from inception.

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

     We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.

PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Variable Sub-Account performance based on that performance data. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

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9.  DOES THE CONTRACT HAVE A DEATH BENEFIT?
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     Your Contract provides two different types of death benefits for your Beneficiary if you die before the Income Date. There is the basic death benefit and the accidental death benefit.

     BASIC DEATH BENEFIT. If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greatest of:

         - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day);

         - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value; or

         -    the highest anniversary value (the "Highest Anniversary Value").

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

         (1)    the Account Value on that Contract Anniversary;

         (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

         (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request that the death benefit be paid in one lump sum. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue, in which case we will continue the Contract subject to the following conditions:

         (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

         (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the Death Benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant or the change of any Annuitant under the Contract as the death of an Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.


OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant or the Beneficiary.

     ACCIDENTAL DEATH BENEFIT. Under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

           -      the purchase payments made; MINUS

           - any withdrawals (including any associated surrender charge and Market Value Adjustment incurred).

Each  value is  determined  as of the  date of the  Owner's  death  (or the next
Business Day if the Owner dies on other than a Business Day). The maximum benefit is $250,000.

To qualify for this benefit, the Owner's death must occur:

           (1) before the first Contract Anniversary after the Owner attains age 80; and

           (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.

     If there is no Owner who is a natural person (that is, an individual), we will treat the Annuitant as Owner and use the Annuitant's age for purposes of determining whether the accidental death benefit is payable.

     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. We will pay the accidental death benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of accidental death. The deceased Owner's spouse may continue the Contact (and this benefit) according to the terms set forth in the Contract and accidental death benefit rider.

         We terminate the accidental death benefit provision:

         - when we pay the benefit after the death of the surviving spouse;

         - when you surrender the Contract or apply the entire Account Value to an income plan;

         - when we distribute the interest in the Contract due to the death of an Owner; or

         -        when you request termination of the benefit.

See the Accidental Death Benefit rider for the specific terms and conditions of this benefit.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

     You may enhance the Contract's basic death benefit by purchasing the optional Enhanced Death Benefit rider (referred to in marketing materials as "Protection Plus"). The Enhanced Death Benefit rider may provide an additional death benefit if the Owner dies before the Income Date (or the Annuitant, if the Owner is not a natural person). We determine the Enhanced Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

         a)       is your Account Value on the date of calculation;

         b)       is the Net Purchase Amount; and

         c) is the Benefit Rate (40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 79).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make; and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Enhanced Death Benefit will not exceed the Maximum Benefit Amount which is your Net Purchase Amount times the benefit rate times 250% for issue ages 0-69, and 100% for issue ages 70-79.

     We will pay the Enhanced Death Benefit to your Beneficiary or surviving joint Owner upon receipt of written proof of death. The deceased Owner's spouse may continue the Contract (and this benefit) according to the terms set forth in the Contract and enhanced death benefit rider. PLEASE NOTE THAT IF YOUR ACCOUNT VALUE AT DEATH HAS DECLINED SUCH THAT IT IS EQUAL TO OR LESS THAN THE NET PURCHASE AMOUNT, NO ENHANCED DEATH BENEFIT WILL BE PAYABLE.

     We show examples of the Enhanced Death Benefit in Appendix G.

     See the Enhanced Death Benefit rider for the specific terms and conditions of this benefit.

     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age. The rider's effective date for purposes of calculating the Net Purchase Amount will be the Business Day the new Owner elects to continue the rider. On this date the Net Purchase Amount will be equal to the Account Value. After that, the Net Purchase Amount will be increased by any additional purchase payments the new Owner makes, and will be reduced in proportion to the reduction in Account Value that results from withdrawals the new Owner makes. All of the other terms and conditions of the rider will continue as before.

         OTHER ENHANCED DEATH BENEFIT TERMS AND CONDITIONS.

            - You can only purchase the Enhanced Death Benefit at time of application;

            - You must be age 79 or younger at the time the Contract is issued;

            - If you purchase the Enhanced Death Benefit as an optional benefit it is irrevocable and charges for it will remain in force during the Accumulation Phase (unless not renewed by a surviving spouse who continues the Contract under the Contract Continuation Option).

         IMPORTANT CONSIDERATIONS REGARDING THE ENHANCED DEATH BENEFIT OPTION.

            - The Enhanced Death Benefit rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Enhanced Death Benefit being payable.

            - Once purchased, the Enhanced Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Enhanced Death Benefit charges will still be assessed.

            - Please take advantage of the guidance of a qualified financial adviser in evaluating the Enhanced Death Benefit option, as well as all other aspects of the Contract.

            - The Enhanced Death Benefit option is not available for IRA and Roth IRA contracts.

            -     The Enhanced Death Benefit may not be available in all states.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit. We will accept one of the following items:

            1.    An original certified copy of an official death certificate;
                  or

            2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

            3.    Any other proof satisfactory to us.

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10.  WHAT OTHER INFORMATION SHOULD I KNOW?
==============================================================================

PARTIES TO THE CONTRACT

THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

THE BENEFICIARY - We pay the death benefit to the primary Beneficiary (unless there are joint Owners in which case proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate.

One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

     THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge. We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

         When permitted by applicable law, we may modify the Contracts as follows:

         -        deregister the Variable Account under the 1940 Act;

         - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

         - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

         - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

         -        combine the Variable Account with other separate accounts; and

         -        combine a Variable Sub-Account with another Variable
                  Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. The Contracts may not be available in all states.

EXPERTS

     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of The Sage Variable Annuity Account A at December 31, 2001 and for each of the two years in the period then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL PROCEEDINGS

     Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

     Audited Financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2001.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2001, 2000 and 1999 and for each of the three years in the period ended December 31, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

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11. HOW CAN I MAKE INQUIRIES?
================================================================================

     You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

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12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
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HISTORY AND BUSINESS


General

Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has applied to the New York Insurance Department for an insurance license.

We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of the preferred stock it acquired for the common stock. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

Our initial marketing focus has been to distribute our products through banks and financial planning companies and regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA"- (Very Strong) by Fitch Ratings. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of our ratings were downgraded from their current levels, sales of our products and our relationships with distributors could be adversely affected.

Competition

We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

At December 31, 2001, we had 65 salaried employees. Many of these employees also perform duties for affiliated companies.


SELECTED FINANCIAL DATA

The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2001 presentation.

                                                  2001            2000           1999            1998            1997
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
        Statement of Operations Data:
        Revenues:
           Net investment income             $  2,108,497     $ 1,888,172    $ 1,290,196    $  1,243,522    $    989,494
           Realized capital gains                   14,088               -              -             -                 -
           Administrative service fees              39,260          49,940         37,671             -                 -
           Contract charges and fees               108,986           3,979            861             -                 -
                                             ---------------- -------------- -------------- --------------- --------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total revenues                    2,270,831       1,942,091      1,328,728     1,243,522           989,494


        Benefits and expenses:
            Contract owner benefits              1,078,918         490,964              -             -                 -
            Acquisition expenses             (      50,182)              -              -             -                 -
            Goodwill amortization expense          217,378         234,468        234,468       548,818           325,406
            General   and    administrative      8,303,361       5,969,108      5,521,186     1,263,678         1,015,874
            expenses
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total benefits and expenses       9,549,475       6,694,540      5,755,654     1,812,496         1,341,280
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------

        Loss   before   cumulative   effect     (7,278,644)     (4,752,449)    (4,426,926)     (568,974)         (351,786)
        adjustment

        Cumulative effect adjustment for
           change                                        -               -     (4,269,488)            -                 -
           in accounting for development
           costs
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
                Net loss                      $ (7,278,644)   $ (4,752,449)    $(8,696,414)   $ (568,974)     $   (351,786)
                                                (4,752,449)
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Written Premiums  (1)
               Gross
                                              $68,900,272     $  21,109,921    $ 79,942       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============
               Net
                                              $28,930,652     $   7,003,766    $ 75,742       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Balance Sheet Data:
        Total Assets                          $114,237,585    $ 54,726,227    $31,736,580     $36,542,531     $ 36,688,739

                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Liabilities                     $ 82,330,012    $   22,209,130  $   233,435    $     70,474      $  3,486,311
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Stockholder's Equity            $ 31,907,573    $ 32,517,097    $31,503,145    $36,472,057     $ 33,202,428
                                             ================ ============== ============== =============== ===============

(1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from contract owners are flat fees assessed on each contract's anniversary date. Accordingly, they vary according to the number of contracts in force during the course of the year.

Net investment income includes interest earned on separate account assets allocated to options in the fixed account by contract owners. The increases in net investment income and contract owner benefits reflect the increase in total separate account assets supporting the options in the fixed account.

Before June 30, 2000, we sold a limited number of contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Although premiums continue to show significant growth, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 65 at December 31, 2001 as compared to 38 at December 31, 2000, and 24 at December 31, 1999.

We do not currently reflect the benefits of deferred federal income taxes in our results.


Liquidity and Capital Resources

Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and the funding of our daily operations. Our cash needs have been met primarily through capital contributions from Sage Life Holdings, as well as through interest income on the invested assets of the general account.

We expect that our cash needs will continue in order to support our underwriting and marketing activities. Our ultimate parent, Sage Group, a publicly traded South African financial services group, has stated that our operations are of key strategic importance to Sage Group's business plans and that they intend to take the actions necessary to meet our liquidity needs. Sage Group is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs other than through capital issues in foreign currency. Sage Group's current ability to issue stock outside of South Africa has been hindered by a recent devaluation of the South African rand relative to the United States dollar and a decrease in their stock price reflective of a general decline of financial services stocks in South Africa. Sage Group is actively exploring a variety of alternatives for providing for our current and future cash needs, including by issuing new capital to strategic investors of Sage Life Holdings and/or its affiliates or through the issuance of new Sage Group capital in the international markets. Sage Group and its affiliates are currently engaging in discussions with potential strategic investors and providers of such capital. However, there can be no assurance that Sage Group will be successful in these efforts, as Sage Group has not yet finalized negotiations with any strategic investor.

Our future marketing efforts and results of operations could be adversely affected if Sage Life Holdings and/or its affiliates are unable to raise additional funding for us. Based on our business expansion plans, Sage Life Holdings and/or its affiliates will require outside financing towards the end of the first quarter of 2003 to enable us to maintain the minimum $25,000,000 capital and surplus requirements stipulated in the terms of the Preferred Stock Agreement with Swiss Re. Under the Preferred Stock Purchase Agreement, as amended, we are required to maintain statutory-basis capital and surplus of at least $25,000,000. Should our statutory-basis capital and surplus fall below $25,000,000, and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval, each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. Should this occur, there can be no assurance that our current business strategy will be maintained. In addition, we have made a commitment to the Michigan Insurance Department to maintain statutory capital and surplus of at least $25,000,000.

With regard to contract owners, our obligation under their contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the contracts to which they relate, are not chargeable with any of our other liabilities.


Reinsurance

In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement we cede a significant portion of our variable business to Swiss Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks

Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.


Critical Accounting Policies

We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance agreement, and unearned revenue over the life of our contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2001, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of contracts in force. Assumptions about future experience have not been revised.

Investments

Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, our total adjusted capital exceeded RBC requirements.

Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.


Directors and Executive Officers of Sage Life

The following are the Directors and Executive Officers of the Company:


                                Position with Sage, Year of
          Name, Age                      Election                     Other Principal Positions for Past Five Years

------------------------------ ------------------------------ ---------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------------------------------------------

Ronald S. Scowby, 63           Director, January 1997         Chairman and Trustee,  Sage Life Investment  Trust,  July 1998
                               to December 2001; Chairman,    to September 2001;  President,  Chief Executive Officer,  Sage
                               February 1998 to December      Life  Assurance  of America  Inc.,  January  1997 to  February
                               2001                           1998;  Director,  President,  Chief  Executive  Officer,  Sage
                                                              Management  Services (USA),  Inc., June 1996 to December 1999;
                                                              Owner, Sheldon Scowby Resources July 1995 to June 1996

Robin I. Marsden, 36           Director,   January  1997  to  President and Trustee,  Sage Life Investment  Trust, July 1998
                               present;  President and Chief  to present;  Director,  Sage Distributors,  Inc., January 1998
                               Executive  Officer,  February  to August 2001 and February 2002 to present;  President,  Sage
                               1998 to present                Distributors,   Inc.  February  2002  to  present;   Director,
                                                              January  1997  to  present,   President  and  Chief  Executive
                                                              Officer,  February  1998 to  present,  Sage  Insurance  Group,
                                                              Inc.;  Chief Investment  Officer and Chief Financial  Officer,
                                                              Sage Life Holdings, Ltd., November 1994 to January 1998

H. Louis Shill, 71             Director, January 1997         Chairman,  Sage Life Assurance of America,  Inc.  January 1997
                               to present; Chairman           to  February  1998;  Chairman,  Sage  Insurance  Group,  Inc.,
                               December 2001 to present       January  1997  to  present;  Founder,   Chairman,  Sage  Group
                                                              Limited, 1965 to present

Paul C. Meyer, 49              Director,   January  1997  to  Partner, Clifford Chance Rogers & Wells, 1986 to present present


Richard D. Starr, 57           Director,   January  1997  to  Chairman and Chief Executive Officer,  Financial  Institutions
                               present                        Group,  Inc.,  October  1978 to  present;  Vice  Chairman  and
                                                              Director, ABN Amro Financial Services, Inc.

Dr. Meyer Feldberg, 60         Director,   January  2000  to  Dean/Professor,   Columbia   University   Graduate  School  of
                               present                        Business,  July 1989 to present;  Chairman and Director,  Sage
                                                              Life  Assurance  Company  of New  York;  Director  of  Revlon,
                                                              Inc., Federated Department Stores,  Primedia, and Paine-Webber
                                                              Mutual Funds

John A. Benning, 67            Director,   April   2000   to  Senior Vice President and General Counsel,  Liberty  Financial
                               present                        Companies,  1986 to 2000;  Director  of ICI  Mutual  Insurance
                                                              Company and T.T. International U.S.A. Feeder Trust

Mitchell R. Katcher, 48        Director,   December 1997 to   Vice President, Sage Life Investment Trust, July 1998 to
                               to present; Senior Executive   present; Director, Sage Distributors, Inc., January 1998 to
                               Vice  President  and   Chief   August 2001; Treasurer, July  1997 to present, Senior
                               Actuary May 1997 to present;   Executive Vice President, December 1997 to present, Sage
                               Chief Financial Officer, May   Insurance Group, Inc.
                               1997 to October 2000

Lincoln B. Yersin, 38          Executive  Vice  President  -  President,  Sage  Distributors,  September  2000  to  present;
                               Marketing,   National   Sales  Executive Vice President,  Sage Insurance Group,  Inc. January
                               Manager,    May    1999    to  2001  to  February   2002;   President,   AmSouth   Investment
                               February 2002                  Services,  Inc., June 1993 to May 1999; Senior Vice President,
                                                              AmSouth Bancorporation, June 1993 to May 1999


Jeffrey C. Gordon, 40          Senior Vice President and      Senior  Vice  President  and  Chief  Financial  Officer,  Sage
                               Chief Financial Officer,       Insurance   Group  Inc.,   October  2000  to  present;   Chief
                               October 2000 to present        Financial  Officer and  Treasurer,  Sage  Distributors,  Inc.,
                                                              February  2002  to  present;  Controller,  Frontier  Insurance
                                                              Group,  Inc.,  January 1999 to September 2000; Senior Manager,
                                                              Ernst & Young LLP, January 1988 to December 1998


Nancy F. Brunetti, 39          Executive Vice President and   Executive  Vice  President and Chief  Administrative  Officer,
                               Chief Administrative           Sage   Insurance   Group  Inc.,   January   2001  to  present;
                               Officer, January 2001 to       Consultant,  NFB  Consulting,  January 2000 to December  2000;
                               present                        Executive Vice President and Chief Operating Officer,  January
                                                              1998 to December 1999 and Senior Vice  President  January 1996
                                                              to December 1997, American Skandia Life Assurance Corporation

All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.


Executive Compensation

The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                      Other Annual            All Other
        Name and Principal Position           Year        Salary        Bonus         Compensation(1)      Compensation(2)
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  Robin I. Marsden                            2001     $390,750     $108,800       $  17,850           $  132,179
  (Chief Executive Officer)                   2000      354,750      100,000          17,850              119,399
                                              1999      322,500      150,000          16,800               38,018

  Ronald S. Scowby (3)                        2001     $       -     $       -      $     -             $    -
  (Former Chairman, President                 2000             -       75,000             -                56,538
    and CEO)                                  1999      354,167       200,000         16,800               42,484

  Mitchell R. Katcher                         2001     $318,750      $150,000       $  17,850           $   20,535
  (Senior Executive Vice                      2000      293,750       137,500          17,850               17,824
    President and Chief Actuary)              1999      268,750       150,000          16,800               30,456

  Lincoln Yersin(4)                           2001     $199,750      $150,000        $ 17,850           $    3,124
  (Former Executive Vice President            2000      186,250       150,000          13,300               47,191
     Marketing and National Sales
     Manager)                                 1999      116,667       100,000              -               124,692

  Jeffrey C. Gordon                           2001     $ 205,250     $ 40,000        $  4,525           $  100,229
  (Senior Vice President and
     Chief Financial Officer)

  Nancy F. Brunetti                           2001       $ 279,500   $   34,375            -            $   31,000
  (Executive Vice President and
      Chief Administrative Officer)

(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers:
Mr. Marsden: 2001, $23,179 - contribution to non-qualified retirement plan, $109,000 - deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399
- contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company.

Mr. Katcher: 2001, $20,535 - contribution to non-qualified retirement plan; 2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

Mr. Yersin: 2001, $3,124 - contribution to non-qualified retirement plan; 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576 - moving expenses.

Mr. Gordon: 2001, $43,750 - recruitment bonus, $4,528 - contribution to non-qualified retirement plan; $51,951 - moving expenses.

Ms. Brunetti: 2001, $25,000 - recruitment bonus, $6,000 - commuter allowance.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

(4) Mr. Yersin's employment with the Company terminated February 27, 2002.

Employment Contracts.
--------------------

Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.


Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

Mr. Gordon and SIGI are parties to an agreement dated September 11, 2000. The agreement provides for Mr. Gordon's title and duties with SIGI and the Company, sets forth his initial annual remuneration, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Mr. Gordon is eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provides that he is eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provides that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2001, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002. In addition, in the event of a "change of control," if Mr. Gordon is terminated, or if he elects to terminate his employment, he will be entitled to receive his basic salary and benefits for a further twelve months, and will be entitled to a pro-rata bonus for the period up to such termination based on his prior year's bonus. Ordinary vesting under any benefit or incentive plan arising in this twelve-month period will also continue. The agreement provides for indemnification of personal liability arising in the ordinary course of business.

Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business.


Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

Effective December 5, 2001, Mr. Scowby resigned as director and chairman of Sage Life and prior to resigning was paid $12,833 per month for these services. In addition, he was paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2001 was $27,093. He was also provided with certain retirement benefits and was eligible to participate in a long-term incentive plan to be established by SIGI.

Certain Relationships and Related Transactions

Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance Rogers & Wells. Since 1997, the Company has retained Clifford Chance Rogers & Wells, and its predecessor firm, Rogers & Wells, to provide legal counseling to the Company.


                      Sage Life Assurance of America, Inc.

                        Financial Statements

SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

New York, NY
March 15, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
ASSETS

Investments:

  Fixed maturity securities available for sale..............  $ 13,652,254    $ 14,660,769

  Equity securities available for sale......................     1,097,000              --
                                                              ------------    ------------

Total investments...........................................    14,749,254      14,660,769

Cash and cash equivalents...................................     9,383,386       9,949,167

Accrued investment income...................................       272,954         243,111

Receivable from affiliates..................................     1,081,710       1,700,014

Deferred federal income taxes...............................            --         146,530

Reinsurance receivables.....................................       746,661         290,302

Deferred acquisition costs..................................     2,569,876         327,720

Goodwill....................................................     5,776,300       5,993,678

Other assets................................................       774,863         103,761

Separate account assets.....................................    78,882,581      21,311,175
                                                              ------------    ------------

Total assets................................................  $114,237,585    $ 54,726,227
                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred gain from modified coinsurance agreement.........  $  1,283,790    $    318,028

  Unearned revenue..........................................         6,024             901

  Deferred federal income taxes.............................        60,807              --

  Accrued expenses and other liabilities....................     2,096,810         579,026

  Separate account liabilities..............................    78,882,581      21,311,175
                                                              ------------    ------------

Total liabilities...........................................    82,330,012      22,209,130

Stockholder's equity:

  Common stock, $2,500 par value, 1,000 shares authorized,
     issued and outstanding.................................     2,500,000       2,500,000

  Additional paid-in capital................................    50,937,804      44,671,161

  Deficit...................................................   (21,648,267)    (14,369,623)

  Accumulated other comprehensive gain (loss)...............       118,036        (284,441)
                                                              ------------    ------------

Total stockholder's equity..................................    31,907,573      32,517,097
                                                              ------------    ------------

Total liabilities and stockholder's equity..................  $114,237,585    $ 54,726,227
                                                              ============    ============

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
REVENUES
  Net investment income.....................................  $ 2,108,497    $ 1,888,172    $ 1,290,196
  Realized capital gains....................................       14,088             --             --
  Administrative service fees...............................       39,260         49,940         37,671
  Contract charges and fees.................................      108,986          3,979            861
                                                              -----------    -----------    -----------
       Total revenues.......................................    2,270,831      1,942,091      1,328,728
BENEFITS AND EXPENSES
  Contract owner benefits...................................    1,078,918        490,964             --
  Acquisition expenses......................................      (50,182)            --             --
  Goodwill amortization expense.............................      217,378        234,468        234,468
  General and administrative expenses.......................    8,303,361      5,969,108      5,521,186
                                                              -----------    -----------    -----------
       Total benefits and expenses..........................    9,549,475      6,694,540      5,755,654
Loss before cumulative effect adjustment....................   (7,278,644)    (4,752,449)    (4,426,926)
Cumulative effect adjustment for change in accounting for
  development costs.........................................           --             --     (4,269,488)
                                                              -----------    -----------    -----------
       Net loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                ADDITIONAL PAID-                  COMPREHENSIVE
                                 COMMON STOCK      IN CAPITAL        DEFICIT      INCOME (LOSS)      TOTAL
                                 ------------   ----------------   ------------   -------------   -----------
Balances at December 31,
  1998.........................   $2,500,000      $34,875,727      $   (920,760)    $  17,090     $36,472,057
  Net loss.....................           --               --        (8,696,414)           --      (8,696,414)
  Change in unrealized gain on
     investments, net of
     federal income taxes......           --               --                --      (747,867)       (747,867)
                                                                                                  -----------
  Comprehensive loss...........                                                                    (9,444,281)
  Purchase price adjustment....           --         (102,518)               --            --        (102,518)
  Additional capital
     contributions.............           --        4,577,887                --            --       4,577,887
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  1999.........................    2,500,000       39,351,096        (9,617,174)     (730,777)     31,503,145
  Net loss.....................           --               --        (4,752,449)           --      (4,752,449)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       446,336         446,336
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (4,306,113)
  Additional capital
     contributions.............           --        5,320,065                --            --       5,320,065
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2000.........................    2,500,000       44,671,161       (14,369,623)     (284,441)    $32,517,097
  Net loss.....................           --               --        (7,278,644)           --      (7,278,644)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       402,477         402,477
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (6,876,167)
  Additional capital
     contributions.............           --        6,266,643                --            --       6,266,643
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2001.........................   $2,500,000      $50,937,804      $(21,648,267)    $ 118,036     $31,907,573
                                  ==========      ===========      ============     =========     ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
OPERATING ACTIVITIES
  Net loss..................................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Goodwill amortization expense..........................      217,378        234,468        234,468
     Amortization of bond discount/premium..................      109,529        114,223        124,842
     Cumulative effect adjustment for change in accounting
       for development costs................................           --             --      4,269,488
     Realized capital gains.................................      (14,088)            --             --
     Changes in:
       Accrued investment income............................      (29,843)       (16,877)       (22,809)
       Receivable from affiliates...........................      618,304     (1,028,744)      (671,270)
       Unearned revenue.....................................        5,123            901             --
       Reinsurance receivables..............................     (456,359)      (290,302)            --
       Deferred acquisition costs...........................   (2,242,156)      (327,720)            --
       Deferred gain from modified coinsurance agreement....      965,762        318,028             --
       Accrued expenses and other liabilities...............    1,525,082        438,600         78,756
       Other assets.........................................     (680,297)       (94,530)        (4,231)
                                                              -----------    -----------    -----------
Net cash used in operating activities.......................   (7,260,209)    (5,404,402)    (4,687,170)
INVESTING ACTIVITIES
  Purchases of fixed maturity securities....................           --       (453,975)    (4,444,806)
  Proceeds from sales, maturities and repayments of fixed
     maturity securities....................................    1,509,785      2,535,000             --
                                                              -----------    -----------    -----------
Net cash (used in) provided by investing activities.........    1,509,785      2,081,025     (4,444,806)
FINANCING ACTIVITIES
Capital contributions from parent...........................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
Net cash provided by financing activities...................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............     (565,781)     1,996,688     (4,554,089)
Cash and cash equivalents at beginning of year..............    9,949,167      7,952,479     12,506,568
                                                              -----------    -----------    -----------
Cash and cash equivalents at end of year....................  $ 9,383,386    $ 9,949,167    $ 7,952,479
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2001 and 2000 were approximately $68,900,000 and $21,110,000, respectively. Approximately 40% of the gross sales for 2001 and 35% of the separate account assets under management at December 31, 2001 were produced through two broker-dealers. A significant amount of the gross sales for 2000 were produced through one broker-dealer that was subsequently purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on quoted market prices.

Realized gains on the disposal of investments are determined by the specific identification method.

Deferred Acquisition Costs and Sales Inducements

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2001 and 2000, the Company capitalized,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


$2,192,000 and $328,000, net of reinsurance ceded. During 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $45,000 and $95,000, respectively.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2001 and 2000 deferred sales inducements were $604,000 and $16,000, respectively, and are included in other assets in the accompanying balance sheets.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts.

Deferred acquisition costs in the accompanying balance sheets are net of quota share ceded under the Modco Agreement. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the commission received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3% of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

At December 31, 2001 and 2000 the separate account liabilities included approximately $28,521,000 and $17,780,000, respectively, relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return.

CONTRACT LIABILITIES
The Company has no contract liabilities in its general account at December 31, 2001 and 2000. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account.

Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment of goodwill. These current projections support the value of goodwill. Accumulated amortization at December 31, 2001 and 2000 was approximately $1,155,000 and $938,000, respectively.

DEVELOPMENT EXPENSES

Prior to January 1, 1999, costs incurred in the development of the Company's products, systems and distribution channels were classified as development expenses. These development costs were capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,270,000.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SAFS No. 142 is expected to result in a reduction of expenses of approximately $235,000 per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2001 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                               GROSS         GROSS
                                               AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                 COST          GAINS         LOSSES         VALUE
                                              -----------    ----------    ----------    -----------
2001
U.S. Government obligations.................  $ 6,988,499     $ 90,183      $  4,822     $ 7,073,860
Corporate obligations.......................    6,498,015      143,914        63,535       6,578,394
                                              -----------     --------      --------     -----------
                                              $13,486,514     $234,097      $ 68,357     $13,652,254
                                              ===========     ========      ========     ===========
2000
U.S. Government obligations.................  $ 7,075,997     $ 17,991      $159,070     $ 6,934,918
Corporate obligations.......................    8,015,742        9,093       298,984       7,725,851
                                              -----------     --------      --------     -----------
                                              $15,091,739     $ 27,084      $458,054     $14,660,769
                                              ===========     ========      ========     ===========

At December 31, 2001 securities with an amortized cost and fair value of approximately $5,441,000 and $5,492,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2001 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                               AMORTIZED        FAIR
                                                                 COST           VALUE
                                                              -----------    -----------
Due in one year or less.....................................  $   401,030    $   408,562
Due after one year through five years.......................    7,760,333      7,968,515
Due after five years through ten years......................    5,325,151      5,275,177
                                                              -----------    -----------
Total.......................................................  $13,486,514    $13,652,254
                                                              ===========    ===========

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust. At December 31, 2001, the fair value of such securities was $1,097,000.

Investment income by major category of investment is summarized as follows:

                                                                2001          2000          1999
                                                             ----------    ----------    ----------
Fixed maturity securities..................................  $1,874,721    $1,397,699    $  907,068
Cash and cash equivalents..................................     370,075       572,086       461,367
                                                             ----------    ----------    ----------
Total investment income....................................   2,244,796     1,969,785     1,368,435
Investment expenses........................................    (136,299)      (81,613)      (78,239)
                                                             ----------    ----------    ----------
Net investment income......................................  $2,108,497    $1,888,172    $1,290,196
                                                             ==========    ==========    ==========

Proceeds from the sale of fixed maturity securities were $1,510,000 during 2001 resulting in gross realized gains of $14,000.

3. MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. During 2001 and 2000 the Company ceded premiums of approximately $39,970,000 and $14,106,000,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

3. MODIFIED COINSURANCE AGREEMENT (CONTINUED)


respectively. Contract charges and fees for 2001 and 2000 are net of approximately $230,000 and $8,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $123,000 and $30,000 ceded to Swiss Re in 2001 and 2000, respectively.

4. FEDERAL INCOME TAXES

The Company files a separate life insurance company federal income tax return. Beginning in 2002, the Company may be included in the consolidated federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Pre-tax loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
Application of the federal statutory tax rate - 34%......   (2,474,739)    (1,615,833)    (2,956,781)
Change in valuation allowance............................    2,551,734      1,614,188      2,907,523
Other....................................................      (76,995)         1,645         49,258
                                                           -----------    -----------    -----------
Total income tax provision...............................  $        --    $        --    $        --
                                                           ===========    ===========    ===========

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                 2001          2000
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $7,682,789    $5,132,087
  Unrealized loss on depreciation of investments............          --       146,530
  Reserves..................................................     282,527        37,732
  Deferred gain from Modco Agreement........................     436,489       108,130
  Unearned revenue..........................................      82,944        32,447
  Other.....................................................      37,718         7,808
                                                              ----------    ----------
  Total deferred tax assets.................................   8,522,467     5,464,734
Deferred tax liabilities:
  Goodwill..................................................    (378,729)     (304,214)
  Deferred policy acquisition costs.........................    (712,167)     (116,926)
  Unrealized gain on appreciation of investments............     (60,807)           --
  Other.....................................................     (13,093)      (30,319)
                                                              ----------    ----------
Total deferred tax liabilities..............................  (1,164,796)     (451,459)
Valuation allowance for deferred tax assets.................  (7,418,478)   (4,866,745)
                                                              ----------    ----------
Net deferred tax asset (liability)..........................  $  (60,807)   $  146,530
                                                              ==========    ==========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has separate company net operating loss carryforwards of approximately $22,596,000 at December 31, 2001, which expire between 2012 and 2016.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net loss and capital and surplus of the Company are as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Net loss.................................................  $(7,661,509)   $(1,948,877)   $  (389,023)
Capital and surplus......................................   25,367,701     26,505,917     25,973,744

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)


The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, the Company's total adjusted capital exceeded RBC requirements.

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the NAIC, periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2001 and 2000 amounts due from SIGI under this agreement were approximately $1,081,000 and $989,000, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of four investment funds that are available to variable contract owners of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

6. RELATED PARTY TRANSACTIONS (CONTINUED)


Income received from Sage Advisors was approximately $29,000 and $50,000 in 2001 and 2000, respectively. At December 31, 2000, approximately $4,000 was due from Sage Advisors.

During 2001, the Company paid wholesaling allowances of approximately $413,000 to Sage Distributors. These costs were capitalized and are being amortized as acquisition costs.

7. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25,000,000 in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a Preferred Stock Purchase Agreement with Swiss Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25,000,000. Should the Company's statutory-basis capital and surplus fall below $25,000,000 and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in SLHA.

Based on the Company's business plans, SLHA and/or its affiliates will require outside financing towards the end of the first quarter of 2002 to continue to provide for the Company's cash needs in order to maintain statutory-basis capital and surplus at $25,000,000.

8. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $86,000, $78,000 and $70,000 in 2001, 2000 and 1999,
respectively.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                              MARCH 31    JUNE 30    SEPTEMBER 30    DECEMBER 31
                                              --------    -------    ------------    -----------
                                                                (in thousands)
2001
Net investment income.......................  $   608     $  652       $   502         $   346
Total revenues..............................      626        680           536             429
Total benefits and expenses.................    1,999      2,593         2,458           2,499
Net loss....................................   (1,373)    (1,914)       (1,921)         (2,071)
2000
Net investment income.......................  $   349     $  352       $   489         $   698
Total revenues..............................      364        651           159             768
Total benefits and expenses.................    1,878      1,021         2,389           1,405
Net loss....................................   (1,514)      (370)       (2,230)           (638)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

     Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the front cover or by calling (877) 835-7243 (Toll
Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distributions from Non-Qualified Contracts
           Multiple Contracts
           Partial 1035 Exchanges Contracts Owned by Other Than Natural Persons Tax Treatment of Assignments or Transfer of Ownership
           Gifting a Contract
           Withdrawals - Investment Adviser Fees
           Income Tax Withholding
           Taxation of Death Benefit Proceeds
           Taxation of Withdrawals - Non-Qualified Contracts
           Delayed Annuity Payments
           Qualified Contracts
           Qualified Plans
           Tax Treatment of Withdrawals - Qualified Contracts
           Required Distributions

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Effect of the Annual Administration Charge on Performance Data Use of Indexes
           Other Information

Income Payment Provisions
           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements



================================================================================
                               APPENDIX A
================================================================================


                     MORE INFORMATION ABOUT THE FUNDS


1.   Investment Objectives and Strategies:


     Below are brief descriptions of the investment objective(s) and strategies of each of the Funds available under the Contract. There is no assurance that these objective(s) will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

AIM VARIABLE INSURANCE FUNDS (Series I Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds.

     AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund normally invests at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. government.

     AIM V.I. CORE EQUITY FUND (formerly AIM V.I. Growth and Income Fund). This Fund's primary objective is growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by normally investing at least 80% of its net assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

     AIM V.I.  INTERNATIONAL GROWTH FUND (formerly AIM V.I. International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. PREMIER EQUITY FUND (formerly AIM V.I. Value Fund). The Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. The Fund normally invests at least 80% of its net assets in equity securities.

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. advises The Alger American Fund.

     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

     ALGER AMERICAN  INCOME & GROWTH  PORTFOLIO.  This Fund  primarily  seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - GROWTH FUND. This Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of foreign companies.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS INVESTORS TRUST SERIES. This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

     MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

     MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

     OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSgA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high-quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

     NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the Nasdaq 100. These stocks are selected on the basis of computer-generated statistical data. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market(SM).

     ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. The investment adviser of the Fund will implement this strategy by investing at least 80% of its assets in the common stock of U.S. companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Global Value Equity Portfolio, Mid Cap Value Portfolio and the Value Portfolio.

     GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

     MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

     VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that it believes are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that typically do not pay dividends. The Fund may invest, to a limited extent, in foreign equity securities.

Below are the investment objectives and strategies of certain other Funds. THESE FUNDS ARE NO LONGER AVAILABLE FOR ADDITIONAL PURCHASE PAYMENTS AND TRANSFERS OF ACCOUNT VALUE (OTHER THAN TRANSFERS AS PART OF PRE-EXISTING DOLLAR-COST AVERAGING AND ASSET ALLOCATION PROGRAMS BEGUN BEFORE THE FUND WAS CLOSED).

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Associates, Inc. provides investment management to the T. Rowe Price Equity Series, Inc.

T. ROWE PRICE EQUITY INCOME PORTFOLIO. This Fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. This Fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings. Mid-cap companies are defined as those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index or the Russell Mid-Cap Growth Index.

T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO. The Fund seeks to provide the highest total return over time, consistent with an emphasis on both capital appreciation and income. The Personal Strategy Balanced Portfolio invests in a diversified portfolio consisting approximately of 60% stocks, 30% bonds, and 10% money market securities.

LIBERTY VARIABLE INVESTMENT TRUST.

Liberty Advisory Services Corp. provides investment management and advisory services to the funds in the Liberty Variable Investment Trust. Colonial Management Associates, Inc. sub-advises the High Yield Securities Fund, the U.S. Growth and Income Fund, the Small Cap Value Fund, and the Strategic Income Fund. Stein Roe & Farnham Incorporated sub-advises the Global Utilities Fund. Newport Fund Management, Inc. sub-advises the Tiger Fund. Liberty Asset Management Company sub-advises the All-Star Equity Fund.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES. This Fund seeks current income and total return by investing primarily in lower-rated corporate debt securities (commonly referred to as "junk bonds").

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES. This Fund seeks long-term growth by investing primarily in smaller capitalization stocks of U.S. companies.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES. This Fund seeks current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES. This Fund seeks long-term growth and income by investing primarily in large capitalization stocks. Up to 10% of its assets may be invested in debt securities. The Fund is generally managed in accordance with Morningstar, Inc. guidelines for a "Large-Cap Value" fund.

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES. This Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

NEWPORT TIGER FUND, VARIABLE SERIES. This Fund seeks long-term capital appreciation by investing primarily in stocks of companies located in the ten Tiger countries of Asia (Hong, Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, The People's Republic of China and the Philippines).

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES. This Fund seeks current income and long-term growth of capital and income by investing primarily in U.S. and foreign securities of utility companies.


STEINROE VARIABLE INVESTMENT TRUST

Stein Roe & Farnham Incorporated advises the Funds in the SteinRoe Variable Investment Trust. Nordea Investment Management North America, Inc. sub-advises a portion of the Balanced Fund's foreign securities.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES. This Fund seeks long-term growth of capital through investment primarily in common stocks of large-cap companies. The Fund may invest up to 25% of its assets in foreign stocks. The Fund is generally managed in accordance with the Morningstar, Inc. guidelines for a "Large Growth" fund.

STEIN ROE BALANCED FUND, VARIABLE SERIES. This Fund seeks high total investment return through a changing mix of common stocks, bonds, and cash. The Fund invests primarily in well-established large-cap companies. The Fund is generally managed in accordance with the Morningstar, Inc. guidelines for a "Domestic Hybrid" fund.



  2.    Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

.. The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

..  The name, education and experience of the portfolio manager.

..  Investment adviser information which may include, size, assets, and location.

..  Portfolio holdings.

.. Statistics -- which may include portfolio statistics such as size, assets, and average duration and maturity of the portfolio.

..  Geographic allocation of portfolios.

..  Portfolio quality ratings.

..  Information relating to a relevant benchmark.

.. Identification of portfolios by the investment categories, portfolio sectors or industry groups in which they fall.

  3.    Principal Fund Investment Risks:

Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

Equity Index: A portfolio that invests in securities which seek to match a stock market index, is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share. Global
Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.


================================================================================
                                   APPENDIX B
================================================================================

                             MARKET VALUE ADJUSTMENT


     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)]^(N/365) - 1
Where:

     - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     - J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

     - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $109,273 x {[(1.025)/(1.0375)]^ (2555/365) -1) =
      - $8,889

Therefore, the amount paid on full surrender is $100,384 ($109,273 - $8,889).

Example #2: Surrender  --  Example of a Positive Market Value Adjustment

     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^ (3))


2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $109,273 x {[(1.025)/(1.0175)]^(2555/365) -1) =
      + $5,764

Therefore, the amount paid on full surrender is $115,037 ($109,273 + $5,764).

Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3)).

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $100,000 x {[(1.025)/(1.0375)] ^ (2555/365) -1)
      = - $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.

Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $100,000 x {[(1.025)/(1.0175)] ^ (2555/365) - 1)
      = + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725.



================================================================================
                                   APPENDIX C
================================================================================

                          DOLLAR-COST AVERAGING PROGRAM


     Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.

     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.

                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
- ---------     -------------   --------------    -------------   -----------------   -------------

 1               24,000             --               --                59                24,059
 2               24,059           1 / 24            1,002              57                23,114
 3               23,114           1 / 23            1,005              55                22,163
 4               22,163           1 / 22            1,007              52                21,208
 5               21,208           1 / 21            1,010              50                20,248
 6               20,248           1 / 20            1,012              47                19,283
 7               19,283           1 / 19            1,015              45                18,313
 8               18,313           1 / 18            1,017              43                17,338
 9               17,338           1 / 17            1,020              40                16,359
10               16,359           1 / 16            1,022              38                15,374
11               15,374           1 / 15            1,025              35                14,385
12               14,385           1 / 14            1,027              33                13,390
13               13,390           1 / 13            1,030              30                12,390
14               12,390           1 / 12            1,033              28                11,386
15               11,386           1 / 11            1,035              26                10,376
16               10,376           1 / 10            1,038              23                 9,362
17                9,362            1 / 9            1,040              21                 8,342
18                8,342            1 / 8            1,043              18                 7,317
19                7,317            1 / 7            1,045              15                 6,287
20                6,287            1 / 6            1,048              13                 5,252
21                5,252            1 / 5            1,050              10                 4,212
22                4,212            1 / 4            1,053               8                 3,167
23                3,167            1 / 3            1,056               5                 2,117
24                2,117            1 / 2            1,058               3                 1,061
25                1,061            1 / 1            1,061              --                   --

NOTE:  Column (3) = Column (1) x Column (2)
          Column (5) = Column (1)- Column (3) + Column (4)

================================================================================
                                   APPENDIX D
                     CONTRACTS ISSUED BEFORE A CERTAIN DATE
================================================================================

     The purpose of this Appendix is to show certain benefits for Contracts issued before certain dates. Generally, Contracts purchased after May 1, 2001, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

CONTRACTS ISSUED BEFORE MAY 1, 2001

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs we assume. Before the Income Date, we deduct Asset-Based Charges monthly and calculate the charges as a percentage of the Variable Account Value on the date of deduction. On the Contract Date and monthly thereafter, we deduct the Asset-Based Charges proportionately from the Variable Sub-Accounts in which your are invested. On and after the Income Date, however, these charges are called Variable Sub- Account Charges and we deduct them daily from the assets in each Variable Sub-Account supporting variable income payments. The maximum charges are:


                                    COMBINED
                               ASSET-BASED CHARGES
                  -------------------------------------------------
                      ANNUAL           MONTHLY             DAILY
                      CHARGE           CHARGE              CHARGE
                      ------           -------             ------

Contract Years 1-7    1.40%            .116667%            .0038626%
Contract Years 8+     1.25%            .104167%            .0034462%

     We reserve the right to deduct Asset-Based Charges on the effective date of any transfer from the Fixed Account, or allocation of purchase payments to the Variable Account, based on the amount transferred or allocated and based on the number of days remaining until the next date of deduction. These charges do not apply to any Fixed Account Value.

ACCUMULATION UNIT VALUE - NET INVESTMENT FACTOR

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

        (a)    is the net result of:

               (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

               (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

        (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

        The net investment factor may be more or less than, or equal to, one.

CONDENSED FINANCIAL INFORMATION

The Sage Variable Annuity A began operations in February, 1999. For Contracts purchased before May 1, 2001, the Accumulation Unit Values and the number of accumulation units outstanding for each Variable Sub-Account for the periods shown are as follows:







                                                                                Year or Period      Year or Period    Year or Period
                                                                                Ended 12/31/01      Ended 12/31/00    Ended 12/31/99
                                                                                --------------      --------------    --------------

AIM VARIABLE INSURANCE FUNDS:

AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period ......................                  $11.02              $9.94              $10.00
Accumulation unit value at end of period ............................                  $11.65             $11.02               $9.94
No. of accumulation units outstanding at end of period ...............                 42,839              3,569                 170

AIM V.I. Growth and Income Fund
Accumulation unit value at beginning of period ......................                   $9.05             $11.21              $10.00
Accumulation unit value at end of period ............................                   $7.39              $9.05              $11.21
No. of accumulation units outstanding at end of period ...............                 66,255             13,471                  69

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period ......................                  $11.63             $16.01              $10.00
Accumulation unit value at end of period ............................                   $9.01             $11.63              $16.01
No. of accumulation units outstanding at end of period ...............                 57,592             13,139                 625

AIM V.I. Value Fund
Accumulation unit value at beginning of period ......................                  $10.12             $12.27              $10.00
Accumulation unit value at end of period ............................                   $9.15             $10.12              $12.27
No. of accumulation units outstanding at end of period ...............                 53,206             19,941                 115

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period ......................                  $13.04             $12.65              $10.00
Accumulation unit value at end of period ............................                  $12.91             $13.04              $12.65
No. of accumulation units outstanding at end of period ...............                 48,723             14,892                 144

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period ......................                  $13.26             $13.90              $10.00
Accumulation unit value at end of period ............................                  $11.75             $13.26              $13.90
No. of accumulation units outstanding at end of period ...............                 41,434              8,045                 115

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period ......................                   $7.88             $11.86              $10.00
Accumulation unit value at end of period ............................                   $6.09              $7.88              $11.86
No. of accumulation units outstanding at end of period ...............                 28,845             11,714                  66

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period ......................                  $10.18             $10.48              $10.00
Accumulation unit value at end of period ............................                   $8.80             $10.18              $10.48
No. of accumulation units outstanding at end of period ...............                 27,657              6,734                 240

MFS High Income Series

Accumulation unit value at beginning of period ......................                   $9.48             $10.15              $10.00
Accumulation unit value at end of period ............................                   $9.67              $9.48              $10.15
No. of accumulation units outstanding at end of period ...............                  4,548              1,440                  54

MFS Research Series
Accumulation unit value at beginning of period ......................                   $9.93             $10.93              $10.00
Accumulation unit value at end of period ............................                   $8.19              $9.93              $10.93
No. of accumulation units outstanding at end of period ...............                 35,045              9,216                  70

MFS Total Return Series
Accumulation unit value at beginning of period ......................                  $11.36              $9.84              $10.00
Accumulation unit value at end of period ............................                  $11.44             $11.36               $9.84
No. of accumulation units outstanding at end of period ...............                104,013              9,738                  75

MFS Capital Opportunities
Accumulation unit value at beginning of period ......................                  $10.38             $11.30              $10.00
Accumulation unit value at end of period ............................                   $8.33             $10.38              $11.30
No. of accumulation units outstanding at end of period ...............                  7,889              5,771                  69

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period ......................                  $12.04             $10.86              $10.00
Accumulation unit value at end of period ............................                  $11.25             $12.04              $10.86
No. of accumulation units outstanding at end of period ...............                 26,960              1,128                 116

Mid Cap Value Portfolio
Accumulation unit value at beginning of period ......................                  $13.36             $12.58              $10.00
Accumulation unit value at end of period ............................                  $13.49             $13.36              $12.58
No. of accumulation units outstanding at end of period ...............                  9,621              1,092                 150

Value Portfolio
Accumulation unit value at beginning of period ......................                  $12.06              $9.86              $10.00
Accumulation unit value at end of period ............................                  $12.60             $12.06               $9.86
No. of accumulation units outstanding at end of period ...............                  3,229                815                  75

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period ......................                  $10.55              $9.86              $10.00
Accumulation unit value at end of period ............................                  $11.28             $10.55               $9.86
No. of accumulation units outstanding at end of period ...............                 34,347             10,522                 340

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period ......................                  $13.30             $13.79              $10.00
Accumulation unit value at end of period ............................                  $12.03             $13.30              $13.79
No. of accumulation units outstanding at end of period ...............                 31,524             13,282                 111

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period ......................                  $12.12             $15.93              $10.00
Accumulation unit value at end of period ............................                  $12.97             $12.12              $15.93
No. of accumulation units outstanding at end of period ...............                  9,732              3,169                 155

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period ......................                  $10.45             $11.78              $10.00
Accumulation unit value at end of period ............................                   $9.43             $10.45              $11.78
No. of accumulation units outstanding at end of period ...............                 61,684              8,143               2,692

Money Market Fund
Accumulation unit value at beginning of period ......................                  $11.02             $10.40              $10.00
Accumulation unit value at end of period ............................                  $11.39             $11.02              $10.40
No. of accumulation units outstanding at end of period ...............                 75,121             29,380                 479

Nasdaq - 100 Index (R) Fund*
Accumulation unit value at beginning of period ......................                   $5.95             $10.00               n/a
Accumulation unit value at end of period ............................                   $4.39              $5.95               n/a
No. of accumulation units outstanding at end of period ...............                 46,646              5,717               n/a

All-Cap Growth Fund*
Accumulation unit value at beginning of period ......................                   $7.37             $10.00               n/a
Accumulation unit value at end of period ............................                   $6.58              $7.37               n/a
No. of accumulation units outstanding at end of period ...............                 36,065              3,327               n/a

T. ROWE PRICE EQUITY SERIES, INC.:

T. Rowe Price Equity Income Portfolio.
Accumulation unit value at beginning of period ......................                  $11.65             $10.36              $10.00
Accumulation unit value at end of period ............................                  $11.89             $11.65              $10.36
No. of accumulation units outstanding at end of period ...............                  7,346              1,039                 159

T. Rowe Price Mid-Cap Growth Portfolio
Accumulation unit value at beginning of period ......................                  $12.79             $12.59              $10.00
Accumulation unit value at end of period ............................                  $13.40             $12.79              $12.59
No. of accumulation units outstanding at end of period ...............                 11,181              6,545                 152

T. Rowe Price Personal Strategy Balanced Portfolio
Accumulation unit value at beginning of period ......................                  $10.70             $10.25              $10.00
Accumulation unit value at end of period ............................                  $10.54             $10.70              $10.25
No. of accumulation units outstanding at end of period ...............                 22,181              1,248                  78

LIBERTY VARIABLE INVESTMENT TRUST:

Colonial High Yield Securities Fund, Variable Series
Accumulation unit value at beginning of period.......................                   $9.45              $9.82              $10.00
Accumulation unit value at end of period.............................                   $9.18              $9.45               $9.82
No. of accumulation units outstanding at end of period................                  2,065              2,383                  75

Colonial Small Cap Value Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $14.14             $12.34              $10.00
Accumulation unit value at end of period.............................                  $16.04             $14.14              $12.34
No. of accumulation units outstanding at end of period................                  7,052                546                 161

Colonial Strategic Income Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $10.14             $10.09              $10.00
Accumulation unit value at end of period.............................                  $10.48             $10.14              $10.09
No. of accumulation units outstanding at end of period................                    283                438                 261

Colonial U.S. Growth and Income Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $11.22             $10.89              $10.00
Accumulation unit value at end of period.............................                  $11.22             $11.22              $10.89
No. of accumulation units outstanding at end of period................                  8,166              4,708                 198

Liberty All-Star Equity Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $11.18             $10.86              $10.00
Accumulation unit value at end of period.............................                  $10.06             $11.18              $10.86
No. of accumulation units outstanding at end of period................                    591                 54                 186

Newport Tiger Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $10.24             $12.31              $10.00
Accumulation unit value at end of period.............................                   $8.47             $10.24              $12.31
No. of accumulation units outstanding at end of period................                    108                350                   0

Stein Roe Growth Stock Fund, Variable Series
Accumulation unit value at beginning of period.......................                   $9.37             $11.20              $10.00
Accumulation unit value at end of period.............................                   $7.43              $9.37              $11.20
No. of accumulation units outstanding at end of period................                  9,383              4,535                  69


STEINROE VARIABLE INVESTMENT TRUST:

Stein Roe Balanced Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $10.18             $12.20              $10.00
Accumulation unit value at end of period.............................                   $9.38             $10.18              $12.20
No. of accumulation units outstanding at end of period................                  2,226                381                  65

Stein Roe Global Utilities Fund, Variable Series
Accumulation unit value at beginning of period.......................                   $9.54             $11.30              $10.00
Accumulation unit value at end of period.............................                   $8.44              $9.54              $11.30
No. of accumulation units outstanding at end of period................                  3,114              2,739                  69

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period ......................                  $10.14                 n/a                n/a
Accumulation unit value at end of period ............................                   $7.05                 n/a                n/a
No. of accumulation units outstanding at end of period ...............                     27                 n/a                n/a

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period ......................                  $10.40                 n/a                n/a
Accumulation unit value at end of period ............................                   $9.71                 n/a                n/a
No. of accumulation units outstanding at end of period ...............                     24                 n/a                n/a

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period ......................                  $10.33                 n/a                n/a
Accumulation unit value at end of period ............................                  $10.27                 n/a                n/a
No. of accumulation units outstanding at end of period ...............                     23                 n/a                n/a

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period ......................                  $10.07                 n/a                n/a
Accumulation unit value at end of period ............................                   $7.13                 n/a                n/a
No. of accumulation units outstanding at end of period ...............                     26                 n/a                n/a



*These Variable Sub-Accounts commenced operations on September 15, 2000.


There are no unit values for the Variable Sub-Accounts investing in INVESCO Variable Investment Funds, Inc. because they first became available under the Contracts on May 1, 2001.

If you bought your Contract on or after May 1, 2001, see Appendix E for Accumulation Unit Values applicable to your Contract.

CONTRACTS ISSUED BEFORE MAY 1, 2000


VARIABLE INCOME BENEFITS

     To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. We currently allow assumed investment rates of 3% and 6%. If you do not specify an assumed investment rate, we will apply the 3.0% rate.

TRANSFER RESTRICTIONS

     We may defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we delay paying proceeds. The additional transfer restrictions relating to the affected Variable Sub-Accounts' ability to purchase and redeem shares of a Fund, transfers involving the same Sub-Account, and transfers that adversely affect Accumulation Unit Value do not apply to your Contract.

WITHDRAWALS

     A partial withdrawal will reduce your death benefit and may be subject to federal income tax, a surrender charge, and a Market Value Adjustment. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have a Death Benefit?"

BASIC DEATH BENEFIT

If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of the following:

   -   the Account Value determined as of the day we receive proof of death; or

   - 100% of the sum of all purchase payments made under the Contract, reduced by any prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred); or

   -   the Highest Anniversary Value.

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

       (1)    the Account Value on that Contract Anniversary;

       (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

       (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decrease the Account Value and we reduce the sum of (1) and (2) by that percentage.)



==============================================================================
                                   APPENDIX E
                            ACCUMULATION UNIT VALUES
==============================================================================


The following Table includes Accumulation Unit values for the period indicated. This data has been extracted from the Variable Sub-Account's financial statements. This information should be read in conjunction with the Variable Sub-Account's financial statements and related notes which are included in the Statement of Additional Information.


                                                                                Year or Period
                                                                                Ended 12/31/01
                                                                                ----------------

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $11.13
Accumulation unit value at end of period ............................                  $11.54
No. of accumulation units outstanding at end of period ...............                189,076

AIM V.I. Growth and Income Fund
Accumulation unit value at beginning of period  5/1/2001.............                   $8.61
Accumulation unit value at end of period ............................                   $7.31
No. of accumulation units outstanding at end of period ...............                104,458

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $10.61
Accumulation unit value at end of period ............................                   $9.03
No. of accumulation units outstanding at end of period ...............                160,412

AIM V.I. Value Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $10.20
Accumulation unit value at end of period ............................                   $9.03
No. of accumulation units outstanding at end of period ...............                101,476

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                  $13.88
Accumulation unit value at end of period ............................                  $13.32
No. of accumulation units outstanding at end of period ...............                108,328

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                  $12.84
Accumulation unit value at end of period ............................                  $11.67
No. of accumulation units outstanding at end of period ...............                 59,555

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                   $7.07
Accumulation unit value at end of period ............................                   $6.11
No. of accumulation units outstanding at end of period ...............                 12,065

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period 5/1/2001..............                   $9.81
Accumulation unit value at end of period ............................                   $8.68
No. of accumulation units outstanding at end of period ...............                 24,696

MFS High Income Series
Accumulation unit value at beginning of period 5/1/2001..............                   $9.89
Accumulation unit value at end of period ............................                   $9.61
No. of accumulation units outstanding at end of period ...............                 27,904

MFS Research Series
Accumulation unit value at beginning of period 5/1/2001..............                   $9.58
Accumulation unit value at end of period ............................                   $8.10
No. of accumulation units outstanding at end of period ...............                 48,459

MFS Total Return Series
Accumulation unit value at beginning of period 5/1/2001..............                  $11.55
Accumulation unit value at end of period ............................                  $11.31
No. of accumulation units outstanding at end of period ...............                188,678

MFS Capital Opportunities
Accumulation unit value at beginning of period 5/1/2001..............                  $10.38
Accumulation unit value at end of period ............................                   $8.35
No. of accumulation units outstanding at end of period ...............                 57,681

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                  $11.91
Accumulation unit value at end of period ............................                  $11.06
No. of accumulation units outstanding at end of period ...............                 89,946

Mid Cap Value Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                  $14.19
Accumulation unit value at end of period ............................                  $13.60
No. of accumulation units outstanding at end of period ...............                 47,925

Value Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                  $12.88
Accumulation unit value at end of period ............................                  $12.38
No. of accumulation units outstanding at end of period ...............                 18,988

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period 5/1/2001..............                  $10.84
Accumulation unit value at end of period ............................                  $11.14
No. of accumulation units outstanding at end of period ...............                144,667

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period 5/1/2001..............                  $13.94
Accumulation unit value at end of period ............................                  $12.11
No. of accumulation units outstanding at end of period ...............                 86,470

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period 5/1/2001..............                  $12.36
Accumulation unit value at end of period ............................                  $13.22
No. of accumulation units outstanding at end of period ...............                 12,259

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $10.23
Accumulation unit value at end of period ............................                   $9.27
No. of accumulation units outstanding at end of period ...............                190,121

Money Market Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $11.19
Accumulation unit value at end of period ............................                  $11.28
No. of accumulation units outstanding at end of period ...............                201,936

Nasdaq - 100 Index (R) Fund*
Accumulation unit value at beginning of period 5/1/2001 .............                   $5.29
Accumulation unit value at end of period ............................                   $4.29
No. of accumulation units outstanding at end of period ...............                 55,328

All-Cap Growth Fund*
Accumulation unit value at beginning of period 5/1/2001..............                   $7.46
Accumulation unit value at end of period ............................                   $6.58
No. of accumulation units outstanding at end of period ...............                 36,459

T. ROWE PRICE EQUITY SERIES, INC.:

T. Rowe Price Equity Income Portfolio.
Accumulation unit value at beginning of period 5/1/2001..............                  $11.83
Accumulation unit value at end of period ............................                  $11.66
No. of accumulation units outstanding at end of period ...............                 68,172

T. Rowe Price Mid-Cap Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                  $13.76
Accumulation unit value at end of period ............................                  $13.59
No. of accumulation units outstanding at end of period ...............                 26,919

T. Rowe Price Personal Strategy Balanced Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                  $10.72
Accumulation unit value at end of period ............................                  $10.45
No. of accumulation units outstanding at end of period ...............                 21,903

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $10.39
Accumulation unit value at end of period ............................                   $7.24
No. of accumulation units outstanding at end of period ...............                 50,430

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $10.08
Accumulation unit value at end of period ............................                   $9.69
No. of accumulation units outstanding at end of period ...............                 18,994

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $10.05
Accumulation unit value at end of period ............................                  $10.23
No. of accumulation units outstanding at end of period ...............                 33,630

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period 5/1/2001..............                  $10.25
Accumulation unit value at end of period ............................                   $7.24
No. of accumulation units outstanding at end of period ...............                 23,331



================================================================================
                                   APPENDIX F
================================================================================

                        GUARANTEED MINIMUM INCOME BENEFIT

     Below is an example of how the GMIB will work. The examples are purely hypothetical and are for illustrative purposes only. The example assumes the following:

          -   you are a male whose age last birthday is 55;

          -   you purchase a Contract with the GMIB rider;

          - you do not make any additional purchase payments nor any withdrawals;

          - you elect to receive income from the Contract 10 years later, at attained age 65; and

          - you elect a Life Annuity with 10 Year Certain, which is an eligible Income Plan under the GMIB rider.

     Assume your total purchase payments are $150,000, your Account Value is $200,000 and that your Highest Anniversary Value ("HAV") is $250,000.

Calculate the GMIB:

       1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

       2. Apply your HAV of $250,000 (because it is higher than total purchase payments and Account Value).

       3. The GMIB = $1,355 [$5.42 x $250,000 / $1,000].

     Therefore, under this Income Plan, we guarantee that your monthly income payment will not be less than $1,355.00.

     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different Income Plans. In these cases, the GMIB will be different.



================================================================================
                                   APPENDIX G
================================================================================

                             ENHANCED DEATH BENEFIT

     Below are examples of how the Enhanced Death Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

          -   The Owner's age last birthday is 55;

          - The Owner purchases a Contract with the Enhanced Death Benefit rider;

          -   The Owner makes an initial purchase payment of $150,000; and

          - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

          2.  The sum of all purchase payments made is $150,000.

          3.  The HAV is $175,000.

          4.  The basic Death Benefit is $200,000 [the greatest of (1), (2) and
              (3)].

Calculate the Enhanced Death Benefit:

          5.  The Benefit Rate for an issue age of 55 is 40.0%.

          6.  The Net Purchase Amount is $150,000.

          7.  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

          8. The Enhanced Death Benefit is $20,000 ([.40 x [$200,000 - $150,000] = $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $200,000 and the Enhanced Death Benefit of $20,000, for a total payment of $220,000.

Example 2.

     Assume the Account Value is $500,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

          2.  The sum of all purchase payments made is $150,000.

          3.  The HAV is $300,000.

          4.  The basic Death Benefit is $600,000 [the greatest of (1), (2) and
              (3)].

Calculate the Enhanced Death Benefit:

          5.  The Benefit Rate for an issue age of 55 is 40.0%.

          6.  The Net Purchase Amount is $150,000.

          7.  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

          8.  The Enhanced Death Benefit is $150,000 ([.40 x [$600,000 -

              $150,000] = $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $600,000 and the Enhanced Death Benefit of $150,000, for a total payment of $750,000.

Example 3.

     Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

          1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

          2.  The sum of all purchase payments made is $150,000.

          3.  The HAV is $175,000.

          4.  The basic Death Benefit is $175,000 [the greatest of (1), (2) and
              (3)].

Calculate the Enhanced Death Benefit:

          5.  The Benefit Rate for an issue age of 55 is 40.0%.

          6.  The Net Purchase Amount is $150,000.

          7.  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

          8.  The Enhanced Death Benefit is $0 ([.40 x [$100,000 - $150,000] =
              $0, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the basic Death Benefit of $175,000 and the Enhanced Death Benefit of $0, for a total payment of $175,000.


     To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
300 Atlantic Street, 3rd Floor
Stamford, CT 06901

Please send a Statement of Additional Information to me at the following address:


--------------------------------------------------------
Name


--------------------------------------------------------
Address

--------------------------------------------------------
City/State                                     Zip Code




Version II



                          PROSPECTUS DATED May 1, 2002

                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.


Executive Office:
300 Atlantic Street
Stamford, CT 06901

         This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You purchased a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

         You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has available Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of 3 different Guarantee Periods.

         Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):

              -   AIM Variable Insurance Funds
              -   The Alger American Fund
              -   INVESCO Variable Investment Funds, Inc.
              -   MFS(R)Variable Insurance Trust(SM) (Initial Class)
              -   The Universal Institutional Funds, Inc.
              -   Oppenheimer Variable Account Funds
              -   Sage Life Investment Trust
              -   Liberty Variable Investment Trust (closed to additional
                     purchase payments and transfers)
              -   Stein Roe Variable Investment Trust (closed to additional
                     purchase payments and transfers)
              -   T. Rowe Price Equity Series, Inc. (closed to additional
                     purchase payments and transfers)

         Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

         The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

         THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



================================================================================
                                TABLE OF CONTENTS
================================================================================



INDEX OF TERMS............................................................

HIGHLIGHTS ...............................................................

FEE TABLE.................................................................

1.     WHAT ARE THE CONTRACTS?............................................
       Your Options.......................................................
       Transfers..........................................................

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?................................
       Your Choices.......................................................
       Income Payment Amounts.............................................
       Optional Guaranteed Minimum Income Benefit Rider...................

3.     PURCHASE PAYMENTS..................................................
       Making Additional Purchase Payments................................
       When We May Cancel Your Contract...................................

4.     WHAT ARE MY INVESTMENT OPTIONS?....................................
       Purchase Payment Allocations.......................................
       Variable Sub-Account Investment Options............................
       Fixed Account Investment Options...................................
       Transfers..........................................................
       Transfer Programs..................................................
       Values Under Your Contract.........................................

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?............................
       Surrender Charge...................................................
       Annual Administration Charge.......................................
       Transfer Charge....................................................
       Asset-Based Charges................................................
       Purchase Payment Tax Charge........................................
       Optional Benefit Charges...........................................
       Fund Annual Expenses...............................................
       Additional Information.............................................

6.     HOW WILL MY CONTRACT BE TAXED?.....................................
       Introduction.......................................................
       Taxation of Non-Qualified Contracts................................
       Taxation of a Qualified Contract...................................
       Transfers, Assignments, or Exchanges of a Contract.................
       Possible Tax Law Changes...........................................

7.     HOW DO I ACCESS MY MONEY?..........................................
       Withdrawals........................................................
       Requesting Payments................................................

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?.............................
       Yield..............................................................
       Total Return.......................................................
       Performance/Comparisons............................................

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?............................
       Owner's Death Before the Income Date...............................
       Owner's or Annuitant's Death After the Income Date.................
       Optional Enhanced Death Benefit Rider..............................
       Proof of Death.....................................................

10.    WHAT OTHER INFORMATION SHOULD I KNOW?..............................
       Parties to the Contract............................................
       Separate Accounts..................................................
       Modification.......................................................
       Distribution of the Contracts......................................
       Experts............................................................
       Legal Proceedings..................................................
       Reports to Contract Owners.........................................
       Authority to Make Agreements.......................................
       Financial Statements...............................................

11.    HOW CAN I MAKE INQUIRIES?..........................................

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC...

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC. .............

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS

APPENDIX B - MARKET VALUE ADJUSTMENT

APPENDIX C - DOLLAR COST AVERAGING PROGRAM

APPENDIX D - CONTRACTS ISSUED BEFORE A CERTAIN DATE

APPENDIX E - ACCUMULATION UNIT VALUE HISTORY

APPENDIX F - GUARANTEED MINIMUM INCOME BENEFIT

APPENDIX G - ENHANCED DEATH BENEFIT


         This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.


==============================================================================
                                 INDEX OF TERMS
==============================================================================

         We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define the terms below.

         ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

         ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

         ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

         ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

         ASSET-BASED   CHARGES  --  The  Asset-Based  Charges  are  charges  for
mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

         BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

         BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading, exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

         CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

         CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

         CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

         CONTRACT YEAR -- A Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

         EXPIRATION DATE -- The Expiration Date is the last day in a Guarantee Period.

         FIXED ACCOUNT -- The Fixed Account is The Sage Fixed  Interest  Account
A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

         FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

         GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

         INCOME DATE -- The Income Date is the date you select for your regular income payments to begin.

         INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive regular income payments.

         INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

         MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

         NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

         OWNER -- The Owner is the person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

         SATISFACTORY NOTICE -- Satisfactory Notice is notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or by electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

         SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charge, including the Market Value Adjustment.

         VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

         VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

         "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

         "YOU" or "YOUR" is the Owner of a Contract.

=============================================================================
                                   HIGHLIGHTS
=============================================================================

         The flexible payment deferred combination fixed and variable annuity contract is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchased the Contract you were given an opportunity to choose an enhanced death benefit and/or a guaranteed minimum income benefit. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

         The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Income Phase occurs when you begin receiving regular income payments from your Contract.

         You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

         The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

         If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center office are shown on the cover page of this prospectus.


===============================================================================
                                    FEE TABLE
===============================================================================

         The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)......None
Surrender Charge............................................................None

Maximum Transfer Charge(1)
     First 12 transfers in a Contract Year...................................$ 0
     After 12th transfer in a Contract Year..................................$25

Annual Administration Charge

     Contract Years 1-7(2)...................................................$40
     After Contract Year 7...................................................$ 0

         In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES

Asset-Based Charges (deducted daily as a percentage of the assets of the Variable Account) (3)

                                                     CONTRACT YEARS
                                                     --------------
                                                     1-7            8+
                                                     ---         -----

     Mortality and Expense Risk Charge              1.25%         1.10%
     Asset-Based Administrative Charge              0.15%         0.15%
                                                    -----         -----
     Asset-Based Charges - Total                    1.40%         1.25%

OPTIONAL BENEFIT ANNUAL EXPENSES (deducted monthly as a percentage of your Variable and Fixed Account Values)

     Guaranteed Minimum Income Benefit Charge..............................0.20%
     Enhanced Death Benefit Charge(*)......................................0.25%
                                                                           -----
     Total Optional Annual Benefit Charges.................................0.45%

*  0.20% for Contracts purchased prior to May 1, 2001.


(1)  Currently, we do not assess a transfer charge.

(2) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(3) If you bought your Contract before May 1, 2001, we deduct the Asset-Based Charges on a monthly basis during the Accumulation Phase (see Appendix D). See "What Are The Expenses Under A Contract?"

FUND CHARGES

         The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2001 are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue. The annual expenses of the funds in the tables below and the Expenses which follow them are based on data provided by the respective underlying Trusts. We have not independently verified such data.

FUND ANNUAL EXPENSES (as a percentage of average daily net assets of a Fund)





                                                                                                                     TOTAL
                                                                                                                ANNUAL EXPENSES
                                                                                                                  (BEFORE FEE
                                                                                                                  WAIVERS AND
                                                                                                 TOTAL           REIMBURSEMENTS,
                                                               MANAGEMENT                     ANNUAL EXPENSES     AS APPLICABLE,
                                                                  FEES       OTHER EXPENSES     (AFTER FEE       AND INCLUDING
                                                               (AFTER FEE        (AFTER         WAIVERS AND    MAXIMUM 12b-1 FEES
                                                                 WAIVER,     REIMBURSEMENT,   REIMBURSEMENTS,    [NOT CURRENTLY
                            FUND                             AS APPLICABLE)  AS APPLICABLE)   AS APPLICABLE)        CHARGED])
                            ----                             --------------  --------------   --------------    -----------------
AIM VARIABLE INSURANCE FUNDS: (Series I Shares)(1)
   AIM V.I. Government Securities Fund.................            0.50%           0.58%           1.08%             1.08%
   AIM V.I. Core Equity Fund      .....................            0.61            0.21            0.82              0.82
   AIM V.I. International Growth Fund    ..............            0.73            0.32            1.05              1.05
   AIM V.I. Premier Equity Fund    ....................            0.60            0.25            0.85              0.85
THE ALGER AMERICAN FUND:
   Alger American MidCap Growth Portfolio..............            0.80            0.08            0.88              0.88
   Alger American Income & Growth Portfolio.  .........            0.625           0.095           0.72              0.72
   Alger American Small Capitalization Portfolio.......            0.85            0.07            0.92              0.92
INVESCO VARIABLE INVESTMENT FUNDS, INC.:(2)
   INVESCO VIF - Growth Fund (3).................                  0.85            0.67(4)         1.52(4)           2.32
   INVESCO VIF - Financial Services Fund...............            0.75            0.32            1.07              1.07
   INVESCO VIF - Health Sciences Fund..................            0.75            0.31            1.06              1.06
   INVESCO VIF - Technology Fund.......................            0.75            0.32            1.07              1.07
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class):
   MFS Investors Trust Series..........................            0.75            0.15            0.90(6)           0.90
   MFS High Income Series..............................            0.75            0.16(5)         0.91(6)           1.01
   MFS Research Series.................................            0.75            0.15            0.90(6)           0.90
   MFS Total Return Series.............................            0.75            0.14            0.89(6)           0.89
   MFS Capital Opportunities Series....................            0.75            0.16(5)         0.91(6)           0.96
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
   Global Value Equity Portfolio ................                  0.67            0.48            1.15              1.28(7)
   Mid Cap Value Portfolio.............................            0.70            0.35            1.05              1.10(7)
   Value Portfolio.....................................            0.47            0.38            0.85              0.93(7)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   Oppenheimer Bond Fund/VA............................            0.72            0.05            0.77              0.77
   Oppenheimer Capital Appreciation Fund/VA............            0.64            0.04            0.68              0.68
   Oppenheimer Main Street Small Cap Fund/VA ..........            0.75            0.30            1.05              1.05
SAGE LIFE INVESTMENT TRUST:
   S&P 500 Equity Index Fund* (8)(9)...................            0.38            0.17            0.55              1.51
   Money Market Fund  (9)..............................            0.48            0.17            0.65              1.30
   Nasdaq-100 Index(R) Fund** (8)(9)...................            0.80            0.05            0.85              1.66
   All-Cap Growth Fund (8)(9)..........................            0.99            0.11            1.10              2.03
T. ROWE PRICE EQUITY SERIES, INC.:
   T. Rowe Price Equity Income Portfolio...............            0.85(10)        0.00(10)        0.85              0.85
   T. Rowe Price Mid-Cap Growth Portfolio..............            0.85(10)        0.00(10)        0.85              0.85
   T. Rowe Price Personal Strategy Balanced Portfolio..            0.90(10)        0.00(10)        0.90              0.90
LIBERTY VARIABLE INVESTMENT TRUST:
   Colonial High Yield Securities Fund, Variable Series            0.60            0.33            0.93              0.93
   Colonial Small Cap Value Fund, Variable Series......            0.80            0.30            1.10              1.32(11)
   Colonial Strategic Income Fund, Variable Series.....            0.65            0.20            0.85              0.85
   Colonial U.S. Growth and Income Fund, Variable Series           0.80            0.16            0.96              0.96
   Liberty All-Star Equity Fund, Variable Series.......            0.80            0.20            1.00              1.00
   Newport Tiger Fund, Variable Series.................            0.90            0.41            1.31              1.31
   Stein Roe Global Utilities Fund, Variable Series....            0.65            0.28            0.93              0.93
STEINROE VARIABLE INVESTMENT TRUST:
   Stein Roe Growth Stock Fund, Variable Series........            0.50            0.26            0.76              0.76
   Stein Roe Balanced Fund, Variable Series............            0.45            0.26            0.71              0.71


(1) Effective May 1, 2002 the following Fund names will change: AIM V.I. Growth and Income Fund becomes AIM V.I. Core Equity Fund, AIM V.I. International Equity Fund becomes AIM V.I. International Growth Fund, and AIM V.I. Value Fund becomes AIM V.I. Premier Equity Fund.

(2) The Funds' actual Other Expenses and Total Annual Expenses are higher than the figures shown because their custodian fees were reduced under an expense offset arrangement.

(3)  INVESCO  VIF - Growth  Fund was  previously  INVESCO VIF - Blue Chip Growth
     Fund.

(4) Certain expenses of the Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's other expenses and total annual expenses for the year ended December 31, 2001 would have been 1.47% and 2.32%, respectively of the Fund's average net assets.

(5) MFS has contractually agreed subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after reimbursement, as applicable), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:
     Capital Opportunities - 0.15% and High Income - 0.15%. These contractual fee arrangements will continue until May 1, 2003 with the consent of the board of trustees which oversees the series. Without this reimbursement the "Other Expenses" for these series would have been as follows: the Capital Opportunities Series - 0.21% and the High Income Series - 0.26%.

(6) Each MFS Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Funds' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Funds. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal 0.89% for Investors Trust Series; 0.90% for the High Income Series; 0.89% for the Research Series; 0.88% for the Total Return Series and 0.90% for the Capital Opportunities Series.

(7) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses of the Portfolios will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.48%, and 1.28% with respect to the Global Value Equity Portfolio; 0.75%, 0.35% and 1.10% with respect to the Mid Cap Value Portfolio; and 0.55%, 0.38% and 0.93% with respect to the Value Portfolio.


(8) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001 and no payments will be made for the year ending December 31, 2002.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve contractually obligated net fund operating expenses. Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; 0.65%, 0%, 0.65% and 1.30% with respect to the Money
     Market Fund; 0.85%, 0.25%, 0.56% and 1.66% with respect to the Nasdaq-100 Index(R) Fund; and 1.10%, 0.25%, 0.68% and 2.03% with respect to the All-Cap Growth Fund.

(10) The Fund pays an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses.

(11) The Small Cap Value Fund's advisor has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10%. As a result, the actual other expenses for the 2001 fiscal year was 0.52%.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES.
- --------------


EXAMPLES

         The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the initial purchase payment is $30,000, and that you have invested all your money in the Variable Account.

         You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year, however, we currently do not assess the Transfer Charge. See "Transfer Charge."

         The assumed 5% annual rate of return is hypothetical. You should not consider it to be a representation of past or future annual returns; both may be greater or less than this assumed rate.

         You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.

         The examples reflect the charges for the optional Guaranteed Minimum Income Benefit ("GMIB") and the optional Enhanced Death Benefit ("EDB"). (If you purchased the Contract prior to May 1, 2001, your expenses would be less than the expenses shown below if you selected the EDB.)


                                                                WITH GMIB AND EDB CHARGES
                                                               IF YOU REMAIN IN YOUR CONTRACT
                                                               OR YOU ANNUITIZE AT THE END OF
                           FUND                                        EACH TIME PERIOD
                           ----                           ------------------------------------
                                                          1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                                          ------- -------- -------   --------

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. Government Securities Fund                          32      97      165         335
AIM V.I. Core Equity Fund                                    29      89      152         310
AIM V.I. International Growth Fund                           32      96      163         332
AIM V.I. Premier Equity Fund                                 29      90      153         313
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                       30      91      155         316
Alger American Income & Growth Portfolio                     28      86      147         300
Alger American Small Capitalization Portfolio                30      92      157         320
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                                    36     111      187         377
INVESCO VIF - Financial Services Fund                        32      97      164         334
INVESCO VIF - Health Sciences Fund                           32      97      164         333
INVESCO VIF - Technology Fund                                32      97      164         334
MFS(R) VARIABLE INSURANCE TRUST(SM):
MFS Investors Trust Series                                   30      92      156         318
MFS High Income Series                                       30      92      156         319
MFS Research Series                                          30      92      156         318
MFS Total Return Series                                      30      91      155         317
MFS Capital Opportunities Series                             30      92      156         319
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                                33      99      168         342
Mid Cap Value Portfolio                                      32      96      163         332
Value Portfolio                                              29      90      153         313
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                     29      88      149         305
Oppenheimer Capital Appreciation Fund/VA                     28      85      145         296
Oppenheimer Main Street Small Cap Fund/VA                    32      96      163         332
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                    26      81      138         283
Money Market Fund                                            27      84      143         293
Nasdaq-100 Index(R)Fund                                      29      90      153         313
All-Cap Growth Fund                                          32      98      166         337
T. ROWE PRICE EQUITY SERIES, INC.:*
T. Rowe Price Equity Income Portfolio                        29      90      153         313
T. Rowe Price Mid-Cap Growth Portfolio                       29      90      153         313
T. Rowe Price Personal Strategy Balanced Portfolio           30      92      156         318
LIBERTY VARIABLE INVESTMENT TRUST:*
Colonial High Yield Securities Fund, Variable Series         30      93      157         321
Colonial Small Cap Value Fund, Variable Series               32      98      166         337
Colonial Strategic Income Fund, Variable Series              29      90      153         313
Colonial U.S. Growth and Income Fund, Variable Series        31      93      159         324
Liberty All-Star Equity Fund, Variable Series                31      95      161         328
Newport Tiger Fund, Variable Series                          34     104      176         357
Stein Roe Global Utilities Fund, Variable Series             30      93      157         321
STEINROE VARIABLE INVESTMENT TRUST:*
Stein Roe Growth Stock Fund, Variable Series                 29      87      149         304
Stein Roe Balanced Fund, Variable Series                     28      86      146         299

*Closed for additional purchase payments and transfers.


There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix E (see Appendix D if you purchased your Contract before May 1, 2001).

==============================================================================
1.  WHAT ARE THE CONTRACTS?
==============================================================================

         The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning; and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

         Under the terms of the Contract, we promise to pay you (or the Annuitant, if the Owner is other than an individual) regular income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract. If you purchased your Contract before May 1, 2001, please see Appendix D for certain provisions applicable to your Contract. Generally Contracts purchased on or after May 1, 2001 will have the provisions described in this Prospectus. However, in certain states, the provisions described in Appendix D will apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

YOUR OPTIONS

         When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

         You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 5, 7, and 10 years. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an Income Plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an Income Plan. See "Market Value Adjustment."

         We also offer you two optional benefits for an additional charge -- the GMIB and EDB. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?" and "Does the Contract Have A Death Benefit?"

TRANSFERS

         Subject to certain conditions, you can transfer Account Value three ways:

         -        From one Variable Sub-Account to another Variable Sub-Account;

         -        From a Fixed Sub-Account to a Variable Sub-Account; or

         -        From a Variable Sub-Account to a Fixed Sub-Account.

         We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

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2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
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YOUR CHOICES

         You have several choices to make concerning your Income Payments. First, you choose the Income Date when you want regular income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

         On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

         The available income plans are:

         - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, we will only make one payment.

         - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

         - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If you and the second person die after the first payment and before the second payment, we will only make one payment.

         - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

         - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

         If you told us that you want a life annuity, it is possible that you could only receive one payment.

INCOME PAYMENT AMOUNTS

         We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and if applicable, upon the age and sex of a second person you designate. The monthly income rate per $1,000 we apply will never be lower than the rate shown in your Contract.

         If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

         If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

         VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%; if you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

         For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

         Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Surrender Value on that date in one sum.

         OPTIONAL  GUARANTEED  MINIMUM  INCOME  BENEFIT  RIDER.

         The GMIB is an optional rider that ensures, if you satisfy the rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular Income Plan and frequency of payment, we determine the GMIB by multiplying (a) by (b) where:

         a) is the greatest of: (i) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including Market Value Adjustment incurred) reduces Account Value, or (ii) the Account Value as of the Income Date, or (iii) the Highest Anniversary Value determined on the Income Date; and

         b) is the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

         We then compare the GMIB to what we would pay you if you had not elected the GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates are generally favorable than the monthly income rates per $1,000 shown in the Contract to calculate the GMIB). We will pay you the amount that results in higher income payments.

         The Highest Anniversary Value is the greatest anniversary value attained in the following manner. We will calculate an anniversary value for each Contract Anniversary before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB rider. An anniversary value for a Contract Anniversary equals:

         - the Account Value on that Contract Anniversary;

         - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

         - reduced by the proportion that any withdrawal taken since that anniversary (including applicable surrender charges and Market Value Adjustment) reduced Account Value.

         We show an example of how the GMIB works in Appendix F.

         CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The rider's effective date for purposes of reviewing Contract Anniversaries to determine the Highest Anniversary Value will be the Business Day the new Owner elects to continue the rider. All of the other terms and conditions of the rider will continue as before.

         WHEN MAY YOU ELECT THE GMIB? You may take income payments using the GMIB on any Contract Anniversary, or the thirty-day period that follows, after
(a) the Contract has been in effect for seven years, and (b) the Annuitant has attained age 60.

         INCOME PLANS AVAILABLE WITH THE GMIB. You may elect to use the GMIB with the following Income Plans in your Contract:

         - Income Plan 1.  Fixed Life Annuity;

         - Income Plan 2. Fixed Life Annuity with 10 or 20 Years Certain; and

         - Income Plan 3. Fixed Joint and Last Survivor Annuity.

         You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB.

     OTHER GMIB TERMS AND CONDITIONS.

         - The GMIB must be purchased at time of application;

         - The Annuitant must be age 80 or younger at the time your Contract is issued;

         - The purchase of the GMIB as an optional benefit is irrevocable and charges for the GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

         IMPORTANT CONSIDERATIONS REGARDING THE GMIB. While a GMIB does provide a guaranteed income, a GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB completely and analyze it thoroughly before you purchase the GMIB.


         - A GMIB does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

         - Once purchased, the GMIB is irrevocable. This means that before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under the GMIB using guaranteed monthly income payment rates, the GMIB charges will still be assessed.

         - The GMIB in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

         - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

         - The GMIB may not be approved in all states.

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3. PURCHASE PAYMENTS
==============================================================================


MAKING ADDITIONAL PURCHASE PAYMENTS

         You may make additional purchase payments of $1,000 or more (a lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center) at any time before the Income Date, subject to the following conditions. We will accept additional purchase payments as shown in the chart below:


================================================================================
                               RESTRICTIONS ON ACCEPTANCE OF ADDITIONAL
 CONTRACT TYPE                 PURCHASE PAYMENTS
- ------------------------------------------------------------------------------

 Non-Qualified                 Accepted until the earlier of the year in which
 Contract                      you attain age 90 or the year in which the
                               Annuitant attains age 90.
- ------------------------------------------------------------------------------
 Qualified Contract            Accepted  until  the year in
                               which you attain 90, except for annual
                               contributions to a traditional IRA which are accepted until the year in which you attain age
                               70 1/2.

================================================================================

        We reserve the right to reject any additional purchase payments.

         You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

         We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we receive it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

         If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.



=============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
=============================================================================

PURCHASE PAYMENT ALLOCATIONS

         When you applied for a Contract, you specified the percentage of your initial and additional purchase payments to be allocated to each Variable
Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

         The Variable Account has 26 available Sub-Accounts currently open to additional purchase payments and transfers. Each Sub-Account invests in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.

         More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust. You should read the Trusts' prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust prospectuses with your Contract.

       The following Funds are currently available under the Contract:

                          AIM VARIABLE INSURANCE FUNDS (Series I Shares)

         AIM V.I. Government Securities Fund
         AIM V.I. Core Equity Fund (formerly, AIM V.I. Growth and Income Fund) AIM V.I. International Growth Fund (formerly, AIM V.I. International
             Equity Fund)
         AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value Fund)

         Adviser: A I M Advisors, Inc.

                             THE ALGER AMERICAN FUND

         Alger American MidCap Growth Portfolio
         Alger American Income & Growth Portfolio
         Alger American Small Capitalization Portfolio

         Adviser: Fred Alger Management, Inc.

                             INVESCO VARIABLE INVESTMENT FUNDS, INC.

         INVESCO VIF - Growth Fund (formerly INVESCO VIF - Blue Chip Growth
             Fund)
         INVESCO VIF - Health Sciences Fund
         INVESCO VIF - Technology Fund
         INVESCO VIF - Financial Services Fund

         Adviser: INVESCO Funds Group, Inc.


                        MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

         MFS Investors Trust Series
         MFS High Income Series
         MFS Research Series
         MFS Total Return Series
         MFS Capital Opportunities Series

         Adviser: MFS Investment Management(R).

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

         Global Value Equity Portfolio (formerly, Global Equity Portfolio) Mid Cap Value Portfolio
         Value Portfolio

         Adviser: Morgan Stanley Investment Management, Inc. which does business in certain instances using the name Van Kampen.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

         Oppenheimer Bond Fund/VA
         Oppenheimer Capital Appreciation Fund/VA
         Oppenheimer Main Street Small Cap Fund/VA

         Adviser: OppenheimerFunds, Inc.

                           SAGE LIFE INVESTMENT TRUST

         S&P 500 Equity Index Fund
         Money Market Fund
         Nasdaq - 100 Index(R) Fund
         All-Cap Growth Fund

         Adviser: Sage Advisors, Inc. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

         THE FOLLOWING FUNDS HAVE BEEN CLOSED TO ADDITIONAL PURCHASE PAYMENTS AND TRANSFERS (OTHER THAN TRANSFERS AS PART OF PRE-EXISTING DOLLAR COST AVERAGING AND ASSET ALLOCATION PROGRAMS BEGUN BEFORE THE FUND WAS CLOSED).

                        LIBERTY VARIABLE INVESTMENT TRUST

         Colonial High Yield Securities Fund, Variable Series Colonial Small Cap Value Fund, Variable Series Colonial Strategic Income Fund, Variable Series Colonial U.S. Growth and Income Fund, Variable Series Liberty All-Star Equity Fund, Variable Series
         Newport Tiger Fund, Variable Series
         Stein Roe Global Utilities Fund, Variable Series

Adviser: Liberty Advisory Services Corp.

STEINROE VARIABLE INVESTMENT TRUST

         Stein Roe Growth Stock Fund, Variable Series
         Stein Roe Balanced Fund, Variable Series


Adviser: Stein Roe & Farnham Incorporated

T. ROWE PRICE EQUITY SERIES, INC.

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Mid-cap Growth Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio

Adviser:         T. ROWE Price Associates, Inc.

         The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

         Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

         We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide.

FIXED ACCOUNT INVESTMENT OPTIONS

         Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may establish DCA Fixed Sub-Accounts for our Dollar-Cost Averaging Program.

         HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, OUR GUARANTEED INTEREST RATES WILL BE AT LEAST 3% PER YEAR. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

         GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 5, 7, and 10 years. We may offer different Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

         We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

         We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

         - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

         - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires.

         - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

         Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

         - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

         - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

         We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

         MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

         Ordinarily:

         - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

         - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

We will apply a Market Value Adjustment as follows:

         - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

         - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

         - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

         A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the free-look period.

         We will compute the Market Value Adjustment by multiplying the factor below by the total amount that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1

Where:

        I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

        J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

        N is the remaining number of days in the Guarantee Period at the time of calculation.

         We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

         In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)] ((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

         Examples of how the Market Value Adjustment works are shown in Appendix B.

TRANSFERS

         Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to transfer Account Value is restricted until the Free Look Period ends. See "What Are My Investment Options?" The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

         You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

         A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

        In addition, we reserve the right to restrict transfers:

        - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

        - if the transfer results in more than one trade involving the same Sub-Account within a 30-day period; or

        - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

         We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

         After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

         TELEPHONE TRANSACTIONS. You may request transfers or withdrawals by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

         We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

         INTERNET TRANSACTIONS. We permit transfers via the internet. We will send you information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and (c) posting a Contract transaction history on our website which you may access at any time.

         THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

         Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

         DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

         The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

         You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

        Once elected, dollar-cost averaging remains in effect until:

        -   the Income Date;

        -   you surrender the Contract;

        - the value of the Sub-Account from which transfers are being made is depleted; or

        -   you cancel the program by written request.

         If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict transfers into the Money Market Subaccount. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

         We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

         ASSET ALLOCATION PROGRAM. An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

         If you participate in the asset allocation program, we will automatically allocate all initial and additional purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may elect to change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

         Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix quarterly to bring your portfolio back to its original allocation percentages. From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed.

         If you participate in the asset allocation program, the transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

         AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.

VALUES UNDER YOUR CONTRACT

         ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

        -   the performance of the Variable Sub-Accounts you have selected;

        -   interest credited on amounts you allocated to the Fixed Account;

        -   any additional purchase payments; and

        -   charges, transfers, withdrawals, and surrenders.

        Your Account Value may be more or less than purchase payments you made.

         SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

         VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

         ACCUMULATION UNIT VALUE. An Accumulation Unit value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

         NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) and subtracting (c) where:

        (a)    is the net result of:

               (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

               (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

               (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

        (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

        (c)    is the daily Asset-Based Charges.

         The net investment factor may be more or less than, or equal to, one.

         If you purchased your Contract prior to May 1, 2001, see Appendix D for the Net Investment Factor applicable to your Contract.

         FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

        - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

        -   interest at the Guaranteed Interest Rate; MINUS

        -   any transfers from the Sub-Account; MINUS

        - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

        -   any charges allocated to the Sub-Account.

         We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

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5.  WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

         We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

SERVICES AND BENEFITS WE PROVIDE INCLUDE:

         - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

         -    the death benefit paid on the death of the Owner;

         - the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs;

         -    administration of the income plans available under the Contracts;
              and

         -    the distribution of various reports to Owners.

COSTS AND EXPENSES WE INCUR INCLUDE:

         - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

         -    sales and marketing expenses; and

         -    other costs of doing business.

RISKS WE ASSUME INCLUDE:

         - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

         - that the amount of the death benefit will be greater than Account Value; and

         - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.


         We may also deduct a charge for taxes.  See "Fee Table."

         We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

         Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

         We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

         -    the size of the group;

         - the total amount of purchase payments to be received from the group;

         -    the purposes for which the Contracts are purchased;

         -    the nature of the group for which the Contracts are purchased;
              and

         - any other circumstances that could reduce Contract costs and expenses

         We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

         None!  There are no surrender charges under the Contracts.

ANNUAL ADMINISTRATION CHARGE

         We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

TRANSFER CHARGE

         We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. This charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

         We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset- Based Charges from the Variable Sub-Accounts in which you are invested. If you bought your Contract prior to May 1, 2001, see Appendix D for information related to Asset-Based Charges. The maximum charges are:


                                                              COMBINED
                                                        ASSET-BASED CHARGES
                                                        -------------------
                                                     ANNUAL             DAILY
                                                     CHARGE             CHARGE
                                                     ------             ------

                Contract Years 1-7                    1.40%            .0038626%
                Contract Years 8+                     1.25%            .0034462%


         These charges do not apply to any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

         We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.

OPTIONAL BENEFIT CHARGES

         Guaranteed Minimum Income Benefit. If you elect the optional Guaranteed Minimum Income Benefit, we will deduct an additional charge equal on an annual basis to 0.20% of your Account Value on the date of deduction during the Accumulation Phase. We deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply all of your Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

         Enhanced Death Benefit. If you purchase the optional Enhanced Death Benefit, we will deduct an additional charge equal on an annual basis to 0.25% (0.20% for Contracts purchased prior to May 1, 2001) of your Account Value on the date of deduction during the Accumulation Phase. We calculate this charge as a percentage of your Account Value on the date of deduction, and deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply the Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

FUND ANNUAL EXPENSES

         Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

         The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 6.25%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. Broker-dealers who meet certain productivity and profitability standards may be eligible for additional compensation.

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6.  HOW WILL MY CONTRACT BE TAXED?
==============================================================================

THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

INTRODUCTION

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

         When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

         NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code (the "Code") the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

         WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

         SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

              - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

              - We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity."

                  In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

         PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

              -   made on or after the taxpayer reaches age 59 1/2;

              -   made on or after the death of an Owner;

              -   attributable to the taxpayer's becoming disabled; or

              - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

              -   from purchase payments made prior to August 14, 1982.

         Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

         TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

         Certain death benefits may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

         WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

         FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF A QUALIFIED CONTRACT

         Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisers for more specific information.

         TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

              - Individual Retirement Annuity (IRA) - permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP").

              - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

              - Roth IRA - allows eligible individuals to make after-tax contributions of up to $2,000, with no tax on qualifying distributions.

         The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

         CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

         Distributions  from  Qualified   Contracts  generally  are  subject  to
withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

         TAX PENALTY ON CERTAIN WITHDRAWALS. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)  paid on or after you reach age 59 1/2;

(2)  paid after you die;

(3)  paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

(5)  paid for certain allowable medical expenses (as defined in the Code);

(6)  paid on account of an IRS levy upon the Qualified Contract;

(7)  paid from an IRA for medical insurance (as defined in the Code);

(8)  paid from an IRA for qualified higher education expenses; or

(9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

         We have provided a more complete discussion in the Statement of Additional Information.

         TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

         DEATH BENEFITS. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

         Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain death benefits, including the basic Death Benefit as well as an optional rider death benefit, which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAs) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

         A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

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7.  HOW DO I ACCESS MY MONEY?
==============================================================================

         You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

         You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. (If you have elected the "payments for a specified period certain" income plan option, you may request a full or partial withdrawal after the Income Date; otherwise, no withdrawals are permitted after the Income Date.) There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. Also, there may be adverse tax consequences if you make a partial withdrawal during the Income Phase. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $250, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

         When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

         A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

         Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

         SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

         - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

         - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

         You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

         IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

         The Internal Revenue Service has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

         You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

         You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

         We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

         - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

         - the SEC, by order, permits postponement of payment to protect our Owners.

         We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by law.

         If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

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8.  HOW IS CONTRACT PERFORMANCE PRESENTED?
==============================================================================

         We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. We show standard performance that reflects no charges for the optional benefits and that reflects the charges for the optional benefits. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

         The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN

         The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, but excluding any deductions for purchase payment tax charges and optional benefit charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. As described under "What Are the Expenses under a Contract? - Asset-Based Charges," and Appendix D, as of May 1, 2001, we changed the way we calculate Asset-Based Charges, which is a component of performance calculations. We calculate performance information for all periods as if the methodology used beginning May 1, 2001 for calculating Asset-Based Charges had in been in effect from inception.

         "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that we will not deduct contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

         In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

         We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.

PERFORMANCE/COMPARISONS

         We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Variable Sub-Account performance based on that performance data. We will accompany non-standard performance with standard performance.

         In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

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9.  DOES THE CONTRACT HAVE A DEATH BENEFIT?
==============================================================================

         Your Contract provides a death benefit for your Beneficiary if you die before the Income Date.

         If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greatest of:

         - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day);

         - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated Market Value Adjustment incurred) reduced Account Value; or

         -    the highest anniversary value (the "Highest Anniversary Value").

         The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

         (1)    the Account Value on that Contract Anniversary;

         (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

         (3) reduced proportionately by any withdrawals (including any associated Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

         If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

         If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request that the death benefit be paid in one lump sum. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue, in which case we will continue the Contract subject to the following conditions:

         (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

         (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

         However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

         Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the Death Benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

         If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

         If no Owner of the Contract is an individual, we will treat the death of any Annuitant or the change of any Annuitant under the Contract as the death of an Owner.

         In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

         If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

         If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant or the Beneficiary.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

         You may enhance the Contract's basic death benefit by purchasing the optional Enhanced Death Benefit rider (referred to in marketing materials as "Protection Plus"). The Enhanced Death Benefit rider may provide an additional death benefit if the Owner dies before the Income Date (or the Annuitant, if the Owner is not a natural person). We determine the Enhanced Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

         a)       is your Account Value on the date of calculation;

         b)       is the Net Purchase Amount; and

         c) is the Benefit Rate (40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 79).

         On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make; and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

         The Enhanced Death Benefit will not exceed the Maximum Benefit Amount which is your Net Purchase Amount times the benefit rate times 250% for issue ages 0-69, and 100% for issue ages 70-79.

         We will pay the Enhanced Death Benefit to your Beneficiary or surviving joint Owner upon receipt of written proof of death. The deceased Owner's spouse may continue the Contract (and this benefit) according to the terms set forth in the Contract and enhanced death benefit rider. PLEASE NOTE THAT IF YOUR ACCOUNT VALUE AT DEATH HAS DECLINED SUCH THAT IT IS EQUAL TO OR LESS THAN THE NET PURCHASE AMOUNT, NO ENHANCED DEATH BENEFIT WILL BE PAYABLE.

         We show examples of the Enhanced Death Benefit in Appendix G.

         See the enhanced death benefit rider for the specific terms and conditions of this benefit.

         CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age. The rider's effective date for purposes of calculating the Net Purchase Amount will be the Business Day the new Owner elects to continue the rider. On this date the Net Purchase Amount will be equal to the Account Value. After that, the Net Purchase Amount will be increased by any additional purchase payments the new Owner makes, and will be reduced in proportion to the reduction in Account Value that results from withdrawals the new Owner makes. All of the other terms and conditions of the rider will continue as before.

         OTHER ENHANCED DEATH BENEFIT TERMS AND CONDITIONS.

         - You can only purchase the Enhanced Death Benefit at time of application;

         -  You must be age 79 or younger at the time the Contract is issued;

         - If you purchase the Enhanced Death Benefit as an optional benefit it is irrevocable and charges for it will remain in force during the Accumulation Phase (unless not renewed by a surviving spouse who continues the Contract under the Contract Continuation Option).


         IMPORTANT CONSIDERATIONS REGARDING THE ENHANCED DEATH BENEFIT OPTION.

         - The Enhanced Death Benefit rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Enhanced Death Benefit being payable.

         - Once purchased, the Enhanced Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Enhanced Death Benefit charges will still be assessed.

         - Please take advantage of the guidance of a qualified financial adviser in evaluating the Enhanced Death Benefit option, as well as all other aspects of the Contract.

         - The Enhanced Death Benefit option is not available for IRA and Roth IRA contracts.

         - The Enhanced Death Benefit may not be available in all states.

PROOF OF DEATH

         We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit. We will accept one of the following items:

         1.     An original certified copy of an official death certificate; or

         2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

         3.     Any other proof satisfactory to us.

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10.  WHAT OTHER INFORMATION SHOULD I KNOW?
=============================================================================

PARTIES TO THE CONTRACT

THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

THE BENEFICIARY - We pay the death benefit to the primary Beneficiary (unless there are joint Owners in which case proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate.

One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

         THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

         We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge. We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

         VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

         THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

         When permitted by applicable law, we may modify the Contracts as follows:

         -    deregister the Variable Account under the 1940 Act;

         - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

         - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

         - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

         -    combine the Variable Account with other separate accounts; and

         -    combine a Variable Sub-Account with another Variable Sub-Account.

         We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

         If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

         Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. The Contracts may not be available in all states.

EXPERTS

         The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of The Sage Variable Annuity Account A at December 31, 2001 and for each of the two years in the period then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL PROCEEDINGS

         Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

         We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

         One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

         Audited  Financial   statements  are  presented  in  the  Statement  of
Additional Information for the Variable Account as of December 31, 2001.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2001, 2000 and 1999 and for each of the three years in the period ended December 31, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

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11.  HOW CAN I MAKE INQUIRIES?
================================================================================

         You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

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12.  ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
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HISTORY AND BUSINESS

General

Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has applied to the New York Insurance Department for an insurance license.

We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of the preferred stock it acquired for the common stock. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

Our initial marketing focus has been to distribute our products through banks and financial planning companies and regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA"- (Very Strong) by Fitch Ratings. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of our ratings were downgraded from their current levels, sales of our products and our relationships with distributors could be adversely affected.

Competition

We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

At December 31, 2001, we had 65 salaried employees. Many of these employees also perform duties for affiliated companies.


SELECTED FINANCIAL DATA

The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2001 presentation.

                                                  2001            2000           1999            1998            1997
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
        Statement of Operations Data:
        Revenues:
           Net investment income             $  2,108,497     $ 1,888,172    $ 1,290,196    $  1,243,522    $    989,494
           Realized capital gains                   14,088               -              -             -                 -
           Administrative service fees              39,260          49,940         37,671             -                 -
           Contract charges and fees               108,986           3,979            861             -                 -
                                             ---------------- -------------- -------------- --------------- --------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total revenues                    2,270,831       1,942,091      1,328,728     1,243,522           989,494

        Benefits and expenses:
            Contract owner benefits              1,078,918         490,964              -             -                 -
            Acquisition expenses             (      50,182)              -              -             -                 -
            Goodwill amortization expense          217,378         234,468        234,468       548,818           325,406
            General   and    administrative      8,303,361       5,969,108      5,521,186     1,263,678         1,015,874
            expenses
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total benefits and expenses       9,549,475       6,694,540      5,755,654     1,812,496         1,341,280
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------

        Loss   before   cumulative   effect     (7,278,644)     (4,752,449)    (4,426,926)     (568,974)         (351,786)
        adjustment

        Cumulative effect adjustment for
           change                                        -               -     (4,269,488)            -                 -
           in accounting for development
           costs
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
                Net loss                      $ (7,278,644)   $ (4,752,449)    $(8,696,414)   $ (568,974)     $   (351,786)
                                                (4,752,449)
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============


        Written Premiums  (1)
               Gross
                                              $68,900,272     $  21,109,921    $ 79,942       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============
               Net
                                              $28,930,652     $   7,003,766    $ 75,742       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Balance Sheet Data:
        Total Assets                          $114,237,585    $ 54,726,227    $31,736,580     $36,542,531     $ 36,688,739

                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Liabilities                     $ 82,330,012    $   22,209,130  $   233,435    $     70,474      $  3,486,311
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Stockholder's Equity            $ 31,907,573    $ 32,517,097    $31,503,145    $36,472,057     $ 33,202,428
                                             ================ ============== ============== =============== ===============

(1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from contract owners are flat fees assessed on each contract's anniversary date. Accordingly, they vary according to the number of contracts in force during the course of the year.

Net investment income includes interest earned on separate account assets allocated to options in the fixed account by contract owners. The increases in net investment income and contract owner benefits reflect the increase in total separate account assets supporting the options in the fixed account.

Before June 30, 2000, we sold a limited number of contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Although premiums continue to show significant growth, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 65 at December 31, 2001 as compared to 38 at December 31, 2000, and 24 at December 31, 1999.

We do not currently reflect the benefits of deferred federal income taxes in our results.



Liquidity and Capital Resources

Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and the funding of our daily operations. Our cash needs have been met primarily through capital contributions from Sage Life Holdings, as well as through interest income on the invested assets of the general account.

We expect that our cash needs will continue in order to support our underwriting and marketing activities. Our ultimate parent, Sage Group, a publicly traded South African financial services group, has stated that our operations are of key strategic importance to Sage Group's business plans and that they intend to take the actions necessary to meet our liquidity needs. Sage Group is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs other than through capital issues in foreign currency. Sage Group's current ability to issue stock outside of South Africa has been hindered by a recent devaluation of the South African rand relative to the United States dollar and a decrease in their stock price reflective of a general decline of financial services stocks in South Africa. Sage Group is actively exploring a variety of alternatives for providing for our current and future cash needs, including by issuing new capital to strategic investors of Sage Life Holdings and/or its affiliates or through the issuance of new Sage Group capital in the international markets. Sage Group and its affiliates are currently engaging in discussions with potential strategic investors and providers of such capital. However, there can be no assurance that Sage Group will be successful in these efforts, as Sage Group has not yet finalized negotiations with any strategic investor.

Our future marketing efforts and results of operations could be adversely affected if Sage Life Holdings and/or its affiliates are unable to raise additional funding for us. Based on our business expansion plans, Sage Life Holdings and/or its affiliates will require outside financing towards the end of the first quarter of 2003 to enable us to maintain the minimum $25,000,000 capital and surplus requirements stipulated in the terms of the Preferred Stock Agreement with Swiss Re. Under the Preferred Stock Purchase Agreement, as amended, we are required to maintain statutory-basis capital and surplus of at least $25,000,000. Should our statutory-basis capital and surplus fall below $25,000,000, and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval, each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. Should this occur, there can be no assurance that our current business strategy will be maintained. In addition, we have made a commitment to the Michigan Insurance Department to maintain statutory capital and surplus of at least $25,000,000.

With regard to contract owners, our obligation under their contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the contracts to which they relate, are not chargeable with any of our other liabilities.


Reinsurance

In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement we cede a significant portion of our variable business to Swiss Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks

Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.


Critical Accounting Policies

We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance agreement, and unearned revenue over the life of our contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2001, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of contracts in force. Assumptions about future experience have not been revised.

Investments

Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, our total adjusted capital exceeded RBC requirements.

Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.


Directors and Executive Officers of Sage Life

The following are the Directors and Executive Officers of the Company:


                                Position with Sage, Year of
          Name, Age                      Election                     Other Principal Positions for Past Five Years
------------------------------ ------------------------------ ---------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------------------------------------------

Ronald S. Scowby, 63           Director, January 1997         Chairman and Trustee,  Sage Life Investment  Trust,  July 1998
                               to December 2001; Chairman,    to September 2001;  President,  Chief Executive Officer,  Sage
                               February 1998 to December      Life  Assurance  of America  Inc.,  January  1997 to  February
                               2001                           1998;  Director,  President,  Chief  Executive  Officer,  Sage
                                                              Management  Services (USA),  Inc., June 1996 to December 1999;
                                                              Owner, Sheldon Scowby Resources July 1995 to June 1996

Robin I. Marsden, 36           Director,   January  1997  to  President and Trustee,  Sage Life Investment  Trust, July 1998
                               present;  President and Chief  to present;  Director,  Sage Distributors,  Inc., January 1998
                               Executive  Officer,  February  to August 2001 and February 2002 to present;  President,  Sage
                               1998 to present                Distributors,   Inc.  February  2002  to  present;   Director,
                                                              January  1997  to  present,   President  and  Chief  Executive
                                                              Officer,  February  1998 to  present,  Sage  Insurance  Group,
                                                              Inc.;  Chief Investment  Officer and Chief Financial  Officer,
                                                              Sage Life Holdings, Ltd., November 1994 to January 1998

H. Louis Shill, 71             Director, January 1997         Chairman,  Sage Life Assurance of America,  Inc.  January 1997
                               to present; Chairman           to  February  1998;  Chairman,  Sage  Insurance  Group,  Inc.,
                               December 2001 to present       January  1997  to  present;  Founder,   Chairman,  Sage  Group
                                                              Limited, 1965 to present

Paul C. Meyer, 49              Director,   January  1997  to  Partner, Clifford Chance Rogers & Wells, 1986 to present present


Richard D. Starr, 57           Director,   January  1997  to  Chairman and Chief Executive Officer,  Financial  Institutions
                               present                        Group,  Inc.,  October  1978 to  present;  Vice  Chairman  and
                                                              Director, ABN Amro Financial Services, Inc.

Dr. Meyer Feldberg, 60         Director,   January  2000  to  Dean/Professor,   Columbia   University   Graduate  School  of
                               present                        Business,  July 1989 to present;  Chairman and Director,  Sage
                                                              Life  Assurance  Company  of New  York;  Director  of  Revlon,
                                                              Inc., Federated Department Stores,  Primedia, and Paine-Webber
                                                              Mutual Funds

John A. Benning, 67            Director,   April   2000   to  Senior Vice President and General Counsel,  Liberty  Financial
                               present                        Companies,  1986 to 2000;  Director  of ICI  Mutual  Insurance
                                                              Company and T.T. International U.S.A. Feeder Trust


Mitchell R. Katcher, 48        Director,   December 1997 to   Vice President, Sage Life Investment Trust, July 1998 to
                               to present; Senior Executive   present; Director, Sage Distributors, Inc., January 1998 to
                               Vice  President  and   Chief   August 2001; Treasurer, July  1997 to present, Senior
                               Actuary May 1997 to present;   Executive Vice President, December 1997 to present, Sage
                               Chief Financial Officer, May   Insurance Group, Inc.
                               1997 to October 2000

Lincoln B. Yersin, 38          Executive  Vice  President  -  President,  Sage  Distributors,  September  2000  to  present;
                               Marketing,   National   Sales  Executive Vice President,  Sage Insurance Group,  Inc. January
                               Manager,    May    1999    to  2001  to  February   2002;   President,   AmSouth   Investment
                               February 2002                  Services,  Inc., June 1993 to May 1999; Senior Vice President,
                                                              AmSouth Bancorporation, June 1993 to May 1999


Jeffrey C. Gordon, 40          Senior Vice President and      Senior  Vice  President  and  Chief  Financial  Officer,  Sage
                               Chief Financial Officer,       Insurance   Group  Inc.,   October  2000  to  present;   Chief
                               October 2000 to present        Financial  Officer and  Treasurer,  Sage  Distributors,  Inc.,
                                                              February  2002  to  present;  Controller,  Frontier  Insurance
                                                              Group,  Inc.,  January 1999 to September 2000; Senior Manager,
                                                              Ernst & Young LLP, January 1988 to December 1998


Nancy F. Brunetti, 39          Executive Vice President and   Executive  Vice  President and Chief  Administrative  Officer,
                               Chief Administrative           Sage   Insurance   Group  Inc.,   January   2001  to  present;
                               Officer, January 2001 to       Consultant,  NFB  Consulting,  January 2000 to December  2000;
                               present                        Executive Vice President and Chief Operating Officer,  January
                                                              1998 to December 1999 and Senior Vice  President  January 1996
                                                              to December 1997, American Skandia Life Assurance Corporation

All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.


 Executive Compensation

The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                      Other Annual            All Other
        Name and Principal Position           Year        Salary        Bonus         Compensation(1)      Compensation(2)
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  Robin I. Marsden                            2001     $390,750     $108,800       $  17,850           $  132,179
  (Chief Executive Officer)                   2000      354,750      100,000          17,850              119,399
                                              1999      322,500      150,000          16,800               38,018

  Ronald S. Scowby (3)                        2001     $       -     $       -      $     -             $    -
  (Former Chairman, President                 2000             -       75,000             -                56,538
    and CEO)                                  1999      354,167       200,000         16,800               42,484

  Mitchell R. Katcher                         2001     $318,750      $150,000       $  17,850           $   20,535
  (Senior Executive Vice                      2000      293,750       137,500          17,850               17,824
    President and Chief Actuary)              1999      268,750       150,000          16,800               30,456

  Lincoln Yersin(4)                           2001     $199,750      $150,000        $ 17,850           $    3,124
  (Former Executive Vice President            2000      186,250       150,000          13,300               47,191
     Marketing and National Sales
     Manager)                                 1999      116,667       100,000              -               124,692

  Jeffrey C. Gordon                           2001     $ 205,250     $ 40,000        $  4,525           $  100,229
  (Senior Vice President and
     Chief Financial Officer)

  Nancy F. Brunetti                           2001       $ 279,500   $   34,375            -            $   31,000
  (Executive Vice President and
      Chief Administrative Officer)

(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers:
Mr. Marsden: 2001, $23,179 - contribution to non-qualified retirement plan, $109,000 - deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399
- contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company.

Mr. Katcher: 2001, $20,535 - contribution to non-qualified retirement plan; 2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

Mr. Yersin: 2001, $3,124 - contribution to non-qualified retirement plan; 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576 - moving expenses.

Mr. Gordon: 2001, $43,750 - recruitment bonus, $4,528 - contribution to non-qualified retirement plan; $51,951 - moving expenses.

Ms. Brunetti: 2001, $25,000 - recruitment bonus, $6,000 - commuter allowance.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

(4) Mr. Yersin's employment with the Company terminated February 27, 2002.

Employment Contracts.
--------------------

Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii)that allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.


Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

Mr. Gordon and SIGI are parties to an agreement dated September 11, 2000. The agreement provides for Mr. Gordon's title and duties with SIGI and the Company, sets forth his initial annual remuneration, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Mr. Gordon is eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provides that he is eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provides that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2001, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002. In addition, in the event of a "change of control," if Mr. Gordon is terminated, or if he elects to terminate his employment, he will be entitled to receive his basic salary and benefits for a further twelve months, and will be entitled to a pro-rata bonus for the period up to such termination based on his prior year's bonus. Ordinary vesting under any benefit or incentive plan arising in this twelve-month period will also continue. The agreement provides for indemnification of personal liability arising in the ordinary course of business.

Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business.


Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

Effective December 5, 2001, Mr. Scowby resigned as director and chairman of Sage Life and prior to resigning was paid $12,833 per month for these services. In addition, he was paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2001 was $27,093. He was also provided with certain retirement benefits and was eligible to participate in a long-term incentive plan to be established by SIGI.

Certain Relationships and Related Transactions

Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance Rogers & Wells. Since 1997, the Company has retained Clifford Chance Rogers & Wells, and its predecessor firm, Rogers & Wells, to provide legal counseling to the Company.

                         Sage Life Assurance of America, Inc.

                                 Financial Statements

SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

New York, NY
March 15, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
ASSETS

Investments:

  Fixed maturity securities available for sale..............  $ 13,652,254    $ 14,660,769

  Equity securities available for sale......................     1,097,000              --
                                                              ------------    ------------

Total investments...........................................    14,749,254      14,660,769

Cash and cash equivalents...................................     9,383,386       9,949,167

Accrued investment income...................................       272,954         243,111

Receivable from affiliates..................................     1,081,710       1,700,014

Deferred federal income taxes...............................            --         146,530

Reinsurance receivables.....................................       746,661         290,302

Deferred acquisition costs..................................     2,569,876         327,720

Goodwill....................................................     5,776,300       5,993,678

Other assets................................................       774,863         103,761

Separate account assets.....................................    78,882,581      21,311,175
                                                              ------------    ------------

Total assets................................................  $114,237,585    $ 54,726,227
                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred gain from modified coinsurance agreement.........  $  1,283,790    $    318,028

  Unearned revenue..........................................         6,024             901

  Deferred federal income taxes.............................        60,807              --

  Accrued expenses and other liabilities....................     2,096,810         579,026

  Separate account liabilities..............................    78,882,581      21,311,175
                                                              ------------    ------------

Total liabilities...........................................    82,330,012      22,209,130

Stockholder's equity:

  Common stock, $2,500 par value, 1,000 shares authorized,
     issued and outstanding.................................     2,500,000       2,500,000

  Additional paid-in capital................................    50,937,804      44,671,161

  Deficit...................................................   (21,648,267)    (14,369,623)

  Accumulated other comprehensive gain (loss)...............       118,036        (284,441)
                                                              ------------    ------------

Total stockholder's equity..................................    31,907,573      32,517,097
                                                              ------------    ------------

Total liabilities and stockholder's equity..................  $114,237,585    $ 54,726,227
                                                              ============    ============

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
REVENUES
  Net investment income.....................................  $ 2,108,497    $ 1,888,172    $ 1,290,196
  Realized capital gains....................................       14,088             --             --
  Administrative service fees...............................       39,260         49,940         37,671
  Contract charges and fees.................................      108,986          3,979            861
                                                              -----------    -----------    -----------
       Total revenues.......................................    2,270,831      1,942,091      1,328,728
BENEFITS AND EXPENSES
  Contract owner benefits...................................    1,078,918        490,964             --
  Acquisition expenses......................................      (50,182)            --             --
  Goodwill amortization expense.............................      217,378        234,468        234,468
  General and administrative expenses.......................    8,303,361      5,969,108      5,521,186
                                                              -----------    -----------    -----------
       Total benefits and expenses..........................    9,549,475      6,694,540      5,755,654
Loss before cumulative effect adjustment....................   (7,278,644)    (4,752,449)    (4,426,926)
Cumulative effect adjustment for change in accounting for
  development costs.........................................           --             --     (4,269,488)
                                                              -----------    -----------    -----------
       Net loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                ADDITIONAL PAID-                  COMPREHENSIVE
                                 COMMON STOCK      IN CAPITAL        DEFICIT      INCOME (LOSS)      TOTAL
                                 ------------   ----------------   ------------   -------------   -----------
Balances at December 31,
  1998.........................   $2,500,000      $34,875,727      $   (920,760)    $  17,090     $36,472,057
  Net loss.....................           --               --        (8,696,414)           --      (8,696,414)
  Change in unrealized gain on
     investments, net of
     federal income taxes......           --               --                --      (747,867)       (747,867)
                                                                                                  -----------
  Comprehensive loss...........                                                                    (9,444,281)
  Purchase price adjustment....           --         (102,518)               --            --        (102,518)
  Additional capital
     contributions.............           --        4,577,887                --            --       4,577,887
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  1999.........................    2,500,000       39,351,096        (9,617,174)     (730,777)     31,503,145
  Net loss.....................           --               --        (4,752,449)           --      (4,752,449)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       446,336         446,336
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (4,306,113)
  Additional capital
     contributions.............           --        5,320,065                --            --       5,320,065
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2000.........................    2,500,000       44,671,161       (14,369,623)     (284,441)    $32,517,097
  Net loss.....................           --               --        (7,278,644)           --      (7,278,644)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       402,477         402,477
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (6,876,167)
  Additional capital
     contributions.............           --        6,266,643                --            --       6,266,643
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2001.........................   $2,500,000      $50,937,804      $(21,648,267)    $ 118,036     $31,907,573
                                  ==========      ===========      ============     =========     ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
OPERATING ACTIVITIES
  Net loss..................................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Goodwill amortization expense..........................      217,378        234,468        234,468
     Amortization of bond discount/premium..................      109,529        114,223        124,842
     Cumulative effect adjustment for change in accounting
       for development costs................................           --             --      4,269,488
     Realized capital gains.................................      (14,088)            --             --
     Changes in:
       Accrued investment income............................      (29,843)       (16,877)       (22,809)
       Receivable from affiliates...........................      618,304     (1,028,744)      (671,270)
       Unearned revenue.....................................        5,123            901             --
       Reinsurance receivables..............................     (456,359)      (290,302)            --
       Deferred acquisition costs...........................   (2,242,156)      (327,720)            --
       Deferred gain from modified coinsurance agreement....      965,762        318,028             --
       Accrued expenses and other liabilities...............    1,525,082        438,600         78,756
       Other assets.........................................     (680,297)       (94,530)        (4,231)
                                                              -----------    -----------    -----------
Net cash used in operating activities.......................   (7,260,209)    (5,404,402)    (4,687,170)
INVESTING ACTIVITIES
  Purchases of fixed maturity securities....................           --       (453,975)    (4,444,806)
  Proceeds from sales, maturities and repayments of fixed
     maturity securities....................................    1,509,785      2,535,000             --
                                                              -----------    -----------    -----------
Net cash (used in) provided by investing activities.........    1,509,785      2,081,025     (4,444,806)
FINANCING ACTIVITIES
Capital contributions from parent...........................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
Net cash provided by financing activities...................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............     (565,781)     1,996,688     (4,554,089)
Cash and cash equivalents at beginning of year..............    9,949,167      7,952,479     12,506,568
                                                              -----------    -----------    -----------
Cash and cash equivalents at end of year....................  $ 9,383,386    $ 9,949,167    $ 7,952,479
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2001 and 2000 were approximately $68,900,000 and $21,110,000, respectively. Approximately 40% of the gross sales for 2001 and 35% of the separate account assets under management at December 31, 2001 were produced through two broker-dealers. A significant amount of the gross sales for 2000 were produced through one broker-dealer that was subsequently purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on quoted market prices.

Realized gains on the disposal of investments are determined by the specific identification method.

Deferred Acquisition Costs and Sales Inducements

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2001 and 2000, the Company capitalized,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


$2,192,000 and $328,000, net of reinsurance ceded. During 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $45,000 and $95,000, respectively.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2001 and 2000 deferred sales inducements were $604,000 and $16,000, respectively, and are included in other assets in the accompanying balance sheets.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts.

Deferred acquisition costs in the accompanying balance sheets are net of quota share ceded under the Modco Agreement. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the commission received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3% of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

At December 31, 2001 and 2000 the separate account liabilities included approximately $28,521,000 and $17,780,000, respectively, relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return.

CONTRACT LIABILITIES
The Company has no contract liabilities in its general account at December 31, 2001 and 2000. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account.

Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment of goodwill. These current projections support the value of goodwill. Accumulated amortization at December 31, 2001 and 2000 was approximately $1,155,000 and $938,000, respectively.

DEVELOPMENT EXPENSES

Prior to January 1, 1999, costs incurred in the development of the Company's products, systems and distribution channels were classified as development expenses. These development costs were capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,270,000.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SAFS No. 142 is expected to result in a reduction of expenses of approximately $235,000 per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2001 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                               GROSS         GROSS
                                               AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                 COST          GAINS         LOSSES         VALUE
                                              -----------    ----------    ----------    -----------
2001
U.S. Government obligations.................  $ 6,988,499     $ 90,183      $  4,822     $ 7,073,860
Corporate obligations.......................    6,498,015      143,914        63,535       6,578,394
                                              -----------     --------      --------     -----------
                                              $13,486,514     $234,097      $ 68,357     $13,652,254
                                              ===========     ========      ========     ===========
2000
U.S. Government obligations.................  $ 7,075,997     $ 17,991      $159,070     $ 6,934,918
Corporate obligations.......................    8,015,742        9,093       298,984       7,725,851
                                              -----------     --------      --------     -----------
                                              $15,091,739     $ 27,084      $458,054     $14,660,769
                                              ===========     ========      ========     ===========

At December 31, 2001 securities with an amortized cost and fair value of approximately $5,441,000 and $5,492,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2001 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                               AMORTIZED        FAIR
                                                                 COST           VALUE
                                                              -----------    -----------
Due in one year or less.....................................  $   401,030    $   408,562
Due after one year through five years.......................    7,760,333      7,968,515
Due after five years through ten years......................    5,325,151      5,275,177
                                                              -----------    -----------
Total.......................................................  $13,486,514    $13,652,254
                                                              ===========    ===========

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust. At December 31, 2001, the fair value of such securities was $1,097,000.

Investment income by major category of investment is summarized as follows:

                                                                2001          2000          1999
                                                             ----------    ----------    ----------
Fixed maturity securities..................................  $1,874,721    $1,397,699    $  907,068
Cash and cash equivalents..................................     370,075       572,086       461,367
                                                             ----------    ----------    ----------
Total investment income....................................   2,244,796     1,969,785     1,368,435
Investment expenses........................................    (136,299)      (81,613)      (78,239)
                                                             ----------    ----------    ----------
Net investment income......................................  $2,108,497    $1,888,172    $1,290,196
                                                             ==========    ==========    ==========

Proceeds from the sale of fixed maturity securities were $1,510,000 during 2001 resulting in gross realized gains of $14,000.

3. MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. During 2001 and 2000 the Company ceded premiums of approximately $39,970,000 and $14,106,000,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

3. MODIFIED COINSURANCE AGREEMENT (CONTINUED)


respectively. Contract charges and fees for 2001 and 2000 are net of approximately $230,000 and $8,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $123,000 and $30,000 ceded to Swiss Re in 2001 and 2000, respectively.

4. FEDERAL INCOME TAXES

The Company files a separate life insurance company federal income tax return. Beginning in 2002, the Company may be included in the consolidated federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Pre-tax loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
Application of the federal statutory tax rate - 34%......   (2,474,739)    (1,615,833)    (2,956,781)
Change in valuation allowance............................    2,551,734      1,614,188      2,907,523
Other....................................................      (76,995)         1,645         49,258
                                                           -----------    -----------    -----------
Total income tax provision...............................  $        --    $        --    $        --
                                                           ===========    ===========    ===========

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                 2001          2000
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $7,682,789    $5,132,087
  Unrealized loss on depreciation of investments............          --       146,530
  Reserves..................................................     282,527        37,732
  Deferred gain from Modco Agreement........................     436,489       108,130
  Unearned revenue..........................................      82,944        32,447
  Other.....................................................      37,718         7,808
                                                              ----------    ----------
  Total deferred tax assets.................................   8,522,467     5,464,734
Deferred tax liabilities:
  Goodwill..................................................    (378,729)     (304,214)
  Deferred policy acquisition costs.........................    (712,167)     (116,926)
  Unrealized gain on appreciation of investments............     (60,807)           --
  Other.....................................................     (13,093)      (30,319)
                                                              ----------    ----------
Total deferred tax liabilities..............................  (1,164,796)     (451,459)
Valuation allowance for deferred tax assets.................  (7,418,478)   (4,866,745)
                                                              ----------    ----------
Net deferred tax asset (liability)..........................  $  (60,807)   $  146,530
                                                              ==========    ==========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has separate company net operating loss carryforwards of approximately $22,596,000 at December 31, 2001, which expire between 2012 and 2016.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net loss and capital and surplus of the Company are as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Net loss.................................................  $(7,661,509)   $(1,948,877)   $  (389,023)
Capital and surplus......................................   25,367,701     26,505,917     25,973,744

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)


The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, the Company's total adjusted capital exceeded RBC requirements.

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the NAIC, periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2001 and 2000 amounts due from SIGI under this agreement were approximately $1,081,000 and $989,000, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of four investment funds that are available to variable contract owners of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

6. RELATED PARTY TRANSACTIONS (CONTINUED)


Income received from Sage Advisors was approximately $29,000 and $50,000 in 2001 and 2000, respectively. At December 31, 2000, approximately $4,000 was due from Sage Advisors.

During 2001, the Company paid wholesaling allowances of approximately $413,000 to Sage Distributors. These costs were capitalized and are being amortized as acquisition costs.

7. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25,000,000 in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a Preferred Stock Purchase Agreement with Swiss Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25,000,000. Should the Company's statutory-basis capital and surplus fall below $25,000,000 and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in SLHA.

Based on the Company's business plans, SLHA and/or its affiliates will require outside financing towards the end of the first quarter of 2002 to continue to provide for the Company's cash needs in order to maintain statutory-basis capital and surplus at $25,000,000.

8. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $86,000, $78,000 and $70,000 in 2001, 2000 and 1999,
respectively.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                              MARCH 31    JUNE 30    SEPTEMBER 30    DECEMBER 31
                                              --------    -------    ------------    -----------
                                                                (in thousands)
2001
Net investment income.......................  $   608     $  652       $   502         $   346
Total revenues..............................      626        680           536             429
Total benefits and expenses.................    1,999      2,593         2,458           2,499
Net loss....................................   (1,373)    (1,914)       (1,921)         (2,071)
2000
Net investment income.......................  $   349     $  352       $   489         $   698
Total revenues..............................      364        651           159             768
Total benefits and expenses.................    1,878      1,021         2,389           1,405
Net loss....................................   (1,514)      (370)       (2,230)           (638)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

         Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the front cover or by calling (877) 835-7243 (Toll
Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
       Diversification Requirements
       Owner Control
       Required Distributions from Non-Qualified Contracts
       Multiple Contracts
       Partial 1035 Exchanges
       Contracts Owned by Other Than Natural Persons
       Tax Treatment of Assignments or Transfer of Ownership
       Gifting a Contract
       Withdrawals - Investment Adviser Fees
       Income Tax Withholding Taxation of Death Benefit Proceeds
       Taxation of Withdrawals - Non-Qualified Contracts
       Delayed Annuity Payments
       Qualified Contracts
       Qualified Plans
       Tax Treatment of Withdrawals - Qualified Contracts
       Required Distributions

Calculation of Historical Performance Data
       Money Market Sub-Account Yields
       Other Variable Sub-Account Yields
       Average Annual Total Returns
       Other Total Returns
       Effect of the Annual Administration Charge on Performance Data Use of Indexes
       Other Information

Income Payment Provisions
       Amount of Fixed Income Payments
       Amount of Variable Income Payments
       Income Units
       Income Unit Value
       Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements


                               APPENDIX A

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                     MORE INFORMATION ABOUT THE FUNDS

1.   Investment Objectives and Strategies:

Below are the investment objectives and strategies of each of the Funds available under the Contract. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market.

The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.


AIM VARIABLE INSURANCE FUNDS (Series I shares)

A I M Advisors, Inc. advises the AIM Variable Insurance Funds.

AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund normally invests at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

AIM V.I. CORE EQUITY FUND (formerly AIM V.I. Growth and Income Fund). This Fund's primary objective is growth of capital with a secondary objective of current income. It seeks to meet its objectives by normally investing at least 80% of its net assets in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

AIM V.I.  INTERNATIONAL  GROWTH FUND  (formerly  AIM V.I.  International  Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. It seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. PREMIER EQUITY FUND (formerly AIM V.I. Value Fund). This Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. The Fund normally invests at least 80% of its net assets in equity securities.


THE ALGER AMERICAN FUND

Fred Alger Management, Inc. advises The Alger American Fund.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO. This Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Funds Group, Inc. is the investment adviser for the Funds.

INVESCO VIF - GROWTH FUND (formerly INVESCO VIF Blue Chip Growth Fund). This Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of foreign companies.

INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

MFS Investment Management(R) advises the MFS(R) Variable Insurance Trust(SM).

MFS INVESTORS TRUST SERIES (formerly, MFS Growth With Income Series). This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.


SAGE LIFE INVESTMENT TRUST

Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high-quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the Nasdaq 100. These stocks are selected on the basis of computer-generated statistical data. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market(SM).

ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. The investment adviser of the Fund will implement this strategy by investing at least 80% of its assets in the common stock of U.S. companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

THE UNIVERSAL  INSTITUTIONAL  FUNDS, INC.

Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Global Value Equity Portfolio, the Value Portfolio and the Mid Cap Value Portfolio.

GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that it believes are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that typically do not pay dividends. The Fund may invest, to a limited extent, in foreign equity securities.

Below are the investment objectives and strategies of certain other Funds. THESE FUNDS ARE NO LONGER AVAILABLE FOR ADDITIONAL PURCHASE PAYMENTS, TRANSFERS OF ACCOUNT VALUE (OTHER THAN TRANSFERS AS PART OF PRE-EXISTING DOLLAR-COST AVERAGING AND ASSET ALLOCATION PROGRAMS BEGUN BEFORE THE FUND WAS CLOSED).

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Associates, Inc. provides investment management to the T. Rowe Price Equity Series, Inc.

T. ROWE PRICE EQUITY INCOME PORTFOLIO. This Fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. This Fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings. Mid-cap companies are defined as those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index or the Russell Mid-Cap Growth Index.

T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO. The Fund seeks to provide the highest total return over time, consistent with an emphasis on both capital appreciation and income. The Personal Strategy Balanced Portfolio invests in a diversified portfolio consisting approximately of 60% stocks, 30% bonds, and 10% money market securities.

LIBERTY VARIABLE  INVESTMENT  TRUST.

Liberty Advisory Services Corp. provides investment management and advisory services to the funds in the Liberty Variable Investment Trust. Colonial Management Associates, Inc. sub-advises the High Yield Securities Fund, the U.S. Growth and Income Fund, the Small Cap Value Fund, and the Strategic Income Fund. Stein Roe & Farnham Incorporated sub-advises the Global Utilities Fund. Newport Fund Management, Inc. sub-advises the Tiger Fund. Liberty Asset Management Company sub-advises the All-Star Equity Fund.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES. This Fund seeks current income and total return by investing primarily in lower-rated corporate debt securities (commonly referred to as "junk bonds").

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES. This Fund seeks long-term growth by investing primarily in smaller capitalization stocks of U.S. companies.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES. This Fund seeks current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES. This Fund seeks long-term growth and income by investing primarily in large capitalization stocks. Up to 10% of its assets may be invested in debt securities. The Fund is generally managed in accordance with Morningstar, Inc. guidelines for a "Large-Cap Value" fund.

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES. This Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

NEWPORT TIGER FUND, VARIABLE SERIES. This Fund seeks long-term capital appreciation by investing primarily in stocks of companies located in the ten Tiger countries of Asia (Hong, Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, The People's Republic of China and the Philippines).

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES. This Fund seeks current income and long-term growth of capital and income by investing primarily in U.S. and foreign securities of utility companies.


STEINROE VARIABLE INVESTMENT TRUST

Stein Roe & Farnham Incorporated advises the Funds in the SteinRoe Variable Investment Trust. Nordea Investment Management North America, Inc. sub-advises a portion of the Balanced Fund's foreign securities.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES. This Fund seeks long-term growth of capital through investment primarily in common stocks of large-cap companies. The Fund may invest up to 25% of its assets in foreign stocks. The Fund is generally managed in accordance with the Morningstar, Inc. guidelines for a "Large Growth" fund.

STEIN ROE BALANCED FUND, VARIABLE SERIES. This Fund seeks high total investment return through a changing mix of common stocks, bonds, and cash. The Fund invests primarily in well-established large-cap companies. The Fund is generally managed in accordance with the Morningstar, Inc. guidelines for a "Domestic Hybrid" fund.

  2.    Additional Fund Information:

         The following information, among other things, may be included in advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

 . The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

 . The name, education and experience of the portfolio manager.

 . Investment adviser information which may include, size, assets, and location.

 . Portfolio holdings.

 . Statistics -- which may include portfolio statistics such as size, assets, and average duration and maturity of the portfolio.

 . Geographic allocation of portfolios.

 . Portfolio quality ratings.

 . Information relating to a relevant benchmark.

 . Identification of portfolios by the investment categories, portfolio sectors or industry groups in which they fall.

3.  Principal Fund Investment Risks:

Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies= shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio=s net asset value.

Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

Equity Index: A portfolio that invests in securities which seek to match a stock market index, is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.


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                                   APPENDIX B
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                             MARKET VALUE ADJUSTMENT

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)]^(N/365) - 1
Where:

     - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     - J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

     - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $109,273 x {[(1.025)/(1.0375)]^ (2555/365) -1) =
      - $8,889

Therefore, the amount paid on full surrender is $100,384 ($109,273 - $8,889).

Example #2: Surrender  --  Example of a Positive Market Value Adjustment

     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the surrender, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^ (3))


2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $109,273 x {[(1.025)/(1.0175)]^(2555/365) -1) =
      + $5,764

Therefore, the amount paid on full surrender is $115,037 ($109,273 + $5,764).

Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment


     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3)).

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $100,000 x {[(1.025)/(1.0375)] ^ (2555/365) -1)
      = - $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.

Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $100,000 x {[(1.025)/(1.0175)] ^ (2555/365) - 1)
      = + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725.


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                                   APPENDIX C
===============================================================================


                          DOLLAR-COST AVERAGING PROGRAM

     Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.

     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.

                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
- ---------     -------------   --------------    -------------   -----------------   -------------

 1               24,000             --               --               59                24,059
 2                24,059          1 / 24            1,002             57                23,114
 3               23,114           1 / 23            1,005             55                22,163
 4               22,163           1 / 22            1,007             52                21,208
 5               21,208           1 / 21            1,010              50                20,248
 6               20,248           1 / 20            1,012              47                19,283
 7               19,283           1 / 19            1,015              45                18,313
 8               18,313           1 / 18            1,017              43                17,338
 9               17,338           1 / 17            1,020              40                16,359
10               16,359           1 / 16            1,022              38                15,374
11               15,374           1 / 15            1,025              35                14,385
12               14,385           1 / 14            1,027              33                13,390
13               13,390           1 / 13            1,030              30                12,390
14               12,390           1 / 12            1,033              28                11,386
15               11,386           1 / 11            1,035              26                10,376
16               10,376           1 / 10            1,038              23                 9,362
17                9,362            1 / 9            1,040              21                 8,342
18                8,342            1 / 8            1,043              18                 7,317
19                7,317            1 / 7            1,045              15                 6,287
20                6,287            1 / 6            1,048              13                 5,252
21                5,252            1 / 5            1,050              10                 4,212
22                4,212            1 / 4            1,053              8                 3,167
23                3,167            1 / 3            1,056              5                 2,117
24                2,117            1 / 2            1,058               3                 1,061
25                1,061            1 / 1            1,061              --                   --

NOTE:  Column (3) = Column (1) x Column (2)
          Column (5) = Column (1)- Column (3) + Column (4)


===============================================================================
                                   APPENDIX D
                     CONTRACTS ISSUED BEFORE A CERTAIN DATE
===============================================================================


         The purpose of this Appendix is to show certain provisions for Contracts issued before certain dates. Generally, Contracts purchased after May 1, 2001, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

CONTRACTS ISSUED BEFORE MAY 1, 2001

ASSET-BASED CHARGES

         We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs we assume. Before the Income Date, we deduct Asset-Based Charges monthly and calculate the charges as a percentage of the Variable Account Value on the date of deduction. On the Contract Date and monthly thereafter, we deduct the Asset-Based Charges proportionately from the Variable Sub-Accounts in which you are invested. On and after the Income Date, however, these charges are called Variable Sub- Account Charges and we deduct them daily from the assets in each Variable Sub-Account supporting variable income payments. The maximum charges are:

                                    COMBINED
                               ASSET-BASED CHARGES

                  -------------------------------------------------
                      ANNUAL           MONTHLY             DAILY
                      CHARGE           CHARGE              CHARGE
                      ------           -------             ------

Contract Years 1-7    1.40%            .116667%            .0038626%
Contract Years 8+     1.25%            .104167%            .0034462%

         We reserve the right to deduct Asset-Based Charges on the effective date of any transfer from the Fixed Account, or allocation of purchase payment to the Variable Account, based on the amount transferred or allocated and based on the number of days remaining until the next date of deduction. These charges do not apply to any Fixed Account Value.

ACCUMULATION UNIT VALUE - NET INVESTMENT FACTOR

         NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:


        (a)    is the net result of:

               (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

               (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

               (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

        (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

         The net investment factor may be more or less than, or equal to, one.

CONDENSED FINANCIAL INFORMATION

The Sage Variable Annuity Account A began operations in February, 1999. For Contracts purchased before May 1, 2001, the Accumulation Unit Values and the number of accumulation units outstanding for each Variable Sub-Account for the periods shown are as follows:



                                                                                Year or Period      Year or Period   Year or Period
                                                                                Ended 12/31/01      Ended 12/31/00   Ended 12/31/99
                                                                                --------------      --------------   --------------

AIM VARIABLE INSURANCE FUNDS:

AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period ......................                  $11.02              $9.94              $10.00
Accumulation unit value at end of period ............................                  $11.65             $11.02               $9.94
No. of accumulation units outstanding at end of period ...............                 42,839              3,976                   0

AIM V.I. Growth and Income Fund
Accumulation unit value at beginning of period ......................                   $9.05             $11.21              $10.00
Accumulation unit value at end of period ............................                   $7.39              $9.05              $11.21
No. of accumulation units outstanding at end of period ...............                 66,255              1,429                   0

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period ......................                  $11.63             $16.01              $10.00
Accumulation unit value at end of period ............................                   $9.01             $11.63              $16.01
No. of accumulation units outstanding at end of period ...............                 57,592              4,051                   0

AIM V.I. Value Fund
Accumulation unit value at beginning of period ......................                  $10.12             $12.27              $10.00
Accumulation unit value at end of period ............................                   $9.15             $10.12              $12.27
No. of accumulation units outstanding at end of period ...............                 53,206             11,950                   0

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period ......................                  $13.04             $12.65              $10.00
Accumulation unit value at end of period ............................                  $12.91             $13.04              $12.65
No. of accumulation units outstanding at end of period ...............                 48,723             10,223                   0

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period ......................                  $13.26             $13.90              $10.00
Accumulation unit value at end of period ............................                  $11.75             $13.26              $13.90
No. of accumulation units outstanding at end of period ...............                 41,434                  0                   0

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period ......................                   $7.88             $11.86              $10.00
Accumulation unit value at end of period ............................                   $6.09              $7.88              $11.86
No. of accumulation units outstanding at end of period ...............                 28,845              3,847                   0

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period ......................                  $10.18             $10.48              $10.00
Accumulation unit value at end of period ............................                   $8.80             $10.18              $10.48
No. of accumulation units outstanding at end of period ...............                 27,657              4,961                   0

MFS High Income Series
Accumulation unit value at beginning of period ......................                   $9.48             $10.15              $10.00
Accumulation unit value at end of period ............................                   $9.67              $9.48              $10.15
No. of accumulation units outstanding at end of period ...............                  4,548                 70                   0

MFS Research Series
Accumulation unit value at beginning of period ......................                   $9.93             $10.93              $10.00
Accumulation unit value at end of period ............................                   $8.19              $9.93              $10.93
No. of accumulation units outstanding at end of period ...............                 35,045              1,757                   0

MFS Total Return Series
Accumulation unit value at beginning of period ......................                  $11.36              $9.84              $10.00
Accumulation unit value at end of period ............................                  $11.44             $11.36               $9.84
No. of accumulation units outstanding at end of period ...............                104,013                870                   0

MFS Capital Opportunities
Accumulation unit value at beginning of period ......................                  $10.38             $11.30              $10.00
Accumulation unit value at end of period ............................                   $8.33             $10.38              $11.30
No. of accumulation units outstanding at end of period ...............                  7,889              1,158                   0

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period ......................                  $12.04             $10.86              $10.00
Accumulation unit value at end of period ............................                  $11.25             $12.04              $10.86
No. of accumulation units outstanding at end of period ...............                 26,960                  0                   0

Mid Cap Value Portfolio
Accumulation unit value at beginning of period ......................                  $13.36             $12.58              $10.00
Accumulation unit value at end of period ............................                  $13.49             $13.36              $12.58
No. of accumulation units outstanding at end of period ...............                  9,621                  0                   0

Value Portfolio
Accumulation unit value at beginning of period ......................                  $12.06              $9.86              $10.00
Accumulation unit value at end of period ............................                  $12.60             $12.06               $9.86
No. of accumulation units outstanding at end of period ...............                  3,229                  0                   0

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period ......................                  $10.55              $9.86              $10.00
Accumulation unit value at end of period ............................                  $11.28             $10.55               $9.86
No. of accumulation units outstanding at end of period ...............                 34,347              2,163                   0

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period ......................                  $13.30             $13.79              $10.00
Accumulation unit value at end of period ............................                  $12.03             $13.30              $13.79
No. of accumulation units outstanding at end of period ...............                 31,524              3,057                   0

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period ......................                  $12.12             $15.93              $10.00
Accumulation unit value at end of period ............................                  $12.97             $12.12              $15.93
No. of accumulation units outstanding at end of period ...............                  9,732              1,627                   0

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period ......................                  $10.45             $11.78              $10.00
Accumulation unit value at end of period ............................                   $9.43             $10.45              $11.78
No. of accumulation units outstanding at end of period ...............                 61,684              1,441                   0

Money Market Fund
Accumulation unit value at beginning of period ......................                  $11.02             $10.40              $10.00
Accumulation unit value at end of period ............................                  $11.39             $11.02              $10.40
No. of accumulation units outstanding at end of period ...............                 75,121             33,177                   0

Nasdaq - 100 Index (R) Fund*
Accumulation unit value at beginning of period ......................                   $5.95             $10.00                 n/a
Accumulation unit value at end of period ............................                   $4.39              $5.95                 n/a
No. of accumulation units outstanding at end of period ...............                 46,646              1,413                 n/a

All-Cap Growth Fund*
Accumulation unit value at beginning of period ......................                   $7.37             $10.00                 n/a
Accumulation unit value at end of period ............................                   $6.58              $7.37                 n/a
No. of accumulation units outstanding at end of period ...............                 36,065                  0                 n/a

T. ROWE PRICE EQUITY SERIES, INC.:

T. Rowe Price Equity Income Portfolio.
Accumulation unit value at beginning of period ......................                  $11.65             $10.36              $10.00
Accumulation unit value at end of period ............................                  $11.89             $11.65              $10.36
No. of accumulation units outstanding at end of period ...............                  7,346                  0                   0

T. Rowe Price Mid-Cap Growth Portfolio
Accumulation unit value at beginning of period ......................                  $12.79             $12.59              $10.00
Accumulation unit value at end of period ............................                  $13.40             $12.79              $12.59
No. of accumulation units outstanding at end of period ...............                 11,181              2,415                   0

T. Rowe Price Personal Strategy Balanced Portfolio
Accumulation unit value at beginning of period ......................                  $10.70             $10.25              $10.00
Accumulation unit value at end of period ............................                  $10.54             $10.70              $10.25
No. of accumulation units outstanding at end of period ...............                 22,181                  0                   0

LIBERTY VARIABLE INVESTMENT TRUST:

Colonial High Yield Securities Fund, Variable Series
Accumulation unit value at beginning of period.......................                   $9.45              $9.82              $10.00
Accumulation unit value at end of period.............................                   $9.18              $9.45               $9.82
No. of accumulation units outstanding at end of period................                  2,065                620                   0

Colonial Small Cap Value Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $14.14             $12.34              $10.00
Accumulation unit value at end of period.............................                  $16.04             $14.14              $12.34
No. of accumulation units outstanding at end of period................                  7,052                762                   0

Colonial Strategic Income Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $10.14             $10.09              $10.00
Accumulation unit value at end of period.............................                  $10.48             $10.14              $10.09
No. of accumulation units outstanding at end of period................                    283                356                   0

Colonial U.S. Growth and Income Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $11.22             $10.89              $10.00
Accumulation unit value at end of period.............................                  $11.22             $11.22              $10.89
No. of accumulation units outstanding at end of period................                  8,166              4,100                   0

Liberty All-Star Equity Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $11.18             $10.86              $10.00
Accumulation unit value at end of period.............................                  $10.06             $11.18              $10.86
No. of accumulation units outstanding at end of period................                    591                  0                   0

Newport Tiger Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $10.24             $12.31              $10.00
Accumulation unit value at end of period.............................                   $8.47             $10.24              $12.31
No. of accumulation units outstanding at end of period................                    108                512                   0

Stein Roe Growth Stock Fund, Variable Series
Accumulation unit value at beginning of period.......................                   $9.37             $11.20              $10.00
Accumulation unit value at end of period.............................                   $7.43              $9.37              $11.20
No. of accumulation units outstanding at end of period................                  9,383              7,220                   0

STEINROE VARIABLE INVESTMENT TRUST:

Stein Roe Balanced Fund, Variable Series
Accumulation unit value at beginning of period.......................                  $10.18             $12.20              $10.00
Accumulation unit value at end of period.............................                   $9.38             $10.18              $12.20
No. of accumulation units outstanding at end of period................                  2,226                  0                   0

Stein Roe Global Utilities Fund, Variable Series
Accumulation unit value at beginning of period.......................                   $9.54             $11.30              $10.00
Accumulation unit value at end of period.............................                   $8.44              $9.54              $11.30
No. of accumulation units outstanding at end of period................                  3,114                  0                   0

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period ......................                  $10.14                 n/a                n/a
Accumulation unit value at end of period ............................                   $7.05                 n/a                n/a
No. of accumulation units outstanding at end of period ...............                     27                 n/a                n/a

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period ......................                  $10.40                 n/a                n/a
Accumulation unit value at end of period ............................                   $9.71                 n/a                n/a
No. of accumulation units outstanding at end of period ...............                     24                 n/a                n/a

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period ......................                  $10.33                 n/a                n/a
Accumulation unit value at end of period ............................                  $10.27                 n/a                n/a
No. of accumulation units outstanding at end of period ...............                     23                 n/a                n/a

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period ......................                  $10.07                 n/a                n/a
Accumulation unit value at end of period ............................                   $7.13                 n/a                n/a
No. of accumulation units outstanding at end of period ...............                     26                 n/a                n/a




* These Variable Sub-Accounts commenced operations on September 15, 2000.


There are no unit values for the Variable Sub-Accounts investing in INVESCO Variable Investment Funds, Inc. because they first became available under the Contracts on May 1, 2001.

If you bought your Contract on or after May 1, 2001, SEE Appendix E for Accumulation Unit Values applicable to your Contract.


CONTRACTS ISSUED BEFORE MAY 1, 2000

VARIABLE INCOME BENEFITS

         To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. We currently allow assumed investment rates of 3% and 6%. If you do not specify an assumed investment rate, we will apply the 3.0% rate.

TRANSFER RESTRICTIONS

         We may defer transfers to, from and among the Variable Sub-Accounts under the same conditions that we delay paying proceeds. The additional transfer restrictions relating to the affected Variable Sub-Accounts' ability to purchase and redeem shares of a Fund, transfers involving the same Sub-Account, and transfers that adversely affect Accumulation Unit Values do not apply to your Contract.

WITHDRAWALS

         A partial withdrawal will reduce your death benefit and may be subject to federal income tax and a Market Value Adjustment. See "What Are The Expenses Under A Contract?" "How Will My Contact Be Taxed?" and "Does The Contract Have A Death Benefit?"

DEATH BENEFIT

If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of the following:

     -   the Account Value determined as of the day we receive proof of death;
         or

     - 100% of the sum of all purchase payments made under the Contract, reduced by any prior withdrawals (including any associated Market Value Adjustment incurred); or

     -   the Highest Anniversary Value.

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

      (1)   the Account Value on that Contract Anniversary;

      (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

      (3) Reduced proportionately by any withdrawals (including any associated Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decrease the Account Value and we reduce the sum of
            (1) and (2) by that percentage.)


===============================================================================
                                   APPENDIX E
                            ACCUMULATION UNIT VALUES
==============================================================================


The following Table includes Accumulation Unit values for the period indicated. This data has been extracted from the Variable Sub-Account's financial statements. This information should be read in conjunction with the Variable Sub-Account's financial statements and related notes which are included in the Statement of Additional Information.


                                                                                                Year or Period
                                                                                                Ended 12/31/01
                                                                                                --------------
AIM VARIABLE INSURANCE FUNDS:
AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $11.13
Accumulation unit value at end of period ............................                                       $11.54
No. of accumulation units outstanding at end of period ...............                                     103,808

AIM V.I. Growth and Income Fund
Accumulation unit value at beginning of period 5/1/2001..............                                        $8.61
Accumulation unit value at end of period ............................                                        $7.31
No. of accumulation units outstanding at end of period ...............                                      27,118

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.61
Accumulation unit value at end of period ............................                                        $9.03
No. of accumulation units outstanding at end of period ...............                                      45,727

AIM V.I. Value Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.20
Accumulation unit value at end of period ............................                                        $9.03
No. of accumulation units outstanding at end of period ...............                                       9,075

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                                       $13.88
Accumulation unit value at end of period ............................                                       $13.32
No. of accumulation units outstanding at end of period ...............                                      17,465

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                                       $12.84
Accumulation unit value at end of period ............................                                       $11.67
No. of accumulation units outstanding at end of period ...............                                      20,108

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                                        $7.07
Accumulation unit value at end of period ............................                                        $6.11
No. of accumulation units outstanding at end of period ...............                                       5,776

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period 5/1/2001..............                                        $9.81
Accumulation unit value at end of period ............................                                        $8.68
No. of accumulation units outstanding at end of period ...............                                      19,245

MFS High Income Series
Accumulation unit value at beginning of period 5/1/2001..............                                        $9.89
Accumulation unit value at end of period ............................                                        $9.61
No. of accumulation units outstanding at end of period ...............                                       9,378

MFS Research Series
Accumulation unit value at beginning of period 5/1/2001..............                                        $9.58
Accumulation unit value at end of period ............................                                        $8.10
No. of accumulation units outstanding at end of period ...............                                      29,114

MFS Total Return Series
Accumulation unit value at beginning of period 5/1/2001..............                                       $11.55
Accumulation unit value at end of period ............................                                       $11.31
No. of accumulation units outstanding at end of period ...............                                      77,600

MFS Capital Opportunities
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.38
Accumulation unit value at end of period ............................                                        $8.35
No. of accumulation units outstanding at end of period ...............                                       7,023

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                                       $11.91
Accumulation unit value at end of period ............................                                       $11.06
No. of accumulation units outstanding at end of period ...............                                      24,198

Mid Cap Value Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                                       $14.19
Accumulation unit value at end of period ............................                                       $13.60
No. of accumulation units outstanding at end of period ...............                                      10,214

Value Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                                       $12.88
Accumulation unit value at end of period ............................                                       $12.38
No. of accumulation units outstanding at end of period ...............                                      17,147

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.84
Accumulation unit value at end of period ............................                                       $11.14
No. of accumulation units outstanding at end of period ...............                                     112,999

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period 5/1/2001..............                                       $13.94
Accumulation unit value at end of period ............................                                       $12.11
No. of accumulation units outstanding at end of period ...............                                      10,396

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period 5/1/2001..............                                       $12.36
Accumulation unit value at end of period ............................                                       $13.22
No. of accumulation units outstanding at end of period ...............                                       7,167

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.23
Accumulation unit value at end of period ............................                                        $9.27
No. of accumulation units outstanding at end of period ...............                                      44,459

Money Market Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $11.19
Accumulation unit value at end of period ............................                                       $11.28
No. of accumulation units outstanding at end of period ...............                                     124,597

Nasdaq - 100 Index (R) Fund*
Accumulation unit value at beginning of period 5/1/2001..............                                        $5.29
Accumulation unit value at end of period ............................                                        $4.29
No. of accumulation units outstanding at end of period ...............                                       3,043

All-Cap Growth Fund*
Accumulation unit value at beginning of period 5/1/2001..............                                        $7.46
Accumulation unit value at end of period ............................                                        $6.58
No. of accumulation units outstanding at end of period ...............                                         677

T. ROWE PRICE EQUITY SERIES, INC.:

T. Rowe Price Equity Income Portfolio.
Accumulation unit value at beginning of period 5/1/2001..............                                       $11.83
Accumulation unit value at end of period ............................                                       $11.66
No. of accumulation units outstanding at end of period ...............                                      16,091

T. Rowe Price Mid-Cap Growth Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                                       $13.76
Accumulation unit value at end of period ............................                                       $13.59
No. of accumulation units outstanding at end of period ...............                                       2,955

T. Rowe Price Personal Strategy Balanced Portfolio
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.72
Accumulation unit value at end of period ............................                                       $10.45
No. of accumulation units outstanding at end of period ...............                                       5,730

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.39
Accumulation unit value at end of period ............................                                        $7.24
No. of accumulation units outstanding at end of period ...............                                       7,660

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.08
Accumulation unit value at end of period ............................                                        $9.69
No. of accumulation units outstanding at end of period ...............                                         921

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.05
Accumulation unit value at end of period ............................                                       $10.23
No. of accumulation units outstanding at end of period ...............                                      11,063

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period 5/1/2001..............                                       $10.25
Accumulation unit value at end of period ............................                                        $7.24
No. of accumulation units outstanding at end of period ...............                                       3,677





===============================================================================
                                   APPENDIX F
===============================================================================


                        GUARANTEED MINIMUM INCOME BENEFIT

         Below is an example of how the GMIB will work. The examples are purely hypothetical and are for illustrative purposes only. The example assumes the following:


            -  you are a male whose age last birthday is 55;

            -  you purchase a Contract with the GMIB rider;

            - you do not make any additional purchase payments nor any withdrawals;

            - you elect to receive income from the Contract 10 years later, at attained age 65; and

            - you elect a Life Annuity with 10 Year Certain, which is an eligible Income Plan under the GMIB rider.


         Assume your total purchase payments are $150,000, your Account Value is $200,000 and that your Highest Anniversary Value ("HAV") is $250,000.

Calculate the GMIB:

       1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

       2. Apply your HAV of $250,000 (because it is higher than total purchase payments and Account Value).

       3.  The GMIB = $1,355 [$5.42 x $250,000 / $1,000].

       Therefore, under this Income Plan, we guarantee that your monthly income payment will not be less than $1,355.00.

Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different Income Plans. In these cases, the GMIB will be different.


===============================================================================
                                   APPENDIX G
===============================================================================


                             ENHANCED DEATH BENEFIT

         Below are examples of how the Enhanced Death Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

            -  The Owner's age last birthday is 55;

            - The Owner purchases a Contract with the Enhanced Death Benefit rider;

            -  The Owner makes an initial purchase payment of $150,000; and

            - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

         Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

           1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

           2.  The sum of all purchase payments made is $150,000.

           3.  The HAV is $175,000.

           4. The basic Death Benefit is $200,000 [the greatest of (1), (2) and (3)].

Calculate the Enhanced Death Benefit:

           5.  The Benefit Rate for an issue age of 55 is 40.0%.

           6.  The Net Purchase Amount is $150,000.

           7.  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

           8. The Enhanced Death Benefit is $20,000 ([.40 x [$200,000 - $150,000] = $20,000, but not in excess of $150,000).

         We will pay the Owner's Beneficiary the basic Death Benefit of $200,000 and the Enhanced Death Benefit of $20,000, for a total payment of $220,000.


Example 2.

         Assume the Account Value is $500,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

           1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

           2.  The sum of all purchase payments made is $150,000.

           3.  The HAV is $300,000.

           4. The basic Death Benefit is $600,000 [the greatest of (1), (2) and (3)].

Calculate the Enhanced Death Benefit:

           5.  The Benefit Rate for an issue age of 55 is 40.0%.

           6.  The Net Purchase Amount is $150,000.

           7.  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

           8. The Enhanced Death Benefit is $150,000 ([.40 x [$600,000 - $150,000] = $180,000, but not in excess of $150,000).

         We will pay the Owner's Beneficiary the basic Death Benefit of $600,000 and the Enhanced Death Benefit of $150,000, for a total payment of $750,000.

Example 3.

         Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

           1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

           2.  The sum of all purchase payments made is $150,000.

           3.  The HAV is $175,000.

           4. The basic Death Benefit is $175,000 [the greatest of (1), (2) and (3)].

Calculate the Enhanced Death Benefit:

           5.  The Benefit Rate for an issue age of 55 is 40.0%.

           6.  The Net Purchase Amount is $150,000.

           7.  The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

           8.  The Enhanced Death Benefit is $0 ([.40 x [$100,000 - $150,000] =
               $0, but not in excess of $150,000).

We will pay the Owner's Beneficiary the basic Death Benefit of $175,000 and the Enhanced Death Benefit of $0, for a total payment of $175,000.

To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
300 Atlantic Street
Stamford, CT 06901


Please send a Statement of Additional Information to me at the following address:

- --------------------------------------------------------
Name

- --------------------------------------------------------
Address

- --------------------------------------------------------
City/State                                     Zip Code





Version III



                                Choice Prospectus

                          PROSPECTUS DATED MAY 1, 2002
                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT  06901

     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods (some Guarantee Periods may not be available if you purchased your Contract before May 1, 2002). You can also invest in our Variable Sub-Accounts. Through the Variable Sub-Accounts, you can invest in either the Foundation Series or the SectorSelector(SM) Series of Sub-Accounts. You may not invest in both the Foundation and SectorSelector(SM) Series of Sub-Accounts at the same time.

     The following Trusts are available through the Foundation Series:

        -     AIM Variable Insurance Funds (Series II shares)
        -     The Alger American Fund
        -     First American Insurance Portfolios, Inc. (Class IB shares)
        -     INVESCO Variable Investment Funds, Inc.
        -     MFS(R)Variable Insurance Trust(SM) (Initial Class)
        -     Oppenheimer Variable Account Funds
        -     Sage Life Investment Trust
        -     The Universal Institutional Funds, Inc.
        -     Van Kampen Life Investment Trust (Class II shares)

     The following Trusts are available through the SectorSelector(SM) Series:

     o    AIM Variable Insurance Funds (Series II shares)

     o    INVESCO Variable Investment Funds, Inc.

     o    MFS (R) Variable Insurance Trust (SM) (Service Class)

     o    Oppenheimer Variable Account Funds (Service shares)

     o    Rydex Variable Trust

     o    Sage Life Investment Trust

     o    The Universal Institutional Funds, Inc.

     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


==============================================================================
                                TABLE OF CONTENTS
==============================================================================


INDEX OF TERMS..............................................................

HIGHLIGHTS .................................................................

FEE TABLE...................................................................

1.     WHAT ARE THE CONTRACTS?..............................................
       Your Options.........................................................
       Transfers............................................................

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?..................................
       Your Choices.........................................................
       Income Payment Amounts...............................................
       Optional Guaranteed Minimum Income Benefit Riders....................

3.     HOW DO I PURCHASE A CONTRACT?........................................
       Initial Purchase Payment.............................................
       Issuance of a Contract...............................................
       Free Look Right to Cancel Your Contract..............................
       Making Additional Purchase Payments..................................
       When We May Cancel Your Contract.....................................

4.     WHAT ARE MY INVESTMENT OPTIONS?......................................
       Purchase Payment Allocations.........................................
       Variable Sub-Account Investment Options..............................
         Foundation Series Variable Sub-Account Investment Options SectorSelector(SM) Series Variable Sub-Account Investment Options
       Fixed Account Investment Options.....................................
       Optional Guaranteed Minimum Account Value Rider (GMAV)...............
       Transfers............................................................
       Transfer Programs....................................................
       Values Under Your Contract...........................................

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?..............................
       Surrender Charge.....................................................
       Annual Administration Charge.........................................
       Transfer Charge......................................................
       Asset-Based Charges..................................................
       Purchase Payment Tax Charge..........................................
       Optional Rider Charges...............................................
       Fund Annual Expenses.................................................
       Additional Information...............................................

6.     HOW WILL MY CONTRACT BE TAXED?.......................................
       Introduction.........................................................
       Taxation of Non-Qualified Contracts..................................
       Taxation of Qualified Contracts......................................
       Transfers, Assignments, or Exchanges of a Contract...................
       Possible Tax Law Changes.............................................

7.     HOW DO I ACCESS MY MONEY?............................................
       Withdrawals..........................................................
       Requesting Payments..................................................

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?...............................
       Yield................................................................
       Total Return.........................................................
       Performance/Comparisons..............................................

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?..............................
       Standard Death Benefit...............................................
       Owner's Death Before the Income Date.................................
       Owner's or Annuitant's Death After the Income Date...................
       Optional Rider Benefits..............................................
       Optional Accidental Death Benefit Rider (ADB)........................
       Optional Earnings Enhancement Death Benefit Rider (EEDB).............
       Optional Earnings Enhancement Life Insurance Rider (EELR)............
       Proof of Death.......................................................

10.    WHAT OTHER INFORMATION SHOULD I KNOW?................................
       Parties to the Contract..............................................
       Separate Accounts....................................................
       Modification.........................................................
       Distribution of the Contracts........................................
       Experts..............................................................
       Legal Proceedings....................................................
       Reports to Contract Owners...........................................
       Authority to Make Agreements.........................................
       Financial Statements.................................................

11.    HOW CAN I MAKE INQUIRIES? ............................................

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.....
       History and Business.................................................
       Selected Financial Data..............................................
       Management's Discussion and Analysis of Financial Condition and
           Results of Operations............................................
       Directors and Officers...............................................

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC.............FIN-1

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS...........................A-1

APPENDIX B - MARKET VALUE ADJUSTMENT....................................B-1

APPENDIX C - DOLLAR-COST AVERAGING PROGRAM..............................C-1

APPENDIX D - GUARANTEED MINIMUM INCOME BENEFITS.........................D-1

APPENDIX E - EARNINGS ENHANCEMENT DEATH BENEFIT AND EARNINGS ENHANCEMENT
             LIFE INSURANCE BENEFIT ....................................E-1

APPENDIX F - CONTRACTS ISSUED BEFORE MAY 1, 2002........................F-1

APPENDIX G - ACCUMULATION UNIT VALUES - FOUNDATION SERIES VARIABLE
             SUB-ACCOUNTS.............................................. G-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


==============================================================================
                                 INDEX OF TERMS
==============================================================================

     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

     ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

     ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

     CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     EXCESS WITHDRAWAL - An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

     EXPIRATION  DATE -- The  Expiration  Date is the  last  day in a  Guarantee
Period.

     FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     FREE WITHDRAWAL AMOUNT -- A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

     FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

     INCOME DATE -- The Income Date is the date you select for your income payments to begin.

     INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive income payments.

     INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

     OWNER -- The Owner is the person who owns a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or by electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

     SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge and Market Value Adjustment.

     VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

     "YOU" OR "YOUR" is the Owner of a Contract.

==============================================================================
                                   HIGHLIGHTS
==============================================================================

     The flexible payment deferred combination fixed and variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchase the Contract you may also choose to purchase any or all of the following optional riders: one of two different guaranteed minimum income benefit riders, a guaranteed minimum account value rider, an accidental death benefit rider, and an earnings enhancement death benefit rider or an earnings enhancement life insurance rider.

     The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a Surrender Charge of up to 7%. The Income Phase occurs when you begin receiving income payments from your Contract.

     You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

     You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract. If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we have deducted on or before the date we received the returned Contract. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charge we have deducted, or your purchase payment(s) less any withdrawals previously taken. If required by law to return the purchase payment less withdrawals, and if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account until the Free Look Period ends. See "How Do I Purchase a Contract?"

     The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

     If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center are shown on the cover page of this prospectus.

==============================================================================
                               FEE TABLE
==============================================================================

     The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)....None

Surrender   Charge(1)  (as  a  percentage  of  purchase  payments  withdrawn  or surrendered)

                APPLICABLE              APPLICABLE SURRENDER
               CONTRACT YEAR             CHARGE PERCENTAGE
               -------------             -----------------
                    1                           7%
                    2                           7%
                    3                           6%
                    4                           5%
                    5                           4%
                    6                           3%
                    7                           1%
             8 and thereafter                   0%

Maximum Transfer Charge(2)

     First 12 transfers in a Contract Year...............................$ 0
     After 12th transfer in a Contract Year..............................$25

Annual Administration Charge
     Contract Years 1-7(3)...............................................$40
     After Contract Year 7...............................................$ 0

     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES (deducted daily as percentage of the assets of the Variable Account)

Mortality and Expense Risk Charge and
Account Fees and Expenses (4).............................................1.40%


OPTIONAL BENEFIT ANNUAL EXPENSES (deducted monthly as percentage of your Variable and Fixed Account Values)

        Guaranteed Minimum Income Benefit Rider Charge.....................0.20%
        Enhanced Guaranteed Minimum Income Benefit Rider Charge............0.35%
        Guaranteed Minimum Account Value Rider Charge (5)..................0.55%
        Accidental Death Benefit Rider Charge..............................0.05%
        Earnings Enhancement Death Benefit Rider Charge....................0.25%

(1) You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i)the excess of 10% of your total purchase payments over all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments received, less prior withdrawals taken subject to surrender charges). Any amount in (i) not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred in that Contract Year).

     Because the Free Withdrawal Amount is not considered a liquidation of purchase payments, if you surrender your Contract during the same Contract Year you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount. See "What are the Expenses Under A Contract?"

(2)  Currently, we do not assess a transfer charge.

(3) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(4) Throughout this Prospectus and in your Contract this charge is referred to as "Asset-Based Charges."

(5) The maximum charge for this rider is shown above. We will determine the charge for this rider each time we declare guaranteed interest rates for the Fixed Account. The charge will be determined by the level of interest rates and our expected costs in providing this rider. Generally, an increase in interest rates will result in a reduction of the Guaranteed Minimum Account Value Rider Charge. Conversely, a decrease in interest rates will generally result in an increase in the Guaranteed Minimum Account Value Rider Charge. The Guaranteed Minimum Account Value Rider Charge for your Capital Protection Fixed Sub-Account will remain the same for the Guarantee Period of the Capital Protection Fixed Sub-Account you select.

(6)  Earnings  Enhancement  Life  Insurance  Rider:  We assess a charge  for the
     Earnings Enhancement Life Insurance Rider which is equal, on an annual basis, to 0.25% of your Variable and Fixed Account Values. Currently, we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract.

FUND CHARGES

     The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2001 or estimated for the year ending December 31, 2002 (as applicable) are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue. The annual expenses of the Funds in the tables below and the Examples which follow them are based on data provided by the respective underlying Trusts. We have not independently verified such data.




                                                                                            TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)     MAXIMUM 12b-1 FEES)
- ----                         --------------  ------  --------------  --------------     -----------------

                                           FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
  AIM V.I. Government
    Securities Fund..........     0.50%      0.25%      0.58%            1.33%             1.33%
  AIM V.I. Core Equity Fund (1)   0.61       0.25       0.21             1.07              1.07
  AIM V.I. International Growth
    Fund (1).................     0.73       0.25       0.32             1.30              1.30
  AIM V.I. Premier Equity Fund(1) 0.60       0.25       0.25             1.10              1.10
THE ALGER AMERICAN FUND:
  Alger American MidCap
    Growth Portfolio.........     0.80       N/A        0.08             0.88              0.88
  Alger American Income &
    Growth Portfolio.........     0.625      N/A        0.095            0.72              0.72
  Alger American Small
    Capitalization Portfolio.     0.85       N/A        0.07             0.92              0.92
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
  International
    Portfolio                     0.37(2)    0.25       0.98             1.60(3)           2.33
   Small Cap Growth
    Portfolio                     0.00(2)    0.25       0.98             1.23(3)           3.77
   Technology Portfolio           0.00(2)    0.25       0.98             1.23(3)           2.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.: (4)
  INVESCO VIF - Growth Fund..     0.85       N/A        0.67(5)          1.52(5)           2.32
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07              1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06              1.06
  INVESCO VIF-Technology Fund     0.75       N/A        0.32             1.07              1.07
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class):
  MFS Investors Trust Series.     0.75       N/A        0.15             0.90(6)           0.90
  MFS High Income Series.....     0.75       N/A        0.16(7)          0.91(6)           1.01
  MFS Research Series........     0.75       N/A        0.15             0.90(6)           0.90
  MFS Total Return Series....     0.75       N/A        0.14             0.89(6)           0.89
  MFS Capital Opportunities
    Series...................     0.75       N/A        0.16(7)          0.91(6)           0.96
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Global Value Equity Portfolio   0.67       N/A        0.48             1.15              1.28(8)
  Mid Cap Value Portfolio.....    0.70       N/A        0.35             1.05              1.10(8)
  Value Portfolio.............    0.47       N/A        0.38             0.85              0.93(8)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
  Oppenheimer Bond Fund/VA....    0.72       N/A        0.05             0.77              0.77
  Oppenheimer Capital
    Appreciation Fund/VA......    0.64       N/A        0.04             0.68              0.68
  Oppenheimer Main Street Small Cap
    Fund/VA..................     0.75       N/A        0.30             1.05              1.05
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund*.(9)  0.38        0 (10)    0.17             0.55              1.51
  Money Market Fund(9)........    0.48        N/A       0.17             0.65              1.30
  Nasdaq-100 Index(R) Fund** (9)  0.80        0 (10)    0.05             0.85              1.66
  All-Cap Growth Fund (9).....    0.99        0 (10)    0.11             1.10              2.03
VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
  LIT Growth and Income Portfolio 0.60       0.25       0.15             1.00              1.00
  LIT Emerging Growth Portfolio   0.70       0.25       0.06             1.01              1.01



(1) Effective May 1, 2002 the following Fund names will change: AIM V.I. Growth and Income Fund becomes AIM V.I. Core Equity Fund, AIM V.I. International Equity Fund becomes AIM V.I. International Growth Fund, and AIM V.I. Value Fund becomes AIM V.I. Premier Equity Fund.

(2) Management fees before waivers are 1.10%, 0.70% and 0.70% respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. Other Expenses for the year ended December 31, 2001, before reimbursement, for the Small Cap Growth Portfolio and the Technology Portfolio were 2.82% and 1.79%, respectively.

(3) Certain service providers have contractually agreed to waive management fees or otherwise pay other expenses until December 31, 2002, so that the total operating expenses do not exceed 1.60%, 1.23% and 1.23%, respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2002.

(4) The Fund's actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement.

(5) Certain expenses of the Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's other expenses and total annual expenses for the year ended December 31, 2001 would have been 1.47% and 2.32%, respectively of the Fund's average net assets.

(6) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal 0.89% for the Investors Trust Series; 0.90% for the High Income Series; 0.89% for the Research Series; 0.88% for the Total Return Series and 0.90% for the Capital Opportunities Series.

(7) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: High Income Series - 0.15% and Capital Opportunities Series - 0.15%. These contractual fee arrangements will continue until May 1, 2003 with the consent of the board of trustees which oversees the series. Without this reimbursement the "Other Expenses" would be 0.26% for the High Income Series and 0.21% for the Capital Opportunities Series.

(8) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.48%, and 1.28% with respect to the Global Value Equity Portfolio; 0.75%, 0.35% and 1.10% with respect to the Mid Cap Value Portfolio; and 0.55%, 0.38% and 0.93% with respect to the Value Portfolio.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver of reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; 0.65%, 0%, 0.65% and 1.30% with respect to the Money
     Market Fund; 0.85%, 0.25%, 0.56% and 1.66% with respect to the Nasdaq-100 Index(R) Fund and 1.10%, 0.25%, 0.68% and 2.03% with respect to the All-Cap Growth Fund.

(10) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.


* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES



                                                                                            TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)     MAXIMUM 12b-1 FEES)
- ----                         --------------  ------  --------------  --------------     -----------------

                                               SECTORSELECTOR (SM) SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
  AIM V.I. International Growth
   Fund (1)..................     0.73       0.25       0.32             1.30                1.30
  AIM V.I. Global Utilities
    Fund.....................     0.65       0.25       0.42             1.32                1.32
  AIM V.I. New Technology Fund..  0.81       0.15(2)    0.49             1.45 (2)            1.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.(3):
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07                1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06                1.06
  INVESCO VIF- Technology Fund    0.75       N/A        0.32             1.07                1.07
  INVESCO VIF-Telecommunications
    Fund ...................      0.75      N/A         0.34             1.09                1.09
MFS(R) VARIABLE INSURANCE TRUST SM) (Service Class):
  MFS High Income Series.....     0.75       0.25       0.16(5)          1.16(4)             1.26
  MFS Utilities Series.......     0.75       0.25       0.18             1.18(4)             1.18
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Van Kampen UIF Active International
   Allocation Portfolio .......   0.27(6)    N/A        0.88(6)          1.15                1.68(6)
  Van Kampen UIF U.S. Real
   Estate Portfolio...........    0.75(6)    N/A        0.35(6)          1.10                1.15(6)
OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Shares):
  Oppenheimer Bond Fund/VA....    0.72       0.25       0.05             1.02                1.02
  Oppenheimer Global Securities
    Fund/VA ------------------    0.64       0.25(7)    0.06             0.95(7)             0.95
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund* (9)..0.38        0(8)      0.17             0.55                1.51
  Money Market Fund (9) ......    0.48        N/A       0.17             0.65                1.30
RYDEX VARIABLE TRUST:
  Rydex VT Technology Fund.....   0.85%       N/A       1.49             2.34                2.34
  Rydex VT Financial Services
   Fund ........................  0.85%       N/A       1.34             2.19                2.19
  Rydex VT Health Care Fund       0.85        N/A       1.38             2.23                2.23
  Rydex VT Leisure Fund           0.85        N/A       1.13             1.98                1.98
  Rydex VT Consumer Products Fund 0.85        N/A       1.22             2.07                2.07
  Rydex VT Retailing Fund         0.85        N/A       1.39             2.24                2.24
  Rydex VT Energy Fund            0.85        N/A       1.20             2.05                2.05
  Rydex VT Energy Services Fund   0.85        N/A       1.21             2.06                2.06
  Rydex VT Transportation Fund    0.85        N/A       1.31             2.16                2.16
  Rydex VT Basic Materials Fund   0.85        N/A       1.10             1.95                1.95
  Rydex VT Precious Metals Fund   0.75        N/A       1.43             2.18                2.18
  Rydex VT Telecommunications
   Fund ........................  0.85        N/A       1.40             2.25                2.25




(1) Effective May 1, 2002 the name of the AIM V.I. International Equity Fund will change to AIM V.I. International Growth Fund.

(2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Total Annual Expenses to 1.45%. Prior to reimbursement, the Rule 12b-1 fee would have been .25%.

(3) The Fund's actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangements.

(4) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses (after fee waivers and reimbursements, as applicable)" would be lower, and would be estimated to be: 1.15% for High Income Series and 1.17% for Utilities Series.

(5) MFS has contractually agreed, subject to reimbursement, to bear the High Income series' expenses such that "Other Expenses (after reimbursements, as applicable) do not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. If this agreement had not been in place, "Other Expenses" for the High Income Series would have been 0.26%.

(6) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.88% and 1.68% with respect to the Active International Allocation Portfolio and 0.80%, 0.35%, and 1.15% with respect to the U.S. Real Estate Portfolio.

(7) Effective May 1, 2002 the distribution and/or service fees were changed from 0.15% to 0.25%. For the year ended December 31, 2001, the "Rule 12b-1 Fees" and "Total Annual Expenses" were 0.15% and 0.85% respectively.

(8) A Rule 12b-1 Plan (the "Plan") has been adopted by the S&P500 Equity Index Fund pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; and 0.65%, 0%, 0.65% and 1.30% with respect to the Money Market Fund.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


EXAMPLES

     The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and expense reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the assumed average Account Value is $30,000, and that you have invested all your money in the Variable Account.

     You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year; however, we currently do not assess the Transfer Charge. See "Transfer Charge."

     The assumed 5% annual rate of return is hypothetical. You should not consider it to be representative of past or future annual returns; both may be greater or less than this assumed rate.

     The examples shown reflect 12b-1 fees where such fees are currently imposed. To the extent that a fund has adopted a Rule 12b-1 plan but no 12b-1 payments were made in the year 2001 and none are anticipated to be made in 2002, the expense examples do not reflect such fees. If such fees were imposed the expense numbers would be higher than those currently shown below.

     The examples reflect the charges for the following optional riders (which is the most expensive way to purchase the Contract): Enhanced Guaranteed Minimum Income Benefit Rider, the maximum charge for the Guaranteed Minimum Account Value Rider, Accidental Death Benefit Rider, and Earnings Enhancement Death Benefit Rider. Your expenses would be less than the expenses in the examples if you purchase none or fewer than all of the optional riders.

     You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.





                                                          1. IF YOU SURRENDER YOUR CONTRACT    2. IF YOU DO NOT SURRENDER YOUR
                                                                 AT THE END OF EACH             CONTRACT  OR YOU ANNUITIZE YOUR
                                                                   TIME PERIOD                   CONTRACT AT THE END OF EACH
FUND                                                                                                   TIME PERIOD
- ----                                                     ---------------------------------  --------------------------------------

FOUNDATION SERIES
                                                          1 Year   3 Year     5 Year    10 Year    1 Year   3 Year   5 Year  10 Year
                                                          -------  ------     ------    -------    ------   ------   ------  -------
AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund                         112      187        254        432       42       127       214      432
AIM V.I. Core Equity Fund                                   109      179        241        409       39       119       201      409
AIM V.I. International Growth Fund                          112      186        252        429       42       126       212      429
AIM V.I. Premier Equity Fund                                110      180        243        412       40       120       203      412
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                      107      174        232        392       37       114       192      392
Alger American Income & Growth Portfolio                    106      169        224        377       36       109       184      377
Alger American Small Capitalization Portfolio               108      175        234        396       38       115       194      396
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
International Portfolio                                     115      195        266        455       45       135       226      455
Small Cap Growth Portfolio                                  111      184        249        423       41       124       209      423
Technology Portfolio                                        111      184        249        423       41       124       209      423
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                                   114      193        263        448       44       133       223      448
INVESCO VIF - Financial Services Fund                       109      179        241        409       39       119       201      409
INVESCO VIF - Health Sciences Fund                          109      179        241        408       39       119       201      408
INVESCO VIF - Technology Fund                               109      179        241        409       39       119       201      409
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class):
MFS Investors Trust Series                                  108      174        233        394       38       114       193      394
MFS High Income Series                                      108      175        233        395       38       115       193      395
MFS Research Series                                         108      174        233        394       38       114       193      394
MFS Total Return Series                                     108      174        232        393       38       114       192      393
MFS Capital Opportunities Series                            108      175        233        395       38       115       193      395
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                    106      170        227        382       36       110       187      382
Oppenheimer Capital Appreciation Fund/VA                    105      168        222        374       35       108       182      374
Oppenheimer Main Street Small Cap Fund/VA                   109      179        240        407       39       119       200      407
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                   104      164        216        362       34       104       176      362
Money Market Fund                                           105      167        221        371       35       107       181      371
Nasdaq-100 Index(R)Fund                                     107      173        230        389       37       113       190      389
All-Cap Growth Fund                                         110      180        243        412       40       120       203      412
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                               110      182        245        416       40       122       205      416
Mid Cap Value Portfolio                                     109      179        240        407       39       119       200      407
Value Portfolio                                             107      173        230        389       37       113       190      389
VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
LIT Growth and Income Portfolio                             109      177        238        403       39       117       198      403
LIT Emerging Growth Portfolio                               109      178        238        404       39       118       198      404

THERE IS AN ACCUMULATION UNIT VALUE HISTORY (CONDENSED FINANCIAL INFORMATION) CONTAINED IN APPENDIX G PERTAINING TO FOUNDATION SERIES SUB-ACCOUNTS.


SECTORSELECTOR (SM) SERIES


                                                          1 Year   3 Year     5 Year    10 Year   1 Year   3 Year   5 Year  10 Year
                                                          ------   ------     ------    -------   ------   ------   ------  -------
AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Global Utilities Fund                              112      187        253        431       42       127       213      431
AIM V.I. International Growth Fund                          112      186        252        429       42       126       212      429
AIM V.I. New Technology Fund                                113      191        259        442       43       131       219      442
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Financial Services Fund                       109      179        241        409       39       119       201      409
INVESCO VIF - Health Sciences Fund                          109      179        241        408       39       119       201      408
INVESCO VIF - Technology Fund                               109      179        241        409       39       119       201      409
INVESCO VIF - Telecommunications Fund                       110      180        242        411       40       120       202      411
MFS(R) VARIABLE INSURANCE TRUST (Service Class):
MFS High Income Series                                      110      182        245        417       40       122       205      417
MFS Utilities Series                                        111      183        246        419       41       123       206      419
OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Shares):
Oppenheimer Bond Fund/VA                                    109      178        239        404       39       118       199      404
Oppenheimer Global Securities Fund/VA                       108      176        235        398       38       116       195      398
RYDEX VARIABLE TRUST:
Rydex VT Technology Fund                                    122      217        301        515       52       157       261      515
Rydex VT Financial Services Fund                            121      212        294        503       51       152       254      503
Rydex VT Health Care Fund                                   121      214        296        506       51       154       256      506
Rydex VT Leisure Fund                                       119      206        284        486       49       146       244      486
Rydex VT Consumer Products Fund                             120      209        288        493       50       149       248      493
Rydex VT Retailing Fund                                     121      214        296        507       51       154       256      507
Rydex VT Energy Fund                                        119      208        287        492       49       148       247      492
Rydex VT Energy Services Fund                               120      209        288        493       50       149       248      493
Rydex VT Transportation Fund                                121      212        292        500       51       152       252      500
Rydex VT Basic Materials Fund                               118      205        283        484       48       145       243      484
Rydex VT Precious Metals Fund                               121      212        293        502       51       152       253      502
Rydex VT Telecommunications Fund                            121      214        297        508       51       154       257      508
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                   104      164        216        362       34       104       176      362
Money Market Fund                                           105      167        221        371       35       107       181      371
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Van Kampen UIF Active International Allocation Portfolio    110      182        245        416       40       122       205      416
Van Kampen UIF U.S. Real Estate Portfolio                   110      180        243        412       40       120       203      412


==============================================================================
1.  WHAT ARE THE CONTRACTS?
==============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

     Under the terms of the Contract, we promise to pay you income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before you purchase since the tax- qualified retirement plan itself provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract.

     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." See "Variable Sub-Account Investment Options." We offer two series of Variable Sub-Account Investment Options. One series is called Foundation. The other series is called SectorSelector(SM). All Contracts issued before May 1, 2002 invest in the Foundation Series. You may only invest in one of these two series of Variable Sub-Accounts under your Contract, but not both. In addition, once selected you may not make transfers from one series to the other series. Both series may not be available through all distributors.

     We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Options." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." For Contracts issued on or after May 1, 2002, we currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. See Appendix F for Contracts purchased before May 1, 2002. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment." The Fixed Account and/or certain Guarantee Periods may not be available in your state.

     We also offer you five optional riders for an additional charge - the Guaranteed Minimum Income Benefit Rider ("GMIB"), the Enhanced Guaranteed Minimum Income Benefit Rider ("Enhanced GMIB"), the Guaranteed Minimum Account Value Rider ("GMAV"), the Accidental Death Benefit Rider ("ADB"), and the Earnings Enhancement Death Benefit Rider ("EEDB"). In addition, as an alternative to the EEDB, you can select the Earnings Enhancement Life Insurance Rider ("EELR"). We do not currently deduct the charge for the EELR Rider from your Contract. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?", "What Are My Investment Options?," and "Does the Contract Have A Death Benefit?"

TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

     -    From one Variable Sub-Account to another Variable Sub- Account;

     -    From a Fixed Sub-Account to a Variable Sub-Account; or

     -    From a Variable Sub-Account to a Fixed Sub-Account.

     If you are investing in the SectorSelector(SM) Series, currently you may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the Money Market Sub-Account.

==============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
==============================================================================

YOUR CHOICES

     You have several choices to make concerning your income payments. First, you choose the Income Date when you want income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. If you do not select an Income Date, the Income Date will be the first day of the first calendar month following the Annuitant's 95th birthday. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

     The available income plans are (the descriptions of the plans assume you are the Annuitant):

- INCOME PLAN 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, then we will only make one payment.

- INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period. If you die during the period certain elected, the Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

- INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If both you and the second person die after the first payment and before the second payment, then we will make only one payment.

- INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select (which may be from 5 to 30 years). However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period. The Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

- INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any single premium annuity we offer on the Income Date for which you and the Annuitant are eligible.

     There may be adverse tax consequences if you make a partial withdrawal during the Income Phase.

     See Appendix F for Contracts issued before May 1, 2002.

INCOME PAYMENT AMOUNTS

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and period certain (if any), and if applicable upon the age and sex of a second person you designate. The rates we apply will never be lower than the Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%. If you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Account Value on that date in one sum.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     The GMIB riders are optional riders that ensure, if you satisfy a rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. We offer two such riders. You may choose either the GMIB or the Enhanced GMIB; you may not choose both under the same Contract. Each rider is described in the following paragraphs.

     Guaranteed Minimum Income Benefit Rider ("GMIB"). Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular income plan and frequency of payment, we determine the GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule to the greater of: (a) the Highest Anniversary Value (described below), or (b) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces Account Value.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. On the Income Date, we will calculate an anniversary value for each Contract Anniversary on or before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB Rider. An anniversary value for a Contract Anniversary equals:

     -    the Account Value on that Contract Anniversary;

     - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

     - reduced by the proportion that any withdrawal taken since that Contract Anniversary (including applicable surrender charges and Market Value Adjustments) reduces Account Value.

     Enhanced GMIB. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the Enhanced GMIB. For a particular Income Plan and frequency of payment, we determine the Enhanced GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Contract Schedule to the greatest of (a) the Roll-Up Benefit Value,
(b) the Highest Anniversary Value, or (c) 100% of the sum of all purchase payments made under the Contract reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces the Account Value.

     We then compare the Enhanced GMIB to what we would pay you if you had not elected the Enhanced GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value for the Enhanced GMIB Rider is determined in the same manner as it is for the GMIB Rider. The Roll-Up Benefit Value is calculated as follows.

     - On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment.

     - Thereafter, we calculate a new Roll-Up Benefit Value for each Valuation Period by:

          (1) adding interest at the effective annual interest rate of 5% to the immediately preceding Roll-Up Benefit Value, but not after the Owner attains age 80,

          (2) adding the dollar amount of any additional purchase payments paid during the Valuation Period, and

          (3) making a reduction for any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken during the Valuation Period. The reduction will be made on a dollar-for-dollar basis (i.e. each dollar withdrawal results in a corresponding dollar reduction in the Roll-Up Benefit Value) as long as the sum of your withdrawals in a Contract Year is 5% or less of the Roll-Up Benefit Value on the most recent Contract Anniversary. Once you take a withdrawal that causes the sum of your withdrawals in that Contract Year to exceed 5% of the Roll-Up Benefit Value on the most recent Contract Anniversary, the reduction for the amount in excess of 5% will be made in proportion to the reduction in the Account Value that results from the withdrawal amount in excess of 5%.

     If you purchased your Contract before May 1, 2002, see Appendix F regarding the calculation of the Roll-Up Benefit Value.


     -    We show examples of how both GMIB riders work in Appendix D.

     FURTHER INFORMATION ABOUT THE GMIB RIDERS. The remaining information in this Section applies to both GMIB riders except as indicated.

     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue a GMIB rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The following conditions apply:

     - The surviving spouse must elect to continue the Contract instead of electing to receive distribution of the death benefits.

     - For purposes of determining the "Effective Date" provision in the rider, the Effective Date is the Valuation Date the new Owner elects to continue the rider (when the election is received at our Customer Service Center).

     - For purposes of determining the Highest Anniversary Value and the sum of all purchase payments made under the Contract for the GMIB calculation, we initially set both these values to equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider.

     - The calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

     - As to the Enhanced GMIB Rider only, for purposes of determining the Roll-Up Benefit Value we initially set it equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

     All of the other terms and conditions of the riders will continue as before the new Owner elected to continue the rider.

     WHEN MAY YOU ELECT INCOME PAYMENTS UNDER THE GMIB RIDERS? You may take income payments using the GMIB Rider on any Contract Anniversary, or the thirty-day period that follows a Contract Anniversary, only after (a) the Annuitant has attained age 60, and (b) the Contract has been in effect (i) for seven years for the GMIB Rider, and (ii) for ten years for the Enhanced GMIB Rider.

     If you have elected a GMIB rider but you do not meet the conditions shown above as of the Income Date, then all income payments going forward will be calculated without regard to the GMIB rider.

     INCOME PLANS AVAILABLE WITH THE GMIB RIDERS. You may elect to use the GMIB riders with the following Income Plans in your Contract:

     -    Income Plan 1. Fixed Life Annuity;

     -    Income Plan 2. Fixed Life Annuity with 10 Years Certain; and

     -    Income Plan 3. Fixed Joint and Last Survivor Annuity.

     You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB riders.

     TERMINATION OF THE GMIB RIDERS. The GMIB Riders will terminate on the date of the first of the following events:

     o    the Contract is surrendered;

     o the death of the Owner if the Contract or the GMIB Rider is not continued under the Contract Continuation Option;

     o the death of the surviving spouse if the Contract or the GMIB Rider is continued under the Contract Continuation Option; and

     o on or after the Income Date, if an Income Plan not eligible under this benefit is elected or income payments cease for any reason.

     You may terminate the GMIB Riders if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined and limited in the Waiver of Surrender Charge Rider. If you choose to terminate the GMIB Rider, you must send a written request to our Customer Service Center. If you purchased your Contract before May 1, 2002, see Appendix F regarding the termination of the GMIB Riders.

        OTHER GMIB TERMS AND CONDITIONS

     -    A GMIB must be purchased at time of application;

     - The Annuitant must be age 80 or younger at the time your Contract is issued;

     -    A  GMIB  may  be   terminated   by  the  Owner  only   under   limited
          circumstances. Charges for a GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

     - If there are multiple Owners, we will use the age of the oldest Owner to determine any benefits.

     - If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as the Owner to determine any benefits and will use the Annuitant's age in determining such benefits.

     IMPORTANT CONSIDERATIONS REGARDING THE GMIB RIDERS. While a GMIB rider does provide a guaranteed minimum amount of income, a GMIB RIDER MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB riders completely and analyze them thoroughly before you purchase a GMIB rider.

     - A GMIB rider does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

     - Once purchased, the GMIB may be terminated by the Owner only under limited circumstances. See "Termination of the GMIB Riders" above. Before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under a GMIB rider using the applicable Monthly Income Rate per $1,000, the GMIB rider charges will still be assessed.

     - The GMIB rider in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

     -    The GMIB riders may not be approved in all states.

==============================================================================
3.  HOW DO I PURCHASE A CONTRACT?
==============================================================================

INITIAL PURCHASE PAYMENT

     You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 90 years old on the Contract Date. We require a different minimum initial purchase payment depending on whether you are purchasing a Non-Qualified ($5,000) or Qualified ($2,000) Contract.

ISSUANCE OF A CONTRACT

     Once we receive your initial purchase payment and your completed application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you or your registered representative to get the necessary information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. In some cases we can issue a Contract without receiving a signed application. In those cases, we will send an "Application/Confirmation" form with the issued Contract, and ask you to sign and return it to us to verify the terms of the Contract. Your Contract Date will be the date we issue your Contract at our Customer Service Center. We reserve the right to reject any application and/or purchase payment.

FREE LOOK RIGHT TO CANCEL YOUR CONTRACT

     During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we may have deducted on or before the date we receive your returned Contract at our Customer Service Center. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charges we have deducted, or your purchase payments less any withdrawals previously taken. Where required by law to refund the purchase payments (less withdrawals), we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options?"

MAKING ADDITIONAL PURCHASE PAYMENTS

     At any time before the Income Date, you may make additional purchase payments of $250 or more. A lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center. You may make additional purchase payments for as little as $100 under EFT (Electronic Funds Transfer).

     We will accept additional purchase payments as shown below:

======================       =================================================
CONTRACT TYPE                       RESTRICTIONS ON ACCEPTANCE OF
                                    ADDITIONAL PURCHASE PAYMENTS
- ----------------------     -------------------------------------------------

Non-Qualified                Accepted until the earlier of the year in which
Contract                     you or the Annuitant attains age 90.
- ----------------------     -------------------------------------------------
Qualified                    Accepted until the year in which you attain age
Contract                     90, except for annual contributions to a
                             traditional IRA which are accepted until the year
                             in which you attain age 70 1/2.
======================       =================================================

     We reserve the right to reject any additional purchase payments.

     You must obtain our prior approval before you make a purchase payment that causes the cumulative purchase payments for all annuities that you maintain with us to exceed $1,000,000. In such cases, we reserve the right to apply certain limitations and/or restrictions on the Contract as conditions to our acceptance, including limiting the Free Withdrawal Amount or the Death Benefit under the Contract and restricting Sub-Accounts that will be available to you. Other limitations and/or restrictions may apply.

     We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we received it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record.

     However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     We may require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if we are required by law to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purposes under the Contract.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

     Through the Variable Sub-Accounts, you can invest in specific Funds. You may invest in either the Foundation Series of Funds or the SectorSelector(SM) Series of Funds. You must choose one series of Funds or the other; you may not invest in both series under the same Contract. In addition, once selected you may not make transfers from one series to the other series. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.

     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust or Fund. You should read the Trusts' or Fund's prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust or Fund prospectuses with your Contract.



                                                           FOUNDATION SERIES

        AIM VARIABLE INSURANCE FUNDS (Series II Shares)

        AIM V.I. Government Securities Fund
        AIM V.I. Core Equity Fund (formerly AIM V.I. Growth and Income Fund)
        AIM V.I. International Growth Fund (formerly AIM V.I. International Equity Fund)
        AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)

          Adviser: A I M Advisors, Inc.

        THE ALGER AMERICAN FUND

        Alger American Mid-Cap Growth Portfolio
        Alger American Income & Growth Portfolio
        Alger American Small Capitalization Portfolio

          Adviser: Fred Alger Management, Inc.

        FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

        Small Cap Growth Portfolio
        Technology Portfolio
        International Portfolio


          Adviser: U.S. Bancorp Asset Management, Inc. Clay Finlay Inc. is the sub-adviser for the International Portfolio.


        INVESCO VARIABLE INVESTMENT FUNDS, INC.

        INVESCO VIF - Financial Services Fund
        INVESCO VIF - Growth Fund (formerly INVESCO VIF-Blue Chip Growth Fund)
        INVESCO VIF - Health Sciences Fund INVESCO VIF - Technology Fund


          Adviser: INVESCO Funds Group, Inc.

        MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

        MFS Investors Trust Series
        MFS High Income Series
        MFS Research Series
        MFS Total Return Series
        MFS Capital Opportunities Series


          Adviser: MFS Investment Management(R)


        OPPENHEIMER VARIABLE ACCOUNT FUNDS

        Oppenheimer Bond Fund/VA
        Oppenheimer Capital Appreciation Fund/VA
        Oppenheimer Main Street Small Cap Fund/VA

          Adviser: OppenheimerFunds, Inc.

        SAGE LIFE INVESTMENT TRUST

        S&P 500 Equity Index Fund
        Money Market Fund
        Nasdaq - 100 Index(R) Fund
        All-Cap Growth Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning
          Asset Management Company subadvises the Money Market Fund. Eagle Asset
          Management, Inc. subadvises the All-Cap Growth Fund.

        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

        Global Value Equity  Portfolio
        Mid Cap Value Portfolio
        Value Portfolio

          Adviser: Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen.


       VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

       LIT Growth and Income Portfolio
       LIT Emerging Growth Portfolio


          Adviser:  Van Kampen  Asset  Management  Inc.,  an affiliate of Morgan
          Stanley Investment Management Inc., is the investment adviser for the portfolios of Van Kampen Life Investment Trust.



                            SECTORSELECTOR(SM) SERIES

     If you are investing in SectorSelector(SM) Series, you currently may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the Money Market Sub-Account.

AIM VARIABLE INSURANCE FUNDS (Series II Shares):

        AIM V.I. Global Utilities Fund
        AIM V.I. International Growth Fund
        AIM V.I. New Technology Fund

          Adviser: A I M Advisors, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

       INVESCO VIF Financial Services Fund
       INVESCO VIF Health Sciences Fund
       INVESCO VIF Technology Fund
       INVESCO VIF Telecommunications Fund

          Adviser: INVESCO Funds Group, Inc.

MFS (R) VARIABLE INSURANCE TRUST (Service Class):

       MFS High Income Series
       MFS Utilities Series

          Adviser: MFS Investment Management(R)

OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Class):

       Oppenheimer Bond Fund/VA
       Oppenheimer Global Securities Fund/VA

          Adviser: OppenheimerFunds, Inc.


RYDEX VARIABLE TRUST:

       Rydex VT Technology Fund
       Rydex VT Financial Services Fund
       Rydex VT Health Care Fund
       Rydex VT Leisure Fund
       Rydex VT Consumer Products Fund
       Rydex VT Retailing Fund
       Rydex VT Energy Fund
       Rydex VT Energy Services Fund
       Rydex VT Transportation Fund
       Rydex VT Basic Materials Fund
       Rydex VT Precious Metals Fund
       Rydex VT Telecommunications Fund

          Adviser: Rydex Global Advisors


SAGE LIFE INVESTMENT TRUST:
      S&P 500 Equity Index Fund
      Money Market Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors sub-advises the S&P 500 Equity Index Fund. Conning Asset Management Company sub-advises the Money Market Fund.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

      Van Kampen UIF Active International Allocation Portfolio
      Van Kampen UIF U.S. Real Estate Portfolio

          Adviser: Morgan Stanley Asset Management, Inc., which does business in certain instances using the name Van Kampen.


     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors.


FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub- Account, we apply the Guaranteed Interest Rate then in effect. We may establish "DCA Fixed Sub-Accounts" for our Dollar-Cost Averaging Program.

     HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, AT THE TIME WE DECLARE GUARANTEED INTEREST RATES, OUR GUARANTEED INTEREST RATES WILL NEVER BE LESS THAN 2.25% LESS THAN THE BENCHMARK RATE PER YEAR, BUT NEVER LESS THAN OR EQUAL TO 0%. (IF YOU PURCHASED YOUR CONTRACT BEFORE MAY 1, 2002, OR RESIDE IN CERTAIN STATES, SEE APPENDIX F REGARDING THE GUARANTEED MINIMUM INTEREST RATE). YOUR GUARANTEED INTEREST RATES MAY DIFFER FROM THE DESCRIPTIONS ABOVE BECAUSE OF THE REQUIREMENTS OF THE STATE WHERE WE ISSUED YOUR CONTRACT. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

     BENCHMARK RATE. The Benchmark Rate is based on the United States Treasury STRIPS yields provided to us by an independent pricing service of our choice as of the date we declare interest rates. "STRIPS" is an acronym for Separate
Trading of Registered Interest and Principal of Securities and are the most common type of Zero Coupon Bond offered by the United States Treasury. The applicable term (length of time from issuance to maturity) of the STRIPS is the same as the duration of the Guarantee Period. If no STRIPS are available for such term, strips of the next shortest term are used. If the United States Treasury discontinues offering any of the applicable certificates of indebtedness upon which STRIPS are based, or if there is any disruption in the market for STRIPS that would have an impact on our ability to obtain market valuations for such instruments, we will substitute a comparable Benchmark Rate.

     GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. If you purchased your Contract before May 1, 2002, or reside in certain states, certain Guarantee Periods are not available. See Appendix F. We may offer different Guarantee Periods and may discontinue offering certain Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

     - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

     - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires (but not beyond your Income
          Date).

     - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

     - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

     - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

     Ordinarily:

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

     We will apply a Market Value Adjustment as follows:

     - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

     - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

     - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account or amount surrendered. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                                N/365
                             [(1+I)/(1+J+.0025)]       - 1

        Where:

          I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

          J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

          N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     The Fixed Account may not be available in your state. Contact our Customer Service Center for availability.

     Examples of how the Market Value Adjustment works are shown in Appendix B.

     GUARANTEED MINIMUM ACCOUNT VALUE RIDER (GMAV Rider) The GMAV Rider guarantees that if the GMAV Rider is in force on the Expiration Date of the Capital Protection Fixed Sub-Account you selected (or the next Valuation Date if the Expiration Date is not a Valuation Date) and if the Account Value of your Contract is less than the Guaranteed Minimum Account Value, then we will automatically credit your Account Value to equal the Guaranteed Minimum Account Value. This credit will be allocated to the Money Market Sub-Account unless you request otherwise.

     Capital Protection Fixed Sub-Account: The GMAV Rider is currently available with three different options reflecting the duration you choose. The several durations available are known as Capital Protection Fixed Sub-Accounts and are sub-accounts of our Fixed Account. The Capital Protection Fixed Sub-Account's beginning date is the date the GMAV Rider becomes effective. Currently, we offer 5, 7 and 10 year Capital Protection Fixed Sub- Accounts. We may add additional Capital Protection Fixed Sub-Accounts or may discontinue offering one or more in the future. On the effective date of the GMAV Rider, we require that you allocate:

     o at least 65% of your Account Value to the 5 year Capital Protection Fixed Sub-Account;

     o at least 50% of your Account Value to the 7 year Capital Protection Fixed Sub-Account; or

     o at least 30% of your Account Value to the 10 year Capital Protection Fixed Sub-Account.

     You may allocate the portion of your Account Value not allocated to the Capital Protection Fixed Sub-Account among the available Fixed and/or Variable Sub-Accounts at your discretion.

     Guaranteed Minimum Account Value: For purposes of this benefit, the Guaranteed Minimum Account Value is equal to:

     o    the Account Value on the effective date of the GMAV Rider;

     o reduced proportionately for any withdrawals from the Contract (including any associated surrender charge and market value adjustment incurred) made on or after the effective date of the GMAV Rider and before the expiration date of the Capital Protection Fixed Sub-Account you selected.

Termination of the GMAV Rider:

     The  GMAV Rider terminates on the earliest of the following occurrences:

     1.   The Expiration Date of the Capital Protection Fixed Sub-Account;

     2.   You surrender your Contract;

     3. The death of an Owner if the Contract is not continued under the Contract Continuation Option; and

     4.   The Income Date.

     Once purchased, the GMAV Rider may be terminated only under limited circumstances. You may terminate the GMAV Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. It is possible that you could pay for the GMAV Rider for one or more years and not receive the benefits if certain events occur before the Expiration Date of the Capital Protection Fixed Sub-Account.

Important Considerations Regarding the GMAV Rider:

     o The GMAV Rider provides a guaranteed minimum account value if the terms and conditions of the rider are met. The GMAV Rider is most appropriate for investors with low risk tolerance. You should understand the GMAV Rider completely and analyze it thoroughly before purchasing the benefit.

     o As with other aspects of your Contract, you should consult your qualified financial adviser in evaluating the GMAV Rider.

Terms and Conditions of the GMAV Rider:

     o While the GMAV Rider is in force, you cannot change the Capital Protection Fixed Sub- Account.

     o We reserve the right to restrict additional purchase payments under the Contract while the GMAV Rider is in force. Currently, we do not permit you to make additional purchase payments under your Contract while the GMAV Rider is in force.

     o You cannot transfer Account Value from the Capital Protection Fixed Sub-Account.

     o While the GMAV Rider is in force, we reserve the right to restrict transfers between a Fixed Sub-Account and a Variable Sub-Account and between Fixed Sub-Accounts.

     o You cannot have more than one Capital Protection Fixed Sub-Account in force with your Contract at any one time.

     o If you request a withdrawal, we will make the withdrawal proportionately from the Capital Protection Fixed Sub-Account and any other Sub-Accounts in which you are invested. A Market Value Adjustment may apply, as well as any applicable surrender charges.

     o The GMAV Rider may not be approved in your state. Contact our Customer Service Center regarding availability.

TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to make transfers is restricted until the Free Look Period ends. See "Purchase Payment Allocations." The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account before its Expiration Date ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     In addition, we reserve the right to restrict transfers:

     - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

     - if the transfer results in more than one trade involving the same Sub-Account in a 30-day period; or

     - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

     If you are investing in the SectorSelector(SM) Series, currently you may make only one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts and the Money Market Sub-Account.

     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub- Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     TELEPHONE  TRANSACTIONS.  You  may  request  transfers  or  withdrawals  by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and
(c) posting a Contract transaction history on our website which you may access at any time.

     THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

     DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

     Once elected, dollar-cost averaging remains in effect until:

     -    the Income Date;

     -    you surrender the Contract;

     - the value of the Sub-Account from which transfers are being made is depleted; or

     -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     ASSET ALLOCATION PROGRAM. An optional asset allocation program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix on a calendar quarter basis to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed. The transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.

VALUES UNDER YOUR CONTRACT

     ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

     -    the performance of the Variable Sub-Accounts you have selected;

     -    interest credited on amounts you allocated to the Fixed Account;

     -    any additional purchase payments; and

     -    charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

     VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub- Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period for which the value is being determined.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b)and then subtracting (c) where:

     (a)  is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

     (c)  is the daily Asset-Based Charge.

     The net investment factor may be more or less than, or equal to, one.

     FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

     - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

     -    interest at the Guaranteed Interest Rate; MINUS

     -    any transfers from the Sub-Account; MINUS

     - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

     -    any charges allocated to the Sub-Account.

     We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

==============================================================================
5. WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

     SERVICES AND BENEFITS WE PROVIDE INCLUDE:

     - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

     -    the death benefit paid on the death of the Owner;

     -    the available  investment options,  including  dollar-cost  averaging,
          asset  allocation,   automatic  portfolio  rebalancing,   IRA  partial
          withdrawal programs, and systematic partial withdrawal programs;

     -    administration of the income plans available under the Contracts; and

     -    the distribution of various reports to Owners.

     COSTS AND EXPENSES WE INCUR INCLUDE:

     - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

     -    sales and marketing expenses; and

     -    other costs of doing business.

     RISKS WE ASSUME INCLUDE:

     - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

     - that the amount of the death benefit will be greater than Account Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may also deduct a charge for taxes. See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

     -    the size of a group;

     -    the total amount of purchase payments to be received from a group;

     -    the purposes for which the Contracts are purchased;

     -    the nature of a group for which the Contracts are purchased; and

     -    any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

     If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 7% in the first Contract Year, and declines until it reaches 0% in the eighth Contract Year.

     If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. (The Free Withdrawal Amount is not considered a liquidation of purchase payments for purposes of determining surrender charges.) For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."

     The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

     EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge is 7%, you have requested a withdrawal of $1,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $5,000, your current Account Value is $5,250, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

     (a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% x $5,000 = $500); and

     (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments (unliquidated purchase payments are equal to purchase payments received, less prior withdrawals taken subject to surrender charges)($5,250 - $5,000 = $250).

     Therefore, the Free Withdrawal Amount is $500. A surrender charge will apply to the excess of $1,000 over $500. The surrender charge equals $35.00 (7% x $500).

     Immediately after the $1,000 withdrawal is made, the Account Value is $4,215 ($5,250 - $1,000 - $35). The unliquidated purchase payments are $4,500 ($5,000 - $500). Therefore, if you surrender your Contract during the same Contract Year that the full Free Withdrawal was made, the surrender charge is $315 ($4,500 x 7%).

     Any amount in (a) not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred in that Contract Year). The Free Withdrawal Amount is not considered a liquidation of purchase payments. If you surrender your Contract during the same Contract Year that you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount.

     WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

     We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in the Waiver of Surrender Charge rider to the Contract.

ANNUAL ADMINISTRATION CHARGE

     We will deduct a $40 annual administration charge for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states, the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset- Based Charges from the Variable Sub-Accounts in which you are invested. The maximum charges are:

                                             ANNUAL             DAILY
                                             CHARGE             CHARGE
                                             ------             ------
                                              1.40%           .0038626%

     We do not assess these charges against any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.

OPTIONAL RIDER CHARGES

     We will deduct an additional charge if you purchase one or more of the optional Riders. The charges for the riders are calculated as a percentage of the Account Value on the date of deduction. On the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase, the charge is deducted in proportion to the Sub-Accounts in which you are invested. You may request the termination of the ADB Rider at any time during the Accumulation Phase. During the Accumulation Phase, you may terminate any of the other optional riders under limited circumstances. Once terminated, charges for an optional rider are no longer assessed. If a surviving spouse elects to continue the Contract following the death of the original Owner, the surviving spouse may elect not to continue any riders, and no rider charges would therefore be assessed. The charges for each of the riders are as follows:

     Guaranteed Minimum Income Benefit Rider: 0.20% annually, 0.0166% monthly

     Enhanced Guaranteed Minimum Income Benefit Rider: 0.35% annually, 0.0291% monthly

     Guaranteed Minimum Account Value Rider: (maximum charge) 0.55% annually, 0.0458% monthly

     The maximum charge for the GMAV Rider is shown. We will determine the current charge for the GMAV Rider each time we declare guaranteed interest rates for the Fixed Sub-Accounts. The charge for your GMAV Rider will be shown in your Contract Schedule and will remain the same for the Guarantee Period of your Capital Protection Fixed Sub-Account. We reserve the right to assess different charges for different Capital Protection Fixed Sub-Accounts.

     Earnings Enhancement Death Benefit Rider: 0.25% annually, 0.0208% monthly Accidental Death Benefit Rider: 0.05% annually, 0.0041% monthly.

     Earnings Enhancement Life Insurance Rider ("EELR" Rider):

     The charge for this rider is 0.25% annually, 0.0208% monthly of your Fixed and Variable Account Values. The charge is calculated on the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase. Unlike the other optional benefit riders, currently we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract (electronically in United States currency through a United States financial institution). If payment of the charge for this rider is not received when due, a Grace Period of 31 days will be allowed for you to pay the charge. We will send you a notice at the start of the Grace Period at your last known address. The Grace Period will end 31 days after we mail the notice, at which time this rider will terminate without value. See "Does the Contract Have a Death Benefit? - Optional Earnings Enhancement Life Insurance Rider."


FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 7%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. New broker-dealers or those who meet certain productivity and profitability standards may be eligible for additional compensation.

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6. HOW WILL MY CONTRACT BE TAXED?
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     THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

INTRODUCTION

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code (the "Code"), the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

     WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non- Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

     - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

     - We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

     -    made on or after the taxpayer reaches age 59 1/2;

     -    made on or after the death of an Owner;

     -    attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

     -    from purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply. However, the EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay income tax on the death benefit paid under the EELR Rider.

     Certain optional death benefits (see "Optional Rider Death Benefits") may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

     - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP") which also accepts employer contributions.

     - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

     -    Roth  IRA  --   allows   eligible   individuals   to  make   after-tax
          contributions with no tax on qualifying distributions.

     CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     TAX PENALTY ON CERTAIN WITHDRAWALS. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after you reach age 59 1/2;

     (2)  paid after you die;

     (3) paid if you become totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

     (5)  paid for certain allowable medical expenses (as defined in the Code);

     (6)  paid on account of an IRS levy upon the qualified Contract;

     (7)  paid from an IRA for medical insurance (as defined in the Code);

     (8)  paid from an IRA for qualified higher education expenses; or

     (9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined by the Code).

     We have provided a more complete discussion in the Statement of Additional Information.

     TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     DEATH BENEFIT. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain death benefits, including the standard Death Benefit as well as some optional rider death benefits, which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAs) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

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7. HOW DO I ACCESS MY MONEY?
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     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

     - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

     - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. (Any amount in excess of the free withdrawal amount may be subject to a surrender charge. See "Surrender Charge.") An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The IRS has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

     - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     - the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

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8. HOW IS CONTRACT PERFORMANCE PRESENTED?
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     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN

     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits (the least expensive way to buy the Contract) and we also show standard performance that reflects the charges for the optional benefits (the most expensive way to buy the Contract).

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

     We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.

PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

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9. DOES THE CONTRACT HAVE A DEATH BENEFIT?
==============================================================================

     Your Contract provides a death benefit for your Beneficiary if you die before the Income Date. You may purchase up to two optional death benefit riders. In addition, you may purchase an Earnings Enhancement Life Insurance Rider ("EELR") as an alternative to the Earnings Enhancement Death Benefit Rider ("EEDB").

STANDARD DEATH BENEFIT

     If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greatest of:

     - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business
          Day);

     - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value; or

     -    the highest anniversary value (the "Highest Anniversary Value").

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 85. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit. If the Contract is continued under the Contract Continuation Option (See "Owner's Death Before The Income Date"), the calculation of the Highest Anniversary Value will exclude all anniversary values for Contract anniversaries prior to the date the surviving spouse becomes the new Owner.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request and have paid the death benefit. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue ("Contract Continuation Option"), in which case we will continue the Contract subject to the following conditions:

     (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

     (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

     (3) If the optional EELR Rider is in force at the time of the Owner's death, and the spousal Beneficiary elects to continue the Contract as the new Owner, he or she may elect to have some or all of this rider's benefit applied to the Contract as an additional purchase payment.

     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the death benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     Unless transferred to the Fixed Account, the death benefit in the Variable Account remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary. If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant as the death of an Owner and the distribution of the death benefit as described above will be administered as if the Beneficiary was the new Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

OPTIONAL RIDER  BENEFITS

     You may also purchase up to two additional, optional death benefit riders: the Accidental Death Benefit Rider and the Earnings Enhancement Death Benefit Rider. In addition, you may purchase the Earnings Enhancement Life Insurance Rider as an alternative to the Earnings Enhancement Death Benefit Rider. As to each of the riders, they may be purchased only at the time of Contract application. We will pay the benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of death of the Owner, or of the Annuitant if the Owner is not a natural person. One or more of the riders may not be available in all states. Please take advantage of the guidance of a qualified financial adviser in evaluating each of the optional benefit riders, as well as all other aspects of the Contract. See the riders for the specific terms and conditions of each benefit.

OPTIONAL ACCIDENTAL DEATH BENEFIT RIDER ("ADB Rider")

     The ADB Rider provides that, under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

     -    the purchase payments made; MINUS

     - any withdrawals (including any associated surrender charge and Market Value Adjustment incurred), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day).

     The maximum benefit is $250,000. If you purchased your Contract with an ADB Rider prior to May 1, 2002, see Appendix F for the maximum benefit applicable to your Contract.

     To qualify for this benefit, the Owner's death must occur:

     (1)  before the first Contract  Anniversary after the Owner attains age 80;
          and

     (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.


     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. You may terminate the ADB Rider at any time by notifying our Customer Service Center.

     THE OPTIONAL ADB RIDER IS NOT AVAILABLE FOR IRA, SIMPLE IRA AND ROTH IRA CONTRACTS.

     OPTIONAL EARNINGS ENHANCEMENT DEATH BENEFIT RIDER ("EEDB Rider")

     You may enhance the Contract's standard death benefit by purchasing the optional EEDB Rider (sometimes referred to in marketing materials as "Protection Plus"). The EEDB Rider may provide an additional death benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:


     a)   is your Account Value on the date of calculation;

     b)   is the Net Purchase Amount; and

     c) is the Benefit Rate (the Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 80).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make, and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Earnings Enhancement Death Benefit will not exceed the Maximum Benefit Amount. That amount is your benefit rate (40% or 25%, as the case may be) times 250% for issue ages 0-69 or 100% for issue ages 70-80, times the difference between the Net Purchase Amount and any purchase payments made in the 12 months before the Covered Person's death. You must be age 80 or younger at the time the Contract is issued.

     PLEASE NOTE THAT IF YOUR ACCOUNT VALUE HAS DECLINED SUCH THAT IT IS EQUAL TO OR LESS THAN THE NET PURCHASE AMOUNT, NO EARNINGS ENHANCEMENT DEATH BENEFIT WILL BE PAYABLE.

     We show examples of the EEDB Rider in Appendix E.


     Important Considerations Regarding the EEDB Rider

     - No amount is payable if you die after the Income Date or after you surrender the Contract.

     - The EEDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Earnings Enhancement Death Benefit being payable.

     - Once purchased, the EEDB Rider may be terminated only under limited circumstances. You may terminate the EEDB Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. Once terminated, charges for the EEDB Rider are no longer assessed. See Appendix F if you purchased your Contract before May 1, 2002.

     - Under this Rider, if the investment performance of the Funds are such as would result in a standard death benefit that is sufficient for your needs, the charges for this Rider will still be assessed.


EARNINGS ENHANCEMENT LIFE INSURANCE RIDER ("EELR Rider")

     As an alternative to the EEDB Rider, you may also supplement the Contract's standard death benefit by purchasing the optional EELR Rider (sometimes referred to in the marketing materials as "Protection Plus Life"). The EELR Rider may provide an additional life insurance benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Life Insurance benefit in the same way as we determine the Earnings Enhancement Death Benefit described above.

Important Considerations Regarding the EELR Rider:

     - The EELR Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no EELR Rider benefit being payable.

     - No benefit is payable if you die after the Income Date or after you surrender the Contract.

     - The EELR Rider only provides a benefit upon death. There is no cash value benefit available.

     - If the Owner dies by suicide within two years from the effective date of the rider, then no benefit will be paid.

     - If the monthly charge for the EELR Rider is not paid when due, a 31 day Grace Period will be allowed to pay the charge. The Grace Period will end 31 days after notice is sent to your last known address by the Company. If payment is not made by the end of the Grace Period, the rider will terminate without any benefit being payable. If death occurs during the Grace Period, the rider benefit will be payable less any EELR Rider charges owed to us.

     - The EELR Rider may not be available in your state. Contact our Customer Service Center regarding availability.

     Important Distinctions Between the EEDB Rider and the EELR Rider. You should fully understand the features of the EEDB Rider and EELR Rider and analyze them thoroughly before you purchase either rider. THESE BENEFITS MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

     - The benefit paid under the EEDB Rider will be subject to Federal income taxation as earnings on the Contract.

     - The EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay Federal income taxes on the death benefit paid under the rider.

     - The charge for the EEDB Rider is a percentage of your Account Value and is deducted from your Account Value.

     - We currently require that you pay the charge for the EELR Rider electronically in United States currency through a United States financial institution. In other words, this charge must be paid for through funds outside of your Contract. We will initiate the processing of the electronic funds transfer on the Calculation Date. The Calculation Date is the Contract Date and each corresponding monthly date thereafter, or the next following Valuation Date if that date is not a Valuation Date. The charge will be deducted from the designated account on that date or on the next day on which your financial institution is processing electronic fund payments. We reserve the right to provide either alternate or additional methods of payment in the future.

     Other Considerations Concerning Optional Death Benefit and Life Insurance Riders

     o If there are joint Owners, we will use the age of the oldest Owner to determine the applicable death benefit. Any applicable death benefit will be payable on the first death to occur.

     o If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

     RIDER CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue any or all of these optional death benefit or life insurance riders. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Valuation Date we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age.

     ACCIDENTAL DEATH BENEFIT RIDER. The ADB Rider's initial benefit will be set equal to the beginning Account Value on the Business Day on which the new Owner elects to continue this rider. If the benefit payable is due to the accidental death of the original Owner, no further benefit is payable for accidental death within 180 days of the original Owner's death or accidental death arising from the same accident which resulted from the original Owner's death.

     EARNINGS ENHANCEMENT DEATH BENEFIT AND EARNINGS ENHANCEMENT LIFE INSURANCE RIDERS. For purposes of determining the Net Purchase Amount, it is initially set equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit or allow any person other than the Owner to exercise any rights under the Contract. We will accept one of the following items:

     1.   An original certified copy of an official death certificate; or

     2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3.   Any other proof satisfactory to us.

     See "How Will My Contract Be Taxed?" for further discussion of the tax treatment of death benefits.

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10. WHAT OTHER INFORMATION SHOULD I KNOW?
==============================================================================

PARTIES TO THE CONTRACT

     THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

     THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

     If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

     If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

     THE BENEFICIARY - Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

     One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

     You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

     CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

     THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

     When permitted by applicable law, we may modify the Contracts as follows:

     -    deregister the Variable Account under the 1940 Act;

     - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

     - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

     - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

     -    combine the Variable Account with other separate accounts; and

     -    combine a Variable Sub-Account with another Variable Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS

     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of The Sage Variable Annuity Account A at December 31, 2001 and for each of the two years in the period then ended , appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL PROCEEDINGS

     Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

     Audited financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2001.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2001, 2000 and 1999 and for each of the three years in the period ended December 31, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

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11. HOW CAN I MAKE INQUIRIES?
==============================================================================

     You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

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12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
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HISTORY AND BUSINESS


General

     Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has applied to the New York Insurance Department for an insurance license.

     We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of the preferred stock it acquired for the common stock. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

     SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

     Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

     We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

     Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

     Our initial marketing focus has been to distribute our products through banks and financial planning companies and regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

     The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA"- (Very Strong) by Fitch Ratings. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of our ratings were downgraded from their current levels, sales of our products and our relationships with distributors could be adversely affected.

Competition

     We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

     At December 31, 2001, we had 65 salaried employees. Many of these employees also perform duties for affiliated companies.

SELECTED FINANCIAL DATA

     The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2001 presentation.

                                                  2001            2000           1999            1998            1997
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
        Statement of Operations Data:
        Revenues:
           Net investment income              $  2,108,497     $ 1,888,172    $ 1,290,196    $  1,243,522    $    989,494
           Realized capital gains                   14,088               -              -             -                 -
           Administrative service fees              39,260          49,940         37,671             -                 -
           Contract charges and fees               108,986           3,979            861             -                 -
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total revenues                    2,270,831       1,942,091      1,328,728     1,243,522           989,494

        Benefits and expenses:
            Contract owner benefits              1,078,918         490,964              -             -                 -
            Acquisition expenses             (      50,182)              -              -             -                 -
            Goodwill amortization expense          217,378         234,468        234,468       548,818           325,406
            General   and    administrative      8,303,361       5,969,108      5,521,186     1,263,678         1,015,874
            expenses
                                             ---------------- -------------- -------------- --------------- ---------------

                                             ---------------- -------------- -------------- --------------- ---------------
               Total benefits and expenses       9,549,475       6,694,540      5,755,654     1,812,496         1,341,280
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------

        Loss   before   cumulative   effect     (7,278,644)     (4,752,449)    (4,426,926)     (568,974)         (351,786)
        adjustment

        Cumulative effect adjustment for
           change                                        -               -     (4,269,488)            -                 -
           in accounting for development
           costs
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
                Net loss                      $ (7,278,644)   $ (4,752,449)    $(8,696,414)   $ (568,974)     $   (351,786)
                                                (4,752,449)
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Written Premiums  (1)
               Gross
                                              $68,900,272     $  21,109,921    $ 79,942       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============
               Net
                                              $28,930,652     $   7,003,766    $ 75,742       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Balance Sheet Data:
        Total Assets                          $114,237,585    $ 54,726,227    $31,736,580     $36,542,531     $ 36,688,739

                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Liabilities                     $ 82,330,012    $   22,209,130  $   233,435    $     70,474      $  3,486,311
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Stockholder's Equity            $ 31,907,573    $ 32,517,097    $31,503,145    $36,472,057     $ 33,202,428
                                             ================ ============== ============== =============== ===============

(1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.



   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

     Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

     Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from contract owners are flat fees assessed on each contract's anniversary date. Accordingly, they vary according to the number of contracts in force during the course of the year.

     Net investment income includes interest earned on separate account assets allocated to options in the fixed account by contract owners. The increases in net investment income and contract owner benefits reflect the increase in total separate account assets supporting the options in the fixed account.

     Before June 30, 2000, we sold a limited number of contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Although premiums continue to show significant growth, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

     The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 65 at December 31, 2001 as compared to 38 at December 31, 2000, and 24 at December 31, 1999.

     We do not currently reflect the benefits of deferred federal income taxes in our results.


Liquidity and Capital Resources

     Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and the funding of our daily operations. Our cash needs have been met primarily through capital contributions from Sage Life Holdings, as well as through interest income on the invested assets of the general account.

     We expect that our cash needs will continue in order to support our underwriting and marketing activities. Our ultimate parent, Sage Group, a publicly traded South African financial services group, has stated that our operations are of key strategic importance to Sage Group's business plans and that they intend to take the actions necessary to meet our liquidity needs. Sage Group is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs other than through capital issues in foreign currency. Sage Group's current ability to issue stock outside of South Africa has been hindered by a recent devaluation of the South African rand relative to the United States dollar and a decrease in their stock price reflective of a general decline of financial services stocks in South Africa. Sage Group is actively exploring a variety of alternatives for providing for our current and future cash needs, including by issuing new capital to strategic investors of Sage Life Holdings and/or its affiliates or through the issuance of new Sage Group capital in the international markets. Sage Group and its affiliates are currently engaging in discussions with potential strategic investors and providers of such capital. However, there can be no assurance that Sage Group will be successful in these efforts, as Sage Group has not yet finalized negotiations with any strategic investor.

     Our future marketing efforts and results of operations could be adversely affected if Sage Life Holdings and/or its affiliates are unable to raise additional funding for us. Based on our business expansion plans, Sage Life Holdings and/or its affiliates will require outside financing towards the end of the first quarter of 2003 to enable us to maintain the minimum $25,000,000 capital and surplus requirements stipulated in the terms of the Preferred Stock Agreement with Swiss Re. Under the Preferred Stock Purchase Agreement, as amended, we are required to maintain statutory-basis capital and surplus of at least $25,000,000. Should our statutory-basis capital and surplus fall below $25,000,000, and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval, each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. Should this occur, there can be no assurance that our current business strategy will be maintained. In addition, we have made a commitment to the Michigan Insurance Department to maintain statutory capital and surplus of at least $25,000,000.

     With regard to contract owners, our obligation under their contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the contracts to which they relate, are not chargeable with any of our other liabilities.



Reinsurance

     In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement we cede a significant portion of our variable business to Swiss Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

     In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks

     Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

     The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.


Critical Accounting Policies

     We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance agreement, and unearned revenue over the life of our contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2001, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of contracts in force. Assumptions about future experience have not been revised.

Investments

     Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

     We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

     We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

     In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

     Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

     Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

     On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, our total adjusted capital exceeded RBC requirements.

     Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.

Officers and Directors

     The following are the Directors and Executive Officers of the Company:


                                Position with Sage, Year of
          Name, Age                      Election                     Other Principal Positions for Past Five Years
------------------------------ ------------------------------ ---------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------------------------------------------

Ronald S. Scowby, 63           Director, January 1997         Chairman and Trustee,  Sage Life Investment  Trust,  July 1998
                               to December 2001; Chairman,    to September 2001;  President,  Chief Executive Officer,  Sage
                               February 1998 to December      Life  Assurance  of America  Inc.,  January  1997 to  February
                               2001                           1998;  Director,  President,  Chief  Executive  Officer,  Sage
                                                              Management  Services (USA),  Inc., June 1996 to December 1999;
                                                              Owner, Sheldon Scowby Resources July 1995 to June 1996

Robin I. Marsden, 36           Director,   January  1997  to  President and Trustee,  Sage Life Investment  Trust, July 1998
                               present;  President and Chief  to present;  Director,  Sage Distributors,  Inc., January 1998
                               Executive  Officer,  February  to August 2001 and February 2002 to present;  President,  Sage
                               1998 to present                Distributors,   Inc.  February  2002  to  present;   Director,
                                                              January  1997  to  present,   President  and  Chief  Executive
                                                              Officer,  February  1998 to  present,  Sage  Insurance  Group,
                                                              Inc.;  Chief Investment  Officer and Chief Financial  Officer,
                                                              Sage Life Holdings, Ltd., November 1994 to January 1998

H. Louis Shill, 71             Director, January 1997         Chairman,  Sage Life Assurance of America,  Inc.  January 1997
                               to present; Chairman           to  February  1998;  Chairman,  Sage  Insurance  Group,  Inc.,
                               December 2001 to present       January  1997  to  present;  Founder,   Chairman,  Sage  Group
                                                              Limited, 1965 to present

Paul C. Meyer, 49              Director,   January  1997  to  Partner, Clifford Chance Rogers & Wells, 1986 to present present


Richard D. Starr, 57           Director,   January  1997  to  Chairman and Chief Executive Officer,  Financial  Institutions
                               present                        Group,  Inc.,  October  1978 to  present;  Vice  Chairman  and
                                                              Director, ABN Amro Financial Services, Inc.

Dr. Meyer Feldberg, 60         Director,   January  2000  to  Dean/Professor,   Columbia   University   Graduate  School  of
                               present                        Business,  July 1989 to present;  Chairman and Director,  Sage
                                                              Life  Assurance  Company  of New  York;  Director  of  Revlon,
                                                              Inc., Federated Department Stores,  Primedia, and Paine-Webber
                                                              Mutual Funds

John A. Benning, 67            Director,   April   2000   to  Senior Vice President and General Counsel,  Liberty  Financial
                               present                        Companies,  1986 to 2000;  Director  of ICI  Mutual  Insurance
                                                              Company and T.T. International U.S.A. Feeder Trust

Mitchell R. Katcher, 48        Director, December 1997 to     Vice President, Sage Life Investment Trust, July 1998 to
                               present; Senior Executive      present; Director, Sage Distributors, Inc., January 1998 to
                               Vice President and Chief       August 2001; Treasurer, July 1997 to present, Senior
                               Actuary May 1997 to present;   Executive Vice President, December 1997 to present, Sage
                               Chief Financial Officer, May   Insurance Group, Inc.
                               1997 to October 2000



Lincoln B. Yersin, 38          Executive  Vice  President  -  President,  Sage  Distributors,  September  2000  to  present;
                               Marketing,   National   Sales  Executive Vice President,  Sage Insurance Group,  Inc. January
                               Manager,    May    1999    to  2001  to  February   2002;   President,   AmSouth   Investment
                               February 2002                  Services,  Inc., June 1993 to May 1999; Senior Vice President,
                                                              AmSouth Bancorporation, June 1993 to May 1999

Jeffrey C. Gordon, 40          Senior Vice President and      Senior  Vice  President  and  Chief  Financial  Officer,  Sage
                               Chief Financial Officer,       Insurance   Group  Inc.,   October  2000  to  present;   Chief
                               October 2000 to present        Financial  Officer and  Treasurer,  Sage  Distributors,  Inc.,
                                                              February  2002  to  present;  Controller,  Frontier  Insurance
                                                              Group,  Inc.,  January 1999 to September 2000; Senior Manager,
                                                              Ernst & Young LLP, January 1988 to December 1998


Nancy F. Brunetti, 39          Executive Vice President and   Executive  Vice  President and Chief  Administrative  Officer,
                               Chief Administrative           Sage   Insurance   Group  Inc.,   January   2001  to  present;
                               Officer, January 2001 to       Consultant,  NFB  Consulting,  January 2000 to December  2000;
                               present                        Executive Vice President and Chief Operating Officer,  January
                                                              1998 to December 1999 and Senior Vice  President  January 1996
                                                              to December 1997, American Skandia Life Assurance Corporation

All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.


Executive Compensation

     The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                      Other Annual            All Other
        Name and Principal Position           Year        Salary        Bonus         Compensation(1)      Compensation(2)
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  Robin I. Marsden                            2001     $390,750      $108,800       $  17,850           $  132,179
  (Chief Executive Officer)                   2000      354,750       100,000          17,850              119,399
                                              1999      322,500       150,000          16,800               38,018

  Ronald S. Scowby (3)                        2001     $       -     $       -      $     -             $    -
  (Former Chairman, President                 2000             -       75,000             -                 56,538
    and CEO)                                  1999      354,167       200,000          16,800               42,484

  Mitchell R. Katcher                         2001     $318,750      $150,000       $  17,850           $   20,535
  (Senior Executive Vice                      2000      293,750       137,500          17,850               17,824
    President and Chief Actuary)              1999      268,750       150,000          16,800               30,456

  Lincoln Yersin(4)                           2001     $199,750      $150,000        $ 17,850           $    3,124
  (Former Executive Vice President            2000      186,250       150,000          13,300               47,191
     Marketing and National Sales
     Manager)                                 1999      116,667       100,000              -               124,692

  Jeffrey C. Gordon                           2001     $ 205,250     $ 40,000        $  4,525           $  100,229
  (Senior Vice President and
     Chief Financial Officer)

  Nancy F. Brunetti                           2001       $ 279,500   $   34,375            -            $   31,000
  (Executive Vice President and
      Chief Administrative Officer)

(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers: Mr. Marsden: 2001, $23,179 - contribution to non-qualified retirement plan, $109,000 - deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399 - contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

     Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company.

     Mr. Katcher: 2001, $20,535 - contribution to non-qualified retirement plan; 2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

     Mr. Yersin: 2001, $3,124 - contribution to non-qualified retirement plan; 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576
     - moving expenses.

     Mr. Gordon: 2001, $43,750 - recruitment bonus, $4,528 - contribution to non-qualified retirement plan; $51,951 - moving expenses.

     Ms. Brunetti: 2001, $25,000 - recruitment bonus, $6,000 - commuter allowance.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

(4)  Mr. Yersin's employment with the Company terminated February 27, 2002.

Employment Contracts.
--------------------

     Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.


     Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

     Mr. Gordon and SIGI are parties to an agreement dated September 11, 2000. The agreement provides for Mr. Gordon's title and duties with SIGI and the Company, sets forth his initial annual remuneration, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Mr. Gordon is eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provides that he is eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provides that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2001, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002. In addition, in the event of a "change of control," if Mr. Gordon is terminated, or if he elects to terminate his employment, he will be entitled to receive his basic salary and benefits for a further twelve months, and will be entitled to a pro-rata bonus for the period up to such termination based on his prior year's bonus. Ordinary vesting under any benefit or incentive plan arising in this twelve-month period will also continue. The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

     Effective December 5, 2001, Mr. Scowby resigned as director and chairman of Sage Life and prior to resigning was paid $12,833 per month for these services. In addition, he was paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2001 was$27,093. He was also provided with certain retirement benefits and was eligible to participate in a long-term incentive plan to be established by SIGI.

Certain Relationships and Related Transactions

     Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance Rogers & Wells. Since 1997, the Company has retained Clifford Chance Rogers & Wells, and its predecessor firm, Rogers & Wells, to provide legal counseling to the Company.


                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                              FINANCIAL STATEMENTS

SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

New York, NY
March 15, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
ASSETS

Investments:

  Fixed maturity securities available for sale..............  $ 13,652,254    $ 14,660,769

  Equity securities available for sale......................     1,097,000              --
                                                              ------------    ------------

Total investments...........................................    14,749,254      14,660,769

Cash and cash equivalents...................................     9,383,386       9,949,167

Accrued investment income...................................       272,954         243,111

Receivable from affiliates..................................     1,081,710       1,700,014

Deferred federal income taxes...............................            --         146,530

Reinsurance receivables.....................................       746,661         290,302

Deferred acquisition costs..................................     2,569,876         327,720

Goodwill....................................................     5,776,300       5,993,678

Other assets................................................       774,863         103,761

Separate account assets.....................................    78,882,581      21,311,175
                                                              ------------    ------------

Total assets................................................  $114,237,585    $ 54,726,227
                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred gain from modified coinsurance agreement.........  $  1,283,790    $    318,028

  Unearned revenue..........................................         6,024             901

  Deferred federal income taxes.............................        60,807              --

  Accrued expenses and other liabilities....................     2,096,810         579,026

  Separate account liabilities..............................    78,882,581      21,311,175
                                                              ------------    ------------

Total liabilities...........................................    82,330,012      22,209,130

Stockholder's equity:

  Common stock, $2,500 par value, 1,000 shares authorized,
     issued and outstanding.................................     2,500,000       2,500,000

  Additional paid-in capital................................    50,937,804      44,671,161

  Deficit...................................................   (21,648,267)    (14,369,623)

  Accumulated other comprehensive gain (loss)...............       118,036        (284,441)
                                                              ------------    ------------

Total stockholder's equity..................................    31,907,573      32,517,097
                                                              ------------    ------------

Total liabilities and stockholder's equity..................  $114,237,585    $ 54,726,227
                                                              ============    ============

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
REVENUES
  Net investment income.....................................  $ 2,108,497    $ 1,888,172    $ 1,290,196
  Realized capital gains....................................       14,088             --             --
  Administrative service fees...............................       39,260         49,940         37,671
  Contract charges and fees.................................      108,986          3,979            861
                                                              -----------    -----------    -----------
       Total revenues.......................................    2,270,831      1,942,091      1,328,728
BENEFITS AND EXPENSES
  Contract owner benefits...................................    1,078,918        490,964             --
  Acquisition expenses......................................      (50,182)            --             --
  Goodwill amortization expense.............................      217,378        234,468        234,468
  General and administrative expenses.......................    8,303,361      5,969,108      5,521,186
                                                              -----------    -----------    -----------
       Total benefits and expenses..........................    9,549,475      6,694,540      5,755,654
Loss before cumulative effect adjustment....................   (7,278,644)    (4,752,449)    (4,426,926)
Cumulative effect adjustment for change in accounting for
  development costs.........................................           --             --     (4,269,488)
                                                              -----------    -----------    -----------
       Net loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                ADDITIONAL PAID-                  COMPREHENSIVE
                                 COMMON STOCK      IN CAPITAL        DEFICIT      INCOME (LOSS)      TOTAL
                                 ------------   ----------------   ------------   -------------   -----------
Balances at December 31,
  1998.........................   $2,500,000      $34,875,727      $   (920,760)    $  17,090     $36,472,057
  Net loss.....................           --               --        (8,696,414)           --      (8,696,414)
  Change in unrealized gain on
     investments, net of
     federal income taxes......           --               --                --      (747,867)       (747,867)
                                                                                                  -----------
  Comprehensive loss...........                                                                    (9,444,281)
  Purchase price adjustment....           --         (102,518)               --            --        (102,518)
  Additional capital
     contributions.............           --        4,577,887                --            --       4,577,887
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  1999.........................    2,500,000       39,351,096        (9,617,174)     (730,777)     31,503,145
  Net loss.....................           --               --        (4,752,449)           --      (4,752,449)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       446,336         446,336
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (4,306,113)
  Additional capital
     contributions.............           --        5,320,065                --            --       5,320,065
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2000.........................    2,500,000       44,671,161       (14,369,623)     (284,441)    $32,517,097
  Net loss.....................           --               --        (7,278,644)           --      (7,278,644)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       402,477         402,477
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (6,876,167)
  Additional capital
     contributions.............           --        6,266,643                --            --       6,266,643
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2001.........................   $2,500,000      $50,937,804      $(21,648,267)    $ 118,036     $31,907,573
                                  ==========      ===========      ============     =========     ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
OPERATING ACTIVITIES
  Net loss..................................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Goodwill amortization expense..........................      217,378        234,468        234,468
     Amortization of bond discount/premium..................      109,529        114,223        124,842
     Cumulative effect adjustment for change in accounting
       for development costs................................           --             --      4,269,488
     Realized capital gains.................................      (14,088)            --             --
     Changes in:
       Accrued investment income............................      (29,843)       (16,877)       (22,809)
       Receivable from affiliates...........................      618,304     (1,028,744)      (671,270)
       Unearned revenue.....................................        5,123            901             --
       Reinsurance receivables..............................     (456,359)      (290,302)            --
       Deferred acquisition costs...........................   (2,242,156)      (327,720)            --
       Deferred gain from modified coinsurance agreement....      965,762        318,028             --
       Accrued expenses and other liabilities...............    1,525,082        438,600         78,756
       Other assets.........................................     (680,297)       (94,530)        (4,231)
                                                              -----------    -----------    -----------
Net cash used in operating activities.......................   (7,260,209)    (5,404,402)    (4,687,170)
INVESTING ACTIVITIES
  Purchases of fixed maturity securities....................           --       (453,975)    (4,444,806)
  Proceeds from sales, maturities and repayments of fixed
     maturity securities....................................    1,509,785      2,535,000             --
                                                              -----------    -----------    -----------
Net cash (used in) provided by investing activities.........    1,509,785      2,081,025     (4,444,806)
FINANCING ACTIVITIES
Capital contributions from parent...........................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
Net cash provided by financing activities...................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............     (565,781)     1,996,688     (4,554,089)
Cash and cash equivalents at beginning of year..............    9,949,167      7,952,479     12,506,568
                                                              -----------    -----------    -----------
Cash and cash equivalents at end of year....................  $ 9,383,386    $ 9,949,167    $ 7,952,479
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2001 and 2000 were approximately $68,900,000 and $21,110,000, respectively. Approximately 40% of the gross sales for 2001 and 35% of the separate account assets under management at December 31, 2001 were produced through two broker-dealers. A significant amount of the gross sales for 2000 were produced through one broker-dealer that was subsequently purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on quoted market prices.

Realized gains on the disposal of investments are determined by the specific identification method.

Deferred Acquisition Costs and Sales Inducements

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2001 and 2000, the Company capitalized,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


$2,192,000 and $328,000, net of reinsurance ceded. During 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $45,000 and $95,000, respectively.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2001 and 2000 deferred sales inducements were $604,000 and $16,000, respectively, and are included in other assets in the accompanying balance sheets.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts.

Deferred acquisition costs in the accompanying balance sheets are net of quota share ceded under the Modco Agreement. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the commission received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3% of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

At December 31, 2001 and 2000 the separate account liabilities included approximately $28,521,000 and $17,780,000, respectively, relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return.

CONTRACT LIABILITIES
The Company has no contract liabilities in its general account at December 31, 2001 and 2000. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account.

Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment of goodwill. These current projections support the value of goodwill. Accumulated amortization at December 31, 2001 and 2000 was approximately $1,155,000 and $938,000, respectively.

DEVELOPMENT EXPENSES

Prior to January 1, 1999, costs incurred in the development of the Company's products, systems and distribution channels were classified as development expenses. These development costs were capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,270,000.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SAFS No. 142 is expected to result in a reduction of expenses of approximately $235,000 per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2001 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                               GROSS         GROSS
                                               AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                 COST          GAINS         LOSSES         VALUE
                                              -----------    ----------    ----------    -----------
2001
U.S. Government obligations.................  $ 6,988,499     $ 90,183      $  4,822     $ 7,073,860
Corporate obligations.......................    6,498,015      143,914        63,535       6,578,394
                                              -----------     --------      --------     -----------
                                              $13,486,514     $234,097      $ 68,357     $13,652,254
                                              ===========     ========      ========     ===========
2000
U.S. Government obligations.................  $ 7,075,997     $ 17,991      $159,070     $ 6,934,918
Corporate obligations.......................    8,015,742        9,093       298,984       7,725,851
                                              -----------     --------      --------     -----------
                                              $15,091,739     $ 27,084      $458,054     $14,660,769
                                              ===========     ========      ========     ===========

At December 31, 2001 securities with an amortized cost and fair value of approximately $5,441,000 and $5,492,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2001 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                               AMORTIZED        FAIR
                                                                 COST           VALUE
                                                              -----------    -----------
Due in one year or less.....................................  $   401,030    $   408,562
Due after one year through five years.......................    7,760,333      7,968,515
Due after five years through ten years......................    5,325,151      5,275,177
                                                              -----------    -----------
Total.......................................................  $13,486,514    $13,652,254
                                                              ===========    ===========

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust. At December 31, 2001, the fair value of such securities was $1,097,000.

Investment income by major category of investment is summarized as follows:

                                                                2001          2000          1999
                                                             ----------    ----------    ----------
Fixed maturity securities..................................  $1,874,721    $1,397,699    $  907,068
Cash and cash equivalents..................................     370,075       572,086       461,367
                                                             ----------    ----------    ----------
Total investment income....................................   2,244,796     1,969,785     1,368,435
Investment expenses........................................    (136,299)      (81,613)      (78,239)
                                                             ----------    ----------    ----------
Net investment income......................................  $2,108,497    $1,888,172    $1,290,196
                                                             ==========    ==========    ==========

Proceeds from the sale of fixed maturity securities were $1,510,000 during 2001 resulting in gross realized gains of $14,000.

3. MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. During 2001 and 2000 the Company ceded premiums of approximately $39,970,000 and $14,106,000,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

3. MODIFIED COINSURANCE AGREEMENT (CONTINUED)


respectively. Contract charges and fees for 2001 and 2000 are net of approximately $230,000 and $8,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $123,000 and $30,000 ceded to Swiss Re in 2001 and 2000, respectively.

4. FEDERAL INCOME TAXES

The Company files a separate life insurance company federal income tax return. Beginning in 2002, the Company may be included in the consolidated federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Pre-tax loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
Application of the federal statutory tax rate - 34%......   (2,474,739)    (1,615,833)    (2,956,781)
Change in valuation allowance............................    2,551,734      1,614,188      2,907,523
Other....................................................      (76,995)         1,645         49,258
                                                           -----------    -----------    -----------
Total income tax provision...............................  $        --    $        --    $        --
                                                           ===========    ===========    ===========

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                 2001          2000
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $7,682,789    $5,132,087
  Unrealized loss on depreciation of investments............          --       146,530
  Reserves..................................................     282,527        37,732
  Deferred gain from Modco Agreement........................     436,489       108,130
  Unearned revenue..........................................      82,944        32,447
  Other.....................................................      37,718         7,808
                                                              ----------    ----------
  Total deferred tax assets.................................   8,522,467     5,464,734
Deferred tax liabilities:
  Goodwill..................................................    (378,729)     (304,214)
  Deferred policy acquisition costs.........................    (712,167)     (116,926)
  Unrealized gain on appreciation of investments............     (60,807)           --
  Other.....................................................     (13,093)      (30,319)
                                                              ----------    ----------
Total deferred tax liabilities..............................  (1,164,796)     (451,459)
Valuation allowance for deferred tax assets.................  (7,418,478)   (4,866,745)
                                                              ----------    ----------
Net deferred tax asset (liability)..........................  $  (60,807)   $  146,530
                                                              ==========    ==========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has separate company net operating loss carryforwards of approximately $22,596,000 at December 31, 2001, which expire between 2012 and 2016.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net loss and capital and surplus of the Company are as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Net loss.................................................  $(7,661,509)   $(1,948,877)   $  (389,023)
Capital and surplus......................................   25,367,701     26,505,917     25,973,744

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)


The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, the Company's total adjusted capital exceeded RBC requirements.

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the NAIC, periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2001 and 2000 amounts due from SIGI under this agreement were approximately $1,081,000 and $989,000, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of four investment funds that are available to variable contract owners of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

6. RELATED PARTY TRANSACTIONS (CONTINUED)


Income received from Sage Advisors was approximately $29,000 and $50,000 in 2001 and 2000, respectively. At December 31, 2000, approximately $4,000 was due from Sage Advisors.

During 2001, the Company paid wholesaling allowances of approximately $413,000 to Sage Distributors. These costs were capitalized and are being amortized as acquisition costs.

7. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25,000,000 in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a Preferred Stock Purchase Agreement with Swiss Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25,000,000. Should the Company's statutory-basis capital and surplus fall below $25,000,000 and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in SLHA.

Based on the Company's business plans, SLHA and/or its affiliates will require outside financing towards the end of the first quarter of 2002 to continue to provide for the Company's cash needs in order to maintain statutory-basis capital and surplus at $25,000,000.

8. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $86,000, $78,000 and $70,000 in 2001, 2000 and 1999,
respectively.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                              MARCH 31    JUNE 30    SEPTEMBER 30    DECEMBER 31
                                              --------    -------    ------------    -----------
                                                                (in thousands)
2001
Net investment income.......................  $   608     $  652       $   502         $   346
Total revenues..............................      626        680           536             429
Total benefits and expenses.................    1,999      2,593         2,458           2,499
Net loss....................................   (1,373)    (1,914)       (1,921)         (2,071)
2000
Net investment income.......................  $   349     $  352       $   489         $   698
Total revenues..............................      364        651           159             768
Total benefits and expenses.................    1,878      1,021         2,389           1,405
Net loss....................................   (1,514)      (370)       (2,230)           (638)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

     Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the cover page or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distributions from Non-Qualified Contracts
           Multiple Contracts
           Partial 1035 Exchanges
           Contracts Owned by Other Than Natural Persons
           Tax Treatment of Assignments or Transfer of Ownership Gifting a Contract
           Withdrawals - Investment Adviser Fees
           Income Tax Withholding
           Taxation of Death Benefit Proceeds
           Taxation of Withdrawals - Non-Qualified Contracts Delayed Annuity Payments
           Qualified Contracts
           Qualified Plans
           Tax Treatment of Withdrawals - Qualified Contracts Required Distributions

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Effect of the Annual Administration Charge on Performance Data Use of Indexes
           Other Information

Income Payment Provisions
           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements


============================================================================
                               APPENDIX A
=============================================================================

                        MORE INFORMATION ABOUT THE FUNDS

1. Investment Objectives and Strategies:

     Below are brief descriptions of the investment objective(s) and strategies of each of the Funds available under the Contract. There is no assurance that these objective(s) will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund normally invests at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. government.

     AIM V.I. CORE EQUITY FUND (formerly AIM V.I. Growth and Income Fund). This Fund's primary objective is growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by normally investing at least 80% of its net assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

     AIM V.I.INTERNATIONAL  GROWTH FUND (formerly AIM V.I.  International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. PREMIER EQUITY FUND (formerly AIM V.I. Value Fund). The Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. The Fund normally invests at least 80% of its net assets in equity securities.

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. advises The Alger American Fund.

     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

     ALGER AMERICAN  INCOME & GROWTH  PORTFOLIO.  This Fund  primarily  seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the also offer opportunities for capital appreciation.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

     U.S. Bancorp Asset  Management,  Inc. is the adviser for the First American
Insurance  Portfolios,   Inc.  Clay  Finlay  Inc.  is  the  sub-adviser  to  the
International Portfolio.

     INTERNATIONAL PORTFOLIO. This Fund's investment objective is long- term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies that (a) are domiciled in countries other than the United States, or (b) that derive at least 50% of either their revenue or their pre-tax income from activities outside of the United States.

     SMALL CAP GROWTH PORTFOLIO. This Fund's investment objective is growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index.

     TECHNOLOGY PORTFOLIO. This Fund's investment objective is long-term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of companies which the adviser believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - GROWTH FUND. This Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of foreign companies.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS INVESTORS TRUST SERIES. This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

     MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

     MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

     OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high-quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

     NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the Nasdaq 100. These stocks are selected on the basis of computer-generated statistical data. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market(SM).

     ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. The investment adviser of the Fund will implement this strategy by investing at least 80% of its assets in the common stock of U.S. companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

     THE  UNIVERSAL   INSTITUTIONAL   FUNDS,  INC.

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Global Value Equity Portfolio, Mid Cap Value Portfolio and the Value Portfolio.

     GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

     MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

     VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that it believes are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that typically do not pay dividends. The Fund may invest, to a limited extent, in foreign equity securities.


VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

     Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management, Inc., is the adviser for the portfolios of Van Kampen Life Investment Trust.

     LIT GROWTH AND INCOME PORTFOLIO. This Portfolio's investment objective is long-term growth of capital and income. Under normal market conditions, the adviser seeks to achieve the Portfolio's objective by investing primarily in income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Services, Inc.

     LIT EMERGING GROWTH PORTFOLIO. This Portfolio's investment objective is capital appreciation. Under normal market conditions, the adviser seeks to achieve the Portfolios's objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of emerging growth companies. The Portfolio's primary approach is to seek what the adviser believes to be attractive growth opportunities on an individual company basis.

SECTORSELECTOR (SM) Series

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GLOBAL UTILITIES FUND. This Fund's objective is to achieve a high total return. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of domestic and foreign public utility companies.

     AIM V.I.  INTERNATIONAL GROWTH FUND (formerly AIM V.I. International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. NEW TECHNOLOGY FUND. This Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in technology and science companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multi-line), investment and miscellaneous industries (asset managers, brokerage firms, and government sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established healthcare companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of Fund shares may rise or fall rapidly.

     INVESCO VIF - TELECOMMUNICATIONS FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 65% (80% effective July 31, 2002) of its assets in the equity securities of companies that are engaged in the design, development manufacture, distribution, or sale of communications services and equipment, and companies that are involved in supplying equipment or services to such companies. The telecommunications sector includes, but is not limited to, companies that offer telephone services, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access. Normally, the Portfolio will invest primarily in companies located in at least three different countries, although U.S. issuers will often dominate the holdings.

MFS(R) VARIABLE INSURANCE TRUST(SM) (Service Class Shares)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS UTILITIES SERIES. This Fund seeks capital growth and current income (income above that which is available from a portfolio invested entirely in equity securities). The Fund invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.


OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Shares)

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER GLOBAL SECURITIES FUND/VA. This Fund seeks long term capital appreciation by investing primarily in securities of growth oriented U.S. and foreign companies, cyclical industries and special situations that are considered to have appreciation possibilities.

RYDEX VARIABLE TRUST

     Rydex Global Advisors serves as investment advisor and manager of the Rydex Variable Trust.

     RYDEX BASIC MATERIALS FUND. This Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies"). The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX CONSUMER PRODUCTS FUND. This Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies"). The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX ENERGY FUND. This Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies"). The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX ENERGY SERVICES FUND. This Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies"). The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX FINANCIAL SERVICES FUND. This Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies"). The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Services Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

     RYDEX HEALTH CARE FUND. This Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies"). The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products and services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX LEISURE FUND. This Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies"). The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods and services in the leisure industries. Leisure companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX PRECIOUS METALS FUND. This Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies"). The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX RETAILING FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing
Companies"). The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TECHNOLOGY FUND. This Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies"). The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TELECOMMUNICATIONS FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communication services or communications equipment ("Telecommunications Companies"). The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TRANSPORTATION FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies"). The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck or bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust.

     SSGA Funds Management, Inc. sub-advises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company sub-advises the Money Market Fund. Eagle Asset Management, Inc. sub-advises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.


     THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (VAN KAMPEN)

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Active International Allocation Portfolio and the U.S. Real Estate Portfolio.

     VAN KAMPEN UIF ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO. This fund seeks long-term capital appreciation by investing primarily in countries and sectors comprising the MSCI EAFE Index while emphasizing country and sector selection. In addition, the fund may opportunistically invest in emerging markets.

     VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO. This fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

2.   Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

..    The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

..    The name, education and experience of the portfolio manager.

..    Investment  adviser  information  which  may  include,  size,  assets,  and location.

..    Portfolio holdings.

..    Statistics -- which may include portfolio  statistics such as size, assets, and average duration and maturity of the portfolio.

..    Geographic allocation of portfolios.

..    Portfolio quality ratings.

..    Information relating to a relevant benchmark.

..    Identification  of  portfolios  by  the  investment  categories,  portfolio sectors or industry groups in which they fall.

3.   Principal Fund Investment Risks:

     Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

     Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

     International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

     Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

     High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

     Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

     Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

     Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

     Equity Index: A portfolio that invests in securities which seek to match a stock market index is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

     Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

     Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

     Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

==============================================================================
                                   APPENDIX B
==============================================================================

                             MARKET VALUE ADJUSTMENT

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)]^(N/365) - 1
Where:

     - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     -    J is the  Index  Rate  for a  maturity  equal  to the  time  remaining
          (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

     - N is the remaining number of days in the Guarantee Period at the time of calculation.

     We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0375)]^  (2555/365) -1) =
     - $8,889

     Therefore,  the amount  paid on full  surrender  is  $100,384  ($109,273  -
$8,889).

Example #2: Surrender  --  Example of a Positive Market Value Adjustment

     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^ (3))


2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0175)]^(2555/365) -1) = +
     $5,764

     Therefore,  the amount  paid on full  surrender  is  $115,037  ($109,273  +
$5,764).

Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3)).

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x {[(1.025)/(1.0375)] ^ (2555/365) -1) =
     - $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.

Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x  {[(1.025)/(1.0175)] ^ (2555/365) - 1)
     = + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725

==============================================================================
                                   APPENDIX C
==============================================================================

                          DOLLAR-COST AVERAGING PROGRAM

     Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.

     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.


                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
- ---------     -------------   --------------    -------------   -----------------   -------------

 1               24,000             --               --                59                24,059
 2               24,059           1 / 24            1,002              57                23,114
 3               23,114           1 / 23            1,005              55                22,163
 4               22,163           1 / 22            1,007              52                21,208
 5               21,208           1 / 21            1,010              50                20,248
 6               20,248           1 / 20            1,012              47                19,283
 7               19,283           1 / 19            1,015              45                18,313
 8               18,313           1 / 18            1,017              43                17,338
 9               17,338           1 / 17            1,020              40                16,359
10               16,359           1 / 16            1,022              38                15,374
11               15,374           1 / 15            1,025              35                14,385
12               14,385           1 / 14            1,027              33                13,390
13               13,390           1 / 13            1,030              30                12,390
14               12,390           1 / 12            1,033              28                11,386
15               11,386           1 / 11            1,035              26                10,376
16               10,376           1 / 10            1,038              23                 9,362
17                9,362            1 / 9            1,040              21                 8,342
18                8,342            1 / 8            1,043              18                 7,317
19                7,317            1 / 7            1,045              15                 6,287
20                6,287            1 / 6            1,048              13                 5,252
21                5,252            1 / 5            1,050              10                 4,212
22                4,212            1 / 4            1,053               8                 3,167
23                3,167            1 / 3            1,056               5                 2,117
24                2,117            1 / 2            1,058               3                 1,061
25                1,061            1 / 1            1,061              --                   --

NOTE:  Column (3) = Column (1) x Column (2)
          Column (5) = Column (1)- Column (3) + Column (4)

==============================================================================
                                   APPENDIX D
==============================================================================

                       GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     Below are examples of how the GMIBs will work. The examples are purely hypothetical and are for illustrative purposes only. The examples assume the following:

     -    you are a male whose age last birthday is 55;

     -    you purchase a Contract with one of the GMIB riders;

     -    you do not make any additional purchase payments nor any withdrawals;

     - you elect to receive income from the Contract 10 years later, at attained age 65; and

     - you elect a Life Annuity with 10 Year Certain, which is an eligible income plan under one of the GMIB riders.

     - your total purchase payments are $150,000, your Account Value is $200,000, your Highest Anniversary Value ("HAV") is $225,000 and your Roll-Up Benefit Value is $244,334.

Calculate the GMIB:

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your HAV of $225,000 (because it is higher than total purchase payments and Account Value).

     3.   The GMIB = $929.25 [$4.13 x $225,000 / $1,000].

     Therefore, under this income plan, we guarantee that your monthly income payment will not be less than $929.25.

     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different income plans. In these cases, the GMIB will be different.

Calculate the Enhanced GMIB:

Similarly for the Enhanced GMIB,

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your Roll-Up Benefit Value of $244,334 (because it is higher than total purchase payments,Account Value and HAV).

     3.   The Enhanced GMIB = $1,009.09 [$4.13 x $244,334 / $1,000].

==============================================================================
                                   APPENDIX E
==============================================================================

                     EARNINGS ENHANCEMENT DEATH BENEFIT AND
                  EARNINGS ENHANCEMENT LIFE INSURANCE BENEFIT

     Below are examples of how the Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

     -    The Owner's age last birthday is 55;

     - The Owner purchases a Contract with the Earnings Enhancement Death Benefit Rider or Earnings Enhancement Life Insurance Rider;

     -    The Owner makes an initial purchase payment of $150,000; and

     - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $175,000.

     4.   The standard  Death  Benefit is $200,000 [the greatest of (1), (2) and
          (3)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $20,000 ([.40 x [$200,000 - $150,000] =
          $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $200,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $20,000, for a total payment of $220,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance benefit will be paid directly to the Beneficiary.


Example 2.

     Assume the Account Value is $600,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $300,000.

     4.   The standard  Death  Benefit is $600,000 [the greatest of (1), (2) and
          (3)].

Calculate the benefit under Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $150,000 ([.40 x [$600,000 - $150,000] =
          $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $600,000 and the Earnings Enhancement Death Benefit or Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $150,000, for a total payment of $750,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance benefit will be paid directly to the Beneficiary.

Example 3.

     Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $175,000.

     4.   The standard  Death  Benefit is $175,000 [the greatest of (1), (2) and
          (3)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $0 ([.40 x [$100,000 - $150,000] = $0, but
          not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $175,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $0, for a total payment of $175,000.

==============================================================================
                                   APPENDIX F
                       CONTRACTS ISSUED BEFORE MAY 1, 2002
==============================================================================



     The purpose of this Appendix is to describe differences in Contracts and Riders issued before May 1, 2002, and under certain circumstances, in certain states from those described in this Prospectus. Generally, Contracts issued on or after May 1, 2002, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. In this Appendix, we reference the section of this Prospectus where the distinctions apply. Please contact our Customer Service Center to see if these provisions apply to your Contract and Rider(s).

CONTRACTS ISSUED BEFORE MAY 1, 2002

SECTION 1: "WHAT ARE THE CONTRACTS?"

     You are precluded from allocating additional purchase payments to and making transfers into the SectorSelector Series of Variable Sub-Accounts. (This is also true if you purchased a Contract on or after May 1, 2002, and selected the Foundation Series.)

     The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options.

SECTION 2:  "WHAT ARE MY INCOME PAYMENT OPTIONS?"

     If you purchased your Contract with the Enhanced GMIB Rider, the Roll-Up Benefit is defined as follows:

     Roll-Up Benefit Value. On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment. Thereafter, we calculate interest on the Roll-Up Benefit Value for the current Valuation Period, but not after the Owner attains age 80, at the effective annual interest rate of 5%. We then add to the Roll-Up Benefit Value the dollar amount of any additional purchase payments paid during the current Valuation Period, and then we reduce the Roll-Up Benefit Value proportionately for withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken during the current Valuation Period. The reduction will be made in proportion to the reduction in Account Value that results from a withdrawal. The Roll-Up Benefit Value is subject to a maximum of two times purchase payments, reduced proportionately for any withdrawals
(including  any  associated   surrender   charge  and  Market  Value  Adjustment
incurred).

     Income Plans Available with the GMIB Riders: Income Plan 2 - Fixed Life Annuity with 10 or 20 Years Certain is available.

SECTION 4:  "WHAT ARE MY INVESTEMENT OPTIONS?"

     Fixed Account Investment  Options.  The Minimum Guaranteed Interest Rate is
3%.

SECTION 5:  "WHAT ARE THE EXPENSES UNDER A CONTRACT?"

     Optional Benefit Charges. If you purchased a Contract with one or more of the following optional riders, the following riders are irrevocable: GMIB, Enhanced GMIB and EEDB.

SECTION 9:  "DOES THE CONTRACT HAVE A DEATH BENEFIT?"

     Optional Rider Death Benefits.

     The maximum Accidental Death Benefit is $100,000.


==============================================================================
                                   APPENDIX G
                            ACCUMULATION UNIT VALUES
==============================================================================


     The following Table includes Accumulation Unit values for the period indicated. This data has been extracted from the Variable Sub-Account's financial statements. This information should be read in conjunction with the Variable Sub-Account's financial statements and related notes which are included in the Statement of Additional Information.



                                                                                                Year or Period
                                                                                                Ended 12/31/01
                                                                                                --------------

AIM VARIABLE INSURANCE FUNDS (Series II Shares):

AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period ......................                                       $10.00
Accumulation unit value at end of period ............................                                        $9.88
No. of accumulation units outstanding at end of period ...............                                       9,620

AIM V.I. Core Equity Fund
Accumulation unit value at beginning of period ......................                                        $9.92
Accumulation unit value at end of period ............................                                       $10.89
No. of accumulation units outstanding at end of period ...............                                       3,736

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period ......................                                       $10.02
Accumulation unit value at end of period ............................                                       $10.20
No. of accumulation units outstanding at end of period ...............                                       5,327

AIM V.I. Premier Equity Fund
Accumulation unit value at beginning of period ......................                                        $9.88
Accumulation unit value at end of period ............................                                       $10.60
No. of accumulation units outstanding at end of period ...............                                       4,888

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period ......................                                       $13.88
Accumulation unit value at end of period ............................                                       $13.32
No. of accumulation units outstanding at end of period ...............                                       7,489

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period ......................                                       $12.84
Accumulation unit value at end of period ............................                                       $11.67

No. of accumulation units outstanding at end of period ...............                                       3,308

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period ......................                                        $7.07
Accumulation unit value at end of period ............................                                        $6.11
No. of accumulation units outstanding at end of period ...............                                       5,825

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):

First American International Portfolio
Accumulation unit value at beginning of period ......................                                        $9.98
Accumulation unit value at end of period ............................                                       $10.21
No. of accumulation units outstanding at end of period ...............                                         859

First American Small Cap Growth Portfolio
Accumulation unit value at beginning of period ......................                                        $9.90
Accumulation unit value at end of period ............................                                       $11.51
No. of accumulation units outstanding at end of period ...............                                       2,271

First American Technology Portfolio
Accumulation unit value at beginning of period ......................                                       $10.09
Accumulation unit value at end of period ............................                                       $13.10
No. of accumulation units outstanding at end of period ...............                                          30

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period ......................                                       $10.39
Accumulation unit value at end of period ............................                                        $7.24
No. of accumulation units outstanding at end of period ...............                                       5,957

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period ......................                                       $10.08
Accumulation unit value at end of period ............................                                        $9.69
No. of accumulation units outstanding at end of period ...............                                       1,764

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period ......................                                       $10.05
Accumulation unit value at end of period ............................                                       $10.23
No. of accumulation units outstanding at end of period ...............                                       1,884

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period ......................                                       $10.25
Accumulation unit value at end of period ............................                                        $7.24
No. of accumulation units outstanding at end of period ...............                                       3,394

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period ......................                                        $9.81
Accumulation unit value at end of period ............................                                        $8.68
No. of accumulation units outstanding at end of period ...............                                         995

MFS High Income Series
Accumulation unit value at beginning of period ......................                                        $9.89
Accumulation unit value at end of period ............................                                        $9.61
No. of accumulation units outstanding at end of period ...............                                       1,453

MFS Research Series
Accumulation unit value at beginning of period ......................                                        $9.58
Accumulation unit value at end of period ............................                                        $8.10
No. of accumulation units outstanding at end of period ...............                                       1,629

MFS Total Return Series
Accumulation unit value at beginning of period ......................                                       $11.55
Accumulation unit value at end of period ............................                                       $11.31
No. of accumulation units outstanding at end of period ...............                                       4,298

MFS Capital Opportunities
Accumulation unit value at beginning of period ......................                                       $10.38
Accumulation unit value at end of period ............................                                        $8.35
No. of accumulation units outstanding at end of period ...............                                         915

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period ......................                                       $11.91
Accumulation unit value at end of period ............................                                       $11.06
No. of accumulation units outstanding at end of period ...............                                       3,469

Mid Cap Value Portfolio
Accumulation unit value at beginning of period ......................                                       $14.19
Accumulation unit value at end of period ............................                                       $13.60
No. of accumulation units outstanding at end of period ...............                                       2,730

Value Portfolio
Accumulation unit value at beginning of period ......................                                       $12.88
Accumulation unit value at end of period ............................                                       $12.38
No. of accumulation units outstanding at end of period ...............                                       2,228

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period ......................                                       $10.84
Accumulation unit value at end of period ............................                                       $11.14
No. of accumulation units outstanding at end of period ...............                                       9,941

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period ......................                                       $13.94
Accumulation unit value at end of period ............................                                       $12.11
No. of accumulation units outstanding at end of period ...............                                       3,136

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period ......................                                       $12.36
Accumulation unit value at end of period ............................                                       $13.22
No. of accumulation units outstanding at end of period ...............                                       1,132

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period ......................                                       $10.23
Accumulation unit value at end of period ............................                                        $9.27
No. of accumulation units outstanding at end of period ...............                                       5,701

Money Market Fund
Accumulation unit value at beginning of period ......................                                       $11.19
Accumulation unit value at end of period ............................                                       $11.28
No. of accumulation units outstanding at end of period ...............                                      33,551

Nasdaq - 100 Index (R) Fund
Accumulation unit value at beginning of period ......................                                        $5.29
Accumulation unit value at end of period ............................                                        $4.29
No. of accumulation units outstanding at end of period ...............                                       3,194

All-Cap Growth Fund
Accumulation unit value at beginning of period ......................                                        $7.46
Accumulation unit value at end of period ............................                                        $6.58
No. of accumulation units outstanding at end of period ...............                                       6,421

VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

LIT Growth and Income Portfolio
Accumulation unit value at beginning of period ......................                                        $9.90
Accumulation unit value at end of period ............................                                       $10.64
No. of accumulation units outstanding at end of period ...............                                       5,862

LIT Emerging Growth Portfolio
Accumulation unit value at beginning of period ......................                                        $9.95
Accumulation unit value at end of period ............................                                       $10.66
No. of accumulation units outstanding at end of period ...............                                       1,841




     No Accumulation Unit values are shown for Sub-Accounts investing in the SectorSelector Funds because those Funds were not available under the Contracts until May 1, 2002.



     To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
300 Atlantic Street, 3rd Floor
Stamford, CT  06901

Please send a Statement of Additional Information to me at the following address:


- --------------------------------------------------------
Name


- --------------------------------------------------------
Address

- --------------------------------------------------------
City/State                                     Zip Code


SCPRO081 10/01



Version IV


                                Select Prospectus


                          PROSPECTUS DATED MAY 1, 2002

                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT  06901

     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods (some Guarantee Periods may not be available if you purchased your Contract before May 1, 2002). You can also invest in our Variable Sub-Accounts. Through the Variable Sub-Accounts, you can invest in either the Foundation Series or the SectorSelector(SM) Series of Sub-Accounts. You may not invest in both the Foundation and SectorSelector(SM) Series of Sub-Accounts at the same time.

     The following Trusts are available through the Foundation Series:

     -    AIM Variable Insurance Funds (Series II shares)
     -    The Alger American Fund
     -    First American Insurance Portfolios, Inc. (Class IB shares)
     -    INVESCO Variable Investment Funds, Inc.
     -    MFS(R)Variable Insurance Trust(SM) (Initial Class)
     -    Oppenheimer Variable Account Funds
     -    Sage Life Investment Trust
     -    Van Kampen Life Investment Trust (Class II shares)
     -    The Universal Institutional Funds, Inc.

     The following Trusts are available through the SectorSelector(SM) Series:

     o    AIM Variable Insurance Funds (Series II shares)
     o    INVESCO Variable Investment Funds, Inc.
     o    MFS (R) Variable Insurance Trust (SM) (Service Class)
     o    Oppenheimer Variable Account Funds (Service shares)
     o    Rydex Variable Trust
     o    Sage Life Investment Trust
     o    The Universal Institutional Funds, Inc.


     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     For the first three years only, the Contract imposes surrender charges for withdrawals from or the surrender of the Contract. Expenses for a Contract with short duration surrender charges may have higher Asset-Based Charges than contracts with longer duration surrender charges.

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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                                TABLE OF CONTENTS
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INDEX OF TERMS..............................................................

HIGHLIGHTS .................................................................

FEE TABLE...................................................................

1.     WHAT ARE THE CONTRACTS?..............................................
       Your Options.........................................................
       Transfers............................................................

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?..................................
       Your Choices.........................................................
       Income Payment Amounts...............................................
       Optional Guaranteed Minimum Income Benefit Riders....................

3.     HOW DO I PURCHASE A CONTRACT?........................................
       Initial Purchase Payment.............................................
       Issuance of a Contract...............................................
       Free Look Right to Cancel Your Contract..............................
       Making Additional Purchase Payments..................................
       When We May Cancel Your Contract.....................................

4.     WHAT ARE MY INVESTMENT OPTIONS?......................................
       Purchase Payment Allocations.........................................
       Variable Sub-Account Investment Options..............................
            Foundation Series Variable Sub-Account Investment Options SectorSelector(SM) Series Variable Sub-Account Investment Options
       Fixed Account Investment Options.....................................
       Optional Guaranteed Minimum Account Value Rider (GMAV) .............
       Transfers............................................................
       Transfer Programs....................................................
       Values Under Your Contract...........................................

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?..............................
       Surrender Charge.....................................................
       Transfer Charge......................................................
       Asset-Based Charges..................................................
       Purchase Payment Tax Charge..........................................
       Optional Rider Charges...............................................
       Fund Annual Expenses.................................................
       Additional Information...............................................

6.     HOW WILL MY CONTRACT BE TAXED?.......................................
       Introduction.........................................................
       Taxation of Non-Qualified Contracts..................................
       Taxation of Qualified Contracts......................................
       Transfers, Assignments, or Exchanges of a Contract...................
       Possible Tax Law Changes.............................................

7.     HOW DO I ACCESS MY MONEY?............................................
       Withdrawals..........................................................
       Requesting Payments..................................................

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?...............................
       Yield................................................................
       Total Return.........................................................
       Performance/Comparisons..............................................

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?..............................
       Standard Death Benefit...............................................
       Owner's Death Before the Income Date.................................
       Owner's or Annuitant's Death After the Income Date...................
       Optional Rider Benefits..............................................
       Optional Accidental Death Benefit Rider (ADB)........................
       Optional Enhanced Guaranteed Minimum Death Benefit Rider
            (Enhanced GMDB).................................................
       Optional Earnings Enhancement Death Benefit Rider (EEDB).............
       Optional Earnings Enhancement Life Insurance Rider (EELR) ..........
       Proof of Death.......................................................

10.    WHAT OTHER INFORMATION SHOULD I KNOW?................................
       Parties to the Contract..............................................
       Separate Accounts....................................................
       Modification.........................................................
       Distribution of the Contracts........................................
       Experts..............................................................
       Legal Proceedings....................................................
       Reports to Contract Owners...........................................
       Authority to Make Agreements.........................................
       Financial Statements.................................................

11.    HOW CAN I MAKE INQUIRIES?............................................

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.....
       History and Business.................................................
       Selected Financial Data..............................................
       Management's Discussion and Analysis of Financial Condition
       and Results of Operations...........................................
       Directors and Officers..............................................

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC.............FIN-1

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS...........................A-1

APPENDIX B - MARKET VALUE ADJUSTMENT....................................B-1

APPENDIX C - DOLLAR-COST AVERAGING PROGRAM..............................C-1

APPENDIX D - GUARANTEED MINIMUM INCOME BENEFITS.........................D-1

APPENDIX E - EARNINGS ENHANCEMENT DEATH BENEFIT AND EARNINGS ENHANCEMENT
             LIFE INSURANCE BENEFIT ....................................E-1

APPENDIX F - CONTRACTS ISSUED BEFORE MAY 1, 2002........................F-1

APPENDIX G - ACCUMULATION UNIT VALUES - FOUNDATION SERIES VARIABLE
     SUB-ACCOUNTS...................................................... G-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


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                                 INDEX OF TERMS
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     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

     ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub- Account.

     ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

     CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     EXCESS WITHDRAWAL - An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

     EXPIRATION  DATE -- The  Expiration  Date is the  last  day in a  Guarantee
Period.

     FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     FREE WITHDRAWAL AMOUNT -- A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

     FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

     INCOME DATE -- The Income Date is the date you select for your income payments to begin.

     INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive income payments.

     INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

     OWNER -- The Owner is the person who owns a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

     SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge and Market Value Adjustment.

     VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

     "YOU" OR "YOUR" is the Owner of a Contract.

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                                   HIGHLIGHTS
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     The flexible payment deferred combination fixed and variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchase the Contract you may also choose to purchase any or all of the following optional riders: one of two different guaranteed minimum income benefit riders, a guaranteed minimum account value rider, an accidental death benefit rider, an enhanced guaranteed minimum death benefit rider, and an earnings enhancement death benefit rider or an earnings enhancement life insurance rider.


     The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a Surrender Charge of up to 8%. The Income Phase occurs when you begin receiving income payments from your Contract.

     You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.


     You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract. If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we have deducted on or before the date we received the returned Contract. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charge we have deducted or your purchase payment(s), less any withdrawals previously taken. If required by law to return the purchase payment less withdrawals, and if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account until the Free Look Period ends. See "How Do I Purchase a Contract?"


     The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

     If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center are shown on the cover page of this prospectus.

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                               FEE TABLE
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     The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)....None

Surrender Charge(1) (as a percentage of purchase payments withdrawn or surrendered)

                APPLICABLE              APPLICABLE SURRENDER
               CONTRACT YEAR             CHARGE PERCENTAGE
               -------------             -----------------
                    1                           8%
                    2                           6%
                    3                           4%
                    4 and thereafter            0%

Maximum Transfer Charge(2)
     First 12 transfers in a Contract Year...............................$ 0
     After 12th transfer in a Contract Year..............................$25

Annual Administration Charge............................................None

     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.


VARIABLE ACCOUNT ANNUAL EXPENSES
(deducted daily as percentage of the assets of the Variable Account)


Mortality and Expense Risk Charge
  and Account Fees and Expenses (3)....................................1.65%

OPTIONAL BENEFIT ANNUAL EXPENSES(deducted monthly as percentage of your Variable and Fixed Account Values)


     Guaranteed Minimum Income Benefit Rider Charge.......................0.20%
     Enhanced Guaranteed Minimum Income Benefit Rider Charge..............0.35%
     Guaranteed Minimum Account Value Rider Charge (4)....................0.55%
     Accidental Death Benefit Rider Charge................................0.05%
     Earnings Enhancement Death Benefit Rider Charge......................0.25%
     Enhanced Guaranteed Minimum Death Benefit Rider Charge...............0.20%


(1) You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) the excess of 10% of your total purchase payments over all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments received, less prior withdrawals taken subject to surrender charges). Any amount in (i) not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred in that Contract Year).


     Because the Free Withdrawal Amount is not considered a liquidation of purchase payments, if you surrender your Contract during the same Contract Year you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount. See "What Are The Expenses Under A Contract?"

(2)  Currently, we do not assess a transfer charge.


(3) Throughout this Prospectus and in your Contract this charge is referred to as "Asset-Based Charges."


(4) The maximum charge for this rider is shown above. We will determine the charge for this rider each time we declare guaranteed interest rates for the Fixed Account. The charge will be determined by the level of interest rates and our expected costs in providing this rider. Generally, an increase in interest rates will result in a reduction of the Guaranteed Minimum Account Value Rider Charge. Conversely, a decrease in interest rates will generally result in an increase in the Guaranteed Minimum Account Value Rider Charge. The Guaranteed Minimum Account Value Rider Charge for your Capital Protection Fixed Sub-Account will remain the same for the Guarantee Period of the Capital Protection Fixed Sub-Account you select.

(5)  Earnings  Enhancement  Life  Insurance  Rider:  We assess a charge  for the
     Earnings Enhancement Life Insurance Rider which is equal, on an annual basis, to 0.25% of your Variable and Fixed Account Values. Currently, we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract.


FUND CHARGES


     The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2001 or estimated for the year ending December 31, 2002 (as applicable) are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue. The annual expenses of the Funds in the tables below and the Examples which follow them are based on data provided by the respective underlying Trusts. We have not independently verified such data.




                                                                                            TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)     MAXIMUM 12b-1 FEES)
- ----                         --------------  ------  --------------  --------------     -----------------

                                           FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
  AIM V.I. Government
    Securities Fund..........     0.50%      0.25%      0.58%            1.33%             1.33%
  AIM V.I. Core Equity Fund (1)   0.61       0.25       0.21             1.07              1.07
  AIM V.I. International Growth
    Fund (1).................     0.73       0.25       0.32             1.30              1.30

  AIM V.I. Premier Equity Fund(1) 0.60       0.25       0.25             1.10              1.10
THE ALGER AMERICAN FUND:
  Alger American MidCap
    Growth Portfolio.........     0.80       N/A       0.08             0.88               0.88
  Alger American Income &
    Growth Portfolio.........     0.625      N/A       0.095            0.72               0.72
  Alger American Small
    Capitalization Portfolio.     0.85       N/A       0.07             0.92               0.92
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
  International
    Portfolio                     0.37(2)    0.25       0.98             1.60(3)           2.33
   Small Cap Growth
    Portfolio                     0.00(2)    0.25       0.98             1.23(3)           3.77
   Technology Portfolio           0.00(2)    0.25       0.98             1.23(3)           2.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.: (4)
  INVESCO VIF - Growth Fund..     0.85       N/A        0.67(5)          1.52(5)           2.32
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07              1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06              1.06
  INVESCO VIF-Technology Fund     0.75       N/A        0.32             1.07              1.07
MFS(R) VARIABLE INSURANCE TRUST(SM)  (Initial Class):
  MFS Investors Trust Series.     0.75       N/A        0.15             0.90(6)           0.90
  MFS High Income Series.....     0.75       N/A        0.16(7)          0.91(6)           1.01
  MFS Research Series........     0.75       N/A        0.15             0.90(6)           0.90
  MFS Total Return Series....     0.75       N/A        0.14             0.89(6)           0.89
  MFS Capital Opportunities
    Series...................     0.75       N/A        0.16(7)          0.91(6)           0.96
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Global Value Equity Portfolio   0.67       N/A        0.48             1.15              1.28(8)
  Mid Cap Value Portfolio.....    0.70       N/A        0.35             1.05              1.10(8)
  Value Portfolio.............    0.47       N/A        0.38             0.85              0.93(8)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
  Oppenheimer Bond Fund/VA....    0.72       N/A        0.05             0.77              0.77
  Oppenheimer Capital
    Appreciation Fund/VA......    0.64       N/A        0.04             0.68              0.68
  Oppenheimer Main Street Small Cap
    Fund/VA..................     0.75       N/A        0.30             1.05              1.05
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund*.(9)  0.38        0 (10)    0.17             0.55              1.51
  Money Market Fund(9)........    0.48        N/A       0.17             0.65              1.30
  Nasdaq-100 Index(R) Fund** (9)  0.80        0 (10)    0.05             0.85              1.66
  All-Cap Growth Fund (9).....    0.99        0 (10)    0.11             1.10              2.03
VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
  LIT Growth and Income Portfolio 0.60       0.25       0.15             1.00              1.00
  LIT Emerging Growth Portfolio   0.70       0.25       0.06             1.01              1.01


(1) Effective May 1, 2002 the following Fund names will change: AIM V.I. Growth and Income Fund becomes AIM V.I. Core Equity Fund, AIM V.I. International Equity Fund becomes AIM V.I. International Growth Fund, and AIM V.I. Value Fund becomes AIM V.I. Premier Equity Fund.

(2) Management fees before waivers are 1.10%, 0.70% and 0.70% respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. Other Expenses for the year ended December 31, 2001, before reimbursement, for the Small Cap Growth Portfolio and the Technology Portfolio were 2.82% and 1.79%, respectively.

(3) Certain service providers have contractually agreed to waive management fees or otherwise pay other expenses until December 31, 2002, so that the total operating expenses do not exceed 1.60%, 1.23% and 1.23%, respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2002.

(4) The Funds' actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement.

(5) Certain expenses of the Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's other expenses and total annual expenses for the year ended December 31, 2001 would have been 1.47% and 2.32%, respectively of the Fund's average net assets.

(6) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal 0.89% for the Investors Trust Series; 0.90% for the High Income Series; 0.89% for the Research Series; 0.88% for the Total Return Series; and 0.90% for the Capital Opportunities Series.

(7) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: High Income Series - 0.15% and Capital Opportunities Series - 0.15%. These contractual fee arrangements will continue until May 1, 2003 with the consent of the board of trustees which oversees the series. Without this reimbursement the "Other Expenses" would be 0.26% for the High Income Series and 0.21% for the Capital Opportunities

(8) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses of the Portfolios will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.48%, and 1.28% with respect to the Global Value Equity Portfolio; 0.75%, 0.35% and 1.10% with respect to the Mid Cap Value Portfolio; and 0.55%, 0.38% and 0.93% with respect to the Value Portfolio.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver of reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; 0.65%, 0%, 0.65% and 1.30% with respect to the Money
     Market Fund; 0.85%, 0.25%, 0.56% and 1.66% with respect to the Nasdaq-100 Index(R) Fund; and 1.10%, 0.25%, 0.68% and 2.03% with respect to the All-Cap Growth Fund.

(10) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.


* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES

                                                                                            TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)     MAXIMUM 12b-1 FEES)
- ----                       --------------  ------  --------------  --------------     -----------------

                                               SECTORSELECTOR (SM) SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
  AIM V.I. International Growth
   Fund (1)..................     0.73       0.25       0.32             1.30                1.30
  AIM V.I. Global Utilities
    Fund.....................     0.65       0.25       0.42             1.32                1.32
  AIM V.I. New Technology Fund..  0.81       0.15(2)    0.49             1.45 (2)            1.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.(3):
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07                1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06                1.06
  INVESCO VIF- Technology Fund    0.75       N/A        0.32             1.07                1.07
  INVESCO VIF-Telecommunications
    Fund ...................      0.75      N/A         0.34             1.09                1.09
MFS(R) VARIABLE INSURANCE TRUST SM) (Service Class):
  MFS High Income Series.....     0.75       0.25       0.16(5)          1.16(4)             1.26
  MFS Utilities Series.......     0.75       0.25       0.18             1.18(4)             1.18
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Van Kampen UIF Active International
   Allocation Portfolio .......   0.27(6)    N/A        0.88(6)          1.15                1.68(6)
  Van Kampen UIF U.S. Real
   Estate Portfolio...........    0.75(6)    N/A        0.35(6)          1.10                1.15(6)
OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Shares):
  Oppenheimer Bond Fund/VA....    0.72       0.25       0.05             1.02                1.02
  Oppenheimer Global Securities
    Fund/VA ------------------    0.64       0.25(7)    0.06             0.95(7)             0.95
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund* (9)..0.38        0(8)      0.17             0.55                1.51
  Money Market Fund (9) ......    0.48        N/A       0.17             0.65                1.30
RYDEX VARIABLE TRUST:
  Rydex VT Technology Fund.....   0.85%       N/A       1.49             2.34                2.34
  Rydex VT Financial Services
   Fund ........................  0.85%       N/A       1.34             2.19                2.19
  Rydex VT Health Care Fund       0.85        N/A       1.38             2.23                2.23
  Rydex VT Leisure Fund           0.85        N/A       1.13             1.98                1.98
  Rydex VT Consumer Products Fund 0.85        N/A       1.22             2.07                2.07
  Rydex VT Retailing Fund         0.85        N/A       1.39             2.24                2.24
  Rydex VT Energy Fund            0.85        N/A       1.20             2.05                2.05
  Rydex VT Energy Services Fund   0.85        N/A       1.21             2.06                2.06
  Rydex VT Transportation Fund    0.85        N/A       1.31             2.16                2.16
  Rydex VT Basic Materials Fund   0.85        N/A       1.10             1.95                1.95
  Rydex VT Precious Metals Fund   0.75        N/A       1.43             2.18                2.18
  Rydex VT Telecommunications
   Fund ........................  0.85        N/A       1.40             2.25                2.25


(1) Effective May 1, 2002 the name of the AIM V.I. International Equity Fund will change to AIM V.I. International Growth Fund.

(2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Total Annual Expenses to 1.45%. Prior to reimbursement, the Rule 12b-1 fee would have been .25%.

(3) The Funds' actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangements.

(4) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses (after fee waivers and reimbursements, as applicable)" would be lower, and would be estimated to be: 1.15% for High Income Series and 1.17% for Utilities Series.

(5) MFS has contractually agreed, subject to reimbursement, to bear the High Income series' expenses such that "Other Expenses (after reimbursements, as applicable) do not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. If this agreement had not been in place, "Other Expenses" for the High Income Series would have been 0.26%.

(6) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses of the Portfolios will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.88% and 1.68% with respect to the Active International Allocation Portfolio and 0.80%, 0.35%, and 1.15% with respect to the U.S. Real Estate Portfolio.

(7) Effective May 1, 2002 the distribution and/or service fees were changed from 0.15% to 0.25%. For the year ended December 31, 2001, the "Rule 12b-1 Fees" and "Total Annual Expenses" were 0.15% and 0.85% respectively.

(8) A Rule 12b-1 Plan (the "Plan") has been adopted by the S&P500 Equity Index Fund pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; and 0.65%, 0%, 0.65% and 1.30% with respect to the Money Market Fund.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


EXAMPLES


     The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and expense reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the assumed average Account Value is $30,000, and that you have invested all your money in the Variable Account.


     You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year; however, we currently do not assess the Transfer Charge. See "Transfer Charge."

     The assumed 5% annual rate of return is hypothetical. You should not consider it to be representative of past or future annual returns; both may be greater or less than this assumed rate.

     The examples shown reflect 12b-1 fees where such fees are currently imposed. To the extent that a Fund has adopted a Rule 12b-1 plan but no 12b-1 payments were made in the year 2001 and none are anticipated to be made in 2002, the expense examples do not reflect such fees. If such fees were imposed the expense numbers would be higher than those currently shown below.

     The examples reflect the charges for the following optional riders (which is the most expensive way to purchase the Contract): Enhanced Guaranteed Minimum Income Benefit Rider, the maximum charge for the Guaranteed Minimum Account Value Rider, Enhanced Guaranteed Minimum Death Benefit Rider, Accidental Death Benefit Rider, and Earnings Enhancement Death Benefit Rider. Your expenses would be less than the expenses in the examples if you purchase none or fewer than all of the optional riders.

     You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.



                                                                 1. IF YOU SURRENDER YOUR CONTRACT   2. IF YOU DO NOT SURRENDER YOUR
                                                                        AT THE END OF EACH           CONTRACT  OR YOU ANNUITIZE YOUR
                                                                            TIME PERIOD                 CONTRACT AT THE END OF EACH
                                                                                                              TIME PERIOD
                                                                  ---------------------------------   -----------------------------

                                                                 1 Year   3 Year  5 Year   10 Year  1 Year  3 Year  5 Year  10 Year
                                                                 ------   ------  ------   -------  ------  ------  ------  --------

FUND
----
FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund                                 125      177     229       463      45      137     229      463
AIM V.I. Core Equity Fund                                           123      169     217       441      43      129     217      441
AIM V.I. International Growth Fund                                  125      176     227       460      45      136     227      460
AIM V.I. Premier Equity Fund                                        123      170     218       444      43      130     218      444
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                              121      163     208       425      41      123     208      425
Alger American Income & Growth Portfolio                            119      159     200       411      39      119     200      411
Alger American Small Capitalization Portfolio                       121      165     209       428      41      125     209      428
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
First American International Portfolio                              128      184     241       485      48      144     241      485
First American Small Cap Growth Portfolio                           124      174     224       455      44      134     224      455
First American Technology Portfolio                                 124      174     224       455      44      134     224      455
INVESCO VARIABLE INVESTMENT FUDNS, INC.:
INVESCO VIF - Growth Fund                                           127      182     238       478      47      142     238      478
INVESCO VIF - Financial Services Fund                               123      169     217       441      43      129     217      441
INVESCO VIF - Health Sciences Fund                                  123      169     216       440      43      129     216      440
INVESCO VIF - Technology Fund                                       123      169     217       441      43      129     217      441
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class):
MFS Investors Trust Series                                          121      164     208       427      41      124     208      427
MFS High Income Series                                              121      164     209       427      41      124     209      427
MFS Research Series                                                 121      164     208       427      41      124     208      427
MFS Total Return Series                                             121      164     208       426      41      124     208      426
MFS Capital Opportunities Series                                    121      164     209       427      41      124     209      427
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                            120      160     202       415      40      120     202      415
Oppenheimer Capital Appreciation Fund/VA                            119      157     198       407      39      117     198      407
Oppenheimer Main Street Small Cap Fund/VA                           122      168     216       439      42      128     216      439
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                           117      154     192       396      37      114     192      396
Money Market Fund                                                   118      157     197       405      38      117     197      405
Nasdaq-100 Index(R)Fund                                             120      162     206       422      40      122     206      422
All-Cap Growth Fund                                                 123      170     218       444      43      130     218      444
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                                       123      171     220       448      43      131     220      448
Mid Cap Value Portfolio                                             122      168     216       439      42      128     216      439
Value Portfolio                                                     120      162     206       422      40      122     206      422
VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
Growth and Income Portfolio                                         122      167     213       435      42      127     213      435
Emerging Growth Portfolio                                           122      167     214       436      42      127     214      436


SECTORSELECTOR (SM) SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. International Growth Fund                                  125      176     227       460      45      136     227      460
AIM V.I. Global Utilities Fund                                      125      176     228       462      45      136     228      462
AIM V.I. New Technology Fund                                        127      180     234       473      47      140     234      473
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF - Financial Services Fund                               123      169     217       441      43      129     217      441
INVESCO VIF - Health Sciences Fund                                  123      169     216       440      43      129     216      440
INVESCO VIF - Technology Fund                                       123      169     217       441      43      129     217      441
INVESCO VIF - Telecommunications Fund                               123      170     217       443      43      130     217      443
MFS(R) VARIABLE INSURANCE TRUST (Service Class):
MFS High Income Series                                              124      172     221       449      44      132     221      449
MFS Utilities Series                                                124      172     222       450      44      132     222      450
OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Shares):
Oppenheimer Bond Fund/VA                                            122      167     214       437      42      127     214      437
Oppenheimer Global Securities Fund/VA                               121      165     211       431      41      125     211      431
RYDEX VARIABLE TRUST:
Rydex VT Technology Fund                                            136      206     275       542      56      166     275      542
Rydex VT Financial Services Fund                                    134      202     268       531      54      162     268      531
Rydex VT Health Care Fund                                           134      203     270       534      54      163     270      534
Rydex VT Leisure Fund                                               132      196     259       515      52      156     259      515
Rydex VT Consumer Products Fund                                     133      198     263       522      53      158     263      522
Rydex VT Retailing Fund                                             135      203     270       535      55      163     270      535
Rydex VT Energy Fund                                                133      198     262       520      53      158     262      520
Rydex VT Energy Services Fund                                       133      198     262       521      53      158     262      521
Rydex VT Transportation Fund                                        134      201     267       529      54      161     267      529
Rydex VT Basic Materials Fund                                       132      195     257       513      52      155     257      513
Rydex VT Precious Metals Fund                                       134      201     268       530      54      161     268      530
Rydex VT Telecommunications Fund                                    135      203     271       536      55      163     271      536
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                           117      154     192       396      37      114     192      396
Money Market Fund                                                   118      157     197       405      38      117     197      405
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Van Kampen UIF Active Internatioal Allocation Portfolio             123      171     220       448      43      131     220      448
Van Kampen UIF U.S. Real Estate Portfolio                           123      170     218       444      43      130     218      444


THERE IS AN ACCUMULATION UNIT VALUE HISTORY (CONDENSED FINANCIAL INFORMATION) CONTAINED IN APPENDIX G PERTAINING TO THE FOUNDATION SERIES SUB-ACCOUNTS.
==============================================================================

1.  WHAT ARE THE CONTRACTS?
==============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

     Under the terms of the Contract, we promise to pay you income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before you purchase since the tax- qualified retirement plan itself provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract.

     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits. Expenses for a Contract with short duration surrender charges may have higher Asset-Based Charges than contracts with longer duration surrender charges.

YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." See "Variable Sub-Account Investment Options." We offer two series of Variable Sub-Account Investment Options. One series is called Foundation. The other series is called SectorSelector(SM). All Contracts issued before May 1, 2002 invest in the Foundation Series. You may only invest in one of these two series of Variable Sub-Accounts under your Contract, but not both. In addition, once selected you may not make transfers from one series to the other series. Both series may not be available through all distributors.


     We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Options." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." For Contracts issued on or after May 1, 2002, we currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. See Appendix F for Contracts purchased before May 1, 2002. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment." The Fixed Account and/or certain Guarantee Periods may not be available in your state.

     We also offer you six optional riders for an additional charge - the Guaranteed Minimum Income Benefit Rider ("GMIB"), the Enhanced Guaranteed Minimum Income Benefit Rider ("Enhanced GMIB"), the Guaranteed Minimum Account Value Rider ("GMAV"), the Enhanced Guaranteed Minimum Death Benefit Rider ("Enhanced GMDB"), the Accidental Death Benefit Rider ("ADB"), and the Earnings Enhancement Death Benefit Rider ("EEDB"). In addition, as an alternative to the EEDB, you can select the Earnings Enhancement Life Insurance Rider ("EELR"). We do not currently deduct the charge for the EELR Rider from your Contract. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?", "What Are My Investment Options?" and "Does the Contract Have A Death Benefit?"



TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

     -    From one Variable Sub-Account to another Variable Sub-Account;

     -    From a Fixed Sub-Account to a Variable Sub-Account; or

     -    From a Variable Sub-Account to a Fixed Sub-Account.


     If you are investing in the SectorSelector(SM) Series, currently you may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the Money Market Sub-Account.



==============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
==============================================================================

YOUR CHOICES

     You have several choices to make concerning your income payments. First, you choose the Income Date when you want income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. If you do not select an Income Date, the Income Date will be the first day of the first calendar month following the Annuitant's 95th birthday. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

     The available income plans are (the descriptions of the plans assume you are the Annuitant):

     - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, then we will only make one payment.

     - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period. If you die during the period certain elected, the Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

     - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If both you and the second person die after the first payment and before the second payment, then we will make only one payment.

     - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select (which may be from 5 to 30 years). However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period. The Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

     - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any single premium annuity we offer on the Income Date for which you and the Annuitant are eligible.

     There may be adverse tax consequences if you make a partial withdrawal during the Income Phase.


     See Appendix F for Contracts issued before May 1, 2002.


INCOME PAYMENT AMOUNTS

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and period certain (if any), and if applicable upon the age and sex of a second person you designate. The rates we apply will never be lower than the Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%. If you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Account Value on that date in one sum.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     The GMIB riders are optional riders that ensure, if you satisfy a rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. We offer two such riders. You may choose either the GMIB or the Enhanced GMIB; you may not choose both under the same Contract. Each rider is described in the following paragraphs.

     Guaranteed Minimum Income Benefit Rider ("GMIB"). Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular income plan and frequency of payment, we determine the GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule to the greater of: (a) the Highest Anniversary Value (described below), or (b) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces Account Value.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. On the Income Date, we will calculate an anniversary value for each Contract Anniversary on or before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB Rider. An anniversary value for a Contract Anniversary equals:


     -    the Account Value on that Contract Anniversary;

     - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

     - reduced by the proportion that any withdrawal taken since that Contract Anniversary (including applicable surrender charges and Market Value Adjustments) reduces Account Value.

     Enhanced GMIB. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the Enhanced GMIB. For a particular Income Plan and frequency of payment, we determine the Enhanced GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Contract Schedule to the greatest of (a) the Roll-Up Benefit Value,
(b) the Highest Anniversary Value, or (c) 100% of the sum of all purchase payments made under the Contract reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces the Account Value.

     We then compare the Enhanced GMIB to what we would pay you if you had not elected the Enhanced GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value for the Enhanced GMIB Rider is determined in the same manner as it is for the GMIB Rider. The Roll-Up Benefit Value is calculated as follows.


     - On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment.

     - Thereafter, we calculate a new Roll-Up Benefit Value for each Valuation Period by: (1) adding interest at the effective annual interest rate of 5% to the immediately preceding Roll-Up Benefit Value, but not after the Owner attains age 80, (2) adding the dollar amount of any additional purchase payments paid during the Valuation Period, and (3) making a reduction for any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken during the Valuation Period. The reduction will be made on a dollar-for-dollar basis (i.e. each dollar withdrawal results in a corresponding dollar reduction in the Roll-Up Benefit Value) as long as the sum of your withdrawals in a Contract Year is 5% or less of the Roll-Up Benefit Value on the most recent Contract Anniversary. Once you take a withdrawal that causes the sum of your withdrawals in that Contract Year to exceed 5% of the Roll-Up Benefit Value on the most recent Contract Anniversary, the reduction for the amount in excess of 5% will be made in proportion to the reduction in the Account Value that results from the withdrawal amount in excess of 5%.

     If you purchased your Contract before May 1, 2002, see Appendix F regarding the calculation of the Roll-Up Benefit Value.


     We show examples of how both GMIB riders work in Appendix D.

     FURTHER INFORMATION ABOUT THE GMIB RIDERS. The remaining information in this Section applies to both GMIB riders except as indicated.


     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue a GMIB rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The following conditions apply:

     - The surviving spouse must elect to continue the Contract instead of electing to receive distribution of the death benefits.

     - For purposes of determining the "Effective Date" provision in the rider, the Effective Date is the Valuation Date the new Owner elects to continue the rider (when the election is received at our Customer Service Center).

     - For purposes of determining the Highest Anniversary Value and the sum of all purchase payments made under the Contract for the GMIB calculation, we initially set both these values to equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider.

     - The calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

     - As to the Enhanced GMIB Rider only, for purposes of determining the Roll-Up Benefit Value we initially set it equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

     All of the other terms and conditions of the riders will continue as before the new Owner elected to continue the rider.


     WHEN MAY YOU ELECT INCOME PAYMENTS UNDER THE GMIB RIDERS? You may take income payments using the GMIB Rider on any Contract Anniversary, or the thirty-day period that follows a Contract Anniversary, only after (a) the Annuitant has attained age 60, and (b) the Contract has been in effect (i) for seven years for the GMIB Rider, and (ii) for ten years for the Enhanced GMIB Rider.

     If you have elected a GMIB rider but you do not meet the conditions shown above as of the Income Date, then all income payments going forward will be calculated without regard to the GMIB rider.

     INCOME PLANS AVAILABLE WITH THE GMIB RIDERS. You may elect to use the GMIB riders with the following Income Plans in your Contract:


     -    Income Plan 1. Fixed Life Annuity;

     -    Income Plan 2. Fixed Life Annuity with 10 Years Certain; and

     -    Income Plan 3. Fixed Joint and Last Survivor Annuity.


     You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB riders.

     TERMINATION OF THE GMIB RIDERS. The GMIB Riders will terminate on the date of the first of the following events:

     o    the Contract is surrendered;

     o the death of the Owner if the Contract or the GMIB Rider is not continued under the Contract Continuation Option;

     o the death of the surviving spouse if the Contract or the GMIB Rider is continued under the Contract Continuation Option; and

     o on or after the Income Date, if an Income Plan not eligible under this benefit is elected or income payments cease for any reason.

     You may terminate the GMIB Riders if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined and limited in the Waiver of Surrender Charge Rider. If you choose to terminate the GMIB Rider, you must send a written request to our Customer Service Center. If you purchased your Contract before May 1, 2002, see Appendix F regarding the termination of the GMIB Riders.


     OTHER GMIB TERMS AND CONDITIONS

        -     The GMIB must be purchased at time of application;

        - The Annuitant must be age 80 or younger at the time your Contract is issued;

        - A GMIB rider may be terminated by the Owner only under limited circumstances. Charges for a GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

        - If there are multiple Owners, we will use the age of the oldest Owner to determine any benefits.

        - If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as the Owner to determine any benefits and will use the Annuitant's age in determining such benefits.

     IMPORTANT CONSIDERATIONS REGARDING THE GMIB RIDERS. While a GMIB rider does provide a guaranteed minimum amount of income, a GMIB RIDER MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB riders completely and analyze them thoroughly before you purchase a GMIB rider.

     - A GMIB rider does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

     - Once purchased, the GMIB may be terminated by the Owner only under limited circumstances. See "Termination of the GMIB Riders" above. Before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under a GMIB rider using the applicable Monthly Income Rate per $1,000, the GMIB rider charges will still be assessed.

     - The GMIB rider in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

     -    The GMIB riders may not be approved in all states.


==============================================================================
3.  HOW DO I PURCHASE A CONTRACT?
==============================================================================

INITIAL PURCHASE PAYMENT

     You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 90 years old on the Contract Date. We require a minimum initial purchase payment of $15,000.

ISSUANCE OF A CONTRACT

     Once we receive your initial purchase payment and your completed application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you or your registered representative to get the necessary information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. In some cases we can issue a Contract without receiving a signed application. In those cases, we will send an "Application/Confirmation" form with the issued Contract, and ask you to sign and return it to us to verify the terms of the Contract. Your Contract Date will be the date we issue your Contract at our Customer Service Center. We reserve the right to reject any application and/or purchase payment.

FREE LOOK RIGHT TO CANCEL YOUR CONTRACT

     During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we may have deducted on or before the date we receive your returned Contract at our Customer Service Center. We do no refund charges other than the Purchase Payment Tax Charge . If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charges we have deducted, or your purchase payments less any withdrawals previously taken. Where required by law to refund the purchase payments (less withdrawals), we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options?"


MAKING ADDITIONAL PURCHASE PAYMENTS

     At any time before the Income Date, you may make additional purchase payments of $250 or more. A lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center. You may make additional purchase payments for as little as $100 under EFT (Electronic Funds Transfer).


     We will accept additional purchase payments as shown below:

======================       =================================================
CONTRACT TYPE                       RESTRICTIONS ON ACCEPTANCE OF
                                    ADDITIONAL PURCHASE PAYMENTS
- ----------------------     -------------------------------------------------

Non-Qualified                Accepted until the earlier of the year in which
Contract                     you or the Annuitant attains age 90.
- ----------------------     -------------------------------------------------
Qualified                    Accepted until the year in which you attain age
Contract                     90, except for annual contributions to a
                             traditional IRA which are accepted until the year
                             in which you attain age 70 1/2.
======================       =================================================

     We reserve the right to reject any additional purchase payments.

     You must obtain our prior approval before you make a purchase payment that causes the cumulative purchase payments for all annuities that you maintain with us to exceed $1,000,000 In such cases, we reserve the right to apply certain limitations and/or restrictions on the Contract as conditions to our acceptance, including limiting the Free Withdrawal Amount or the Death Benefit under the Contract and restricting Sub-Accounts that will be available to you. Other limitations and/or restrictions may apply.

     We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we received it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     We may require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if required by law to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purpose under the Contract.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

     Through the Variable Sub-Accounts, you can invest in specific Funds. You may invest in either the Foundation Series of Funds or the SectorSelector(SM) Series of Funds. You must choose one series of Funds or the other; you may not invest in both series under the same Contract. In addition, once selected you may not make transfers from one series to the other series. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.


     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust or Fund. You should read the Trusts' or Fund's prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust or Fund prospectuses with your Contract.

The following Funds are available under the Contract:



                                                           FOUNDATION SERIES


        AIM VARIABLE INSURANCE FUNDS (Series II Shares)

        AIM V.I. Government Securities Fund
        AIM V.I. Core Equity Fund (formerly AIM V.I. Growth and Income Fund) AIM V.I. International Growth Fund (formerly AIM V.I. International
           Equity Fund)
        AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)

          Adviser: A I M Advisors, Inc.

        THE ALGER AMERICAN FUND

        Alger American Mid-Cap Growth Portfolio
        Alger American Income & Growth Portfolio
        Alger American Small Capitalization Portfolio

          Adviser: Fred Alger Management, Inc.

        FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

        Small Cap Growth Portfolio
        Technology Portfolio
        International Portfolio

          Adviser: U.S. Bancorp Asset Management, Inc. Clay Finlay Inc. is the sub-adviser for the International Portfolio.

        INVESCO VARIABLE INVESTMENT FUNDS, INC.

        INVESCO VIF - Financial Services Fund
        INVESCO VIF - Growth Fund (formerly INVESCO VIF-Blue Chip Growth Fund) INVESCO VIF - Health Sciences Fund INVESCO VIF - Technology Fund

          Adviser: INVESCO Funds Group, Inc.

        MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

        MFS Investors Trust Series
        MFS High Income Series
        MFS Research Series
        MFS Total Return Series
        MFS Capital Opportunities Series

          Adviser: MFS Investment Management(R)

        OPPENHEIMER VARIABLE ACCOUNT FUNDS

        Oppenheimer Bond Fund/VA
        Oppenheimer Capital Appreciation Fund/VA
        Oppenheimer Main Street Small Cap Fund/VA

          Adviser: OppenheimerFunds, Inc.

        SAGE LIFE INVESTMENT TRUST

        S&P 500 Equity Index Fund
        Money Market Fund
        Nasdaq - 100 Index(R) Fund
        All-Cap Growth Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

        Global Value Equity  Portfolio
        Mid Cap Value Portfolio
        Value Portfolio

          Adviser: Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen.

       VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

       LIT Growth and Income Portfolio
       LIT Emerging Growth Portfolio


          Adviser: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.



SECTORSELECTOR(SM) SERIES

     If you are investing in SectorSelector(SM) Series, you currently may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the Money Market Sub-Account.


AIM VARIABLE INSURANCE FUNDS (Series II Shares)

        AIM V.I. Global Utilities Fund
        AIM V.I. International Growth Fund
        AIM V.I. New Technology Fund

          Adviser: A I M Advisors, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

       INVESCO VIF Financial Services Fund
       INVESCO VIF Health Sciences Fund
       INVESCO VIF Technology Fund
       INVESCO VIF Telecommunications Fund

          Adviser: INVESCO Funds Group, Inc.

MFS (R) VARIABLE INSURANCE TRUST (Service Class)

       MFS High Income Series
       MFS Utilities Series

          Adviser: MFS Investment Management(R)

OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Class)

       Oppenheimer Bond Fund/VA
       Oppenheimer Global Securities Fund/VA

          Adviser: OppenheimerFunds, Inc.

RYDEX VARIABLE TRUST

       Rydex VT Technology Fund
       Rydex VT Financial Services Fund
       Rydex VT Health Care Fund
       Rydex VT Leisure Fund
       Rydex VT Consumer Products Fund
       Rydex VT Retailing Fund
       Rydex VT Energy Fund
       Rydex VT Energy Services Fund
       Rydex VT Transportation Fund
       Rydex VT Basic Materials Fund
       Rydex VT Precious Metals Fund
       Rydex VT Telecommunications Fund

          Adviser: Rydex Global Advisors

SAGE LIFE INVESTMENT TRUST:

      S&P 500 Equity Index Fund
      Money Market Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors sub-advises the S&P 500 Equity Index Fund. Conning Asset Management Company sub-advises the Money Market Fund.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

      Van Kampen UIF Active International Allocation Portfolio
      Van Kampen UIF U.S. Real Estate Portfolio

          Adviser: Morgan Stanley Asset Management, Inc., which does business in certain instances using the name Van Kampen.



     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non- investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors.


FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may establish "DCA Fixed Sub-Accounts" for our Dollar-Cost Averaging Program.

     HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, AT THE TIME WE DECLARE GUARANTEED INTEREST RATES, OUR GUARANTEED INTEREST RATES WILL NEVER BE LESS THAN 2.25% LESS THAN THE BENCHMARK RATE PER YEAR, BUT NEVER LESS THAN OR EQUAL TO 0%. (IF YOU PURCHASED YOUR CONTRACT BEFORE MAY 1, 2002, OR RESIDE IN CERTAIN STATES, SEE APPENDIX F REGARDING THE GUARANTEED MINIMUM INTEREST RATE). YOUR GUARANTEED INTEREST RATES MAY DIFFER FROM THE DESCRIPTIONS ABOVE BECAUSE OF THE REQUIREMENTS OF THE STATE WHERE WE ISSUED YOUR CONTRACT. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

     BENCHMARK RATE. The Benchmark Rate is based on the United States Treasury STRIPS yields provided to us by an independent pricing service of our choice as of the date we declare interest rates. "STRIPS" is an acronym for Separate
Trading of Registered Interest and Principal of Securities and are the most common type of Zero Coupon Bond offered by the United States Treasury. The applicable term (length of time from issuance to maturity) of the STRIPS is the same as the duration of the Guarantee Period. If no STRIPS are available for such term, STRIPS of the next shortest term are used. If the United States Treasury discontinues offering any of the applicable certificates of indebtedness upon which STRIPS are based, or if there is any disruption in the market for STRIPS that would have an impact on our ability to obtain market valuations for such instruments, we will substitute a comparable Benchmark Rate.

     GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. If you purchased your Contract before May 1, 2002, or reside in certain states, certain Guarantee Periods are not available. See Appendix F. We may offer different Guarantee Periods and may discontinue offering certain Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.


     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

     - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

     - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires (but not beyond your Income
          Date).

     - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

     - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

     - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

     Ordinarily:

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

     We will apply a Market Value Adjustment as follows:

     - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

     - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

     - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account or amount surrendered. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                                N/365
                             [(1+I)/(1+J+.0025)]       - 1

        Where:

          I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

          J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

          N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     The Fixed Account may not be available in your state. Contact our Customer Service Center for availability.


     Examples of how the Market Value Adjustment works are shown in Appendix B.

     GUARANTEED MINIMUM ACCOUNT VALUE RIDER (GMAV Rider). The GMAV Rider guarantees that if the GMAV Rider is in force on the Expiration Date of the Capital Protection Fixed Sub-Account you selected (or the next Valuation Date if the Expiration Date is not a Valuation Date) and if the Account Value of your Contract is less than the Guaranteed Minimum Account Value, then we will automatically credit your Account Value to equal the Guaranteed Minimum Account Value. This credit will be allocated to the Money Market Sub-Account unless you request otherwise.

     Capital Protection Fixed Sub-Account: The GMAV Rider is currently available with three different options reflecting the duration you choose. The several durations available are known as Capital Protection Fixed Sub-Accounts and are sub-accounts of our Fixed Account. The Capital Protection Fixed Sub-Account's beginning date is the date the GMAV Rider becomes effective. Currently, we offer 5, 7 and 10 year Capital Protection Fixed Sub- Accounts. We may add additional Capital Protection Fixed Sub-Accounts or may discontinue offering one or more in the future. On the effective date of the GMAV Rider, we require that you allocate:

     o at least 65% of your Account Value to the 5 year Capital Protection Fixed Sub-Account;

     o at least 50% of your Account Value to the 7 year Capital Protection Fixed Sub-Account; or

     o at least 30% of your Account Value to the 10 year Capital Protection Fixed Sub-Account.

     You may allocate the portion of your Account Value not allocated to the Capital Protection Fixed Sub-Account among the available Fixed and/or Variable Sub-Accounts at your discretion.

     Guaranteed Minimum Account Value: For purposes of this benefit, the Guaranteed Minimum Account Value is equal to:

     o    the Account Value on the effective date of the GMAV Rider;

     o reduced proportionately for any withdrawals from the Contract (including any associated surrender charge and market value adjustment incurred) made on or after the effective date of the GMAV Rider and before the expiration date of the Capital Protection Fixed Sub-Account you selected.

Termination of the GMAV Rider:

     The GMAV Rider terminates on the earliest of the following occurrences:

     1.   The Expiration Date of the Capital Protection Fixed Sub-Account;

     2.   You surrender your Contract;

     3. The death of an Owner if the Contract is not continued under the Contract Continuation Option; and

     4.   The Income Date.

     Once purchased, the GMAV Rider may be terminated only under limited circumstances. You may terminate the GMAV Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. It is possible that you could pay for the GMAV Rider for one or more years and not receive the benefits if certain events occur before the Expiration Date of the Capital Protection Fixed Sub-Account.

Important Considerations Regarding the GMAV Rider:

     o The GMAV Rider provides a guaranteed minimum account value if the terms and conditions of the rider are met. The GMAV Rider is most appropriate for investors with low risk tolerance. You should understand the GMAV Rider completely and analyze it thoroughly before purchasing the benefit.

     o As with other aspects of your Contract, you should consult your qualified financial adviser in evaluating the GMAV Rider.

Terms and Conditions of the GMAV Rider:

     o While the GMAV Rider is in force, you cannot change the Capital Protection Fixed Sub- Account.

     o We reserve the right to restrict additional purchase payments under the Contract while the GMAV Rider is in force. Currently, we do not permit you to make additional purchase payments under your Contract while the GMAV Rider is in force.

     o You cannot transfer Account Value from the Capital Protection Fixed Sub-Account.

     o While the GMAV Rider is in force, we reserve the right to restrict transfers between a Fixed Sub-Account and a Variable Sub-Account and between Fixed Sub-Accounts.

     o You cannot have more than one Capital Protection Fixed Sub-Account in force with your Contract at any one time.

     o If you request a withdrawal, we will make the withdrawal proportionately from the Capital Protection Fixed Sub-Account and any other Sub-Accounts in which you are invested. A Market Value Adjustment may apply, as well as any applicable surrender charges.

     o The GMAV Rider may not be approved in your state. Contact our Customer Service Center regarding availability.


TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to make transfers is restricted until the Free Look Period ends. See "Purchase Payment Allocations." The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account before its Expiration Date ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     In addition, we reserve the right to restrict transfers:

     - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

     - if the transfer results in more than one trade involving the same Sub-Account in a 30-day period; or

     - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).


     If you are investing in the SectorSelector(SM) Series, currently you may make only one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts and the Money Market Sub-Account.


     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub- Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     TELEPHONE  TRANSACTIONS.  You  may  request  transfers  or  withdrawals  by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and
(c) posting a Contract transaction history on our website which you may access at any time.

     THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.


TRANSFER PROGRAMS

     DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

     Once elected, dollar-cost averaging remains in effect until:

     -    the Income Date;

     -    you surrender the Contract;

     - the value of the Sub-Account from which transfers are being made is depleted; or

     -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     ASSET ALLOCATION PROGRAM. An optional asset allocation program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix on a calendar quarter basis to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed. The transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.


VALUES UNDER YOUR CONTRACT

     ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

     -    the performance of the Variable Sub-Accounts you have selected;

     -    interest credited on amounts you allocated to the Fixed Account;

     -    any additional purchase payments; and

     -    charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, and any applicable Purchase Payment Tax Charge.

     VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub- Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period for which the value is being determined.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b)and then subtracting (c) where:

     (a)  is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

     (c)  is the daily Asset-Based Charge.

     The net investment factor may be more or less than, or equal to, one.

     FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

     - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

     -    interest at the Guaranteed Interest Rate; MINUS

     -    any transfers from the Sub-Account; MINUS

     - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

     -    any charges allocated to the Sub-Account.

     We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

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5. WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

     SERVICES AND BENEFITS WE PROVIDE INCLUDE:

     - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

     -    the death benefit paid on the death of the Owner;

     -    the available  investment options,  including  dollar-cost  averaging,
          asset  allocation,   automatic  portfolio  rebalancing,   IRA  partial
          withdrawal programs, and systematic partial withdrawal programs;

     -    administration of the income plans available under the Contracts; and

     -    the distribution of various reports to Owners.

     COSTS AND EXPENSES WE INCUR INCLUDE:

     - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

     -    sales and marketing expenses; and

     -    other costs of doing business.

     RISKS WE ASSUME INCLUDE:

     - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

     - that the amount of the death benefit will be greater than Account Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may also deduct a charge for taxes. See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

     -    the size of a group;

     -    the total amount of purchase payments to be received from a group;

     -    the purposes for which the Contracts are purchased;

     -    the nature of a group for which the Contracts are purchased; and

     -    any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

     If you make an Excess Withdrawal or surrender your Contract during the first three Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 8% in the first Contract Year, and declines until it reaches 0% in the fourth Contract Year.


     If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. (The Free Withdrawal Amount is not considered a liquidation of purchase payments for purposes of determining surrender charges.) For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."


     The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

     EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge is 8%, you have requested a withdrawal of $3,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $15,000, your current Account Value is $15,750, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

     (a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% x $15,000 = $1,500); and

     (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments (unliquidated purchase payments are equal to purchase payments received, less prior withdrawals taken subject to surrender charges) ($15,750 - $15,000 = $750).

     Therefore, the Free Withdrawal Amount is $1,500. A surrender charge will apply to the excess of $3,000 over $1,500. The surrender charge equals $120.00 (8.0% x $1,500).


     Immediately after the $3,000 withdrawal is made, the Account Value is $12,630 (15,750 - 3,000 - 120). The unliquidated purchase payments are $13,500 (15,000 - 1,500). Therefore, if you surrender your Contract during the same Contract Year that the full Free Withdrawal was made, the surrender charge is $1,080 ($13,500 x 8%).

     Any amount in (a) not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred in that Contract Year). The Free Withdrawal Amount is not considered a liquidation of purchase payments. If you surrender your Contract during the same Contract Year that you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount.

     WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

     We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in the Waiver of Surrender Charge rider to the Contract.

ANNUAL ADMINISTRATION CHARGE

     None! There are no annual administration charges under the Contracts.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset- Based Charges from the Variable Sub-Accounts in which you are invested. The maximum charges are:

                                             ANNUAL             DAILY
                                             CHARGE             CHARGE
                                             ------             ------
All Contract Years                            1.65%             .004558%

     We do not assess these charges against any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.

OPTIONAL RIDER CHARGES

     We will deduct an additional charge if you purchase one or more of the optional riders. The charges for the riders are calculated as a percentage of the Account Value on the date of deduction. On the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase, the charge is deducted in proportion to the Sub-Accounts in which you are invested. You may request the termination of the ADB and Enhanced GMDB at any time during the Accumulation Phase. During the Accumulation Phase, you may terminate any of the other optional riders under limited circumstances. Once terminated, charges for an optional rider are no longer assessed. If a surviving spouse elects to continue the Contract following the death of the original Owner, the surviving spouse may elect not to continue any riders, and no rider charges would therefore be assessed. The charges for each of the riders are as follows:

Guaranteed Minimum Income Benefit Rider: 0.20% annually, 0.0166% monthly

Enhanced Guaranteed Minimum Income Benefit Rider: 0.35% annually, 0.0291% monthly

Guaranteed Minimum Account Value Rider: (maximum charge) 0.55% annually, 0.0458% monthly

     The maximum charge for the GMAV Rider is shown. We will determine the current charge for the GMAV Rider each time we declare guaranteed interest rates for the Fixed Sub-Accounts. The charge for your GMAV rider will be shown in your Contract Schedule and will remain the same for the Guarantee Period of your Capital Protection Fixed Sub-Account. We reserve the right to assess different charges for different Capital Protection Fixed Sub-Accounts.

Earnings Enhancement Death Benefit Rider: 0.25% annually, 0.0208% monthly

Enhanced Guaranteed Minimum Death Benefit Rider: 0.20% annually, 0.0166% monthly

Accidental Death Benefit Rider: 0.05% annually, 0.0041% monthly.

Earnings Enhancement Life Insurance Rider ("EELR" Rider):

     The charge for this rider is 0.25% annually, 0.0208% monthly of your Fixed and Variable Account Values. The charge is calculated on the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase. Unlike the other optional benefit riders, currently we do not deduct this charge from your Contract. The charge for this Rider must be paid for through funds outside your Contract (electronically in United States currency through a United States financial institution). If payment of the charge for this rider is not received when due, a Grace Period of 31 days will be allowed for you to pay the charge. We will send you a notice at the start of the Grace Period at your last known address. The Grace Period will end 31 days after we mail the notice, at which time this rider will terminate without value. See "Does the Contract Have a Death Benefit? - Optional Earnings Enhancement Life Insurance Rider."


FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 4.50%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. New Broker-dealers or those who meet certain productivity and profitability standards may be eligible for additional compensation.

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6. HOW WILL MY CONTRACT BE TAXED?
==============================================================================

THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


INTRODUCTION

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS


     NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code (the "Code"), the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.


     WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non- Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

     - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

     - We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

     -    made on or after the taxpayer reaches age 59 1/2;

     -    made on or after the death of an Owner;

     -    attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

     -    from purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income.

     The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply. However, the EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay income tax on the death benefit paid under the EELR Rider.

     Certain optional death benefits (see "Optional Rider Death Benefits") may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.


     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION  OF QUALIFIED CONTRACTS

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

     - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP") which also accepts employer contributions.

     - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

     -    Roth  IRA  --   allows   eligible   individuals   to  make   after-tax
          contributions of with no tax on qualifying distributions.

     CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.


     TAX PENALTY ON CERTAIN WITHDRAWALS. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after you reach age 59 1/2;

     (2)  paid after you die;


     (3) paid if you become totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

     (5)  paid for certain allowable medical expenses (as defined in the Code);

     (6)  paid on account of an IRS levy upon the qualified Contract;

     (7)  paid from an IRA for medical insurance (as defined in the Code);

     (8)  paid from an IRA for qualified higher education expenses; or

     (9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined by the Code).

     We have provided a more complete discussion in the Statement of Additional Information.


     TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     DEATH BENEFITS. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the Accumulation Phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain optional rider death benefits which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAs) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

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7. HOW DO I ACCESS MY MONEY?
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     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub- Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

     - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

     - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. (Any amount in excess of the free withdrawal amount may be subject to a surrender charge. See "Surrender Charge.") An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The IRS has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.


     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

     - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     - the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

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8. HOW IS CONTRACT PERFORMANCE PRESENTED?
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     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven- day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN


     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. . Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits (the least expensive way to buy the Contract) and we also show standard performance that reflects the charges for the optional benefits (the most expensive way to buy the Contract).


     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.


     We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.


PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

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9. DOES THE CONTRACT HAVE A DEATH BENEFIT?
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     Your Contract provides a death benefit for your Beneficiary if you die before the Income Date. You may purchase up to three optional death benefit riders. In addition, you may purchase an Earnings Enhancement Life Insurance Rider ("EELR") as an alternative to the Earnings Enhancement Death Benefit Rider ("EEDB").

STANDARD DEATH BENEFIT

     If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greater of:

     - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business
          Day); or

     - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value.

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request and have paid the death benefit. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue ("Contract Continuation Option"), in which case we will continue the Contract subject to the following conditions:

     (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

     (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

     (3) If the optional EELR Rider is in force at the time of the Owner's death, and the spousal Beneficiary elects to continue the Contract as the new Owner, he or she may elect to have some or all of this rider's benefit applied to the Contract as an additional purchase payment.

     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the death benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     Unless transferred to the Fixed Account, the death benefit in the Variable Account remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary. If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant as the death of an Owner and the distribution of the death benefit as described above will be administered as if the Beneficiary was the new Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

OPTIONAL RIDER BENEFITS

     You may also purchase up to three additional, optional death benefit riders: the Accidental Death Benefit Rider, the Enhanced Guaranteed Minimum Death Benefit Rider, and the Earnings Enhancement Death Benefit Rider. In addition, you may purchase the Earnings Enhancement Life Insurance Rider as an alternative to the Earnings Enhancement Death Benefit Rider. As to each of the riders, they may be purchased only at the time of Contract application. We will pay the benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of death of the Owner, or of the Annuitant if the Owner is not a natural person. One or more of the riders may not be available in all states. Please take advantage of the guidance of a qualified financial adviser in evaluating each of the optional benefit riders, as well as all other aspects of the Contract. See the riders for the specific terms and conditions of each benefit.

OPTIONAL ACCIDENTAL DEATH BENEFIT RIDER ("ADB Rider")

     The ADB Rider provides that, under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:


     -    the purchase payments made; MINUS

     - any withdrawals (including any associated surrender charge and Market Value Adjustment incurred), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day).

     The maximum benefit is $250,000. If you purchased your Contract with an ADB Rider prior to May 1, 2002, see Appendix F for the maximum benefit applicable to your Contract.

     To qualify for this benefit, the Owner's death must occur:

     (1)  before the first Contract  Anniversary after the Owner attains age 80;
          and

     (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.


     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. You may terminate the ADB Rider at any time by notifying our Customer Service Center.

     THE OPTIONAL ADB RIDER IS NOT AVAILABLE FOR IRA, ROTH IRA and SIMPLE IRA CONTRACTS.

     OPTIONAL ENHANCED GUARANTEED MINIMUM DEATH BENEFIT RIDER ("Enhanced GMDB Rider")

     You may enhance the Contract's standard death benefit by purchasing the optional Enhanced GMDB Rider. You must be age 79 or younger at the time the Contract is issued. The Enhanced GMDB Rider may provide a higher death benefit than the standard death benefit described above. The Enhanced GMDB provides that the death benefit calculation will include the Highest Anniversary Value in the calculation of the Contract Death Benefit.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death excluding, however, Contract Anniversaries that come after the Owner attains age 85. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

     If the Contract is continued under the Contract Continuation Option, the calculation of the Highest Anniversary Value will exclude all anniversary values for Contract anniversaries prior to the date the surviving spouse becomes the new Owner.

Important Considerations Regarding the Enhanced GMDB Rider

     - The Enhanced GMDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market increases resulting in your Account Value at death being greater than the Enhanced GMDB will result in no GMDB being payable.

     - You may terminate the Enhanced GMDB Rider at any time by notifying our Customer Service Center.


OPTIONAL EARNINGS ENHANCEMENT DEATH BENEFIT RIDER ("EEDB Rider")


     You may enhance the Contract's standard death benefit by purchasing the optional EEDB Rider (sometimes referred to in marketing materials as "Protection Plus"). The EEDB Rider may provide an additional death benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:


     a)   is your Account Value on the date of calculation;

     b)   is the Net Purchase Amount; and

     c) is the Benefit Rate (the Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 80).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make, and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Earnings Enhancement Death Benefit will not exceed the Maximum Benefit Amount. That amount is your benefit rate (40% or 25%, as the case may be) times 250% for issue ages 0-69 or 100% for issue ages 70-80, times the difference between the Net Purchase Amount and any purchase payments made in the 12 months before the Covered Person's death. You must be age 80 or younger at the time the Contract is issued.


     PLEASE NOTE THAT IF YOUR ACCOUNT VALUE HAS DECLINED SUCH THAT IT IS EQUAL TO OR LESS THAN THE NET PURCHASE AMOUNT, NO EARNINGS ENHANCEMENT DEATH BENEFIT WILL BE PAYABLE.

     We show examples of the EEDB Rider in Appendix E.


     Important Considerations Regarding the EEDB Rider

     - No amount is payable if you die after the Income Date or after you surrender the Contract.

     - The EEDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Earnings Enhancement Death Benefit being payable.

     - Once purchased, the EEDB Rider may be terminated only under limited circumstances. You may terminate the EEDB Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. Once terminated, charges for the EEDB Rider are no longer assessed. See Appendix F if you purchased your Contract before May 1, 2002.

     - Under this Rider, if the investment performance of the Funds are such as would result in a standard death benefit that is sufficient for your needs, the charges for this Rider will still be assessed.


EARNINGS ENHANCEMENT LIFE INSURANCE RIDER ("EELR Rider")

     As an alternative to the EEDB Rider, you may also supplement the Contract's standard death benefit by purchasing the optional EELR Rider (sometimes referred to in the marketing materials as "Protection Plus Life"). The EELR Rider may provide an additional life insurance benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Life Insurance benefit in the same way as we determine the Earnings Enhancement Death Benefit described above.

Important Considerations Regarding the EELR Rider:

     - The EELR Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no EELR Rider benefit being payable.

     - No benefit is payable if you die after the Income Date or after you surrender the Contract.

     - The EELR Rider only provides a benefit upon death. There is no cash value benefit available.

     - If the Owner dies by suicide within two years from the effective date of the rider, then no benefit will be paid.

     - If the monthly charge for the EELR Rider is not paid when due, a 31 day Grace Period will be allowed to pay the charge. The Grace Period will end 31 days after notice is sent to your last known address by the Company. If payment is not made by the end of the Grace Period, the rider will terminate without any benefit being payable. If death occurs during the Grace Period, the rider benefit will be payable less any EELR Rider charges owed to us.

     - The EELR Rider may not be available in your state. Contact our Customer Service Center regarding availability.



     Important Distinctions Between the EEDB Rider and the EELR Rider. You should fully understand the features of the EEDB Rider and EELR Rider and analyze them thoroughly before you purchase either rider. THESE BENEFITS MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

     - The benefit paid under the EEDB Rider will be subject to Federal income taxation as earnings on the Contract.

     - The EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay Federal income taxes on the death benefit paid under the rider.

     - The charge for the EEDB Rider is a percentage of your Account Value and is deducted from your Account Value.

     - We currently require that you pay the charge for the EELR Rider electronically in United States currency through a United States financial institution. In other words, this charge must be paid for through funds outside of your Contract. We will initiate the processing of the electronic funds transfer on the Calculation Date. The Calculation Date is the Contract Date and each corresponding monthly date thereafter, or the next following Valuation Date if that date is not a Valuation Date. The charge will be deducted from the designated account on that date or on the next day on which your financial institution is processing electronic fund payments. We reserve the right to provide either alternate or additional methods of payment in the future.


Other Considerations Concerning Optional Death Benefit and Life Insurance Riders

     o If there are joint Owners, we will use the age of the oldest Owner to determine the applicable death benefit. Any applicable death benefit will be payable on the first death to occur.

     o If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

     RIDER CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue any or all of these optional death benefit or life insurance riders. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Valuation Date we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age.

     - ACCIDENTAL DEATH BENEFIT RIDER. The ADB Rider's initial benefit will be set equal to the beginning Account Value on the Business Day on which the new Owner elects to continue this rider. If the benefit payable is due to the accidental death of the original Owner, no further benefit is payable for accidental death within 180 days of the original Owner's death or accidental death arising from the same accident which resulted from the original Owner's death.

     - EARNINGS ENHANCEMENT DEATH BENEFIT AND EARNINGS ENHANCEMENT LIFE INSURANCE RIDERS. For purposes of determining the Net Purchase Amount, it is initially set equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit or allow any person other than the Owner to exercise any rights under the Contract. We will accept one of the following items:

     1.   An original certified copy of an official death certificate; or

     2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3.   Any other proof satisfactory to us.

     See "How Will My Contract Be Taxed?" for further discussion of the tax treatment of death benefits.

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10. WHAT OTHER INFORMATION SHOULD I KNOW?
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PARTIES TO THE CONTRACT

     THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

     THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

     If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

     If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

     THE BENEFICIARY - Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

     One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

     You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

     CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

     THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

     When permitted by applicable law, we may modify the Contracts as follows:

     -    deregister the Variable Account under the 1940 Act;

     - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

     - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

     - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

     -    combine the Variable Account with other separate accounts; and

     -    combine a Variable Sub-Account with another Variable Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub- account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub- Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS


     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of The Sage Variable Annuity Account A at December 31, 2001 and for each of the two years in the period then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


LEGAL PROCEEDINGS

     Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS


     Audited financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2001.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2001, 2000 and 1999 and for each of the three years in the period ended December 31, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.


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11. HOW CAN I MAKE INQUIRIES?
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     You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

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12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
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HISTORY AND BUSINESS

General

     Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has applied to the New York Insurance Department for an insurance license.

     We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of the preferred stock it acquired for the common stock. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

     SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

     Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

     We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

     Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

     Our initial marketing focus has been to distribute our products through banks and financial planning companies and regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

     The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA"- (Very Strong) by Fitch Ratings. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of our ratings were downgraded from their current levels, sales of our products and our relationships with distributors could be adversely affected.

Competition

     We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

     At December 31, 2001, we had 65 salaried employees. Many of these employees also perform duties for affiliated companies.


SELECTED FINANCIAL DATA

     The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2001 presentation.

                                                  2001            2000           1999            1998            1997
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
        Statement of Operations Data:
        Revenues:
           Net investment income              $  2,108,497     $ 1,888,172    $ 1,290,196    $  1,243,522    $    989,494
           Realized capital gains                   14,088               -              -             -                 -
           Administrative service fees              39,260          49,940         37,671             -                 -
           Contract charges and fees               108,986           3,979            861             -                 -
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total revenues                    2,270,831       1,942,091      1,328,728     1,243,522           989,494

        Benefits and expenses:
            Contract owner benefits              1,078,918         490,964              -             -                 -
            Acquisition expenses             (      50,182)              -              -             -                 -
            Goodwill amortization expense          217,378         234,468        234,468       548,818           325,406
            General   and    administrative      8,303,361       5,969,108      5,521,186     1,263,678         1,015,874
            expenses
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total benefits and expenses       9,549,475       6,694,540      5,755,654     1,812,496         1,341,280
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------

        Loss   before   cumulative   effect     (7,278,644)     (4,752,449)    (4,426,926)     (568,974)         (351,786)
        adjustment

        Cumulative effect adjustment for
           change                                        -               -     (4,269,488)            -                 -
           in accounting for development
           costs
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
                Net loss                      $ (7,278,644)   $ (4,752,449)    $(8,696,414)   $ (568,974)     $   (351,786)
                                                (4,752,449)

                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Written Premiums  (1)
               Gross
                                              $68,900,272     $  21,109,921    $ 79,942       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============
               Net
                                              $28,930,652     $   7,003,766    $ 75,742       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Balance Sheet Data:
        Total Assets                          $114,237,585    $ 54,726,227    $31,736,580     $36,542,531     $ 36,688,739

                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Liabilities                     $ 82,330,012    $   22,209,130  $   233,435    $     70,474      $  3,486,311
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Stockholder's Equity            $ 31,907,573    $ 32,517,097    $31,503,145    $36,472,057     $ 33,202,428
                                             ================ ============== ============== =============== ===============

     (1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.



MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

     Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from contract owners are flat fees assessed on each contract's anniversary date. Accordingly, they vary according to the number of contracts in force during the course of the year.

     Net investment income includes interest earned on separate account assets allocated to options in the fixed account by contract owners. The increases in net investment income and contract owner benefits reflect the increase in total separate account assets supporting the options in the fixed account.

     Before June 30, 2000, we sold a limited number of contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Although premiums continue to show significant growth, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

     The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 65 at December 31, 2001 as compared to 38 at December 31, 2000, and 24 at December 31, 1999.

     We do not currently reflect the benefits of deferred federal income taxes in our results.


Liquidity and Capital Resources

     Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and the funding of our daily operations. Our cash needs have been met primarily through capital contributions from Sage Life Holdings, as well as through interest income on the invested assets of the general account.

     We expect that our cash needs will continue in order to support our underwriting and marketing activities. Our ultimate parent, Sage Group, a publicly traded South African financial services group, has stated that our operations are of key strategic importance to Sage Group's business plans and that they intend to take the actions necessary to meet our liquidity needs. Sage Group is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs other than through capital issues in foreign currency. Sage Group's current ability to issue stock outside of South Africa has been hindered by a recent devaluation of the South African rand relative to the United States dollar and a decrease in their stock price reflective of a general decline of financial services stocks in South Africa. Sage Group is actively exploring a variety of alternatives for providing for our current and future cash needs, including by issuing new capital to strategic investors of Sage Life Holdings and/or its affiliates or through the issuance of new Sage Group capital in the international markets. Sage Group and its affiliates are currently engaging in discussions with potential strategic investors and providers of such capital. However, there can be no assurance that Sage Group will be successful in these efforts, as Sage Group has not yet finalized negotiations with any strategic investor.

     Our future marketing efforts and results of operations could be adversely affected if Sage Life Holdings and/or its affiliates are unable to raise additional funding for us. Based on our business expansion plans, Sage Life Holdings and/or its affiliates will require outside financing towards the end of the first quarter of 2003 to enable us to maintain the minimum $25,000,000 capital and surplus requirements stipulated in the terms of the Preferred Stock Agreement with Swiss Re. Under the Preferred Stock Purchase Agreement, as amended, we are required to maintain statutory-basis capital and surplus of at least $25,000,000. Should our statutory-basis capital and surplus fall below $25,000,000, and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval, each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. Should this occur, there can be no assurance that our current business strategy will be maintained. In addition, we have made a commitment to the Michigan Insurance Department to maintain statutory capital and surplus of at least $25,000,000.

     With regard to contract owners, our obligation under their contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the contracts to which they relate, are not chargeable with any of our other liabilities.

Reinsurance

     In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement we cede a significant portion of our variable business to Swiss Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

     In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks

     Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

     The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.

Critical Accounting Policies

     We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance agreement, and unearned revenue over the life of our contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2001, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of contracts in force. Assumptions about future experience have not been revised.

Investments

     Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

     We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

     We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department,under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

     In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

     Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

     Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

     On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, our total adjusted capital exceeded RBC requirements.

     Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.

Directors and Executive Officers of the Company

     The following are the Directors and Executive Officers of the Company:


                                Position with Sage, Year of
          Name, Age                      Election                     Other Principal Positions for Past Five Years
------------------------------ ------------------------------ ---------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------------------------------------------

Ronald S. Scowby, 63           Director, January 1997         Chairman and Trustee,  Sage Life Investment  Trust,  July 1998
                               to December 2001; Chairman,    to September 2001;  President,  Chief Executive Officer,  Sage
                               February 1998 to December      Life  Assurance  of America  Inc.,  January  1997 to  February
                               2001                           1998;  Director,  President,  Chief  Executive  Officer,  Sage
                                                              Management  Services (USA),  Inc., June 1996 to December 1999;
                                                              Owner, Sheldon Scowby Resources July 1995 to June 1996

Robin I. Marsden, 36           Director,   January  1997  to  President and Trustee,  Sage Life Investment  Trust, July 1998
                               present;  President and Chief  to present;  Director,  Sage Distributors,  Inc., January 1998
                               Executive  Officer,  February  to August 2001 and February 2002 to present;  President,  Sage
                               1998 to present                Distributors,   Inc.  February  2002  to  present;   Director,
                                                              January  1997  to  present,   President  and  Chief  Executive
                                                              Officer,  February  1998 to  present,  Sage  Insurance  Group,
                                                              Inc.;  Chief Investment  Officer and Chief Financial  Officer,
                                                              Sage Life Holdings, Ltd., November 1994 to January 1998

H. Louis Shill, 71             Director, January 1997         Chairman,  Sage Life Assurance of America,  Inc.  January 1997
                               to present; Chairman           to  February  1998;  Chairman,  Sage  Insurance  Group,  Inc.,
                               December 2001 to present       January  1997  to  present;  Founder,   Chairman,  Sage  Group
                                                              Limited, 1965 to present

Paul C. Meyer, 49              Director,   January  1997  to  Partner, Clifford Chance Rogers & Wells, 1986 to present present


Richard D. Starr, 57           Director,   January  1997  to  Chairman and Chief Executive Officer,  Financial  Institutions
                               present                        Group,  Inc.,  October  1978 to  present;  Vice  Chairman  and
                                                              Director, ABN Amro Financial Services, Inc.

Dr. Meyer Feldberg, 60         Director,   January  2000  to  Dean/Professor,   Columbia   University   Graduate  School  of
                               present                        Business,  July 1989 to present;  Chairman and Director,  Sage
                                                              Life  Assurance  Company  of New  York;  Director  of  Revlon,
                                                              Inc., Federated Department Stores,  Primedia, and Paine-Webber
                                                              Mutual Funds

John A. Benning, 67            Director,   April   2000   to  Senior Vice President and General Counsel,  Liberty  Financial
                               present                        Companies,  1986 to 2000;  Director  of ICI  Mutual  Insurance
                                                              Company and T.T. International U.S.A. Feeder Trust

Mitchell R. Katcher, 48        Director, December 1997 to     Vice President, Sage Life Investment Trust, July 1998 to
                               present; Senior Executive      present; Director, Sage Distributors, Inc., January 1998 to
                               Vice President and Chief       August 2001; Treasurer, July 1997 to present, Senior
                               Actuary May 1997 to present;   Executive Vice President, December 1997 to present, Sage
                               Chief Financial Officer, May   Insurance Group, Inc.
                               1997 to October 2000



Lincoln B. Yersin, 38          Executive  Vice  President  -  President,  Sage  Distributors,  September  2000  to  present;
                               Marketing,   National   Sales  Executive Vice President,  Sage Insurance Group,  Inc. January
                               Manager,    May    1999    to  2001  to  February   2002;   President,   AmSouth   Investment
                               February 2002                  Services,  Inc., June 1993 to May 1999; Senior Vice President,
                                                              AmSouth Bancorporation, June 1993 to May 1999


Jeffrey C. Gordon, 40          Senior Vice President and      Senior  Vice  President  and  Chief  Financial  Officer,  Sage
                               Chief Financial Officer,       Insurance   Group  Inc.,   October  2000  to  present;   Chief
                               October 2000 to present        Financial  Officer and  Treasurer,  Sage  Distributors,  Inc.,
                                                              February  2002  to  present;  Controller,  Frontier  Insurance
                                                              Group,  Inc.,  January 1999 to September 2000; Senior Manager,
                                                              Ernst & Young LLP, January 1988 to December 1998


Nancy F. Brunetti, 39          Executive Vice President and   Executive  Vice  President and Chief  Administrative  Officer,
                               Chief Administrative           Sage   Insurance   Group  Inc.,   January   2001  to  present;
                               Officer, January 2001 to       Consultant,  NFB  Consulting,  January 2000 to December  2000;
                               present                        Executive Vice President and Chief Operating Officer,  January
                                                              1998 to December 1999 and Senior Vice  President  January 1996
                                                              to December 1997, American Skandia Life Assurance Corporation

     All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.

Executive Compensation

     The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                      Other Annual            All Other
        Name and Principal Position           Year        Salary        Bonus         Compensation(1)      Compensation(2)
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  Robin I. Marsden                            2001     $390,750     $108,800       $  17,850           $  132,179
  (Chief Executive Officer)                   2000      354,750      100,000          17,850              119,399
                                              1999      322,500      150,000          16,800               38,018

  Ronald S. Scowby (3)                        2001     $       -     $       -      $     -             $    -
  (Former Chairman, President                 2000             -       75,000             -                56,538
    and CEO)                                  1999      354,167       200,000         16,800               42,484

  Mitchell R. Katcher                         2001     $318,750      $150,000       $  17,850           $   20,535
  (Senior Executive Vice                      2000      293,750       137,500          17,850               17,824
    President and Chief Actuary)              1999      268,750       150,000          16,800               30,456

  Lincoln Yersin(4)                           2001     $199,750      $150,000        $ 17,850           $    3,124
  (Former Executive Vice President            2000      186,250       150,000          13,300               47,191
     Marketing and National Sales
     Manager)                                 1999      116,667       100,000              -               124,692

  Jeffrey C. Gordon                           2001     $ 205,250     $ 40,000        $  4,525           $  100,229
  (Senior Vice President and
     Chief Financial Officer)

  Nancy F. Brunetti                           2001       $ 279,500   $   34,375            -            $   31,000
  (Executive Vice President and
      Chief Administrative Officer)

(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers: Mr. Marsden: 2001, $23,179 - contribution to non-qualified retirement plan, $109,000 - deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399 - contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

     Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company.

     Mr. Katcher: 2001, $20,535 - contribution to non-qualified retirement plan; 2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

     Mr. Yersin: 2001, $3,124 - contribution to non-qualified retirement plan; 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576
     - moving expenses.

     Mr. Gordon: 2001, $43,750 - recruitment bonus, $4,528 - contribution to non-qualified retirement plan; $51,951 - moving expenses.

     Ms. Brunetti: 2001, $25,000 - recruitment bonus, $6,000 - commuter allowance.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

(4)  Mr. Yersin's employment with the Company terminated February 27, 2002.


Employment Contracts

     Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

     Mr. Gordon and SIGI are parties to an agreement dated September 11, 2000. The agreement provides for Mr. Gordon's title and duties with SIGI and the Company, sets forth his initial annual remuneration, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Mr. Gordon is eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provides that he is eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provides that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2001, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002. In addition, in the event of a "change of control," if Mr. Gordon is terminated, or if he elects to terminate his employment, he will be entitled to receive his basic salary and benefits for a further twelve months, and will be entitled to a pro-rata bonus for the period up to such termination based on his prior year's bonus. Ordinary vesting under any benefit or incentive plan arising in this twelve-month period will also continue. The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

     Effective December 5, 2001, Mr. Scowby resigned as director and chairman of Sage Life and prior to resigning was paid $12,833 per month for these services. In addition, he was paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2001 was $27,093. He was also provided with certain retirement benefits and was eligible to participate in a long-term incentive plan to be established by SIGI.

Certain Relationships and Related Transactions

     Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance Rogers & Wells. Since 1997, the Company has retained Clifford Chance Rogers & Wells, and its predecessor firm, Rogers & Wells, to provide legal counseling to the Company.



                      Sage Life Assurance of America, Inc.

                              Financial Statements

SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

New York, NY
March 15, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
ASSETS

Investments:

  Fixed maturity securities available for sale..............  $ 13,652,254    $ 14,660,769

  Equity securities available for sale......................     1,097,000              --
                                                              ------------    ------------

Total investments...........................................    14,749,254      14,660,769

Cash and cash equivalents...................................     9,383,386       9,949,167

Accrued investment income...................................       272,954         243,111

Receivable from affiliates..................................     1,081,710       1,700,014

Deferred federal income taxes...............................            --         146,530

Reinsurance receivables.....................................       746,661         290,302

Deferred acquisition costs..................................     2,569,876         327,720

Goodwill....................................................     5,776,300       5,993,678

Other assets................................................       774,863         103,761

Separate account assets.....................................    78,882,581      21,311,175
                                                              ------------    ------------

Total assets................................................  $114,237,585    $ 54,726,227
                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred gain from modified coinsurance agreement.........  $  1,283,790    $    318,028

  Unearned revenue..........................................         6,024             901

  Deferred federal income taxes.............................        60,807              --

  Accrued expenses and other liabilities....................     2,096,810         579,026

  Separate account liabilities..............................    78,882,581      21,311,175
                                                              ------------    ------------

Total liabilities...........................................    82,330,012      22,209,130

Stockholder's equity:

  Common stock, $2,500 par value, 1,000 shares authorized,
     issued and outstanding.................................     2,500,000       2,500,000

  Additional paid-in capital................................    50,937,804      44,671,161

  Deficit...................................................   (21,648,267)    (14,369,623)

  Accumulated other comprehensive gain (loss)...............       118,036        (284,441)
                                                              ------------    ------------

Total stockholder's equity..................................    31,907,573      32,517,097
                                                              ------------    ------------

Total liabilities and stockholder's equity..................  $114,237,585    $ 54,726,227
                                                              ============    ============

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
REVENUES
  Net investment income.....................................  $ 2,108,497    $ 1,888,172    $ 1,290,196
  Realized capital gains....................................       14,088             --             --
  Administrative service fees...............................       39,260         49,940         37,671
  Contract charges and fees.................................      108,986          3,979            861
                                                              -----------    -----------    -----------
       Total revenues.......................................    2,270,831      1,942,091      1,328,728
BENEFITS AND EXPENSES
  Contract owner benefits...................................    1,078,918        490,964             --
  Acquisition expenses......................................      (50,182)            --             --
  Goodwill amortization expense.............................      217,378        234,468        234,468
  General and administrative expenses.......................    8,303,361      5,969,108      5,521,186
                                                              -----------    -----------    -----------
       Total benefits and expenses..........................    9,549,475      6,694,540      5,755,654
Loss before cumulative effect adjustment....................   (7,278,644)    (4,752,449)    (4,426,926)
Cumulative effect adjustment for change in accounting for
  development costs.........................................           --             --     (4,269,488)
                                                              -----------    -----------    -----------
       Net loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                ADDITIONAL PAID-                  COMPREHENSIVE
                                 COMMON STOCK      IN CAPITAL        DEFICIT      INCOME (LOSS)      TOTAL
                                 ------------   ----------------   ------------   -------------   -----------
Balances at December 31,
  1998.........................   $2,500,000      $34,875,727      $   (920,760)    $  17,090     $36,472,057
  Net loss.....................           --               --        (8,696,414)           --      (8,696,414)
  Change in unrealized gain on
     investments, net of
     federal income taxes......           --               --                --      (747,867)       (747,867)
                                                                                                  -----------
  Comprehensive loss...........                                                                    (9,444,281)
  Purchase price adjustment....           --         (102,518)               --            --        (102,518)
  Additional capital
     contributions.............           --        4,577,887                --            --       4,577,887
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  1999.........................    2,500,000       39,351,096        (9,617,174)     (730,777)     31,503,145
  Net loss.....................           --               --        (4,752,449)           --      (4,752,449)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       446,336         446,336
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (4,306,113)
  Additional capital
     contributions.............           --        5,320,065                --            --       5,320,065
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2000.........................    2,500,000       44,671,161       (14,369,623)     (284,441)    $32,517,097
  Net loss.....................           --               --        (7,278,644)           --      (7,278,644)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       402,477         402,477
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (6,876,167)
  Additional capital
     contributions.............           --        6,266,643                --            --       6,266,643
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2001.........................   $2,500,000      $50,937,804      $(21,648,267)    $ 118,036     $31,907,573
                                  ==========      ===========      ============     =========     ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
OPERATING ACTIVITIES
  Net loss..................................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Goodwill amortization expense..........................      217,378        234,468        234,468
     Amortization of bond discount/premium..................      109,529        114,223        124,842
     Cumulative effect adjustment for change in accounting
       for development costs................................           --             --      4,269,488
     Realized capital gains.................................      (14,088)            --             --
     Changes in:
       Accrued investment income............................      (29,843)       (16,877)       (22,809)
       Receivable from affiliates...........................      618,304     (1,028,744)      (671,270)
       Unearned revenue.....................................        5,123            901             --
       Reinsurance receivables..............................     (456,359)      (290,302)            --
       Deferred acquisition costs...........................   (2,242,156)      (327,720)            --
       Deferred gain from modified coinsurance agreement....      965,762        318,028             --
       Accrued expenses and other liabilities...............    1,525,082        438,600         78,756
       Other assets.........................................     (680,297)       (94,530)        (4,231)
                                                              -----------    -----------    -----------
Net cash used in operating activities.......................   (7,260,209)    (5,404,402)    (4,687,170)
INVESTING ACTIVITIES
  Purchases of fixed maturity securities....................           --       (453,975)    (4,444,806)
  Proceeds from sales, maturities and repayments of fixed
     maturity securities....................................    1,509,785      2,535,000             --
                                                              -----------    -----------    -----------
Net cash (used in) provided by investing activities.........    1,509,785      2,081,025     (4,444,806)
FINANCING ACTIVITIES
Capital contributions from parent...........................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
Net cash provided by financing activities...................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............     (565,781)     1,996,688     (4,554,089)
Cash and cash equivalents at beginning of year..............    9,949,167      7,952,479     12,506,568
                                                              -----------    -----------    -----------
Cash and cash equivalents at end of year....................  $ 9,383,386    $ 9,949,167    $ 7,952,479
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2001 and 2000 were approximately $68,900,000 and $21,110,000, respectively. Approximately 40% of the gross sales for 2001 and 35% of the separate account assets under management at December 31, 2001 were produced through two broker-dealers. A significant amount of the gross sales for 2000 were produced through one broker-dealer that was subsequently purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on quoted market prices.

Realized gains on the disposal of investments are determined by the specific identification method.

Deferred Acquisition Costs and Sales Inducements

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2001 and 2000, the Company capitalized,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


$2,192,000 and $328,000, net of reinsurance ceded. During 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $45,000 and $95,000, respectively.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2001 and 2000 deferred sales inducements were $604,000 and $16,000, respectively, and are included in other assets in the accompanying balance sheets.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts.

Deferred acquisition costs in the accompanying balance sheets are net of quota share ceded under the Modco Agreement. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the commission received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3% of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

At December 31, 2001 and 2000 the separate account liabilities included approximately $28,521,000 and $17,780,000, respectively, relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return.

CONTRACT LIABILITIES
The Company has no contract liabilities in its general account at December 31, 2001 and 2000. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account.

Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment of goodwill. These current projections support the value of goodwill. Accumulated amortization at December 31, 2001 and 2000 was approximately $1,155,000 and $938,000, respectively.

DEVELOPMENT EXPENSES

Prior to January 1, 1999, costs incurred in the development of the Company's products, systems and distribution channels were classified as development expenses. These development costs were capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,270,000.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SAFS No. 142 is expected to result in a reduction of expenses of approximately $235,000 per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2001 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                               GROSS         GROSS
                                               AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                 COST          GAINS         LOSSES         VALUE
                                              -----------    ----------    ----------    -----------
2001
U.S. Government obligations.................  $ 6,988,499     $ 90,183      $  4,822     $ 7,073,860
Corporate obligations.......................    6,498,015      143,914        63,535       6,578,394
                                              -----------     --------      --------     -----------
                                              $13,486,514     $234,097      $ 68,357     $13,652,254
                                              ===========     ========      ========     ===========
2000
U.S. Government obligations.................  $ 7,075,997     $ 17,991      $159,070     $ 6,934,918
Corporate obligations.......................    8,015,742        9,093       298,984       7,725,851
                                              -----------     --------      --------     -----------
                                              $15,091,739     $ 27,084      $458,054     $14,660,769
                                              ===========     ========      ========     ===========

At December 31, 2001 securities with an amortized cost and fair value of approximately $5,441,000 and $5,492,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2001 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                               AMORTIZED        FAIR
                                                                 COST           VALUE
                                                              -----------    -----------
Due in one year or less.....................................  $   401,030    $   408,562
Due after one year through five years.......................    7,760,333      7,968,515
Due after five years through ten years......................    5,325,151      5,275,177
                                                              -----------    -----------
Total.......................................................  $13,486,514    $13,652,254
                                                              ===========    ===========

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust. At December 31, 2001, the fair value of such securities was $1,097,000.

Investment income by major category of investment is summarized as follows:

                                                                2001          2000          1999
                                                             ----------    ----------    ----------
Fixed maturity securities..................................  $1,874,721    $1,397,699    $  907,068
Cash and cash equivalents..................................     370,075       572,086       461,367
                                                             ----------    ----------    ----------
Total investment income....................................   2,244,796     1,969,785     1,368,435
Investment expenses........................................    (136,299)      (81,613)      (78,239)
                                                             ----------    ----------    ----------
Net investment income......................................  $2,108,497    $1,888,172    $1,290,196
                                                             ==========    ==========    ==========

Proceeds from the sale of fixed maturity securities were $1,510,000 during 2001 resulting in gross realized gains of $14,000.

3. MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. During 2001 and 2000 the Company ceded premiums of approximately $39,970,000 and $14,106,000,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

3. MODIFIED COINSURANCE AGREEMENT (CONTINUED)


respectively. Contract charges and fees for 2001 and 2000 are net of approximately $230,000 and $8,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $123,000 and $30,000 ceded to Swiss Re in 2001 and 2000, respectively.

4. FEDERAL INCOME TAXES

The Company files a separate life insurance company federal income tax return. Beginning in 2002, the Company may be included in the consolidated federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Pre-tax loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
Application of the federal statutory tax rate - 34%......   (2,474,739)    (1,615,833)    (2,956,781)
Change in valuation allowance............................    2,551,734      1,614,188      2,907,523
Other....................................................      (76,995)         1,645         49,258
                                                           -----------    -----------    -----------
Total income tax provision...............................  $        --    $        --    $        --
                                                           ===========    ===========    ===========

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                 2001          2000
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $7,682,789    $5,132,087
  Unrealized loss on depreciation of investments............          --       146,530
  Reserves..................................................     282,527        37,732
  Deferred gain from Modco Agreement........................     436,489       108,130
  Unearned revenue..........................................      82,944        32,447
  Other.....................................................      37,718         7,808
                                                              ----------    ----------
  Total deferred tax assets.................................   8,522,467     5,464,734
Deferred tax liabilities:
  Goodwill..................................................    (378,729)     (304,214)
  Deferred policy acquisition costs.........................    (712,167)     (116,926)
  Unrealized gain on appreciation of investments............     (60,807)           --
  Other.....................................................     (13,093)      (30,319)
                                                              ----------    ----------
Total deferred tax liabilities..............................  (1,164,796)     (451,459)
Valuation allowance for deferred tax assets.................  (7,418,478)   (4,866,745)
                                                              ----------    ----------
Net deferred tax asset (liability)..........................  $  (60,807)   $  146,530
                                                              ==========    ==========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has separate company net operating loss carryforwards of approximately $22,596,000 at December 31, 2001, which expire between 2012 and 2016.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net loss and capital and surplus of the Company are as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Net loss.................................................  $(7,661,509)   $(1,948,877)   $  (389,023)
Capital and surplus......................................   25,367,701     26,505,917     25,973,744

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)


The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, the Company's total adjusted capital exceeded RBC requirements.

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the NAIC, periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2001 and 2000 amounts due from SIGI under this agreement were approximately $1,081,000 and $989,000, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of four investment funds that are available to variable contract owners of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

6. RELATED PARTY TRANSACTIONS (CONTINUED)


Income received from Sage Advisors was approximately $29,000 and $50,000 in 2001 and 2000, respectively. At December 31, 2000, approximately $4,000 was due from Sage Advisors.

During 2001, the Company paid wholesaling allowances of approximately $413,000 to Sage Distributors. These costs were capitalized and are being amortized as acquisition costs.

7. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25,000,000 in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a Preferred Stock Purchase Agreement with Swiss Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25,000,000. Should the Company's statutory-basis capital and surplus fall below $25,000,000 and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in SLHA.

Based on the Company's business plans, SLHA and/or its affiliates will require outside financing towards the end of the first quarter of 2002 to continue to provide for the Company's cash needs in order to maintain statutory-basis capital and surplus at $25,000,000.

8. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $86,000, $78,000 and $70,000 in 2001, 2000 and 1999,
respectively.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                              MARCH 31    JUNE 30    SEPTEMBER 30    DECEMBER 31
                                              --------    -------    ------------    -----------
                                                                (in thousands)
2001
Net investment income.......................  $   608     $  652       $   502         $   346
Total revenues..............................      626        680           536             429
Total benefits and expenses.................    1,999      2,593         2,458           2,499
Net loss....................................   (1,373)    (1,914)       (1,921)         (2,071)
2000
Net investment income.......................  $   349     $  352       $   489         $   698
Total revenues..............................      364        651           159             768
Total benefits and expenses.................    1,878      1,021         2,389           1,405
Net loss....................................   (1,514)      (370)       (2,230)           (638)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                             ADDITIONAL INFORMATION


     Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the cover page or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distributions from Non-Qualified Contracts
           Multiple Contracts
           Partial 1035 Exchanges
           Contracts Owned by Other Than Natural Persons
           Tax Treatment of Assignments or Transfer of Ownership Gifting a Contract
           Withdrawals - Investment Adviser Fees
           Income Tax Withholding
           Taxation of Death Benefit Proceeds
           Taxation of Withdrawals - Non-Qualified Contracts Delayed Annuity Payments
           Qualified Contracts
           Qualified Plans
           Tax Treatment of Withdrawals - Qualified Contracts Required Distributions

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Use of Indexes
           Other Information

Income Payment Provisions

           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements



==============================================================================
                                   APPENDIX A
==============================================================================


                        MORE INFORMATION ABOUT THE FUNDS

1.   Investment Objectives and Strategies:

     Below are brief descriptions of the investment objective(s) and strategies of each of the Funds available under the Contract. There is no assurance that these objective(s) will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund normally invests at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. government.

     AIM V.I. CORE EQUITY FUND (formerly AIM V.I. Growth and Income Fund). This Fund's primary objective is growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by normally investing at least 80% of its net assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

     AIM V.I.INTERNATIONAL  GROWTH FUND (formerly AIM V.I.  International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. PREMIER EQUITY FUND (formerly AIM V.I. Value Fund). The Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. The Fund normally invests at least 80% of its net assets in equity securities.

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. advises The Alger American Fund.

     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

     ALGER AMERICAN  INCOME & GROWTH  PORTFOLIO.  This Fund  primarily  seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

     U.S. Bancorp Asset  Management,  Inc. is the adviser for the First American
Insurance  Portfolios,   Inc.  Clay  Finlay  Inc.  is  the  sub-adviser  to  the
International Portfolio.

     INTERNATIONAL PORTFOLIO. This Fund's investment objective is long- term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies that (a) are domiciled in countries other than the United States, or (b) that derive at least 50% of either their revenue or their pre-tax income from activities outside of the United States.

     SMALL CAP GROWTH PORTFOLIO. This Fund's investment objective is growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index.

     TECHNOLOGY PORTFOLIO. This Fund's investment objective is long-term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of companies which the adviser believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - GROWTH FUND. This Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of foreign companies.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS INVESTORS TRUST SERIES. This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

     MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

     MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER CAPITAL APPRECIATION FUND/VA.This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

     OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high-quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

     NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the Nasdaq 100. These stocks are selected on the basis of computer-generated statistical data. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market(SM).

     ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. The investment adviser of the Fund will implement this strategy by investing at least 80% of its assets in the common stock of U.S. companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Global Value Equity Portfolio, Mid Cap Value Portfolio and the Value Portfolio.

     GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

     MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

     VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that it believes are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that typically do not pay dividends. The Fund may invest, to a limited extent, in foreign equity securities.


VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

     Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management, Inc., is the adviser for the portfolios of Van Kampen Life Investment Trust.

     LIT GROWTH AND INCOME PORTFOLIO. This Portfolio's investment objective is long-term growth of capital and income. Under normal market conditions, the adviser seeks to achieve the Portfolio's objective by investing primarily in income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Services, Inc.

     LIT EMERGING GROWTH PORTFOLIO. This Portfolio's investment objective is capital appreciation. Under normal market conditions, the adviser seeks to achieve the Portfolios's objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of emerging growth companies. The Portfolio's primary approach is to seek what the adviser believes to be attractive growth opportunities on an individual company basis.

SECTORSELECTOR (SM) Series

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GLOBAL UTILITIES FUND. This Fund's objective is to achieve a high total return. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of domestic and foreign public utility companies.

     AIM V.I.  INTERNATIONAL GROWTH FUND (formerly AIM V.I. International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. NEW TECHNOLOGY FUND. This Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in technology and science companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multi-line), investment and miscellaneous industries (asset managers, brokerage firms, and government sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established healthcare companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of Fund shares may rise or fall rapidly.

     INVESCO VIF - TELECOMMUNICATIONS FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 65% (80% effective July 31, 2002) of its assets in the equity securities of companies that are engaged in the design, development manufacture, distribution, or sale of communications services and equipment, and companies that are involved in supplying equipment or services to such companies. The telecommunications sector includes, but is not limited to, companies that offer telephone services, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access. Normally, the Portfolio will invest primarily in companies located in at least three different countries, although U.S. issuers will often dominate the holdings.

MFS(R) VARIABLE INSURANCE TRUST(SM) (Service Class Shares)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS UTILITIES SERIES. This Fund seeks capital growth and current income (income above that which is available from a portfolio invested entirely in equity securities). The Fund invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER GLOBAL SECURITIES FUND/VA. This Fund seeks long term capital appreciation by investing primarily in securities of growth oriented U.S. and foreign companies, cyclical industries and special situations that are considered to have appreciation possibilities.

RYDEX VARIABLE TRUST

     Rydex Global Advisors serves as investment advisor and manager of the Rydex Variable Trust.

     RYDEX BASIC MATERIALS FUND. This Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies"). The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX CONSUMER PRODUCTS FUND. This Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies"). The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX ENERGY FUND. This Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies"). The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX ENERGY SERVICES FUND. This Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies"). The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX FINANCIAL SERVICES FUND. This Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies"). The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Services Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

     RYDEX HEALTH CARE FUND. This Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies"). The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products and services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX LEISURE FUND. This Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies"). The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods and services in the leisure industries. Leisure companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX PRECIOUS METALS FUND. This Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies"). The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX RETAILING FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing
Companies"). The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TECHNOLOGY FUND. This Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies"). The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TELECOMMUNICATIONS FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communication services or communications equipment ("Telecommunications Companies"). The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TRANSPORTATION FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies"). The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck or bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust.

     SSGA Funds Management, Inc. sub-advises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company sub-advises the Money Market Fund. Eagle Asset Management, Inc. sub-advises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
(VAN KAMPEN)

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Active International Allocation Portfolio and the U.S. Real Estate Portfolio.

     VAN KAMPEN UIF ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO. This fund seeks long-term capital appreciation by investing primarily in countries and sectors comprising the MSCI EAFE Index while emphasizing country and sector selection. In addition, the fund may opportunistically invest in emerging markets.

     VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO. This fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

2.   Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

     . The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

     .    The name, education and experience of the portfolio manager.

     . Investment adviser information which may include, size, assets, and location.

     .    Portfolio holdings.

     . Statistics -- which may include portfolio statistics such as size, assets, and average duration and maturity of the portfolio.

     .    Geographic allocation of portfolios.

     .    Portfolio quality ratings.

     .    Information relating to a relevant benchmark.

     . Identification of portfolios by the investment categories, portfolio sectors or industry groups in which they fall.

3.   Principal Fund Investment Risks:

     Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

     Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

     International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

     Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

     High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

     Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

     Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

     Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

     Equity Index: A portfolio that invests in securities which seek to match a stock market index is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

     Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

     Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

     Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.

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                                   APPENDIX B
==============================================================================

                             MARKET VALUE ADJUSTMENT

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1
Where:

     - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     -    J is the  Index  Rate  for a  maturity  equal  to the  time  remaining
          (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

     - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES


     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.


CALCULATE THE MARKET VALUE ADJUSTMENT


1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 (3))


2.   N = 2,555 (365 x 7)


3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0375)] (2555/365) -1) = -
     $8,889

Therefore, the amount paid on full surrender is $100,384 ($109,273 - $8,889).


Example #2: Surrender  --  Example of a Positive Market Value Adjustment


     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.


CALCULATE THE MARKET VALUE ADJUSTMENT


1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 (3))


2.   N = 2,555 (365 x 7)


3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0175)] (2555/365) -1) = +
     $5,764

Therefore, the amount paid on full surrender is $115,037 ($109,273 + $5,764).


Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment


     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.


CALCULATE THE MARKET VALUE ADJUSTMENT


1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 (3)).


2.   N = 2,555 (365 x 7)


3.   Market Value Adjustment = $100,000 x {[(1.025)/(1.0375)] (2555/365) -1) = -
     $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.


Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment


     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.


CALCULATE THE MARKET VALUE ADJUSTMENT


1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 (3))


2.   N = 2,555 (365 x 7)


3.   Market Value Adjustment = $100,000 x {[(1.025)/(1.0175)]  (2555/365) - 1) =
     + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,047), for a total reduction of $94,725.

==============================================================================
                                   APPENDIX C
==============================================================================

                          DOLLAR-COST AVERAGING PROGRAM

     Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.


     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.





                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
---------     -------------   --------------    -------------   -----------------   -------------


 1               24,000             --               --                59                24,059
 2               24,059           1 / 24            1,002              57                23,114
 3               23,114           1 / 23            1,005              55                22,163
 4               22,163           1 / 22            1,007              52                21,208
 5               21,208           1 / 21            1,010              50                20,248
 6               20,248           1 / 20            1,012              47                19,283
 7               19,283           1 / 19            1,015              45                18,313
 8               18,313           1 / 18            1,017              43                17,338
 9               17,338           1 / 17            1,020              40                16,359
10               16,359           1 / 16            1,022              38                15,374
11               15,374           1 / 15            1,025              35                14,385
12               14,385           1 / 14            1,027              33                13,390
13               13,390           1 / 13            1,030              30                12,390
14               12,390           1 / 12            1,033              28                11,386
15               11,386           1 / 11            1,035              26                10,376
16               10,376           1 / 10            1,038              23                 9,362
17                9,362            1 / 9            1,040              21                 8,342
18                8,342            1 / 8            1,043              18                 7,317
19                7,317            1 / 7            1,045              15                 6,287
20                6,287            1 / 6            1,048              13                 5,252
21                5,252            1 / 5            1,050              10                 4,212
22                4,212            1 / 4            1,053               8                 3,167
23                3,167            1 / 3            1,056               5                 2,117
24                2,117            1 / 2            1,058               3                 1,061
25                1,061            1 / 1            1,061              --                   --


NOTE: Column (3) = Column (1) x Column (2) Column (5) = Column (1)- Column (3) + Column (4)


==============================================================================
                                   APPENDIX D
==============================================================================

                       GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     Below are examples of how the GMIBs will work. The examples are purely hypothetical and are for illustrative purposes only. The examples assume the following:

     -    you are a male whose age last birthday is 55;


     -    you purchase a Contract with one of the GMIB riders;

     -    you do not make any additional purchase payments nor any withdrawals;

     - you elect to receive income from the Contract 10 years later, at attained age 65; and

     - you elect a Life Annuity with 10 Year Certain, which is an eligible income plan under one of the GMIB riders.

     - your total purchase payments are $150,000, your Account Value is $200,000, your Highest Anniversary Value ("HAV") is $225,000 and your Roll-Up Benefit Value is $244,334.

Calculate the GMIB:


     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your HAV of $225,000 (because it is higher than total purchase payments and Account Value).

     3.   The GMIB = $929.25 [$4.13 x $225,000 / $1,000].

     Therefore, under this Income Plan, we guarantee that your monthly income payment will not be less than $929.25.

     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different income plans. In these cases, the GMIB will be different.

Calculate the Enhanced GMIB:


Similarly for the Enhanced GMIB,

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your Roll-Up Benefit Value of $244,334 (because it is higher than total purchase payments, Account Value and HAV).

     3.   The Enhanced GMIB = $1,009.09 [$4.13 x $244,334 / $1,000].

==============================================================================
                                   APPENDIX E
==============================================================================


                     EARNINGS ENHANCEMENT DEATH BENEFIT AND
                  EARNINGS ENHANCEMENT LIFE INSURANCE BENEFIT

     Below are examples of how the Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:


     -    The Owner's age last birthday is 55;

     - The Owner purchases a Contract with the Earnings Enhancement Death Benefit Rider or Earnings Enhancement Life Insurance Rider;

     -    The Owner makes an initial purchase payment of $150,000; and

     - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000 and the Owner dies of natural causes.


Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $200,000 [the greater of (1) and (2)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $20,000 ([.40 x [$200,000 - $150,000] =
          $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $200,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $20,000, for a total payment of $220,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance benefit will be paid directly to the Beneficiary.


Example 2.


     Assume the Account Value is $600,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $600,000 [the greater of (1) and (2)].

Calculate the benefit under Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $150,000 ([.40 x [$600,000 - $150,000] =
          $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $600,000 and the Earnings Enhancement Death Benefit or Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $150,000, for a total payment of $750,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance benefit will be paid directly to the Beneficiary.

Example 3.

     Assume the Account Value is $100,000 and the Owner dies of natural causes.


Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $150,000 [the greater of (1) and (2)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefitis $0 ([.40 x [$100,000 - $150,000] = $0, but
          not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $150,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $0, for a total payment of $150,000.

==============================================================================
                                   APPENDIX F
                       CONTRACTS ISSUED BEFORE MAY 1, 2002
==============================================================================



     The purpose of this Appendix is to describe differences in Contracts and Riders issued before May 1, 2002, and under certain circumstances, in certain states from those described in this Prospectus. Generally, Contracts issued on or after May 1, 2002, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. In this Appendix, we reference the section of this Prospectus where the distinctions apply. Please contact our Customer Service Center to see if these provisions apply to your Contract and Rider(s).


CONTRACTS ISSUED BEFORE MAY 1, 2002

SECTION 1: "WHAT ARE THE CONTRACTS?"

     You are precluded from allocating additional purchase payments to and making transfers into the SectorSelector Series of Variable Sub-Accounts. (This is also true if you purchased a Contract on or after May 1, 2002, and selected the Foundation Series.

     The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options.

SECTION 2:  "WHAT ARE MY INCOME PAYMENT OPTIONS?"

     If you purchased your Contract with the Enhanced GMIB Rider, the Roll-Up Benefit is defined as follows:

     Roll-Up Benefit Value. On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment. Thereafter, we calculate interest on the Roll-Up Benefit Value for the current Valuation Period, but not after the Owner attains age 80, at the effective annual interest rate of 5%. We then add to the Roll-Up Benefit Value the dollar amount of any additional purchase payments paid during the current Valuation Period, and then we reduce the Roll-Up Benefit Value proportionately for withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken during the current Valuation Period. The reduction will be made in proportion to the reduction in Account Value that results from a withdrawal. The Roll-Up Benefit Value is subject to a maximum of two times purchase payments, reduced proportionately for any withdrawals
(including  any  associated   surrender   charge  and  Market  Value  Adjustment
incurred).

     Income Plans Available with the GMIB Riders: Income Plan 2 - Fixed Life Annuity with 10 or 20 Years Certain is available.

SECTION 4:  "WHAT ARE MY INVESTEMENT OPTIONS?"

     Fixed Account Investment  Options.  The Minimum Guaranteed Interest Rate is
3%.

SECTION 5:  "WHAT ARE THE EXPENSES UNDER A CONTRACT?"

     Optional Benefit Charges. If you purchased a Contract with one or more of the following optional riders, the following Riders are irrevocable: GMIB, Enhanced GMIB and EEDB.

SECTION 9:  "DOES THE CONTRACT HAVE A DEATH BENEFIT?"

     Optional Rider Death Benefits. The maximum Accidental Death Benefit is $100,000.



==============================================================================
                                   APPENDIX G
                            ACCUMULATION UNIT VALUES
==============================================================================

     The following Table includes Accumulation Unit values for the period indicated. This data has been extracted from the Variable Sub-Account's financial statements. This information should be read in conjunction with the Variable Sub-Account's financial statements and related notes which are included in the Statement of Additional Information.




                                                                                        Year or Period
                                                                                        Ended 12/31/01
                                                                                        --------------

AIM VARIABLE INSURANCE FUNDS (Series II Shares):

AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                                $9.87
No. of accumulation units outstanding at end of period ...............                                 739

AIM V.I. Core Equity Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.88
No. of accumulation units outstanding at end of period ...............                                 158

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period ......................                               $10.02
Accumulation unit value at end of period ............................                               $10.19
No. of accumulation units outstanding at end of period ...............                                 465

AIM V.I. Premier Equity Fund
Accumulation unit value at beginning of period ......................                                $9.88
Accumulation unit value at end of period ............................                               $10.59
No. of accumulation units outstanding at end of period ...............                                 125

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.97
Accumulation unit value at end of period ............................                               $11.29
No. of accumulation units outstanding at end of period ...............                                 200

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.89
Accumulation unit value at end of period ............................                               $10.77
No. of accumulation units outstanding at end of period ...............                                 160

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period ......................                                $9.94
Accumulation unit value at end of period ............................                               $11.35
No. of accumulation units outstanding at end of period ...............                                  43

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):

First American International Portfolio
Accumulation unit value at beginning of period ......................                                $9.98
Accumulation unit value at end of period ............................                               $10.20
No. of accumulation units outstanding at end of period ...............                                  44

First American Small Cap Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.90
Accumulation unit value at end of period ............................                               $11.50
No. of accumulation units outstanding at end of period ...............                                  43

First American Technology Portfolio
Accumulation unit value at beginning of period ......................                               $10.09
Accumulation unit value at end of period ............................                               $13.09
No. of accumulation units outstanding at end of period ...............                                  37

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period ......................                               $10.03
Accumulation unit value at end of period ............................                               $12.11
No. of accumulation units outstanding at end of period ...............                                  38

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period ......................                                $9.77
Accumulation unit value at end of period ............................                               $10.72
No. of accumulation units outstanding at end of period ...............                                  84

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.36
No. of accumulation units outstanding at end of period ...............                                  85

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period ......................                               $10.17
Accumulation unit value at end of period ............................                               $12.50
No. of accumulation units outstanding at end of period ...............                                  38

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $10.46
No. of accumulation units outstanding at end of period ...............                                  44

MFS High Income Series
Accumulation unit value at beginning of period ......................                               $10.02
Accumulation unit value at end of period ............................                               $10.51
No. of accumulation units outstanding at end of period ...............                                  43

MFS Research Series
Accumulation unit value at beginning of period ......................                                $9.95
Accumulation unit value at end of period ............................                               $10.81
No. of accumulation units outstanding at end of period ...............                                  43

MFS Total Return Series
Accumulation unit value at beginning of period ......................                                $9.96
Accumulation unit value at end of period ............................                               $10.37
No. of accumulation units outstanding at end of period ...............                                 169

MFS Capital Opportunities
Accumulation unit value at beginning of period ......................                                $9.91
Accumulation unit value at end of period ............................                               $11.24
No. of accumulation units outstanding at end of period ...............                                  42

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period ......................                                $9.97
Accumulation unit value at end of period ............................                               $10.41
No. of accumulation units outstanding at end of period ...............                                 165

Mid Cap Value Portfolio
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $11.56
No. of accumulation units outstanding at end of period ...............                                 282

Value Portfolio
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.79
No. of accumulation units outstanding at end of period ...............                                  44

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                                $9.72
No. of accumulation units outstanding at end of period ...............                                 584

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $11.06
No. of accumulation units outstanding at end of period ...............                                  42

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period ......................                                $9.96
Accumulation unit value at end of period ............................                               $11.45
No. of accumulation units outstanding at end of period ...............                                  43

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.70
No. of accumulation units outstanding at end of period ...............                                 464

Money Market Fund
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                               $10.00
No. of accumulation units outstanding at end of period ...............                               1,014

Nasdaq - 100 Index (R) Fund*
Accumulation unit value at beginning of period ......................                               $10.06
Accumulation unit value at end of period ............................                               $12.35
No. of accumulation units outstanding at end of period ...............                                  72

All-Cap Growth Fund*
Accumulation unit value at beginning of period ......................                                $9.91
Accumulation unit value at end of period ............................                               $11.50
No. of accumulation units outstanding at end of period ...............                                  41

VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

LIT Growth and Income Portfolio
Accumulation unit value at beginning of period ......................                                $9.90
Accumulation unit value at end of period ............................                               $10.63
No. of accumulation units outstanding at end of period ...............                                 125

LIT Emerging Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.95
Accumulation unit value at end of period ............................                               $10.65
No. of accumulation units outstanding at end of period ...............                                  44


     No Accumulation Unit values are shown for Sub-Accounts investing in the SectorSelector Funds because those Funds were not available under the Contracts until May 1, 2002.


     To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
300 Atlantic Street, 3rd Floor
Stamford, CT  06901

     Please send a Statement of Additional Information to me at the following address:

- --------------------------------------------------------
Name


- --------------------------------------------------------
Address

- --------------------------------------------------------
City/State                                     Zip Code


SSPRO083 10/01



Version V


                          PROSPECTUS DATED MAY 1, 2002
                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT  06901


     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods (some Guarantee Periods may not be available if you purchased your Contract before May 1, 2002). You can also invest in our Variable Sub-Accounts. Through the Variable Sub-Accounts, you can invest in either the Foundation Series or the SectorSelector(SM) Series of Sub-Accounts. You may not invest in both the Foundation and SectorSelector(SM) Series of Sub-Accounts at the same time.

     The following Trusts are available through the Foundation Series:

     -    AIM Variable Insurance Funds (Series II shares)
     -    The Alger American Fund
     -    First American Insurance Portfolios, Inc. (Class IB shares)
     -    INVESCO Variable Investment Funds, Inc.
     -    MFS(R)Variable Insurance Trust(SM) (Initial Class)
     -    Oppenheimer Variable Account Funds
     -    Sage Life Investment Trust
     -    The Universal Institutional Funds, Inc.
     -    Van Kampen Life Investment Trust (Class II shares)

     The following Trusts are available through the SectorSelector(SM) Series:

     o    AIM Variable Insurance Funds (Series II shares)
     o    INVESCO Variable Investment Funds, Inc.
     o    MFS (R) Variable Insurance Trust (SM) (Service Class)
     o    Oppenheimer Variable Account Funds (Service shares)
     o    Rydex Variable Trust
     o    Sage Life Investment Trust
     o    The Universal Institutional Funds, Inc.


     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     The Contract imposes no surrender charges for withdrawals from the Contract or the surrender of the Contract. Expenses for a Contract with no surrender charges may have higher Asset-Based Charges than contracts with surrender charges.

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



==============================================================================
                                TABLE OF CONTENTS
==============================================================================


INDEX OF TERMS..............................................................

HIGHLIGHTS .................................................................

FEE TABLE...................................................................

1.     WHAT ARE THE CONTRACTS?..............................................
       Your Options.........................................................
       Transfers............................................................

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?..................................
       Your Choices.........................................................
       Income Payment Amounts...............................................
       Optional Guaranteed Minimum Income Benefit Riders....................

3.     HOW DO I PURCHASE A CONTRACT?........................................
       Initial Purchase Payment.............................................
       Issuance of a Contract...............................................
       Free Look Right to Cancel Your Contract..............................
       Making Additional Purchase Payments..................................
       When We May Cancel Your Contract.....................................

4.     WHAT ARE MY INVESTMENT OPTIONS?......................................
       Purchase Payment Allocations.........................................
       Variable Sub-Account Investment Options..............................
             Foundation Series Variable Sub-Account Investment Options SectorSelector(SM) Series Variable Sub-Account Investment Options
       Fixed Account Investment Options.....................................
       Optional Guaranteed Minimum Account Value Rider (GMAV)...............
       Transfers............................................................
       Transfer Programs....................................................
       Values Under Your Contract...........................................

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?..............................
       Transfer Charge......................................................
       Asset-Based Charges..................................................
       Purchase Payment Tax Charge..........................................
       Optional Rider Charges...............................................
       Fund Annual Expenses.................................................
       Additional Information...............................................

6.     HOW WILL MY CONTRACT BE TAXED?.......................................
       Introduction.........................................................
       Taxation of Non-Qualified Contracts..................................
       Taxation of Qualified Contracts......................................
       Transfers, Assignments, or Exchanges of a Contract...................
       Possible Tax Law Changes.............................................

7.     HOW DO I ACCESS MY MONEY?............................................
       Withdrawals..........................................................
       Requesting Payments..................................................

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?...............................
       Yield................................................................
       Total Return.........................................................
       Performance/Comparisons..............................................

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?..............................
       Standard Death Benefit...............................................
       Owner's Death Before the Income Date.................................
       Owner's or Annuitant's Death After the Income Date...................
       Optional Rider Benefits..............................................
       Optional Accidental Death Benefit Rider (ADB)........................
       Optional Enhanced Guaranteed Minimum Death Benefit Rider
            (Enhanced GMDB).................................................
       Optional Earnings Enhancement Death Benefit Rider (EEDB).............
       Optional Earnings Enhancement Life Insurance Rider (EELR)............
       Proof of Death.......................................................

10.    WHAT OTHER INFORMATION SHOULD I KNOW?................................
       Parties to the Contract..............................................
       Separate Accounts....................................................
       Modification.........................................................
       Distribution of the Contracts........................................
       Experts..............................................................
       Legal Proceedings....................................................
       Reports to Contract Owners...........................................
       Authority to Make Agreements.........................................
       Financial Statements.................................................

11.    HOW CAN I MAKE INQUIRIES?............................................

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.....
       History and Business.................................................
       Selected Financial Data..............................................
       Management's Discussion and Analysis of Financial Condition and
         Results of Operations..............................................
       Directors and Officers...............................................

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC..............FIN-1

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - MORE INFORMATION ABOUT THE FUNDS........................... A-1

APPENDIX B - MARKET VALUE ADJUSTMENT.................................... B-1

APPENDIX C - DOLLAR-COST AVERAGING PROGRAM.............................. C-1

APPENDIX D - GUARANTEED MINIMUM INCOME BENEFITS......................... D-1

APPENDIX E - EARNINGS ENHANCEMENT DEATH BENEFIT AND EARNINGS
             ENHANCEMENT LIFE INSURANCE BENEFIT......................... E-1

APPENDIX F - CONTRACTS ISSUED BEFORE MAY 1, 2002........................ F-1

APPENDIX G - ACCUMULATION UNIT VALUES - FOUNDATION SERIES VARIABLE
    SUB-ACCOUNTS........................................................ G-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


==============================================================================
                                 INDEX OF TERMS
==============================================================================

     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

     ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

     ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

     CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     EXPIRATION  DATE -- The  Expiration  Date is the  last  day in a  Guarantee
Period.

     FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

     INCOME DATE -- The Income Date is the date you select for your income payments to begin.

     INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive income payments.

     INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

     OWNER -- The Owner is the person who owns a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

     SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the Market Value Adjustment.

     VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

     "YOU" OR "YOUR" is the Owner of a Contract.

==============================================================================
                                   HIGHLIGHTS
==============================================================================

     The flexible payment deferred combination fixed and variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchase the Contract you may also choose to purchase any or all of the following optional riders: one of two different guaranteed minimum income benefit riders, a guaranteed minimum account value rider, an accidental death benefit rider, an enhanced guaranteed minimum death benefit rider, and an earnings enhancement death benefit rider or an earnings enhancement life insurance rider.


     The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Income Phase occurs when you begin receiving income payments from your Contract.

     You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.


     You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract. If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we have deducted on or before the date we received the returned Contract. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charge we have deducted or your purchase payment(s), less any withdrawals previously taken. If required by law to return the purchase payment less withdrawals, and if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account until the Free Look Period ends. See "How Do I Purchase a Contract?"


     The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.

     If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center are shown on the cover page of this prospectus.

==============================================================================
                               FEE TABLE
==============================================================================

     The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)....None

Surrender Charge..........................................................None

Maximum Transfer Charge(1)
     First 12 transfers in a Contract Year...............................$ 0
     After 12th transfer in a Contract Year..............................$25

Annual Administration Charge..............................................None

     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES (deducted daily as percentage of the assets of the Variable Account)

 Mortality and Expense Risk Charge and Account
    Fees and Expenses (2)...................................1.55%


OPTIONAL BENEFIT ANNUAL EXPENSES(deducted monthly as percentage of your Variable and Fixed Account Values)


    Guaranteed Minimum Income Benefit Rider Charge.........................0.20%
    Enhanced Guaranteed Minimum Income Benefit Rider Charge................0.35%
    Guaranteed Minimum Account Value Rider Charge (3)......................0.55%
    Accidental Death Benefit Rider Charge..................................0.05%
    Earnings Enhancement Death Benefit Rider Charge........................0.25%
    Enhanced Guaranteed Minimum Death Benefit Rider Charge.................0.20%


(1)  Currently, we do not assess a transfer charge.

(2) Throughout this prospectus and in your Contract, this charge is referred to as "Asset-Based Charges."

(3) The maximum charge for this rider is shown above. We will determine the charge for this rider each time we declare guaranteed interest rates for the Fixed Account. The charge will be determined by the level of interest rates and our expected costs in providing this rider. Generally, an increase in interest rates will result in a reduction of the Guaranteed Minimum Account Value Rider Charge. Conversely, a decrease in interest rates will generally result in an increase in the Guaranteed Minimum Account Value Rider Charge. The Guaranteed Minimum Account Value Rider Charge for your Capital Protection Fixed Sub-Account will remain the same for the Guarantee Period of the Capital Protection Fixed Sub-Account you select.

(4)  Earnings  Enhancement  Life  Insurance  Rider:  We assess a charge  for the
     Earnings Enhancement Life Insurance Rider which is equal, on an annual basis, to 0.25% of your Variable and Fixed Account Values. Currently, we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract.


FUND CHARGES


     The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2001 or estimated for the year ending December 31, 2002 (as applicable) are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue. The annual expenses of the Funds in the tables below and the Examples which follow them are based on data provided by the respective underlying Trusts. We have not independently verified such data.





                                                                                            TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)     MAXIMUM 12b-1 FEES)
- ----                         --------------  ------  --------------  --------------     -----------------

                                           FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS
(Series II Shares):
  AIM V.I. Government
    Securities Fund..........     0.50%      0.25%      0.58%            1.33%             1.33%
  AIM V.I. Core Equity Fund (1)   0.61       0.25       0.21             1.07              1.07
  AIM V.I. International Growth
    Fund (1).................     0.73       0.25       0.32             1.30              1.30
  AIM V.I. Premier Equity Fund(1) 0.60       0.25       0.25             1.10              1.10
THE ALGER AMERICAN FUND:
  Alger American MidCap
    Growth Portfolio.........     0.80       N/A       0.08             0.88               0.88
  Alger American Income &
    Growth Portfolio.........     0.625      N/A       0.095            0.72               0.72
  Alger American Small
    Capitalization Portfolio.     0.85       N/A       0.07             0.92               0.92
FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
(Class IB Shares):
  International
    Portfolio                     0.37(2)    0.25       0.98             1.60(3)           2.33
   Small Cap Growth
    Portfolio                     0.00(2)    0.25       0.98             1.23(3)           3.77
   Technology Portfolio           0.00(2)    0.25       0.98             1.23(3)           2.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.: (4)
  INVESCO VIF - Growth Fund..     0.85       N/A        0.67(5)          1.52(5)           2.32
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07              1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06              1.06
  INVESCO VIF-Technology Fund     0.75       N/A        0.32             1.07              1.07
MFS(R) VARIABLE INSURANCE TRUST(SM)
 (Initial Class):
  MFS Investors Trust Series.     0.75       N/A        0.15             0.90(6)           0.90
  MFS High Income Series.....     0.75       N/A        0.16(7)          0.91(6)           1.01
  MFS Research Series........     0.75       N/A        0.15             0.90(6)           0.90
  MFS Total Return Series....     0.75       N/A        0.14             0.89(6)           0.89
  MFS Capital Opportunities
    Series...................     0.75       N/A        0.16(7)          0.91(6)           0.96
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Global Value Equity Portfolio   0.67       N/A        0.48             1.15              1.28(8)
  Mid Cap Value Portfolio.....    0.70       N/A        0.35             1.05              1.10(8)
  Value Portfolio.............    0.47       N/A        0.38             0.85              0.93(8)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
  Oppenheimer Bond Fund/VA....    0.72       N/A        0.05             0.77              0.77
  Oppenheimer Capital
    Appreciation Fund/VA......    0.64       N/A        0.04             0.68              0.68
  Oppenheimer Main Street Small Cap
    Fund/VA..................     0.75       N/A        0.30             1.05              1.05
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund*.(9)  0.38        0 (10)    0.17             0.55              1.51
  Money Market Fund(9)........    0.48        N/A       0.17             0.65              1.30
  Nasdaq-100 Index(R) Fund** (9)  0.80        0 (10)    0.05             0.85              1.66
  All-Cap Growth Fund (9).....    0.99        0 (10)    0.11             1.10              2.03
VAN KAMPEN LIFE INVESTMENT TRUST,
(Class II Shares):
  LIT Growth and Income Portfolio 0.60       0.25       0.15             1.00               1.00
  LIT Emerging Growth Portfolio   0.70       0.25       0.06             1.01               1.01



(1) Effective May 1, 2002 the following Fund names will change: AIM V.I. Growth and Income Fund becomes AIM V.I. Core Equity Fund, AIM V.I. International Equity Fund becomes AIM V.I. International Growth Fund, and AIM V.I. Value Fund becomes AIM V.I. Premier Equity Fund.

(2) Management fees before waivers are 1.10%, 0.70% and 0.70% respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. Other Expenses for the year ended December 31, 2001, before reimbursement, for the Small Cap Growth Portfolio and the Technology Portfolio were 2.82% and 1.79%, respectively.

(3) Certain service providers have contractually agreed to waive management fees or otherwise pay other expenses until December 31, 2002, so that the total operating expenses do not exceed 1.60%, 1.23% and 1.23%, respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2002.

(4) The Fund's actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement.

(5) Certain expenses of the Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's other expenses and total annual expenses for the year ended December 31, 2001 would have been 1.47% and 2.32%, respectively of the Fund's average net assets.

(6) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal 0.89% for the Investors Trust Series; 0.90% for the High Income Series; 0.89% for the Research Series; 0.88% for the Total Return Series and 0.90% for the Capital Opportunities Series.

(7) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: High Income Series - 0.15% and Capital Opportunities Series - 0.15%. These contractual fee arrangements will continue until May 1, 2003 with the consent of the board of trustees which oversees the series. Without this reimbursement the "Other Expenses" would be 0.26% for the High Income Series and 0.21% for the Capital Opportunities Series.

(8) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.48%, and 1.28% with respect to the Global Value Equity Portfolio; 0.75%, 0.35% and 1.10% with respect to the Mid Cap Value Portfolio; and 0.55%, 0.38% and 0.93% with respect to the Value Portfolio.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver of reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; 0.65%, 0%, 0.65% and 1.30% with respect to the Money
     Market Fund; 0.85%, 0.25%, 0.56% and 1.66% with respect to the Nasdaq-100 Index(R) Fund and 1.10%, 0.25%, 0.68% and 2.03% with respect to the All-Cap Growth Fund.

(10) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES



                                                                                           TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL             (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)     MAXIMUM 12b-1 FEES)
- ----                         --------------  ------  --------------  --------------   -----------------

                                               SECTORSELECTOR (SM) SERIES

AIM VARIABLE INSURANCE FUNDS
(Series II Shares):
  AIM V.I. International Growth
   Fund (1)..................     0.73       0.25       0.32             1.30                1.30
  AIM V.I. Global Utilities
    Fund.....................     0.65       0.25       0.42             1.32                1.32
  AIM V.I. New Technology Fund..  0.81       0.15(2)    0.49             1.45 (2)            1.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.(3):
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07                1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06                1.06
  INVESCO VIF- Technology Fund    0.75       N/A        0.32             1.07                1.07
  INVESCO VIF-Telecommunications
    Fund ...................      0.75      N/A         0.34              1.09                1.09
MFS(R) VARIABLE INSURANCE TRUST SM)(Service Class):
  MFS High Income Series.....     0.75       0.25       0.16(5)           1.16(4)            1.26
  MFS Utilities Series.......     0.75       0.25       0.18              1.18(4)            1.18
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Van Kampen UIF Active International
   Allocation Portfolio .......   0.27(6)    N/A        0.88(6)           1.15               1.68(6)
  Van Kampen UIF U.S. Real
   Estate Portfolio...........    0.75(6)    N/A        0.35(6)           1.10               1.15(6)
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 (Service Shares):
  Oppenheimer Bond Fund/VA....    0.72       0.25       0.05              1.02               1.02
  Oppenheimer Global Securities
    Fund/VA ------------------    0.64       0.25(7)    0.06              0.95(7)             0.95
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund* (9)..0.38        0(8)      0.17              0.55               1.51
  Money Market Fund (9) ......    0.48        N/A       0.17              0.65               1.30
RYDEX VARIABLE TRUST:
  Rydex VT Technology Fund.....   0.85%       N/A       1.49              2.34               2.34
  Rydex VT Financial Services
   Fund ........................  0.85%       N/A       1.34              2.19               2.19
  Rydex VT Health Care Fund       0.85        N/A       1.38              2.23               2.23
  Rydex VT Leisure Fund           0.85        N/A       1.13              1.98               1.98
  Rydex VT Consumer Products Fund 0.85        N/A       1.22              2.07               2.07
  Rydex VT Retailing Fund         0.85        N/A       1.39              2.24               2.24
  Rydex VT Energy Fund            0.85        N/A       1.20              2.05               2.05
  Rydex VT Energy Services Fund   0.85        N/A       1.21              2.06               2.06
  Rydex VT Transportation Fund    0.85        N/A       1.31              2.16               2.16
  Rydex VT Basic Materials Fund   0.85        N/A       1.10              1.95               1.95
  Rydex VT Precious Metals Fund   0.75        N/A       1.43              2.18               2.18
  Rydex VT Telecommunications
   Fund ........................  0.85        N/A       1.40              2.25               2.25



(1) Effective May 1, 2002 the name of the AIM V.I. International Equity Fund will change to AIM V.I. International Growth Fund.

(2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further, the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Total Annual Expenses to 1.45%. Prior to reimbursement, the Rule 12b-1 fee would have been .25%.

(3) The Fund's actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangements.

(4) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than actual expenses of the series. Had these fee reductions been taken into account, "Total Annual Expenses (after fee waivers and reimbursements, as applicable)" would be lower, and would be estimated to be: 1.15% for High Income Series and 1.17% for Utilities Series.

(5) MFS has contractually agreed, subject to reimbursement, to bear the High Income series' expenses such that "Other Expenses (after reimbursements, as applicable) do not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. If this agreement had not been in place, "Other Expenses" for the High Income Series would have been 0.26%.

(6) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.88% and 1.68% with respect to the Active International Allocation Portfolio and 0.80%, 0.35%, and 1.15% with respect to the U.S. Real Estate Portfolio.

(7) Effective May 1, 2002 the distribution and/or service fees were changed from 0.15% to 0.25%. For the year ended December 31, 2001, the "Rule 12b-1 Fees" and "Total Annual Expenses" were 0.15% and 0.85% respectively.

(8) A Rule 12b-1 Plan (the "Plan") has been adopted by the S&P500 Equity Index Fund pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; and 0.65%, 0%, 0.65% and 1.30% with respect to the Money Market Fund.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


EXAMPLES

     The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and expense reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts.


     You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year; however, we currently do not assess the Transfer Charge. See "Transfer Charge."

     The assumed 5% annual rate of return is hypothetical. You should not consider it to be representative of past or future annual returns; both may be greater or less than this assumed rate.


     The examples shown reflect 12b-1 fees where such fees are currently imposed. To the extent that a Fund has adopted a Rule 12b-1 plan but no 12b-1 payments were made in the year 2001 and none are anticipated to be made in 2002, the expense examples do not reflect such fees. If such fees were imposed the expense numbers would be higher than those currently shown below.


     The examples reflect the charges for the following optional riders (which is the most expensive way to purchase the Contract): Enhanced Guaranteed Minimum Income Benefit Rider, the maximum charge for the Guaranteed Minimum Account Value Rider, Enhanced Guaranteed Minimum Death Benefit, Accidental Death Benefit Rider, and Earnings Enhancement Death Benefit Rider. Your expenses would be less than the expenses in the examples if you purchase none or fewer than all of the optional riders.

     You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above regardless of whether you surrender or annuitize your Contract at the end of each time period.




FUND                                                                     TIME PERIODS
- -----                                                       -----------------------------------
                                                               1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                                               -------  -------  ------- ---------

FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund                                44      134     224      455
AIM V.I. Core Equity Fund                                          42      126     212      433
AIM V.I. International Equity Fund                                 44      133     223      452
AIM V.I. Premier Equity Fund                                       42      127     213      435
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                             40      120     203      416
Alger American Income & Growth Portfolio                           38      116     195      402
Alger American Small Capitalization Portfolio                      40      122     205      420
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
International Portfolio                                            47      142     237      477
Small Cap Growth Portfolio                                         43      131     219      446
Technology Portfolio                                               43      131     219      446
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                                          46      139     233      470
INVESCO VIF - Financial Services Fund                              42      126     212      433
INVESCO VIF - Health Sciences Fund                                 42      126     211      432
INVESCO VIF - Technology Fund                                      42      126     212      433
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class):
MFS Investors Trust Series                                         40      121     204      418
MFS High Income Series                                             40      121     204      419
MFS Research Series                                                40      121     204      418
MFS Total Return Series                                            40      121     203      417
MFS Capital Opportunities Series                                   40      121     204      419
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                           39      117     197      406
Oppenheimer Capital Appreciation Fund/VA                           38      114     193      398
Oppenheimer Main Street Small Cap Fund/VA                          41      125     211      431
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                          36      111     187      387
Money Market Fund                                                  37      114     192      396
Nasdaq-100 Index(R)Fund                                            39      119     201      413
All-Cap Growth Fund                                                42      127     213      435
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                                      42      128     216      439
Mid Cap Value Portfolio                                            41      125     211      431
Value Portfolio                                                    39      119     201      413
VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
LIT Growth and Income Portfolio                                    41      124     208      426
LIT Emerging Growth Portfolio                                      41      124     209      427

SECTORSELECTOR (SM) SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. International Growth Fund                                 44      133     223      452
AIM V.I. Global Utilities Fund                                     44      133     224      454
AIM V.I. New Technology Fund                                       46      137     230      465
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Financial Services Fund                              42      126     212      433
INVESCO VIF - Health Sciences Fund                                 42      126     211      432
INVESCO VIF - Technology Fund                                      42      126     212      433
INVESCO VIF - Telecommunications Fund                              42      127     213      434
MFS(R) VARIABLE INSURANCE TRUST (Service Class):
MFS High Income Series                                             43      129     216      440
MFS Utilities Series                                               43      129     217      442
OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Shares):
Oppenheimer Bond Fund/VA                                           41      125     209      428
Oppenheimer Global Securities Fund/VA                              40      122     206      422
RYDEX VARIABLE TRUST:
Rydex VT Technology Fund                                           55      163     270      535
Rydex VT Financial Services Fund                                   53      159     264      523
Rydex VT Health Care Fund                                          53      160     266      526
Rydex VT Leisure Fund                                              51      153     254      507
Rydex VT Consumer Products Fund                                    52      155     258      514
Rydex VT Retailing Fund                                            54      160     266      527
Rydex VT Energy Fund                                               52      155     257      513
Rydex VT Energy Services Fund                                      52      155     258      513
Rydex VT Transportation Fund                                       53      158     262      521
Rydex VT Basic Materials Fund                                      51      152     253      505
Rydex VT Precious Metals Fund                                      53      158     263      523
Rydex VT Telecommunications Fund                                   54      160     266      528
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                                          36      111     187      387
Money Market Fund                                                  37      114     192      396
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Van Kampen UIF Active International Allocation Portfolio            42      128     216      439
Van Kampen UIF U.S. Real Estate Portfolio                          42      127     213      435

THERE IS AN ACCUMULATION UNIT VALUE HISTORY (CONDENSED FINANCIAL INFORMATION) CONTAINED IN APPENDIX G PERTAINING TO FOUNDATION SERIES SUB-ACCOUNTS.

==============================================================================
1.  WHAT ARE THE CONTRACTS?
==============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.


     Under the terms of the Contract, we promise to pay you income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before you purchase since the tax- qualified retirement plan itself provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract.


     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits. Expenses for a Contract with no surrender charges may have higher Asset-Based Charges than contracts with surrender charges.


YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." See "Variable Sub-Account Investment Options." We offer two series of Variable Sub-Account Investment Options. One series is called Foundation. The other series is called SectorSelector(SM). All Contracts issued before May 1, 2002 invest in the Foundation Series. You may only invest in one of these two series of Variable Sub-Accounts under your Contract, but not both. In addition, once selected you may not make transfers from one series to the other series. Both series may not be available through all distributors.


     We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Options." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." For Contracts issued on or after May 1, 2002, we currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. See Appendix F for Contracts purchased before May 1, 2002. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment." The Fixed Account and/or certain Guarantee Periods may not be available in your state.

     We also offer you six optional riders for an additional charge - the Guaranteed Minimum Income Benefit Rider ("GMIB"), the Enhanced Guaranteed Minimum Income Benefit Rider ("Enhanced GMIB"), the Guaranteed Minimum Account Value Rider ("GMAV"), the Guaranteed Minimum Death Benefit Rider ("Enhanced GMDB"), the Accidental Death Benefit Rider ("ADB"), and the Earnings Enhancement Death Benefit Rider ("EEDB"). In addition, as an alternative to the EEDB, you can select the Earnings Enhancement Life Insurance Rider ("EELR"). We do not currently deduct the charge for the EELR rider from your Contract. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?", "What Are My Investment Options?," and "Does the Contract Have A Death Benefit?"


TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

     -    From one Variable Sub-Account to another Variable Sub- Account;

     -    From a Fixed Sub-Account to a Variable Sub-Account; or

     -    From a Variable Sub-Account to a Fixed Sub-Account.


     If you are investing in the SectorSelector(SM) Series, currently you may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the Money Market Sub-Account.


==============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
==============================================================================

YOUR CHOICES

     You have several choices to make concerning your income payments. First, you choose the Income Date when you want income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. If you do not select an Income Date, the Income Date will be the first calendar month following the Annuitant's 95th birthday. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

     The available income plans are (the descriptions of the plans assume you are the Annuitant):

     - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, then we will only make one payment.

     - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period. If you die during the period certain elected, the Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

     - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If both you and the second person die after the first payment and before the second payment, then we will make only one payment.

     - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select (which may be from 5 to 30 years). However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period. The Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

     - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any single premium annuity we offer on the Income Date for which you and the Annuitant are eligible.

     There may be adverse tax consequences if you make a partial withdrawal during the Income Phase.

     See Appendix F for Contracts issued before May 1, 2002.

INCOME PAYMENT AMOUNTS

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and period certain (if any), and if applicable upon the age and sex of a second person you designate. The rates we apply will never be lower than the Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.


     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%. If you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Account Value on that date in one sum.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     The GMIB riders are optional riders that ensure, if you satisfy a rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. We offer two such riders. You may choose either the GMIB or the Enhanced GMIB; you may not choose both under the same Contract. Each rider is described in the following paragraphs.

     Guaranteed Minimum Income Benefit Rider ("GMIB"). Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular income plan and frequency of payment, we determine the GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule to the greater of: (a) the Highest Anniversary Value (described below), or (b) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any Market Value Adjustment incurred) reduces Account Value.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. On the Income Date, we will calculate an anniversary value for each Contract Anniversary on or before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB Rider. An anniversary value for a Contract Anniversary equals:


     -    the Account Value on that Contract Anniversary;

     - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

     - reduced by the proportion that any withdrawal taken since that Contract Anniversary (including applicable Market Value Adjustments) reduces Account Value.


     Enhanced GMIB. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the Enhanced GMIB. For a particular Income Plan and frequency of payment, we determine the Enhanced GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Contract Schedule to the greatest of (a) the Roll-Up Benefit Value,
(b) the Highest Anniversary Value, or (c) 100% of the sum of all purchase payments made under the Contract reduced proportionately by the amount that any prior withdrawal (including any Market Value Adjustment incurred) reduces the Account Value.

     We then compare the Enhanced GMIB to what we would pay you if you had not elected the Enhanced GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value for the Enhanced GMIB Rider is determined in the same manner as it is for the GMIB Rider. The Roll-Up Benefit Value is calculated as follows:


     - On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment.


     - Thereafter, we calculate a new Roll-Up Benefit Value for the each Valuation Period by:

          (1) adding interest at the effective annual interest rate of 5% to the immediately preceding Roll-Up Benefit Value, but not after the Owner attains age 80,

          (2) adding the dollar amount of any additional purchase payments paid during the Valuation Period,

          (3) making a reduction for any withdrawals (including any Market Value Adjustment incurred) taken during the Valuation Period. The reduction will be made on a dollar-for-dollar basis (i.e. each dollar withdrawal results in a corresponding dollar reduction in the Roll-Up Benefit Value) as long as the sum of your withdrawals in a Contract Year is 5% or less of the Roll-Up Benefit Value on the most recent Contract Anniversary. Once you take a withdrawal that causes the sum of your withdrawals in that Contract Year to exceed 5% of the Roll-Up Benefit Value on the most recent Contract Anniversary, the reduction for the amount in excess of 5% will be made in proportion to the reduction in the Account Value that results from the withdrawal amount in excess of 5%.

     If you purchased your Contract before May 1, 2002, see Appendix F regarding the calculation of the Roll-Up Benefit Value.

     We show examples of how both GMIB riders work in Appendix D.

     FURTHER INFORMATION ABOUT THE GMIB RIDERS. The remaining information in this Section applies to both GMIB riders except as indicated.

     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue a GMIB rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The following conditions apply:

     - The surviving spouse must elect to continue the Contract instead of electing to receive distribution of the death benefits.

     - For purposes of determining the "Effective Date" provision in the rider, the Effective Date is the Valuation Date the new Owner elects to continue the rider (when the election is received at our Customer Service Center).

     - For purposes of determining the Highest Anniversary Value and the sum of all purchase payments made under the Contract for the GMIB calculation, we initially set both these values to equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider.

     - The calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

     - As to the Enhanced GMIB Rider only, for purposes of determining the Roll-Up Benefit Value we initially set it equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

     All of the other terms and conditions of the riders will continue as before the new Owner elected to continue the rider.

     WHEN MAY YOU ELECT INCOME PAYMENTS UNDER THE GMIB RIDERS? You may take income payments using the GMIB Rider on any Contract Anniversary, or the thirty-day period that follows a Contract Anniversary, only after (a) the Annuitant has attained age 60, and (b) the Contract has been in effect (i) for seven years for the GMIB Rider, and (ii) for ten years for the Enhanced GMIB Rider.

     If you have elected a GMIB rider but you do not meet the conditions shown above as of the Income Date, then all income payments going forward will be calculated with out regard to the GMIB rider.

     INCOME PLANS AVAILABLE WITH THE GMIB RIDERS. You may elect to use the GMIB riders with the following Income Plans in your Contract:


     -    Income Plan 1. Fixed Life Annuity;

     -    Income Plan 2. Fixed Life Annuity with 10 Years Certain; and

     -    Income Plan 3. Fixed Joint and Last Survivor Annuity.

     You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB riders.

     TERMINATION OF THE GMIB RIDERS. The GMIB Riders will terminate on the date of the first of the following events:

     o    the Contract is surrendered;

     o the death of the Owner if the Contract or the GMIB Rider is not continued under the Contract Continuation Option;

     o the death of the surviving spouse if the Contract or the GMIB Rider is continued under the Contract Continuation Option; and

     o on or after the Income Date, if an Income Plan not eligible under this benefit is elected or income payments cease for any reason.


     OTHER GMIB TERMS AND CONDITIONS

     -    A GMIB must be purchased at time of application;

     - The Annuitant must be age 80 or younger at the time your Contract is issued;

     - A GMIB rider may be terminated by the Owner only under limited circumstances. Charges for a GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

     - If there are multiple Owners, we will use the age of the oldest Owner to determine any benefits.

     - If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as the Owner to determine any benefits and will use the Annuitant's age in determining such benefits.

     IMPORTANT CONSIDERATIONS REGARDING THE GMIB RIDERS. While a GMIB rider does provide a guaranteed minimum amount of income, a GMIB RIDER MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB riders completely and analyze them thoroughly before you purchase a GMIB rider.

     - A GMIB rider does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

     - Once purchased, the GMIB may be terminated by the Owner only under limited circumstances. See "Termination of the GMIB Riders" above. Before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under a GMIB rider using the applicable Monthly Income Rate per $1,000, the GMIB rider charges will still be assessed.

     - The GMIB rider in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

     -    The GMIB riders may not be approved in all states.


==============================================================================
3.  HOW DO I PURCHASE A CONTRACT?
==============================================================================

INITIAL PURCHASE PAYMENT

     You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 90 years old on the Contract Date. We require a minimum initial purchase payment of $15,000.

ISSUANCE OF A CONTRACT


     Once we receive your initial purchase payment and your completed application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you or your registered representative to get the necessary information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. In some cases we can issue a Contract without receiving a signed application. In those cases, we will send an "Application/Confirmation" form with the issued Contract, and ask you to sign and return it to us to verify the terms of the Contract. Your Contract Date will be the date we issue your Contract at our Customer Service Center. We reserve the right to reject any application and/or purchase payment.


FREE LOOK RIGHT TO CANCEL YOUR CONTRACT


     During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Purchase Payment Tax Charge we may have deducted on or before the date we receive your returned Contract at our Customer Service Center. We do not refund charges other than the Purchase Payment Tax Charge. If required by the law of your state, or if your Contract is an Individual Retirement Annuity, we will refund you the greater of your Account Value plus any Purchase Payment Tax Charges we have deducted, or your purchase payments less any withdrawals previously taken. Where required by law to refund the purchase payments less withdrawals, we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options?"


MAKING ADDITIONAL PURCHASE PAYMENTS


     At any time before the Income Date, you may make additional purchase payments of $250 or more. A lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center. You may make additional purchase payments for as little as $100 under EFT (Electronic Funds Transfer).

     We will accept additional purchase payments as shown below:


======================       =================================================
CONTRACT TYPE                       RESTRICTIONS ON ACCEPTANCE OF
                                    ADDITIONAL PURCHASE PAYMENTS
- ----------------------     -------------------------------------------------

Non-Qualified                Accepted until the earlier of the year in which
Contract                     you or the Annuitant attains age 90.
- ----------------------     -------------------------------------------------
Qualified                    Accepted until the year in which you attain age
Contract                     90, except for annual contributions to a
                             traditional IRA which are accepted until the year
                             in which you attain age 701/2.
======================       =================================================

     We reserve the right to reject any additional purchase payments.

     You must obtain our prior approval before you make a purchase payment that causes the cumulative purchase payments for all annuities that you maintain with us to exceed $1,000,000. In such cases, we reserve the right to apply certain limitations and/or restrictions on the Contract as conditions to our acceptance, including limiting the Free Withdrawal Amount or the Death Benefit under the Contract and restricting Sub-Accounts that will be available to you. Other limitations and/or restrictions may apply.


     We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we received it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

     We may require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if required by law to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purpose under the Contract.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS


     Through the Variable Sub-Accounts, you can invest in specific Funds. You may invest in either the Foundation Series of Funds or the SectorSelector(SM) Series of Funds. You must choose one series of Funds or the other; you may not invest in both series under the same Contract. In addition, once selected you may not make transfers from one series to the other series. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.


     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust or Fund. You should read the Trusts' or Fund's prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust or Fund prospectuses with your Contract.

     The following Funds are available under the Contract:




                                                           FOUNDATION SERIES


        AIM VARIABLE INSURANCE FUNDS (Series II Shares)

        AIM V.I. Government Securities Fund
        AIM V.I. Core Equity Fund (formerly AIM V.I. Growth and Income Fund) AIM V.I. International Growth Fund (formerly AIM V.I. International
             Equity Fund)
        AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)

          Adviser: A I M Advisors, Inc.

        THE ALGER AMERICAN FUND

        Alger American Mid-Cap Growth Portfolio
        Alger American Income & Growth Portfolio
        Alger American Small Capitalization Portfolio

          Adviser: Fred Alger Management, Inc.

        FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

        Small Cap Growth Portfolio
        Technology Portfolio
        International Portfolio

          Adviser: U.S. Bancorp Asset Management, Inc. Clay Finlay Inc. is the sub-adviser for the International Portfolio.

        INVESCO VARIABLE INVESTMENT FUNDS, INC.

        INVESCO VIF - Financial Services Fund
        INVESCO VIF - Growth Fund (formerly INVESCO VIF-Blue Chip Growth Fund) INVESCO VIF - Health Sciences Fund INVESCO VIF - Technology Fund

          Adviser: INVESCO Funds Group, Inc.

        MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

        MFS Investors Trust Series
        MFS High Income Series
        MFS Research Series
        MFS Total Return Series
        MFS Capital Opportunities Series

          Adviser: MFS Investment Management(R)

        OPPENHEIMER VARIABLE ACCOUNT FUNDS

        Oppenheimer Bond Fund/VA
        Oppenheimer Capital Appreciation Fund/VA
        Oppenheimer Main Street Small Cap Fund/VA

          Adviser: OppenheimerFunds, Inc.

        SAGE LIFE INVESTMENT TRUST

        S&P 500 Equity Index Fund
        Money Market Fund
        Nasdaq - 100 Index(R) Fund
        All-Cap Growth Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

        Global Value Equity  Portfolio
        Mid Cap Value Portfolio
        Value Portfolio

          Adviser: Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen.


       VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

       LIT Growth and Income Portfolio
       LIT Emerging Growth Portfolio


          Adviser: Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management Inc.




SECTORSELECTOR(SM) SERIES

     If you are investing in SectorSelector(SM) Series, you currently may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the Money Market Sub-Account.

AIM VARIABLE INSURANCE FUNDS (Series II Shares):

        AIM V.I. Global Utilities Fund
        AIM V.I. International Growth Fund
        AIM V.I. New Technology Fund

          Adviser: A I M Advisors, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

       INVESCO VIF Financial Services Fund
       INVESCO VIF Health Sciences Fund
       INVESCO VIF Technology Fund
       INVESCO VIF Telecommunications Fund

          Adviser: INVESCO Funds Group, Inc.

MFS (R) VARIABLE INSURANCE TRUST (Service Class):

       MFS High Income Series
       MFS Utilities Series

          Adviser: MFS Investment Management(R)

OPPENHEIMER VARIABLE ACCOUNT FUNDS (Service Class):

       Oppenheimer Bond Fund/VA
       Oppenheimer Global Securities Fund/VA

          Adviser: OppenheimerFunds, Inc.


RYDEX VARIABLE TRUST:

       Rydex VT Technology Fund
       Rydex VT Financial Services Fund
       Rydex VT Health Care Fund
       Rydex VT Leisure Fund
       Rydex VT Consumer Products Fund
       Rydex VT Retailing Fund
       Rydex VT Energy Fund
       Rydex VT Energy Services Fund
       Rydex VT Transportation Fund
       Rydex VT Basic Materials Fund
       Rydex VT Precious Metals Fund
       Rydex VT Telecommunications Fund

          Adviser: Rydex Global Advisors

SAGE LIFE INVESTMENT TRUST:
      S&P 500 Equity Index Fund
      Money Market Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors sub-advises the S&P 500 Equity Index Fund. Conning Asset Management Company sub-advises the Money Market Fund.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

      Van Kampen UIF Active International Allocation Portfolio
      Van Kampen UIF U.S. Real Estate Portfolio

          Adviser: Morgan Stanley Asset Management, Inc., which does business in certain instances using the name Van Kampen.



     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors.

FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub- Account, we apply the Guaranteed Interest Rate then in effect. We may establish "DCA Fixed Sub-Accounts" for our Dollar-Cost Averaging Program.

     HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, AT THE TIME WE DECLARE GUARANTEED INTEREST RATES, OUR GUARANTEED INTEREST RATES WILL NEVER BE LESS THAN 2.25% LESS THAN THE BENCHMARK RATE PER YEAR, BUT NEVER LESS THAN OR EQUAL TO 0%. (IF YOU PURCHASED YOUR CONTRACT BEFORE MAY 1, 2002, OR RESIDE IN CERTAIN STATES, SEE APPENDIX F REGARDING THE GUARANTEED MINIMUM INTEREST RATE). YOUR GUARANTEED INTEREST RATES MAY DIFFER FROM THE DESCRIPTIONS ABOVE BECAUSE OF THE REQUIREMENTS OF THE STATE WHERE WE ISSUED YOUR CONTRACT. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

     BENCHMARK RATE. The Benchmark Rate is based on the United States Treasury STRIPS yields provided to us by an independent pricing service of our choice as of the date we declare interest rates. "STRIPS" is an acronym for Separate
Trading of Registered Interest and Principal of Securities and are the most common type of Zero Coupon Bond offered by the United States Treasury. The applicable term (length of time from issuance to maturity) of the STRIPS is the same as the duration of the Guarantee Period. If no STRIPS are available for such term, strips of the next shortest term are used. If the United States Treasury discontinues offering any of the applicable certificates of indebtedness upon which STRIPS are based, or if there is any disruption in the market for STRIPS that would have an impact on our ability to obtain market valuations for such instruments, we will substitute a comparable Benchmark Rate.


     GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. If you purchased your Contract before May 1, 2002, or reside in certain states, certain Guarantee Periods are not available. See Appendix F. We may offer different Guarantee Periods and may discontinue offering certain Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

     - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

     - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires (but not beyond your Income
          Date).

     - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

     - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

     - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

     Ordinarily:

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

     We will apply a Market Value Adjustment as follows:

     - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

     - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

     - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account or amount surrendered. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                                N/365
                             [(1+I)/(1+J+.0025)]       - 1

     Where:

     I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

     J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

     N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     The Fixed Account may not be available in your state. Contact our Customer Service Center for availability.


     Examples of how the Market Value Adjustment works are shown in Appendix B.

     GUARANTEED MINIMUM ACCOUNT VALUE RIDER (GMAV Rider). The GMAV Rider guarantees that if the GMAV Rider is in force on the Expiration Date of the Capital Protection Fixed Sub-Account you selected (or the next Valuation Date if the Expiration Date is not a Valuation Date) and if the Account Value of your Contract is less than the Guaranteed Minimum Account Value, then we will automatically credit your Account Value to equal the Guaranteed Minimum Account Value. This credit will be allocated to the Money Market Sub-Account unless you request otherwise.

     Capital Protection Fixed Sub-Account: The GMAV Rider is currently available with three different options reflecting the duration you choose. The several durations available are known as Capital Protection Fixed Sub-Accounts and are sub-accounts of our Fixed Account. The Capital Protection Fixed Sub-Account's beginning date is the date the GMAV Rider becomes effective. Currently, we offer 5, 7 and 10 year Capital Protection Fixed Sub- Accounts. We may add additional Capital Protection Fixed Sub-Accounts or may discontinue offering one or more in the future. On the effective date of the GMAV Rider, we require that you allocate:

     o at least 65% of your Account Value to the 5 year Capital Protection Fixed Sub-Account;

     o at least 50% of your Account Value to the 7 year Capital Protection Fixed Sub-Account; or

     o at least 30% of your Account Value to the 10 year Capital Protection Fixed Sub-Account.

     You may allocate the portion of your Account Value not allocated to the Capital Protection Fixed Sub-Account among the available Fixed and/or Variable Sub-Accounts at your discretion.

     Guaranteed Minimum Account Value: For purposes of this benefit, the Guaranteed Minimum Account Value is equal to:

     o    the Account Value on the effective date of the GMAV Rider;

     o reduced proportionately for any withdrawals from the Contract (including any market value adjustment incurred) made on or after the effective date of the GMAV Rider and before the expiration date of the Capital Protection Fixed Sub-Account you selected.

Termination of the GMAV Rider:

     The GMAV Rider terminates on the earliest of the following occurrences:

     1.   The Expiration Date of the Capital Protection Fixed Sub-Account;

     2.   You surrender your Contract;

     3. The death of an Owner if the Contract is not continued under the Contract Continuation Option; and

     4.   The Income Date.

     It is possible that you could pay for the GMAV Rider for one or more years and not receive the benefits if certain events occur before the Expiration Date of the Capital Protection Fixed Sub-Account.

Important Considerations Regarding the GMAV Rider:

     o The GMAV Rider provides a guaranteed minimum account value if the terms and conditions of the rider are met. The GMAV Rider is most appropriate for investors with low risk tolerance. You should understand the GMAV Rider completely and analyze it thoroughly before purchasing the benefit.

     o As with other aspects of your Contract, you should consult your qualified financial adviser in evaluating the GMAV Rider.

Terms and Conditions of the GMAV Rider:

     o While the GMAV Rider is in force, you cannot change the Capital Protection Fixed Sub- Account.

     o We reserve the right to restrict additional purchase payments under the Contract while the GMAV Rider is in force. Currently, we do not permit you to make additional purchase payments under your Contract while the GMAV Rider is in force.

     o You cannot transfer Account Value from the Capital Protection Fixed Sub-Account.

     o While the GMAV Rider is in force, we reserve the right to restrict transfers between a Fixed Sub-Account and a Variable Sub-Account and between Fixed Sub-Accounts.

     o You cannot have more than one Capital Protection Fixed Sub-Account in force with your Contract at any one time.

     o If you request a withdrawal, we will make the withdrawal proportionately from the Capital Protection Fixed Sub-Account and any other Sub-Accounts in which you are invested. A Market Value Adjustment may apply.

     o The GMAV Rider may not be approved in your state. Contact our Customer Service Center regarding availability.


TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to make transfers is restricted until the Free Look Period ends. See "Purchase Payment Allocations." The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account before its Expiration Date ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     In addition, we reserve the right to restrict transfers:

     - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

     - if the transfer results in more than one trade involving the same Sub-Account in a 30-day period; or

     - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).


     If you are investing in the SectorSelector(SM) Series, currently you may make only one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts and the Money Market Sub-Account.


     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub- Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     TELEPHONE  TRANSACTIONS.  You  may  request  transfers  or  withdrawals  by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and
(c) posting a Contract transaction history on our website which you may access at any time.


     THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made third parties holding the right to make transfers on behalf of multiple parties, we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

     DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

     Once elected, dollar-cost averaging remains in effect until:

     -    the Income Date;

     -    you surrender the Contract;

     - the value of the Sub-Account from which transfers are being made is depleted; or

     -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     ASSET ALLOCATION PROGRAM. An optional asset allocation program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account.

     Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix on a calendar quarter basis to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed. The transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.


VALUES UNDER YOUR CONTRACT

     ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

     -    the performance of the Variable Sub-Accounts you have selected;

     -    interest credited on amounts you allocated to the Fixed Account;

     -    any additional purchase payments; and

     -    charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, less any applicable Purchase Payment Tax Charge.

     VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period for which the value is being determined.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) and then subtracting (c) where:

     (a)  is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

     (c)  is the daily Asset-Based Charge.

     The net investment factor may be more or less than, or equal to, one.

     FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

     - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

     -    interest at the Guaranteed Interest Rate; MINUS

     -    any transfers from the Sub-Account; MINUS

     -    any withdrawals from the Sub-Account; and MINUS

     -    any charges allocated to the Sub-Account.

     We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

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5. WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

     SERVICES AND BENEFITS WE PROVIDE INCLUDE:

     - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

     -    the death benefit paid on the death of the Owner;

     -    the available  investment options,  including  dollar-cost  averaging,
          asset  allocation,   automatic  portfolio  rebalancing,   IRA  partial
          withdrawal programs, and systematic partial withdrawal programs;

     -    administration of the income plans available under the Contracts; and

     -    the distribution of various reports to Owners.

     COSTS AND EXPENSES WE INCUR INCLUDE:

     - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

     -    sales and marketing expenses; and

     -    other costs of doing business.

     RISKS WE ASSUME INCLUDE:

     - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

     - that the amount of the death benefit will be greater than Account Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may also deduct a charge for taxes. See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

     -    the size of a group;

     -    the total amount of purchase payments to be received from a group;

     -    the purposes for which the Contracts are purchased;

     -    the nature of a group for which the Contracts are purchased; and

     -    any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.


SURRENDER CHARGE

     None! There are no surrender charges under the Contracts.

ANNUAL ADMINISTRATION CHARGE

     None! There are no annual administration charges under the Contracts.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. The maximum charges are:

                                             ANNUAL             DAILY
                                             CHARGE             CHARGE
                                             ------             ------
                                              1.55%             .004279%

     We do not assess these charges against any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.


OPTIONAL RIDER CHARGES

     We will deduct an additional charge if you purchase one or more of the optional riders. The charges for the riders are calculated as a percentage of the Account Value on the date of deduction. On the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase, the charge is deducted in proportion to the Sub-Accounts in which you are invested. You may request the termination of the ADB and the Enhanced GMDB at any time during the Accumulation Phase. Once terminated, charges for an optional rider are no longer assessed. If a surviving spouse elects to continue the Contract following the death of the original Owner, the surviving spouse may elect not to continue any riders, and no rider charges would therefore be assessed. The charges for each of the riders are as follows:

Guaranteed Minimum Income Benefit Rider: 0.20% annually, 0.0166% monthly

Enhanced Guaranteed Minimum Income Benefit Rider: 0.35% annually, 0.0291% monthly

Guaranteed Minimum Account Value Rider: (maximum charge) 0.55% annually, 0.0458% monthly

     The maximum charge for the GMAV Rider is shown. We will determine the current charge for the GMAV Rider each time we declare guaranteed interest rates for the Fixed Sub-Accounts. The charge for your GMAV rider will be shown in your Contract Schedule and will remain the same for the Guarantee Period of your Capital Protection Fixed Sub-Account. We reserve the right to assess different charges for different Capital Protection Fixed Sub-Accounts.

Earnings Enhancement Death Benefit Rider: 0.25% annually, 0.0208% monthly

Enhanced Guaranteed Minimum Death Benefit Rider: 0.20% annually, 0.0166% monthly

Accidental Death Benefit Rider: 0.05% annually, 0.0041% monthly.

Earnings Enhancement Life Insurance Rider ("EELR" Rider):

     The charge for this rider is 0.25% annually, 0.0208% monthly of your Fixed and Variable Account Values. The charge is calculated on the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase. Unlike the other optional benefit riders, currently we do not deduct this charge from your Contract. The charge for this Rider must be paid for through funds outside your Contract (electronically in United States currency through a United States financial institution). If payment of the charge for this rider is not received when due, a Grace Period of 31 days will be allowed for you to pay the charge. We will send you a notice at the start of the Grace Period at your last known address. The Grace Period will end 31 days after we mail the notice, at which time this rider will terminate without value. See "Does the Contract Have a Death Benefit? - Optional Earnings Enhancement Life Insurance Rider."


FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 2.25%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. New broker-dealers or those who meet certain productivity and profitability standards may be eligible for additional compensation.

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6. HOW WILL MY CONTRACT BE TAXED?
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     THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


INTRODUCTION

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS


     NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code (the "Code"), the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.


     WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non- Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

     - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

     - We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

     -    made on or after the taxpayer reaches age 59 1/2;

     -    made on or after the death of an Owner;

     -    attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

     -    from purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply. However, the EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay income tax on the death benefit paid under the EELR Rider.

     Certain optional death benefits (see "Optional Rider Death Benefits") may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.


     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

     - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP").

     - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

     -    Roth  IRA  --   allows   eligible   individuals   to  make   after-tax
          contributions with no tax on qualifying distributions.

     CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.


     TAX PENALTY ON CERTAIN WITHDRAWALS. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after you reach age 59 1/2;

     (2)  paid after you die;

     (3) paid if you become totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

     (5)  paid for certain allowable medical expenses (as defined in the Code);

     (6)  paid on account of an IRS levy upon the qualified Contract;

     (7)  paid from an IRA for medical insurance (as defined in the Code);

     (8)  paid from an IRA for qualified higher education expenses; or

     (9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined by the Code).

     We have provided a more complete discussion in the Statement of Additional Information.


     TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     DEATH BENEFITS. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the Accumulation Phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain optional death benefits which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAs) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

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7. HOW DO I ACCESS MY MONEY?
==============================================================================

     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub- Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

     - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

     - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The IRS has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are effective January 1, 2002. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.


     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

     - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     - the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

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8. HOW IS CONTRACT PERFORMANCE PRESENTED?
==============================================================================

     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven- day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN


     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits (the least expensive way to buy the Contract) and we also show standard performance that reflects the charges for the optional benefits (the most expensive way to buy the Contract).


     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.


     We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.


PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

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9. DOES THE CONTRACT HAVE A DEATH BENEFIT?
==============================================================================


     Your Contract provides a death benefit for your Beneficiary if you die before the Income Date. You may purchase up to three optional death benefit riders. In addition, you may purchase an Earnings Enhancement Life Insurance Rider ("EELR") as an alternative to the Earnings Enhancement Death Benefit Rider ("EEDB").

STANDARD DEATH BENEFIT


     If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greater of:

     - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business
          Day); or

     - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawals (including any Market Value Adjustment incurred) reduced Account Value.

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request and have paid the death benefit. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue ("Contract Continuation Option"), in which case we will continue the Contract subject to the following conditions:

     (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

     (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.


     (3) If the optional EELR Rider is in force at the time of the Owner's death, and the spousal Beneficiary elects to continue the Contract as the new Owner, he or she may elect to have some or all of this rider's benefit applied to the Contract as an additional purchase payment.


     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the death benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     Unless transferred to the Fixed Account, the death benefit in the Variable Account remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary. If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant as the death of an Owner and the distribution of the death benefit as described above will be administered as if the Beneficiary was the new Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.


OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

OPTIONAL RIDER BENEFITS

     You may also purchase up to three additional, optional death benefit riders: the Accidental Death Benefit Rider, the Enhanced Guaranteed Minimum Death Benefit Rider, and the Earnings Enhancement Death Benefit Rider. In addition, you may purchase the Earnings Enhancement Life Insurance Rider as an alternative to the Earnings Enhancement Death Benefit Rider. As to each of the Riders, they may be purchased only at the time of Contract application. We will pay the benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of death of the Owner, or of the Annuitant if the Owner is not a natural person. One or more of the riders may not be available in all states. Please take advantage of the guidance of a qualified financial adviser in evaluating each of the optional benefit riders, as well as all other aspects of the Contract. See the riders for the specific terms and conditions of each benefit.

OPTIONAL ACCIDENTAL DEATH BENEFIT RIDER ("ADB Rider")

     The ADB Rider provides that, under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:


     -    the purchase payments made; MINUS

     - any withdrawals (including any Market Value Adjustment incurred), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day).


     The maximum benefit is $250,000. If you purchased your Contract with an ADB Rider prior to May 1, 2002, see Appendix F for the maximum benefit applicable to your Contract.


     To qualify for this benefit, the Owner's death must occur:

     (1)  before the first Contract  Anniversary after the Owner attains age 80;
          and

     (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.


     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. You may terminate the ADB Rider at any time by notifying our Customer Service Center.



     THE OPTIONAL ADB RIDER IS NOT AVAILABLE FOR IRA, ROTH IRA AND SIMPLE IRA CONTRACTS.

OPTIONAL ENHANCED GUARANTEED MINIMUM DEATH BENEFIT RIDER ("Enhanced GMDB Rider")

     You may enhance the Contract's standard basic death benefit by purchasing the optional Enhanced GMDB Rider. You must be age 79 or younger at the time the Contract is issued. The Enhanced GMDB Rider may provide a higher death benefit than the standard death benefit described above. The Enhanced GMDB provides that the death benefit calculation will include the Highest Anniversary Value in the calculation of the Contract Death Benefit.


     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death excluding, however, Contract Anniversaries that come after the Owner attains age 85. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

     If the Contract is continued under the Contract Continuation Option, the calculation of the Highest Anniversary Value will exclude all anniversary values for Contract anniversaries prior to the date the surviving spouse becomes the new Owner.


Important Considerations Regarding the Enhanced GMDB Rider

     - The Enhanced GMDB rider does not guarantee that any amounts under the rider will become payable upon death. Market increases resulting in your Account Value at death being greater than the Enhanced GMDB will result in no Enhanced GMDB being payable.

     - You may terminate the Enhanced GMDB Rider at any time by notifying our Customer Service Center.

OPTIONAL EARNINGS ENHANCEMENT DEATH BENEFIT RIDER ("EEDB RIDER")

     You may enhance the Contract's standard death benefit by purchasing the optional EEDB Rider (sometimes referred to in marketing materials as "Protection Plus"). The EEDB Rider may provide an additional death benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

     a)   is your Account Value on the date of calculation;

     b)   is the Net Purchase Amount; and

     c) is the Benefit Rate (the Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 80).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make, and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Earnings Enhancement Death Benefit will not exceed the Maximum Benefit Amount. That amount is your benefit rate (40% or 25%, as the case may be) times 250% for issue ages 0-69 or 100% for issue ages 70-80, times the difference between the Net Purchase Amount and any purchase payments made in the 12 months before the Covered Person's death. You must be age 80 or younger at the time the Contract is issued.


     PLEASE NOTE THAT IF YOUR ACCOUNT VALUE HAS DECLINED SUCH THAT IT IS EQUAL TO OR LESS THAN THE NET PURCHASE AMOUNT, NO EARNINGS ENHANCEMENT DEATH BENEFIT WILL BE PAYABLE.

     We show examples of the EEDB Rider in Appendix E.


     Important Considerations Regarding the EEDB Rider

     - No amount is payable if you die after the Income Date or after you surrender the Contract.


     - The EEDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Earnings Enhancement Death Benefit being payable.

     - Under this Rider, if the investment performance of the Funds are such as would result in a standard death benefit that is sufficient for your needs, the charges for this Rider will still be assessed.

EARNINGS ENHANCEMENT LIFE INSURANCE RIDER ("EELR Rider")

     As an alternative to the EEDB Rider, you may also supplement the Contract's standard death benefit by purchasing the optional EELR Rider (sometimes referred to in the marketing materials as "Protection Plus Life"). The EELR Rider may provide an additional life insurance benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Life Insurance benefit in the same way as we determine the Earnings Enhancement Death Benefit described above.

Important Considerations Regarding the EELR Rider:

     - The EELR Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no EELR Rider benefit being payable.

     - No benefit is payable if you die after the Income Date or after you surrender the Contract.

     - The EELR Rider only provides a benefit upon death. There is no cash value benefit available.

     - If the Owner dies by suicide within two years from the effective date of the rider, then no benefit will be paid.

     - If the monthly charge for the EELR Rider is not paid when due, a 31 day Grace Period will be allowed to pay the charge. The Grace Period will end 31 days after notice is sent to your last known address by the Company. If payment is not made by the end of the Grace Period, the rider will terminate without any benefit being payable. If death occurs during the Grace Period, the rider benefit will be payable less any EELR Rider charges owed to us.

     - The EELR Rider may not be available in your state. Contact our Customer Service Center regarding availability.



     Important Distinctions Between the EEDB Rider and the EELR Rider. You should fully understand the features of the EEDB Rider and EELR Rider and analyze them thoroughly before you purchase either rider. THESE BENEFITS MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

     - The benefit paid under the EEDB Rider will be subject to Federal income taxation as earnings on the Contract.

     - The EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay Federal income taxes on the death benefit paid under the rider.

     - The charge for the EEDB Rider is a percentage of your Account Value and is deducted from your Account Value.

     - We currently require that you pay the charge for the EELR Rider electronically in United States currency through a United States financial institution. In other words, this charge must be paid for through funds outside of your Contract. We will initiate the processing of the electronic funds transfer on the Calculation Date. The Calculation Date is the Contract Date and each corresponding monthly date thereafter, or the next following Valuation Date if that date is not a Valuation Date. The charge will be deducted from the designated account on that date or on the next day on which your financial institution is processing electronic fund payments. We reserve the right to provide either alternate or additional methods of payment in the future.


Other Considerations Concerning Optional Death Benefit and Life Insurance Riders

     o If there are joint Owners, we will use the age of the oldest Owner to determine the applicable death benefit. Any applicable death benefit will be payable on the first death to occur.

     o If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

     RIDER CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue any or all of these optional death benefit or life insurance riders. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Valuation Date we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age.

     ACCIDENTAL DEATH BENEFIT RIDER. The ADB Rider's initial benefit will be set equal to the beginning Account Value on the Business Day on which the new Owner elects to continue this rider. If the benefit payable is due to the accidental death of the original Owner, no further benefit is payable for accidental death within 180 days of the original Owner's death or accidental death arising from the same accident which resulted from the original Owner's death.

     EARNINGS ENHANCEMENT DEATH BENEFIT AND EARNINGS ENHANCEMENT LIFE INSURANCE RIDERS. For purposes of determining the Net Purchase Amount, it is initially set equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit or allow any person other than the Owner to exercise any rights under the Contract. We will accept one of the following items:

     1.   An original certified copy of an official death certificate; or

     2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3.   Any other proof satisfactory to us.

     See "How Will My Contract Be Taxed?" for further discussion of the tax treatment of death benefits.


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10. WHAT OTHER INFORMATION SHOULD I KNOW?
==============================================================================

PARTIES TO THE CONTRACT

     THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

     THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

     If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

     If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

     THE BENEFICIARY - Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

     One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

     You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

     CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

     THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

     When permitted by applicable law, we may modify the Contracts as follows:

     -    deregister the Variable Account under the 1940 Act;

     - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

     - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

     - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

     -    combine the Variable Account with other separate accounts; and

     -    combine a Variable Sub-Account with another Variable Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS


     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of The Sage Variable Annuity Account A at December 31, 2001 and for each of the two years in the period then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


LEGAL PROCEEDINGS

     Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS


     Audited financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2001.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2001, 2000 and 1999 and for each of the three years in the period ended December 31, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.


==============================================================================
11. HOW CAN I MAKE INQUIRIES?
==============================================================================

     You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

==============================================================================
12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
==============================================================================


HISTORY AND BUSINESS


General

     Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has applied to the New York Insurance Department for an insurance license.

     We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of the preferred stock it acquired for the common stock. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

     SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

     Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

     We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

     Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

     Our initial marketing focus has been to distribute our products through banks and financial planning companies and regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

     The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA"- (Very Strong) by Fitch Ratings. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of our ratings were downgraded from their current levels, sales of our products and our relationships with distributors could be adversely affected.

Competition

     We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

     At December 31, 2001, we had 65 salaried employees. Many of these employees also perform duties for affiliated companies.


SELECTED FINANCIAL DATA

     The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2001 presentation.

                                                  2001            2000           1999            1998            1997
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
        Statement of Operations Data:
        Revenues:
           Net investment income              $  2,108,497     $ 1,888,172    $ 1,290,196    $  1,243,522    $    989,494
           Realized capital gains                   14,088               -              -             -                 -
           Administrative service fees              39,260          49,940         37,671             -                 -
           Contract charges and fees               108,986           3,979            861             -                 -
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total revenues                    2,270,831       1,942,091      1,328,728     1,243,522           989,494

        Benefits and expenses:
            Contract owner benefits              1,078,918         490,964              -             -                 -
            Acquisition expenses             (      50,182)              -              -             -                 -
            Goodwill amortization expense          217,378         234,468        234,468       548,818           325,406
            General   and    administrative      8,303,361       5,969,108      5,521,186     1,263,678         1,015,874
            expenses
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total benefits and expenses       9,549,475       6,694,540      5,755,654     1,812,496         1,341,280
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------

        Loss   before   cumulative   effect     (7,278,644)     (4,752,449)    (4,426,926)     (568,974)         (351,786)
        adjustment

        Cumulative effect adjustment for
           change                                        -               -     (4,269,488)            -                 -
           in accounting for development
           costs
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
                Net loss                      $ (7,278,644)   $ (4,752,449)    $(8,696,414)   $ (568,974)     $   (351,786)
                                                (4,752,449)
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Written Premiums  (1)
               Gross
                                              $68,900,272     $  21,109,921    $ 79,942       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============
               Net
                                              $28,930,652     $   7,003,766    $ 75,742       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Balance Sheet Data:
        Total Assets                          $114,237,585    $ 54,726,227    $31,736,580     $36,542,531     $ 36,688,739


                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Liabilities                     $ 82,330,012    $   22,209,130  $   233,435    $     70,474      $  3,486,311
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Stockholder's Equity            $ 31,907,573    $ 32,517,097    $31,503,145    $36,472,057     $ 33,202,428
                                             ================ ============== ============== =============== ===============

(1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

     Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from contract owners are flat fees assessed on each contract's anniversary date. Accordingly, they vary according to the number of contracts in force during the course of the year.

     Net investment income includes interest earned on separate account assets allocated to options in the fixed account by contract owners. The increases in net investment income and contract owner benefits reflect the increase in total separate account assets supporting the options in the fixed account.

     Before June 30, 2000, we sold a limited number of contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Although premiums continue to show significant growth, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

     The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 65 at December 31, 2001 as compared to 38 at December 31, 2000, and 24 at December 31, 1999.

     We do not currently reflect the benefits of deferred federal income taxes in our results.


Liquidity and Capital Resources

     Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and the funding of our daily operations. Our cash needs have been met primarily through capital contributions from Sage Life Holdings, as well as through interest income on the invested assets of the general account.

     We expect that our cash needs will continue in order to support our underwriting and marketing activities. Our ultimate parent, Sage Group, a publicly traded South African financial services group, has stated that our operations are of key strategic importance to Sage Group's business plans and that they intend to take the actions necessary to meet our liquidity needs. Sage Group is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs other than through capital issues in foreign currency. Sage Group's current ability to issue stock outside of South Africa has been hindered by a recent devaluation of the South African rand relative to the United States dollar and a decrease in their stock price reflective of a general decline of financial services stocks in South Africa. Sage Group is actively exploring a variety of alternatives for providing for our current and future cash needs, including by issuing new capital to strategic investors of Sage Life Holdings and/or its affiliates or through the issuance of new Sage Group capital in the international markets. Sage Group and its affiliates are currently engaging in discussions with potential strategic investors and providers of such capital. However, there can be no assurance that Sage Group will be successful in these efforts, as Sage Group has not yet finalized negotiations with any strategic investor.

     Our future marketing efforts and results of operations could be adversely affected if Sage Life Holdings and/or its affiliates are unable to raise additional funding for us. Based on our business expansion plans, Sage Life Holdings and/or its affiliates will require outside financing towards the end of the first quarter of 2003 to enable us to maintain the minimum $25,000,000 capital and surplus requirements stipulated in the terms of the Preferred Stock Agreement with Swiss Re. Under the Preferred Stock Purchase Agreement, as amended, we are required to maintain statutory-basis capital and surplus of at least $25,000,000. Should our statutory-basis capital and surplus fall below $25,000,000, and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval, each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. Should this occur, there can be no assurance that our current business strategy will be maintained. In addition, we have made a commitment to the Michigan Insurance Department to maintain statutory capital and surplus of at least $25,000,000.

     With regard to contract owners, our obligation under their contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the contracts to which they relate, are not chargeable with any of our other liabilities.


Reinsurance

     In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement we cede a significant portion of our variable business to Swiss Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

     In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks

     Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

     The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.


Critical Accounting Policies

     We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance agreement, and unearned revenue over the life of our contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2001, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of contracts in force. Assumptions about future experience have not been revised.

Investments

     Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

     We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

     We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

     In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

     Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

     Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

     On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, our total adjusted capital exceeded RBC requirements.

     Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.

Directors and Executive Officers of the Company

     The following are the Directors and Executive Officers of the Company:


                                Position with Sage, Year of
          Name, Age                      Election                     Other Principal Positions for Past Five Years
------------------------------ ------------------------------ ---------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------------------------------------------

Ronald S. Scowby, 63           Director, January 1997         Chairman and Trustee,  Sage Life Investment  Trust,  July 1998
                               to December 2001; Chairman,    to September 2001;  President,  Chief Executive Officer,  Sage
                               February 1998 to December      Life  Assurance  of America  Inc.,  January  1997 to  February
                               2001                           1998;  Director,  President,  Chief  Executive  Officer,  Sage
                                                              Management  Services (USA),  Inc., June 1996 to December 1999;
                                                              Owner, Sheldon Scowby Resources July 1995 to June 1996

Robin I. Marsden, 36           Director,   January  1997  to  President and Trustee,  Sage Life Investment  Trust, July 1998
                               present;  President and Chief  to present;  Director,  Sage Distributors,  Inc., January 1998
                               Executive  Officer,  February  to August 2001 and February 2002 to present;  President,  Sage
                               1998 to present                Distributors,   Inc.  February  2002  to  present;   Director,
                                                              January  1997  to  present,   President  and  Chief  Executive
                                                              Officer,  February  1998 to  present,  Sage  Insurance  Group,
                                                              Inc.;  Chief Investment  Officer and Chief Financial  Officer,
                                                              Sage Life Holdings, Ltd., November 1994 to January 1998

H. Louis Shill, 71             Director, January 1997         Chairman,  Sage Life Assurance of America,  Inc.  January 1997
                               to present; Chairman           to  February  1998;  Chairman,  Sage  Insurance  Group,  Inc.,
                               December 2001 to present       January  1997  to  present;  Founder,   Chairman,  Sage  Group
                                                              Limited, 1965 to present

Paul C. Meyer, 49              Director,   January  1997  to  Partner, Clifford Chance Rogers & Wells, 1986 to present present


Richard D. Starr, 57           Director,   January  1997  to  Chairman and Chief Executive Officer,  Financial  Institutions
                               present                        Group,  Inc.,  October  1978 to  present;  Vice  Chairman  and
                                                              Director, ABN Amro Financial Services, Inc.

Dr. Meyer Feldberg, 60         Director,   January  2000  to  Dean/Professor,   Columbia   University   Graduate  School  of
                               present                        Business,  July 1989 to present;  Chairman and Director,  Sage
                                                              Life  Assurance  Company  of New  York;  Director  of  Revlon,
                                                              Inc., Federated Department Stores,  Primedia, and Paine-Webber
                                                              Mutual Funds

John A. Benning, 67            Director,   April   2000   to  Senior Vice President and General Counsel,  Liberty  Financial
                               present                        Companies,  1986 to 2000;  Director  of ICI  Mutual  Insurance
                                                              Company and T.T. International U.S.A. Feeder Trust

Mitchell R. Katcher, 48        Director, December 1997 to      Vice President, Sage Life Investment Trust, July 1998  to
                               present; Senior Executive       present; Director, Sage Distributors, Inc., January 1998 to
                               Vice President and Chief        August 2001; Treasurer, July 1997 to present, Senior
                               Actuary May 1997 to present;    Executive Vice President, December 1997 to present, Sage
                               Chief Financial Officer, May    Insurance Group, Inc.
                               1997 to October 2000



Lincoln B. Yersin, 38          Executive  Vice  President  -  President,  Sage  Distributors,  September  2000  to  present;
                               Marketing,   National   Sales  Executive Vice President,  Sage Insurance Group,  Inc. January
                               Manager,    May    1999    to  2001  to  February   2002;   President,   AmSouth   Investment
                               February 2002                  Services,  Inc., June 1993 to May 1999; Senior Vice President,
                                                              AmSouth Bancorporation, June 1993 to May 1999


Jeffrey C. Gordon, 40          Senior Vice President and      Senior  Vice  President  and  Chief  Financial  Officer,  Sage
                               Chief Financial Officer,       Insurance   Group  Inc.,   October  2000  to  present;   Chief
                               October 2000 to present        Financial  Officer and  Treasurer,  Sage  Distributors,  Inc.,
                                                              February  2002  to  present;  Controller,  Frontier  Insurance
                                                              Group,  Inc.,  January 1999 to September 2000; Senior Manager,
                                                              Ernst & Young LLP, January 1988 to December 1998


Nancy F. Brunetti, 39          Executive Vice President and   Executive  Vice  President and Chief  Administrative  Officer,
                               Chief Administrative           Sage   Insurance   Group  Inc.,   January   2001  to  present;
                               Officer, January 2001 to       Consultant,  NFB  Consulting,  January 2000 to December  2000;
                               present                        Executive Vice President and Chief Operating Officer,  January
                                                              1998 to December 1999 and Senior Vice  President  January 1996
                                                              to December 1997, American Skandia Life Assurance Corporation

     All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.

 Executive Compensation

     The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                      Other Annual            All Other
        Name and Principal Position           Year        Salary        Bonus         Compensation(1)      Compensation(2)
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  Robin I. Marsden                            2001     $390,750     $108,800       $  17,850           $  132,179
  (Chief Executive Officer)                   2000      354,750      100,000          17,850              119,399
                                              1999      322,500      150,000          16,800               38,018

  Ronald S. Scowby (3)                        2001     $       -     $       -      $     -             $    -
  (Former Chairman, President                 2000             -       75,000             -                56,538
    and CEO)                                  1999      354,167       200,000         16,800               42,484

  Mitchell R. Katcher                         2001     $318,750      $150,000       $  17,850           $   20,535
  (Senior Executive Vice                      2000      293,750       137,500          17,850               17,824
    President and Chief Actuary)              1999      268,750       150,000          16,800               30,456

  Lincoln Yersin(4)                           2001     $199,750      $150,000        $ 17,850           $    3,124
  (Former Executive Vice President            2000      186,250       150,000          13,300               47,191
     Marketing and National Sales
     Manager)                                 1999      116,667       100,000              -               124,692

  Jeffrey C. Gordon                           2001     $ 205,250     $ 40,000        $  4,525           $  100,229
  (Senior Vice President and
     Chief Financial Officer)

  Nancy F. Brunetti                           2001     $ 279,500     $ 34,375            -              $   31,000
  (Executive Vice President and
      Chief Administrative Officer)

(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers: Mr. Marsden: 2001, $23,179 - contribution to non-qualified retirement plan, $109,000 - deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399 - contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

     Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company.

     Mr. Katcher: 2001, $20,535 - contribution to non-qualified retirement plan; 2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

     Mr. Yersin: 2001, $3,124 - contribution to non-qualified retirement plan; 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576
     - moving expenses.

     Mr. Gordon: 2001, $43,750 - recruitment bonus, $4,528 - contribution to non-qualified retirement plan; $51,951 - moving expenses.

     Ms. Brunetti: 2001, $25,000 - recruitment bonus, $6,000 - commuter allowance.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

(4)  Mr. Yersin's employment with the Company terminated February 27, 2002.


Employment Contracts

     Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts.

     The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

     Mr. Gordon and SIGI are parties to an agreement dated September 11, 2000. The agreement provides for Mr. Gordon's title and duties with SIGI and the Company, sets forth his initial annual remuneration, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Mr. Gordon is eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provides that he is eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provides that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2001, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002. In addition, in the event of a "change of control," if Mr. Gordon is terminated, or if he elects to terminate his employment, he will be entitled to receive his basic salary and benefits for a further twelve months, and will be entitled to a pro-rata bonus for the period up to such termination based on his prior year's bonus. Ordinary vesting under any benefit or incentive plan arising in this twelve-month period will also continue. The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

     Effective December 5, 2001, Mr. Scowby resigned as director and chairman of Sage Life and prior to resigning was paid $12,833 per month for these services. In addition, he was paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2001 was $27,093. He was also provided with certain retirement benefits and was eligible to participate in a long-term incentive plan to be established by SIGI.

Certain Relationships and Related Transactions

     Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance Rogers & Wells. Since 1997, the Company has retained Clifford Chance Rogers & Wells, and its predecessor firm, Rogers & Wells, to provide legal counseling to the Company.



                      SAGE LIFE ASSURANCE OF AMERICA, INC.
                              FINANCIAL STATEMENTS

SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

New York, NY
March 15, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
ASSETS

Investments:

  Fixed maturity securities available for sale..............  $ 13,652,254    $ 14,660,769

  Equity securities available for sale......................     1,097,000              --
                                                              ------------    ------------

Total investments...........................................    14,749,254      14,660,769

Cash and cash equivalents...................................     9,383,386       9,949,167

Accrued investment income...................................       272,954         243,111

Receivable from affiliates..................................     1,081,710       1,700,014

Deferred federal income taxes...............................            --         146,530

Reinsurance receivables.....................................       746,661         290,302

Deferred acquisition costs..................................     2,569,876         327,720

Goodwill....................................................     5,776,300       5,993,678

Other assets................................................       774,863         103,761

Separate account assets.....................................    78,882,581      21,311,175
                                                              ------------    ------------

Total assets................................................  $114,237,585    $ 54,726,227
                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred gain from modified coinsurance agreement.........  $  1,283,790    $    318,028

  Unearned revenue..........................................         6,024             901

  Deferred federal income taxes.............................        60,807              --

  Accrued expenses and other liabilities....................     2,096,810         579,026

  Separate account liabilities..............................    78,882,581      21,311,175
                                                              ------------    ------------

Total liabilities...........................................    82,330,012      22,209,130

Stockholder's equity:

  Common stock, $2,500 par value, 1,000 shares authorized,
     issued and outstanding.................................     2,500,000       2,500,000

  Additional paid-in capital................................    50,937,804      44,671,161

  Deficit...................................................   (21,648,267)    (14,369,623)

  Accumulated other comprehensive gain (loss)...............       118,036        (284,441)
                                                              ------------    ------------

Total stockholder's equity..................................    31,907,573      32,517,097
                                                              ------------    ------------

Total liabilities and stockholder's equity..................  $114,237,585    $ 54,726,227
                                                              ============    ============

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
REVENUES
  Net investment income.....................................  $ 2,108,497    $ 1,888,172    $ 1,290,196
  Realized capital gains....................................       14,088             --             --
  Administrative service fees...............................       39,260         49,940         37,671
  Contract charges and fees.................................      108,986          3,979            861
                                                              -----------    -----------    -----------
       Total revenues.......................................    2,270,831      1,942,091      1,328,728
BENEFITS AND EXPENSES
  Contract owner benefits...................................    1,078,918        490,964             --
  Acquisition expenses......................................      (50,182)            --             --
  Goodwill amortization expense.............................      217,378        234,468        234,468
  General and administrative expenses.......................    8,303,361      5,969,108      5,521,186
                                                              -----------    -----------    -----------
       Total benefits and expenses..........................    9,549,475      6,694,540      5,755,654
Loss before cumulative effect adjustment....................   (7,278,644)    (4,752,449)    (4,426,926)
Cumulative effect adjustment for change in accounting for
  development costs.........................................           --             --     (4,269,488)
                                                              -----------    -----------    -----------
       Net loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                ADDITIONAL PAID-                  COMPREHENSIVE
                                 COMMON STOCK      IN CAPITAL        DEFICIT      INCOME (LOSS)      TOTAL
                                 ------------   ----------------   ------------   -------------   -----------
Balances at December 31,
  1998.........................   $2,500,000      $34,875,727      $   (920,760)    $  17,090     $36,472,057
  Net loss.....................           --               --        (8,696,414)           --      (8,696,414)
  Change in unrealized gain on
     investments, net of
     federal income taxes......           --               --                --      (747,867)       (747,867)
                                                                                                  -----------
  Comprehensive loss...........                                                                    (9,444,281)
  Purchase price adjustment....           --         (102,518)               --            --        (102,518)
  Additional capital
     contributions.............           --        4,577,887                --            --       4,577,887
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  1999.........................    2,500,000       39,351,096        (9,617,174)     (730,777)     31,503,145
  Net loss.....................           --               --        (4,752,449)           --      (4,752,449)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       446,336         446,336
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (4,306,113)
  Additional capital
     contributions.............           --        5,320,065                --            --       5,320,065
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2000.........................    2,500,000       44,671,161       (14,369,623)     (284,441)    $32,517,097
  Net loss.....................           --               --        (7,278,644)           --      (7,278,644)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       402,477         402,477
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (6,876,167)
  Additional capital
     contributions.............           --        6,266,643                --            --       6,266,643
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2001.........................   $2,500,000      $50,937,804      $(21,648,267)    $ 118,036     $31,907,573
                                  ==========      ===========      ============     =========     ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
OPERATING ACTIVITIES
  Net loss..................................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Goodwill amortization expense..........................      217,378        234,468        234,468
     Amortization of bond discount/premium..................      109,529        114,223        124,842
     Cumulative effect adjustment for change in accounting
       for development costs................................           --             --      4,269,488
     Realized capital gains.................................      (14,088)            --             --
     Changes in:
       Accrued investment income............................      (29,843)       (16,877)       (22,809)
       Receivable from affiliates...........................      618,304     (1,028,744)      (671,270)
       Unearned revenue.....................................        5,123            901             --
       Reinsurance receivables..............................     (456,359)      (290,302)            --
       Deferred acquisition costs...........................   (2,242,156)      (327,720)            --
       Deferred gain from modified coinsurance agreement....      965,762        318,028             --
       Accrued expenses and other liabilities...............    1,525,082        438,600         78,756
       Other assets.........................................     (680,297)       (94,530)        (4,231)
                                                              -----------    -----------    -----------
Net cash used in operating activities.......................   (7,260,209)    (5,404,402)    (4,687,170)
INVESTING ACTIVITIES
  Purchases of fixed maturity securities....................           --       (453,975)    (4,444,806)
  Proceeds from sales, maturities and repayments of fixed
     maturity securities....................................    1,509,785      2,535,000             --
                                                              -----------    -----------    -----------
Net cash (used in) provided by investing activities.........    1,509,785      2,081,025     (4,444,806)
FINANCING ACTIVITIES
Capital contributions from parent...........................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
Net cash provided by financing activities...................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............     (565,781)     1,996,688     (4,554,089)
Cash and cash equivalents at beginning of year..............    9,949,167      7,952,479     12,506,568
                                                              -----------    -----------    -----------
Cash and cash equivalents at end of year....................  $ 9,383,386    $ 9,949,167    $ 7,952,479
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2001 and 2000 were approximately $68,900,000 and $21,110,000, respectively. Approximately 40% of the gross sales for 2001 and 35% of the separate account assets under management at December 31, 2001 were produced through two broker-dealers. A significant amount of the gross sales for 2000 were produced through one broker-dealer that was subsequently purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on quoted market prices.

Realized gains on the disposal of investments are determined by the specific identification method.

Deferred Acquisition Costs and Sales Inducements

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2001 and 2000, the Company capitalized,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


$2,192,000 and $328,000, net of reinsurance ceded. During 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $45,000 and $95,000, respectively.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2001 and 2000 deferred sales inducements were $604,000 and $16,000, respectively, and are included in other assets in the accompanying balance sheets.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts.

Deferred acquisition costs in the accompanying balance sheets are net of quota share ceded under the Modco Agreement. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the commission received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3% of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

At December 31, 2001 and 2000 the separate account liabilities included approximately $28,521,000 and $17,780,000, respectively, relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return.

CONTRACT LIABILITIES
The Company has no contract liabilities in its general account at December 31, 2001 and 2000. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account.

Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment of goodwill. These current projections support the value of goodwill. Accumulated amortization at December 31, 2001 and 2000 was approximately $1,155,000 and $938,000, respectively.

DEVELOPMENT EXPENSES

Prior to January 1, 1999, costs incurred in the development of the Company's products, systems and distribution channels were classified as development expenses. These development costs were capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,270,000.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SAFS No. 142 is expected to result in a reduction of expenses of approximately $235,000 per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2001 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                               GROSS         GROSS
                                               AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                 COST          GAINS         LOSSES         VALUE
                                              -----------    ----------    ----------    -----------
2001
U.S. Government obligations.................  $ 6,988,499     $ 90,183      $  4,822     $ 7,073,860
Corporate obligations.......................    6,498,015      143,914        63,535       6,578,394
                                              -----------     --------      --------     -----------
                                              $13,486,514     $234,097      $ 68,357     $13,652,254
                                              ===========     ========      ========     ===========
2000
U.S. Government obligations.................  $ 7,075,997     $ 17,991      $159,070     $ 6,934,918
Corporate obligations.......................    8,015,742        9,093       298,984       7,725,851
                                              -----------     --------      --------     -----------
                                              $15,091,739     $ 27,084      $458,054     $14,660,769
                                              ===========     ========      ========     ===========

At December 31, 2001 securities with an amortized cost and fair value of approximately $5,441,000 and $5,492,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2001 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                               AMORTIZED        FAIR
                                                                 COST           VALUE
                                                              -----------    -----------
Due in one year or less.....................................  $   401,030    $   408,562
Due after one year through five years.......................    7,760,333      7,968,515
Due after five years through ten years......................    5,325,151      5,275,177
                                                              -----------    -----------
Total.......................................................  $13,486,514    $13,652,254
                                                              ===========    ===========

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust. At December 31, 2001, the fair value of such securities was $1,097,000.

Investment income by major category of investment is summarized as follows:

                                                                2001          2000          1999
                                                             ----------    ----------    ----------
Fixed maturity securities..................................  $1,874,721    $1,397,699    $  907,068
Cash and cash equivalents..................................     370,075       572,086       461,367
                                                             ----------    ----------    ----------
Total investment income....................................   2,244,796     1,969,785     1,368,435
Investment expenses........................................    (136,299)      (81,613)      (78,239)
                                                             ----------    ----------    ----------
Net investment income......................................  $2,108,497    $1,888,172    $1,290,196
                                                             ==========    ==========    ==========

Proceeds from the sale of fixed maturity securities were $1,510,000 during 2001 resulting in gross realized gains of $14,000.

3. MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. During 2001 and 2000 the Company ceded premiums of approximately $39,970,000 and $14,106,000,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

3. MODIFIED COINSURANCE AGREEMENT (CONTINUED)


respectively. Contract charges and fees for 2001 and 2000 are net of approximately $230,000 and $8,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $123,000 and $30,000 ceded to Swiss Re in 2001 and 2000, respectively.

4. FEDERAL INCOME TAXES

The Company files a separate life insurance company federal income tax return. Beginning in 2002, the Company may be included in the consolidated federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Pre-tax loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
Application of the federal statutory tax rate - 34%......   (2,474,739)    (1,615,833)    (2,956,781)
Change in valuation allowance............................    2,551,734      1,614,188      2,907,523
Other....................................................      (76,995)         1,645         49,258
                                                           -----------    -----------    -----------
Total income tax provision...............................  $        --    $        --    $        --
                                                           ===========    ===========    ===========

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                 2001          2000
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $7,682,789    $5,132,087
  Unrealized loss on depreciation of investments............          --       146,530
  Reserves..................................................     282,527        37,732
  Deferred gain from Modco Agreement........................     436,489       108,130
  Unearned revenue..........................................      82,944        32,447
  Other.....................................................      37,718         7,808
                                                              ----------    ----------
  Total deferred tax assets.................................   8,522,467     5,464,734
Deferred tax liabilities:
  Goodwill..................................................    (378,729)     (304,214)
  Deferred policy acquisition costs.........................    (712,167)     (116,926)
  Unrealized gain on appreciation of investments............     (60,807)           --
  Other.....................................................     (13,093)      (30,319)
                                                              ----------    ----------
Total deferred tax liabilities..............................  (1,164,796)     (451,459)
Valuation allowance for deferred tax assets.................  (7,418,478)   (4,866,745)
                                                              ----------    ----------
Net deferred tax asset (liability)..........................  $  (60,807)   $  146,530
                                                              ==========    ==========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has separate company net operating loss carryforwards of approximately $22,596,000 at December 31, 2001, which expire between 2012 and 2016.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net loss and capital and surplus of the Company are as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Net loss.................................................  $(7,661,509)   $(1,948,877)   $  (389,023)
Capital and surplus......................................   25,367,701     26,505,917     25,973,744

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)


The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, the Company's total adjusted capital exceeded RBC requirements.

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the NAIC, periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2001 and 2000 amounts due from SIGI under this agreement were approximately $1,081,000 and $989,000, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of four investment funds that are available to variable contract owners of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

6. RELATED PARTY TRANSACTIONS (CONTINUED)


Income received from Sage Advisors was approximately $29,000 and $50,000 in 2001 and 2000, respectively. At December 31, 2000, approximately $4,000 was due from Sage Advisors.

During 2001, the Company paid wholesaling allowances of approximately $413,000 to Sage Distributors. These costs were capitalized and are being amortized as acquisition costs.

7. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25,000,000 in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a Preferred Stock Purchase Agreement with Swiss Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25,000,000. Should the Company's statutory-basis capital and surplus fall below $25,000,000 and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in SLHA.

Based on the Company's business plans, SLHA and/or its affiliates will require outside financing towards the end of the first quarter of 2002 to continue to provide for the Company's cash needs in order to maintain statutory-basis capital and surplus at $25,000,000.

8. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $86,000, $78,000 and $70,000 in 2001, 2000 and 1999,
respectively.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                              MARCH 31    JUNE 30    SEPTEMBER 30    DECEMBER 31
                                              --------    -------    ------------    -----------
                                                                (in thousands)
2001
Net investment income.......................  $   608     $  652       $   502         $   346
Total revenues..............................      626        680           536             429
Total benefits and expenses.................    1,999      2,593         2,458           2,499
Net loss....................................   (1,373)    (1,914)       (1,921)         (2,071)
2000
Net investment income.......................  $   349     $  352       $   489         $   698
Total revenues..............................      364        651           159             768
Total benefits and expenses.................    1,878      1,021         2,389           1,405
Net loss....................................   (1,514)      (370)       (2,230)           (638)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

     Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the cover page or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distributions from Non-Qualified Contracts
           Multiple Contracts
           Partial 1035 Exchanges
           Contracts Owned by Other Than Natural Persons
           Tax Treatment of Assignments or Transfer of Ownership Gifting a Contract
           Withdrawals - Investment Adviser Fees
           Income Tax Withholding
           Taxation of Death Benefit Proceeds
           Taxation of Withdrawals - Non-Qualified Contracts Delayed Annuity Payments
           Qualified Contracts
           Qualified Plans
           Tax Treatment of Withdrawals - Qualified Contracts Required Distributions

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Effect of the Annual Administration Charge on Performance Data Use of Indexes
           Other Information

Income Payment Provisions
           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements

==============================================================================
                                   APPENDIX A
==============================================================================


                        MORE INFORMATION ABOUT THE FUNDS


1.   Investment Objectives and Strategies:

     Below are brief descriptions of the investment objective(s) and strategies of each of the Funds available under the Contract. There is no assurance that these objective(s) will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund normally invests at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. government.

     AIM V.I. CORE EQUITY FUND (formerly AIM V.I. Growth and Income Fund). This Fund's primary objective is growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by normally investing at least 80% of its net assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

     AIM V.I.  INTERNATIONAL GROWTH FUND (formerly AIM V.I. International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. PREMIER EQUITY FUND (formerly AIM V.I. Value Fund). The Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. The Fund normally invests at least 80% of its net assets in equity securities.

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. advises The Alger American Fund.

     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

     ALGER AMERICAN  INCOME & GROWTH  PORTFOLIO.  This Fund  primarily  seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

     U.S. Bancorp Asset  Management,  Inc. is the adviser for the First American
Insurance  Portfolios,   Inc.  Clay  Finlay  Inc.  is  the  sub-adviser  to  the
International Portfolio.

     INTERNATIONAL PORTFOLIO. This Fund's investment objective is long- term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies that (a) are domiciled in countries other than the United States, or (b) that derive at least 50% of either their revenue or their pre-tax income from activities outside of the United States.

     SMALL CAP GROWTH PORTFOLIO. This Fund's investment objective is growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index.

     TECHNOLOGY PORTFOLIO. This Fund's investment objective is long-term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of companies which the adviser believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - GROWTH FUND. This Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of foreign companies.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS INVESTORS TRUST SERIES. This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

     MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

     MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

     OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high-quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

     NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the Nasdaq 100. These stocks are selected on the basis of computer-generated statistical data. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market(SM).

     ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. The investment adviser of the Fund will implement this strategy by investing at least 80% of its assets in the common stock of U.S. companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Global Value Equity Portfolio, Mid Cap Value Portfolio and the Value Portfolio.

     GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

     MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

     VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that it believes are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that typically do not pay dividends. The Fund may invest, to a limited extent, in foreign equity securities.


VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

     Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management, Inc., is the adviser for the portfolios of Van Kampen Life Investment Trust.

     LIT GROWTH AND INCOME PORTFOLIO. This Portfolio's investment objective is long-term growth of capital and income. Under normal market conditions, the adviser seeks to achieve the Portfolio's objective by investing primarily in income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Services, Inc.

     LIT EMERGING GROWTH PORTFOLIO. This Portfolio's investment objective is capital appreciation. Under normal market conditions, the adviser seeks to achieve the Portfolios's objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of emerging growth companies. The Portfolio's primary approach is to seek what the adviser believes to be attractive growth opportunities on an individual company basis.


SECTORSELECTOR (SM) Series

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GLOBAL UTILITIES FUND. This Fund's objective is to achieve a high total return. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of domestic and foreign public utility companies.

     AIM V.I.  INTERNATIONAL GROWTH FUND (formerly AIM V.I. International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. NEW TECHNOLOGY FUND. This Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in technology and science companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multi-line), investment and miscellaneous industries (asset managers, brokerage firms, and government sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established healthcare companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of Fund shares may rise or fall rapidly.

     INVESCO VIF - TELECOMMUNICATIONS FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 65% (80% effective July 31, 2002) of its assets in the equity securities of companies that are engaged in the design, development manufacture, distribution, or sale of communications services and equipment, and companies that are involved in supplying equipment or services to such companies. The telecommunications sector includes, but is not limited to, companies that offer telephone services, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access. Normally, the Portfolio will invest primarily in companies located in at least three different countries, although U.S. issuers will often dominate the holdings.

MFS(R) VARIABLE INSURANCE TRUST(SM) (Service Class Shares)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

     MFS UTILITIES SERIES. This Fund seeks capital growth and current income (income above that which is available from a portfolio invested entirely in equity securities). The Fund invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER GLOBAL SECURITIES FUND/VA. This Fund seeks long term capital appreciation by investing primarily in securities of growth oriented U.S. and foreign companies, cyclical industries and special situations that are considered to have appreciation possibilities.

RYDEX VARIABLE TRUST

     Rydex Global Advisors serves as investment advisor and manager of the Rydex Variable Trust.

     RYDEX BASIC MATERIALS FUND. This Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies"). The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX CONSUMER PRODUCTS FUND. This Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies"). The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX ENERGY FUND. This Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies"). The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX ENERGY SERVICES FUND. This Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies"). The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX FINANCIAL SERVICES FUND. This Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies"). The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Services Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

     RYDEX HEALTH CARE FUND. This Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies"). The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products and services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX LEISURE FUND. This Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies"). The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods and services in the leisure industries. Leisure companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX PRECIOUS METALS FUND. This Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies"). The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX RETAILING FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing
Companies"). The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TECHNOLOGY FUND. This Fund seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies"). The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TELECOMMUNICATIONS FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communication services or communications equipment ("Telecommunications Companies"). The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

     RYDEX TRANSPORTATION FUND. This Fund seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies"). The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck or bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust.

     SSGA Funds Management, Inc. sub-advises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company sub-advises the Money Market Fund. Eagle Asset Management, Inc. sub-advises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
(VAN KAMPEN)

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Active International Allocation Portfolio and the U.S. Real Estate Portfolio.

     VAN KAMPEN UIF ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO. This fund seeks long-term capital appreciation by investing primarily in countries and sectors comprising the MSCI EAFE Index while emphasizing country and sector selection. In addition, the fund may opportunistically invest in emerging markets.

     VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO. This fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

2.   Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

     . The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

     .    The name, education and experience of the portfolio manager.

     . Investment adviser information which may include, size, assets, and location.

     .    Portfolio holdings.

     . Statistics -- which may include portfolio statistics such as size, assets, and average duration and maturity of the portfolio.

     .    Geographic allocation of portfolios.

     .    Portfolio quality ratings.

     .    Information relating to a relevant benchmark.

     . Identification of portfolios by the investment categories, portfolio sectors or industry groups in which they fall.

3.   Principal Fund Investment Risks:

     Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

     Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

     International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

     Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

     High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

     Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

     Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

     Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

     Equity Index: A portfolio that invests in securities which seek to match a stock market index is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

     Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

     Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

     Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.


==============================================================================
                                   APPENDIX B
==============================================================================

                             MARKET VALUE ADJUSTMENT

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1
Where:

     - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     -    J is the  Index  Rate  for a  maturity  equal  to the  time  remaining
          (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

     - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES


     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, and no prior transfers or withdrawals affecting this Fixed Sub- Account have been made.


CALCULATE THE MARKET VALUE ADJUSTMENT


     1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 (3))


     2.   N = 2,555 (365 x 7)


     3.   Market Value  Adjustment = $109,273 x  {[(1.025)/(1.0375)]  (2555/365)
          -1) = - $8,889

     Therefore,  the amount  paid on full  surrender  is  $100,384  ($109,273  -
$8,889).


Example #2: Surrender  --  Example of a Positive Market Value Adjustment


     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the surrender, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.


CALCULATE THE MARKET VALUE ADJUSTMENT


     1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 (3))


     2.   N = 2,555 (365 x 7)


     3.   Market Value  Adjustment = $109,273 x  {[(1.025)/(1.0175)]  (2555/365)
          -1) = + $5,764

     Therefore,  the amount  paid on full  surrender  is  $115,037  ($109,273  +
$5,764).


Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment


     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.


CALCULATE THE MARKET VALUE ADJUSTMENT


     1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 (3)).


     2.   N = 2,555 (365 x 7)


     3.   Market Value  Adjustment = $100,000 x  {[(1.025)/(1.0375)]  (2555/365)
          -1) = - $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.


Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment


     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.


CALCULATE THE MARKET VALUE ADJUSTMENT


     1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 (3))

     2.   N = 2,555 (365 x 7)


     3.   Market Value Adjustment = $100,000 x {[(1.025)/(1.0175)]  (2555/365) -
          1) = + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725.



==============================================================================
                                   APPENDIX C
==============================================================================

                          DOLLAR-COST AVERAGING PROGRAM

     Below is an example of how the Dollar-Cost Averaging Program works. The example is hypothetical and is for illustrative purposes only.


     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.



                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
- ---------   -------------   --------------    -------------   -----------------   -------------

 1               24,000             --               --                59                24,059
 2               24,059           1 / 24            1,002              57                23,114
 3               23,114           1 / 23            1,005              55                22,163
 4               22,163           1 / 22            1,007              52                21,208
 5               21,208           1 / 21            1,010              50                20,248
 6               20,248           1 / 20            1,012              47                19,283
 7               19,283           1 / 19            1,015              45                18,313
 8               18,313           1 / 18            1,017              43                17,338
 9               17,338           1 / 17            1,020              40                16,359
10               16,359           1 / 16            1,022              38                15,374
11               15,374           1 / 15            1,025              35                14,385
12               14,385           1 / 14            1,027              33                13,390
13               13,390           1 / 13            1,030              30                12,390
14               12,390           1 / 12            1,033              28                11,386
15               11,386           1 / 11            1,035              26                10,376
16               10,376           1 / 10            1,038              23                 9,362
17                9,362            1 / 9            1,040              21                 8,342
18                8,342            1 / 8            1,043              18                 7,317
19                7,317            1 / 7            1,045              15                 6,287
20                6,287            1 / 6            1,048              13                 5,252
21                5,252            1 / 5            1,050              10                 4,212
22                4,212            1 / 4            1,053               8                 3,167
23                3,167            1 / 3            1,056               5                 2,117
24                2,117            1 / 2            1,058               3                 1,061
25                1,061            1 / 1            1,061              --                   --


NOTE:Column (3) = Column (1) x Column (2) Column (5) = Column  (1)- Column (3) +
     Column (4)


==============================================================================
                                   APPENDIX D
==============================================================================


                       GUARANTEED MINIMUM INCOME BENEFIT RIDERS


     Below are examples of how the GMIBs will work. The examples are purely hypothetical and are for illustrative purposes only. The examples assume the following:

     -    you are a male whose age last birthday is 55;

     -    you purchase a Contract with one of the GMIB riders;


     -    you do not make any additional purchase payments nor any withdrawals;

     - you elect to receive income from the Contract 10 years later, at attained age 65; and


     - you elect a Life Annuity with 10 Year Certain, which is an eligible income plan under one of the GMIB riders.

     - your total purchase payments are $150,000, your Account Value is $200,000, your Highest Anniversary Value ("HAV") is $225,000 and your Roll-Up Benefit Value is $244,334.


Calculate the GMIB:


     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your HAV of $225,000 (because it is higher than total purchase payments and Account Value).

     3.   The GMIB = $929.25 [$4.13 x $225,000 / $1,000].

     Therefore, under this income plan, we guarantee that your monthly income payment will not be less than $929.25.


     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different income plans. In these cases, the GMIB will be different.

Calculate the Enhanced GMIB:


Similarly for the Enhanced GMIB,

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your Roll-Up Benefit Value of $244,334 (because it is higher than total purchase payments, Account Value and HAV).

     3.   The Enhanced GMIB = $1,009.09 [$4.13 x $244,334 / $1,000].


==============================================================================
                                   APPENDIX E
==============================================================================


                     EARNINGS ENHANCEMENT DEATH BENEFIT AND
                  EARNINGS ENHANCEMENT LIFE INSURANCE BENEFIT

     Below are examples of how the Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:


     -    The Owner's age last birthday is 55;

     - The Owner purchases a Contract with the Earnings Enhancement Death Benefit Rider or Earnings Enhancement Life Insurance Rider;

     -    The Owner makes an initial purchase payment of $150,000; and

     - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000 and the Owner dies of natural causes.


Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $200,000 [the greater of (1) and (2)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).


     8. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $20,000 ([.40 x [$200,000 - $150,000] =
          $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $200,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $20,000, for a total payment of $220,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance benefit will be paid directly to the Beneficiary.


Example 2.


     Assume the Account Value is $600,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $600,000 [the greater of (1) and (2)].

Calculate the benefit under Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $150,000 ([.40 x [$600,000 - $150,000] =
          $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $600,000 and the Earnings Enhancement Death Benefit or Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $150,000, for a total payment of $750,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any
Earnings Enhancement Life Insurance benefit will be paid directly to the Beneficiary.

Example 3.

     Assume the Account Value is $100,000 and the Owner dies of natural causes.


Calculate the standard Death Benefit:


     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The standard Death Benefit is $150,000 [the greater of (1) and (2)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:


     4.   The Benefit Rate for an issue age of 55 is 40.0%.

     5.   The Net Purchase Amount is $150,000.

     6.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     7. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $0 ([.40 x [$100,000 - $150,000] = $0, but
          not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $150,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $0, for a total payment of $150,000.

==============================================================================
                                   APPENDIX F

                      CONTRACTS ISSUED BEFORE MAY 1, 2002
==============================================================================


     The purpose of this Appendix is to describe differences in Contracts and Riders issued before May 1, 2002, and under certain circumstances, in certain states from those described in this Prospectus. Generally, Contracts issued on or after May 1, 2002, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. In this Appendix, we reference the section of this Prospectus where the distinctions apply. Please contact our Customer Service Center to see if these provisions apply to your Contract and Rider(s).


CONTRACTS ISSUED BEFORE MAY 1, 2002

SECTION 1: "WHAT ARE THE CONTRACTS?"

     You are precluded from allocating additional purchase payments to and making transfers into the SectorSelector Series of Variable Sub-Accounts. (This is also true if you purchased a Contract on or after May 1, 2002, and selected the Foundation Series.)

     The 1, 2, 3 and 4 year Guarantee Periods are not available.

SECTION 2:  "WHAT ARE MY INCOME PAYMENT OPTIONS?"

     If you purchased your Contract with the Enhanced GMIB Rider, the Roll-Up Benefit is defined as follows:

     Roll-Up Benefit Value. On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment. Thereafter, we calculate interest on the Roll-Up Benefit Value for the current Valuation Period, but not after the Owner attains age 80, at the effective annual interest rate of 5%. We then add to the Roll-Up Benefit Value the dollar amount of any additional purchase payments paid during the current Valuation Period, and then we reduce the Roll-Up Benefit Value proportionately for withdrawals (including any Market Value Adjustment incurred) taken during the current Valuation Period. The reduction will be made in proportion to the reduction in Account Value that results from a withdrawal. The Roll-Up Benefit Value is subject to a maximum of two times purchase payments, reduced proportionately for any withdrawals (including any associated Market Value Adjustment incurred).

     Income Plans Available with the GMIB Riders: Income Plan 2 - Fixed Life Annuity with 10 or 20 Years Certain is available.

SECTION 4:  "WHAT ARE MY INVESTMENT OPTIONS?"

     Fixed Account Investment  Options.  The Minimum Guaranteed Interest Rate is
3%.

SECTION 9:  "DOES THE CONTRACT HAVE A DEATH BENEFIT?"

     Optional Rider Death Benefits. The maximum Accidental Death Benefit is $100,000.



==============================================================================

                                   APPENDIX G

                            ACCUMULATION UNIT VALUES

==============================================================================

     The following Table includes Accumulation Unit values for the period indicated. This data has been extracted from the Variable Sub-Account's financial statements. This information should be read in conjunction with the Variable Sub-Account's financial statements and related notes which are included in the Statement of Additional Information.

                                                                                        Year or Period
                                                                                        Ended 12/31/01
                                                                                        --------------

AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                                $9.88
No. of accumulation units outstanding at end of period ...............                               2,413

AIM V.I. Core Equity Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.88
No. of accumulation units outstanding at end of period ...............                              22,650

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period ......................                               $10.02
Accumulation unit value at end of period ............................                               $10.19
No. of accumulation units outstanding at end of period ...............                                  58

AIM V.I. Premier Equity Fund
Accumulation unit value at beginning of period ......................                                $9.88
Accumulation unit value at end of period ............................                               $10.60
No. of accumulation units outstanding at end of period ...............                               2,366

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.97
Accumulation unit value at end of period ............................                               $11.29
No. of accumulation units outstanding at end of period ...............                                  44

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.89
Accumulation unit value at end of period ............................                               $10.77
No. of accumulation units outstanding at end of period ...............                                  43

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period ......................
Accumulation unit value at end of period ............................                                $9.94
No. of accumulation units outstanding at end of period ...............                                  11
                                                                                                    $43.35
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):

First American International Portfolio
Accumulation unit value at beginning of period ......................                                $9.98
Accumulation unit value at end of period ............................                               $10.20
No. of accumulation units outstanding at end of period ...............                                  44





First American Small Cap Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.90
Accumulation unit value at end of period ............................                               $11.51
No. of accumulation units outstanding at end of period ...............                                  43

First American Technology Portfolio
Accumulation unit value at beginning of period ......................                               $10.09
Accumulation unit value at end of period ............................                               $13.10
No. of accumulation units outstanding at end of period ...............                                  37

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period ......................                               $10.03
Accumulation unit value at end of period ............................                               $12.11
No. of accumulation units outstanding at end of period ...............                                  38

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period ......................                                $9.77
Accumulation unit value at end of period ............................                               $10.72
No. of accumulation units outstanding at end of period ...............                                  43

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.37
No. of accumulation units outstanding at end of period ...............                               1,627

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period ......................                               $10.17
Accumulation unit value at end of period ............................                               $12.50
No. of accumulation units outstanding at end of period ...............                               1,126

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $10.46
No. of accumulation units outstanding at end of period ...............                                  44

MFS High Income Series
Accumulation unit value at beginning of period ......................                               $10.02
Accumulation unit value at end of period ............................                               $10.51
No. of accumulation units outstanding at end of period ...............                               1,092

MFS Research Series
Accumulation unit value at beginning of period ......................                                $9.95
Accumulation unit value at end of period ............................                               $10.82
No. of accumulation units outstanding at end of period ...............                                  43

MFS Total Return Series
Accumulation unit value at beginning of period ......................                                $9.96
Accumulation unit value at end of period ............................                               $10.38





No. of accumulation units outstanding at end of period ...............                               1,058

MFS Capital Opportunities
Accumulation unit value at beginning of period ......................                                $9.91
Accumulation unit value at end of period ............................                               $11.24
No. of accumulation units outstanding at end of period ...............                                  42

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period ......................                                $9.97
Accumulation unit value at end of period ............................                               $10.41
No. of accumulation units outstanding at end of period ...............                                  44

Mid Cap Value Portfolio
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $11.56
No. of accumulation units outstanding at end of period ...............                                  42

Value Portfolio
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.79
No. of accumulation units outstanding at end of period ...............                                  57

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                                $9.72
No. of accumulation units outstanding at end of period ...............                               4,928

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $11.06
No. of accumulation units outstanding at end of period ...............                               3,731

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period ......................                                $9.96
Accumulation unit value at end of period ............................                               $11.46
No. of accumulation units outstanding at end of period ...............                                  43

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.70
No. of accumulation units outstanding at end of period ...............                                  43

Money Market Fund
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                               $10.00
No. of accumulation units outstanding at end of period ...............                              14,922

Nasdaq - 100 Index (R) Fund
Accumulation unit value at beginning of period ......................                               $10.06
Accumulation unit value at end of period ............................                               $12.36
No. of accumulation units outstanding at end of period ...............                                  38

All-Cap Growth Fund
Accumulation unit value at beginning of period ......................                                $9.91
Accumulation unit value at end of period ............................                               $11.50
No. of accumulation units outstanding at end of period ...............                                  41

VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

LIT Growth and Income Portfolio
Accumulation unit value at beginning of period ......................                                $9.90
Accumulation unit value at end of period ............................                               $10.63
No. of accumulation units outstanding at end of period ...............                                 444

LIT Emerging Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.95
Accumulation unit value at end of period ............................                               $10.65
No. of accumulation units outstanding at end of period ...............                                  44




     No Accumulation Unit values are shown for Sub-Accounts investing in the SectorSelector Funds because those Funds were not available under the Contracts until May 1, 2002.



     To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
300 Atlantic Street, 3rd Floor
Stamford, CT  06901

     Please send a Statement of Additional Information to me at the following address:


- --------------------------------------------------------
Name

- --------------------------------------------------------
Address

- --------------------------------------------------------
City/State                                     Zip Code


SFPRO084 10/01





Version VI




                                 Plus Prospectus

                           PROSPECTUS DATED MAY 1, 2002
                   FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                         AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT  06901

     This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You purchased a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. Through our Fixed Account, you can choose to invest your money in one or more of 5 different Guarantee Periods. You can also invest in our Variable Sub-Accounts, the Foundation Series.

     The following Trusts are available through the Foundation Series:


        -     AIM Variable Insurance Funds (Series II shares)
        -     The Alger American Fund
        -     First American Insurance Portfolios, Inc. (Class IB shares)
        -     INVESCO Variable Investment Funds, Inc.
        -     MFS(R)Variable Insurance Trust(SM) (Initial Class)
        -     The Universal Institutional Funds, Inc.
        -     Oppenheimer Variable Account Funds
        -     Sage Life Investment Trust
        -     Van Kampen Life Investment Trust (Class II Shares)

     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

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

     The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


==============================================================================
                                TABLE OF CONTENTS
==============================================================================

INDEX OF TERMS..............................................................
HIGHLIGHTS .................................................................
FEE TABLE...................................................................

1.     WHAT ARE THE CONTRACTS?..............................................
       Your Options.........................................................
       Transfers............................................................

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?..................................
       Your Choices.........................................................
       Income Payment Amounts...............................................
       Optional Guaranteed Minimum Income Benefit Riders....................

3.     PURCHASE PAYMENTS ...................................................
       Making Additional Purchase Payments..................................
       Investment Credits...................................................
       When We May Cancel Your Contract.....................................

4.     WHAT ARE MY INVESTMENT OPTIONS?......................................
       Purchase Payment Allocations.........................................
       Variable Sub-Account Investment Options..............................
       Fixed Account Investment Options.....................................
       Optional Guaranteed Minimum Account Value Rider (GMAV Rider).........
       Transfers............................................................
       Transfer Programs....................................................
       Values Under Your Contract...........................................

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?..............................
       Surrender Charge.....................................................
       Annual Administration Charge.........................................
       Transfer Charge......................................................
       Asset-Based Charges..................................................
       Purchase Payment Tax Charge..........................................
       Optional Benefit Charges.............................................
       Fund Annual Expenses.................................................
       Additional Information...............................................

6.     HOW WILL MY CONTRACT BE TAXED?.......................................
       Introduction.........................................................
       Taxation of Non-Qualified Contracts..................................
       Taxation of Qualified Contracts......................................
       Transfers, Assignments, or Exchanges of a Contract...................
       Possible Tax Law Changes.............................................

7.     HOW DO I ACCESS MY MONEY?............................................
       Withdrawals..........................................................
       Requesting Payments..................................................

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?...............................
       Yield................................................................
       Total Return.........................................................
       Performance/Comparisons..............................................

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?..............................
       Standard Death Benefit...............................................
       Owner's Death Before the Income Date.................................
       Owner's or Annuitant's Death After the Income Date...................
       Optional Rider Benefits..............................................
       Optional Accidental Death Benefit Rider (ADB)........................
       Optional Enhanced Guaranteed Minimum Death Benefit Rider
            (Enhanced GMDB).................................................
       Optional Earnings Enhancement Death Benefit Rider (EEDB)...... ......
       Proof of Death.......................................................

10.    WHAT OTHER INFORMATION SHOULD I KNOW?................................
       Parties to the Contract..............................................
       Separate Accounts....................................................
       Modification.........................................................
       Distribution of the Contracts........................................
       Experts..............................................................
       Legal Proceedings....................................................
       Reports to Contract Owners...........................................
       Authority to Make Agreements.........................................
       Financial Statements.................................................

11.    HOW CAN I MAKE INQUIRIES?.............................................

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.....
       History and Business ................................................
       Selected Financial Data .............................................
       Management's Discussion and Analysis of Financial Condition and
          Results of Operations ............................................
       Directors and Officers ..............................................

FINANCIAL STATEMENTS OF SAGE LIFE ASSURANCE OF AMERICA, INC...............FIN-1

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A  - MORE INFORMATION ABOUT THE FUNDS...........................A-1

APPENDIX B  - MARKET VALUE ADJUSTMENT....................................B-1

APPENDIX C  - DOLLAR-COST AVERAGING PROGRAM..............................C-1

APPENDIX D  - GUARANTEED MINIMUM INCOME BENEFITS.........................D-1

APPENDIX E  - EARNINGS ENHANCEMENT DEATH BENEFIT.........................E-1

APPENDIX F  - ACCUMULATION UNIT VALUES - FOUNDATION SERIES VARIABLE
              SUB-ACCOUNTS...............................................F-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



==============================================================================
                                 INDEX OF TERMS
==============================================================================

     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

     ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value and includes any Investment Credit and the earnings, if any, thereon.

     ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

     ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub- Account.

     ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

     ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

     BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

     BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

     CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

     CONTRACT YEAR -- Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     EXCESS WITHDRAWAL - An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

     EXPIRATION  DATE -- The  Expiration  Date is the  last  day in a  Guarantee
Period.

     FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

     FREE WITHDRAWAL AMOUNT -- A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

     FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

     GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

     INCOME DATE -- The Income Date is the date you select for your income payments to begin.

     INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive income payments.

     INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

     INVESTMENT CREDIT - An Investment Credit is a percentage of your purchase payment that we may add to your Account Value.

     MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

     NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

     OWNER -- The Owner is the person who owns a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     SATISFACTORY NOTICE -- Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center (the telephone number and address are shown on the cover of this prospectus). Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or by electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

     SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge and Market Value Adjustment.

     VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

     "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

     "YOU" OR "YOUR" is the Owner of a Contract.

==============================================================================
                                   HIGHLIGHTS
==============================================================================

     The flexible payment deferred combination fixed and variable annuity contract is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you the Contract you may have chosen to purchase any or all of the following optional riders: one of two different guaranteed minimum income benefit riders, a guaranteed minimum account value rider, a guaranteed minimum death benefit rider, an accidental death benefit rider, and an earnings enhancement death benefit rider. The Contract is no longer available for new sales. However, you can continue to make additional purchase payments to your Contract.

     We will add an Investment Credit to your Account Value for purchase payments made during Contract Year 1. The credit ranges from 3%-5%, depending on the amount of the cumulative purchase payments.

     The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a Surrender Charge of up to 8.5%. The Income Phase occurs when you begin receiving income payments from your Contract.

     You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

     The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed.


     If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center are shown on the cover page of this prospectus.

==============================================================================
                               FEE TABLE
==============================================================================

     The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)....None

Surrender   Charge(1)  (as  a  percentage  of  purchase  payments  withdrawn  or surrendered)



                APPLICABLE              APPLICABLE SURRENDER
               CONTRACT YEAR             CHARGE PERCENTAGE
               -------------             -----------------
                    1                           8.5%
                    2                           8.5%
                    3                           8.5%
                    4                           7%
                    5                           5%
                    6                           3%
                    7                           1%
             8 and thereafter                   0%

Maximum Transfer Charge(2)
     First 12 transfers in a Contract Year...............................$ 0
     After 12th transfer in a Contract Year..............................$25

Annual Administration Charge
     Contract Years 1-7(3)...............................................$40
     After Contract Year 7...............................................$ 0

     In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES

(deducted daily as percentage of the assets of the Variable Account)

                                                       CONTRACT YEARS
                                                       --------------
                                                       1-7            8+
                                                      -----         -----
 Mortality and Expense Risk
  Charge and Account Fees and Expenses (4)            1.60%         1.40%


OPTIONAL BENEFIT ANNUAL EXPENSES(deducted monthly as percentage of your Variable and Fixed Account Values)

        Guaranteed Minimum Income Benefit Rider Charge.................0.20%
        Enhanced Guaranteed Minimum Income Benefit Rider Charge........0.35%
        Guaranteed Minimum Account Value Rider Charge (5)..............0.55%
        Accidental Death Benefit Rider Charge..........................0.05%
        Earnings Enhancement Death Benefit Rider Charge................0.25%
        Enhanced Guaranteed Minimum Death Benefit Rider Charge.........0.05%

(1) You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) the excess of 10% of your total purchase payments over all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over purchase payments received, less prior withdrawals taken subject to surrender charges). For purposes of (i) and (ii) above, the Investment Credit is considered part of Account Value, but not purchase payments.

     Because the Free Withdrawal Amount is not considered a liquidation of purchase payments, if you surrender your Contract during the same Contract Year you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount. See "What are the Expenses Under a Contract?"

(2)  Currently, we do not assess a transfer charge.

(3) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(4) Throughout this Prospectus and in your Contract, this charge is referred to as "Asset-Based Charges."

(5) The maximum charge for this rider is shown above. We will determine the charge for this rider each time we declare guaranteed interest rates for the Fixed Account. The charge will be determined by the level of interest rates and our expected costs in providing this rider. Generally, an increase in interest rates will result in a reduction of the Guaranteed Minimum Account Value Rider Charge. Conversely, a decrease in interest rates will generally result in an increase in the Guaranteed Minimum Account Value Rider Charge. The Guaranteed Minimum Account Value Rider Charge for your Capital Protection Fixed Sub-Account will remain the same for the Guarantee Period of the Capital Protection Fixed Sub-Account you select.

FUND CHARGES

     The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 2001 or estimated for the year ending December 31, 2002 (as applicable) are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue. The annual expenses of the Funds in the tables below and the Examples which follow them are based on data provided by the respective underlying Trusts. We have not independently verified such data.



                                                                                            TOTAL
                                                                                       ANNUAL EXPENSES
                                                                        TOTAL           (BEFORE FEE
                                MANAGEMENT                          ANNUAL EXPENSES      WAIVERS AND
                                   FEES              OTHER EXPENSES   (AFTER FEE        REIMBURSEMENTS,
                               (AFTER FEE    RULE       (AFTER        WAIVERS AND        AS APPLICABLE,
                                 WAIVERS,    12b-1  REIMBURSEMENTS,  REIMBURSEMENTS,    AND INCLUDING
FUND                         AS APPLICABLE)  FEES    AS APPLICABLE)   AS APPLICABLE)   MAXIMUM 12b-1 FEES)
----                         --------------  ------  --------------  --------------     -----------------

                                                      FOUNDATION SERIES


AIM VARIABLE INSURANCE FUNDS (Series II Shares):
  AIM V.I. Government
    Securities Fund..........     0.50%      0.25%      0.58%            1.33%             1.33%
  AIM V.I. Core Equity Fund (1)   0.61       0.25       0.21             1.07              1.07
  AIM V.I. International Growth
    Fund (1).................     0.73       0.25       0.32             1.30              1.30
  AIM V.I. Premier Equity Fund(1) 0.60       0.25       0.25             1.10              1.10
THE ALGER AMERICAN FUND:
  Alger American MidCap
    Growth Portfolio.........     0.80       N/A       0.08             0.88               0.88
  Alger American Income &
    Growth Portfolio.........     0.625      N/A       0.095            0.72               0.72
  Alger American Small
    Capitalization Portfolio.     0.85       N/A       0.07             0.92               0.92
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
  International
    Portfolio                     0.37(2)    0.25       0.98             1.60(3)           2.33
   Small Cap Growth
    Portfolio                     0.00(2)    0.25       0.98             1.23(3)           3.77
   Technology Portfolio           0.00(2)    0.25       0.98             1.23(3)           2.74
INVESCO VARIABLE INVESTMENT FUNDS, INC.: (4)
  INVESCO VIF - Growth Fund..     0.85       N/A        0.67(5)          1.52(5)           2.32
  INVESCO VIF - Financial
    Services Fund............     0.75       N/A        0.32             1.07              1.07
  INVESCO VIF - Health
    Sciences Fund............     0.75       N/A        0.31             1.06              1.06
  INVESCO VIF-Technology Fund     0.75       N/A        0.32             1.07              1.07
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class):
  MFS Investors Trust Series.     0.75       N/A        0.15             0.90(6)           0.90
  MFS High Income Series.....     0.75       N/A        0.16(7)          0.91(6)           1.01
  MFS Research Series........     0.75       N/A        0.15             0.90(6)           0.90
  MFS Total Return Series....     0.75       N/A        0.14             0.89(6)           0.89
  MFS Capital Opportunities
    Series...................     0.75       N/A        0.16(7)          0.91(6)           0.96
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
  Global Value Equity Portfolio   0.67       N/A        0.48             1.15              1.28(8)
  Mid Cap Value Portfolio.....    0.70       N/A        0.35             1.05              1.10(8)
  Value Portfolio.............    0.47       N/A        0.38             0.85              0.93(8)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
  Oppenheimer Bond Fund/VA....    0.72       N/A        0.05             0.77              0.77
  Oppenheimer Capital
    Appreciation Fund/VA......    0.64       N/A        0.04             0.68              0.68
  Oppenheimer Main Street Small Cap
    Fund/VA..................     0.75       N/A        0.30             1.05              1.05
SAGE LIFE INVESTMENT TRUST:
  S&P 500 Equity Index Fund*.(9)  0.38        0 (10)    0.17             0.55              1.51
  Money Market Fund(9)........    0.48        N/A       0.17             0.65              1.30
  Nasdaq-100 Index(R) Fund** (9)  0.80        0 (10)    0.05             0.85              1.66
  All-Cap Growth Fund (9).....    0.99        0 (10)    0.11             1.10              2.03
VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
  LIT Growth and Income Portfolio 0.60       0.25       0.15             1.00               1.00
  LIT Emerging Growth Portfolio   0.70       0.25       0.06             1.01               1.01



(1) Effective May 1, 2002 the following Fund names will change: AIM V.I. Growth and Income Fund becomes AIM V.I. Core Equity Fund, AIM V.I. International Equity Fund becomes AIM V.I. International Growth Fund, and AIM V.I. Value Fund becomes AIM V.I. Premier Equity Fund.

(2) Management fees before waivers are 1.10%, 0.70% and 0.70% respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. Other Expenses for the year ended December 31, 2001, before reimbursement, for the Small Cap Growth Portfolio and the Technology Portfolio were 2.82% and 1.79%, respectively.

(3) Certain service providers have contractually agreed to waive management fees or otherwise pay other expenses until December 31, 2002, so that the total operating expenses do not exceed 1.60%, 1.23% and 1.23%, respectively, for the International Portfolio, Small Cap Growth Portfolio and Technology Portfolio. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2002.

(4) The Funds' actual Other Expenses and Total Annual Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement.

(5) Certain expenses of the Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's other expenses and total annual expenses for the year ended December 31, 2001 would have been 1.47% and 2.32%, respectively of the Fund's average net assets.

(6) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal 0.89% for the Investors Trust Series; 0.90% for the High Income Series; 0.89% for the Research Series; 0.88% for the Total Return Series and 0.90% for the Capital Opportunities Series.

(7) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: High Income Series - 0.15% and Capital Opportunities Series - 0.15%. These contractual fee arrangements will continue until May 1, 2003 with the consent of the board of trustees which oversees the series. Without this reimbursement the "Other Expenses" would be 0.26% for the High Income Series and 0.21% for the Capital Opportunities Series.

(8) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses of the Portfolios will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.48%, and 1.28% with respect to the Global Value Equity Portfolio; 0.75%, 0.35% and 1.10% with respect to the Mid Cap Value Portfolio; and 0.55%, 0.38% and 0.93% with respect to the Value Portfolio.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated net fund operating expenses. Any waiver of reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; 0.65%, 0%, 0.65% and 1.30% with respect to the Money
     Market Fund; 0.85%, 0.25%, 0.56% and 1.66% with respect to the Nasdaq-100 Index(R) Fund, and 1.10%, 0.25%, 0.68% and 2.03% with respect to the All-Cap Growth Fund.

(10) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001, and no payments will be made for the year ending December 31, 2002.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES WITH RESPECT TO THE PRODUCT.

EXAMPLES

     The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and expense reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the assumed average Account Value is $30,000, and that you have invested all your money in the Variable Account.

     You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year; however, we currently do not assess the Transfer Charge. See "Transfer Charge."

     The assumed 5% annual rate of return is hypothetical. You should not consider it to be representative of past or future annual returns; both may be greater or less than this assumed rate.

     The examples shown reflect 12b-1 fees where such fees are currently imposed. To the extent that a Fund has adopted a Rule 12b-1 plan but no 12b-1 payments were made in the year 2001 and none are anticipated to be made in 2002, the expense examples do not reflect such fees. If such fees were imposed the expense numbers would be higher than those currently shown below.

     The examples reflect the charges for the following optional riders (which is the most expensive way to purchase the Contract): Enhanced Guaranteed Minimum Income Benefit Rider, the maximum charge for the Guaranteed Minimum Account Value Rider, Enhanced Guaranteed Minimum Death Benefit Rider, Accidental Death Benefit Rider, and Earnings Enhancement Death Benefit Rider. Your expenses would be less than the expenses in the examples if you purchase none or fewer than all of the optional riders.

     You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.



                                                         1. IF YOU SURRENDER YOUR CONTRACT          2. IF YOU DO NOT SURRENDER YOUR
                                                                 AT THE END OF EACH                  CONTRACT  OR YOU ANNUITIZE YOUR
                                                                    TIME PERIOD                      CONTRACT AT THE END OF EACH
FUND                                                                                                          TIME PERIOD
                                                        ------------------------------------       ---------------------------------
---------------------------------
                                                  1 YEAR       3 YEARS     5 YEARS  10 YEARS    1 YEAR   3 YEARS  5 YEARS   10 YEARS
                                                  ------       -------     -------  --------    ------   -------  -------   --------

FOUNDATION SERIES


AIM VARIABLE INSURANCE FUNDS (Series II Shares):
AIM V.I. Government Securities Fund                   130         190         265        447         45        135      225      447
AIM V.I. Core Equity Fund                             127         182         253        425         42        127      213      425
AIM V.I. International Growth Fund                    129         189         264        444         44        134      224      444
AIM V.I. Premier Equity Fund                          127         183         255        427         42        128      215      427
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                125         176         244        408         40        121      204      408
Alger American Income & Growth Portfolio              123         171         236        394         38        116      196      394
Alger American Small Capitalization Portfolio         125         177         246        411         40        122      206      411
FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):
International Portfolio                               132         197         278        469         47        142      238      469
Small Cap Growth Portfolio                            129         187         261        438         44        132      221      438
Technology Portfolio                                  129         187         261        438         44        132      221      438
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                             132         195         274        463         47        140      234      463
INVESCO VIF - Financial Services                      127         182         253        425         42        127      213      425
INVESCO VIF - Health Sciences                         127         182         253        424         42        127      213      424
INVESCO VIF - Technology                              127         182         253        425         42        127      213      425
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class):
MFS Investors Trust Series                            125         177         245        410         40        122      205      410
MFS High Income Series                                125         177         245        411         40        122      205      411
MFS Research Series                                   125         177         245        410         40        122      205      410
MFS Total Return Series                               125         177         245        409         40        122      205      409
MFS Capital Opportunities Series                      125         177         245        411         40        122      205      411
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                         128         184         257        431         43        129      217      431
Mid Cap Value Portfolio                               127         181         252        423         42        126      212      423
Value Portfolio                                       125         175         243        405         40        120      203      405
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                              124         173         239        398         39        118      199      398
Oppenheimer Capital Appreciation Fund/VA              123         170         234        390         38        115      194      390
Oppenheimer Main Street Small Cap Fund/VA             127         181         252        423         42        126      212      423
SAGE LIFE INVESTMENT TRUST:
S&P 500 Equity Index Fund                             122         166         228        378         37        111      188      378
Money Market Fund                                     123         169         233        387         38        114      193      387
Nasdaq-100 Index(R)Fund                               125         175         243        405         40        120      203      405
All-Cap Growth Fund                                   127         183         255        427         42        128      215      427
VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares):
LIT Growth and Income Portfolio                       126         180         250        418         41        125      210      418
LIT Emerging Growth Portfolio                         126         180         250        419         41        125      210      419


THERE IS AN ACCUMULATION UNIT VALUE HISTORY (CONDENSED FINANCIAL INFORMATION) CONTAINED IN APPENDIX F.

==============================================================================
1.  WHAT ARE THE CONTRACTS?
==============================================================================

     The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

     Under the terms of the Contract, we promise to pay you income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract.

     We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

YOUR OPTIONS

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts," which we now call our Foundation Series. See "Variable Sub-Account Investment Options."

     We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Options." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4 and 5 years. (The l and 2 year Guarantee Periods are not available for transfers or as renewal options.) If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment." The Fixed Account and/or certain Guarantee Periods may not be available in your state.

     We also  offer  you six  optional  riders  for an  additional  charge - the
Guaranteed Minimum Income Benefit Rider ("GMIB"), the Enhanced Guaranteed Minimum Income Benefit Rider ("Enhanced GMIB"), the Guaranteed Minimum Account Value Rider ("GMAV"), the Enhanced Guaranteed Minimum Death Benefit Rider ("GMDB"), the Accidental Death Benefit Rider ("ADB"), and the Earnings Enhancement Death Benefit ("EEDB"). These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?" "What Are My Investment Options?" and "Does the Contract Have A Death Benefit?"

TRANSFERS

     Subject to certain conditions, you can transfer Account Value three ways:

     -    From one Variable Sub-Account to another Variable Sub- Account;

     -    From a Fixed Sub-Account to a Variable Sub-Account; or

     -    From a Variable Sub-Account to a Fixed Sub-Account.

==============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
==============================================================================

YOUR CHOICES

     You have several choices to make concerning your income payments. First, you choose the Income Date when you want income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. If you do not select an Income Date, the Income Date will be the first day of the first calendar month following the Annuitant's 95th birthday. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

     On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

     The available income plans are (the descriptions of the plans assume you are the Annuitant):

     - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life. If you die after the first payment and before the second payment, then we will only make one payment.

     - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period. If you die during the period certain elected, the Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

     - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive. If both you and the second person die after the first payment and before the second payment, then we will make only one payment.

     - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select (which may be from 5 to 30 years). However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period. The Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

     - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any single premium annuity we offer on the Income Date for which you and the Annuitant are eligible.

     There may be adverse tax consequences if you make a partial withdrawal during the Income Phase.

INCOME PAYMENT AMOUNTS

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and period certain (if any), and if applicable upon the age and sex of a second person you designate. The rates we apply will never be lower than the Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

     If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%. If you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Account Value on that date in one sum.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     The GMIB riders are optional riders that ensure, if you satisfy a rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. We offer two such riders. You may choose either the GMIB or the Enhanced GMIB; you may not choose both under the same Contract. Each rider is described in the following paragraphs.

     Guaranteed Minimum Income Benefit Rider ("GMIB"). Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular income plan and frequency of payment, we determine the GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule to the greater of: (a) the Highest Anniversary Value (described below), or (b) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces Account Value.

     We then compare the GMIB to what we would pay you if you had not elected the GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. On the Income Date, we will calculate an anniversary value for each Contract Anniversary on or before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB Rider. An anniversary value for a Contract Anniversary equals:

     -    the Account Value on that Contract Anniversary;

     - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

     - reduced by the proportion that any withdrawal taken since that Contract Anniversary (including applicable surrender charges and Market Value Adjustments) reduces Account Value.

     Enhanced GMIB. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the Enhanced GMIB. For a particular Income Plan and frequency of payment, we determine the Enhanced GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Contract Schedule to the greatest of (a) the Roll-Up Benefit Value,
(b) the Highest Anniversary Value, or (c) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduces the Account Value.

     We then compare the Enhanced GMIB to what we would pay you if you had not elected the Enhanced GMIB Rider. We will pay you the amount that results in higher income payments.

     The Highest Anniversary Value for the Enhanced GMIB Rider is determined in the same manner as it is for the GMIB Rider. The Roll-Up Benefit Value is

     o On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment.

     o Thereafter, we calculate interest on the Roll-Up Benefit Value for the current Valuation Period, but not after the Owner attains age 80, at the effective annual interest rate shown in the Contract Schedule.

     o We then add to the Roll-Up Benefit Value the dollar amount of any additional purchase payments paid during the current Valuation Period, and then we reduce the Roll-Up Benefit Value proportionately for any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken during the current Valuation Period. The reduction will be made in proportion to the reduction in Account Value that results from a withdrawal.

     o The Roll-Up Benefit Value is subject to a maximum of two times purchase payments, reduced proportionately for any withdrawals (including any associated surrender charge and Market Value Adjustment incurred).

     We show examples of how both GMIB riders work in Appendix D.

     FURTHER INFORMATION ABOUT THE GMIB RIDERS. The remaining information in this Section applies to both GMIB riders except as indicated.

     CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue a GMIB rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The following conditions apply:

     - The surviving spouse must elect to continue the Contract instead of electing to receive distribution of the death benefits.

     - For purposes of determining the "Effective Date" provision in the rider, the Effective Date is the Valuation Date the new Owner elects to continue the rider (when the election is received at our Customer Service Center).

     - For purposes of determining the Highest Anniversary Value and the sum of all purchase payments made under the Contract for the GMIB calculation, we initially set both these values to equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider.

     - The calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

     - As to the Enhanced GMIB Rider only, for purposes of determining the Roll-Up Benefit Value we initially set it equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

     All of the other terms and conditions of the riders will continue as before the new Owner elected to continue the rider.

     WHEN MAY YOU ELECT INCOME PAYMENTS UNDER THE GMIB RIDERS? You may take income payments using the GMIB Rider on any Contract Anniversary, or the thirty-day period that follows a Contract Anniversary, only after (a) the Annuitant has attained age 60, and (b) the Contract has been in effect (i) for seven years for the GMIB Rider, and (ii) for ten years for the Enhanced GMIB Rider.

     If you have elected a GMIB rider but you do not meet the conditions shown above as of the Income Date, then all income payments going forward will be calculated with out regard to the GMIB rider.

     INCOME PLANS AVAILABLE WITH THE GMIB RIDERS. You may elect to use the GMIB riders with the following income plans in your Contract:

     -    Income Plan 1. Fixed Life Annuity;

     -    Income Plan 2. Fixed Life Annuity with 10 Years Certain; and

     -    Income Plan 3. Fixed Joint and Last Survivor Annuity.

     You may also elect any other income plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB riders.

     TERMINATION OF THE GMIB RIDERS. The GMIB Riders will terminate on the date of the first of the following events:

     -    the Contract is surrendered;

     - the death of the Owner if the Contract or the GMIB Rider is not continued under the Contract Continuation Option;

     - the death of the surviving spouse if the Contract or the GMIB Rider is continued under the Contract Continuation Option; and

     - on or after the Income Date, if an Income Plan not eligible under this benefit is elected or income payments cease for any reason.

     OTHER GMIB TERMS AND CONDITIONS

     -    A GMIB must be purchased at time of application;

     - The Annuitant must be age 80 or younger at the time your Contract is issued;

     - A GMIB may not be terminated by the Owner. Charges for a GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

     - If there are multiple Owners, we will use the age of the oldest Owner to determine any benefits.

     - If there is an Owner who is not a natural person (that is, an individual) we will treat the Annuitant as the Owner to determine any benefits and will use the Annuitant's age in determining such benefits.

     IMPORTANT CONSIDERATIONS REGARDING THE GMIB RIDERS. While a GMIB rider does provide a guaranteed minimum amount of income, a GMIB RIDER MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB riders completely and analyze them thoroughly before you purchase a GMIB rider.

     - A GMIB rider does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

     - Once purchased, the GMIB is irrevocable. Before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under a GMIB rider using the applicable Monthly Income Rate per $1,000, the GMIB rider charges will still be assessed.

     - The GMIB rider in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

     - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

     -    The GMIB riders may not be approved in all states.

==============================================================================
3.  PURCHASE PAYMENTS
==============================================================================

MAKING ADDITIONAL PURCHASE PAYMENTS

     At any time before the Income Date, you may make additional purchase payments of $250 or more. A lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center. You may make additional purchase payments for as little as $100 under EFT (Electronic Funds Transfer).

     We will accept additional purchase payments as shown below:

======================       =================================================
CONTRACT TYPE                       RESTRICTIONS ON ACCEPTANCE OF
                                    ADDITIONAL PURCHASE PAYMENTS
----------------------       -------------------------------------------------

Non-Qualified                Accepted until the earlier of the year in which
Contract                     you or the Annuitant attains age 90.
----------------------       -------------------------------------------------
Qualified                    Accepted until the year in which you attain age
Contract                     90, except for annual contributions to a
                             traditional IRA which are accepted until the year
                             in which you attain age 701/2.
======================       =================================================

     We reserve the right to reject any additional purchase payments.

     You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

     We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we received it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

INVESTMENT CREDITS

     We will credit an Investment Credit to your Account Value for cumulative purchase payments made during Contract Year 1. THE EXPENSES FOR A CONTRACT WITH INVESTMENT CREDITS MAY BE HIGHER THAN EXPENSES FOR A CONTRACT WITHOUT INVESTMENT CREDITS. THE AMOUNT OF THE INVESTMENT CREDIT MAY BE MORE THAN OFFSET BY THE FEES AND CHARGES ASSOCIATED WITH THE CREDIT. A PORTION OF CERTAIN CHARGES (ASSET-BASED CHARGES AND THE SURRENDER CHARGE) ASSESSED UNDER THE CONTRACT ARE USED TO FUND THE CREDIT. BECAUSE THE CREDIT IS APPLIED TO PURCHASE PAYMENTS DURING YEAR ONE AND HIGHER ASSET-BASED CHARGES ARE ASSESSED AGAINST THE ENTIRE ACCOUNT VALUE (INCLUDING THE INVESTMENT CREDIT(S)) DURING YEARS 1 -7, THE CONTRACT MAY NOT BE APPROPRIATE FOR THOSE PURCHASERS WHO DO NOT INTEND TO MAKE SUBSTANTIALLY ALL OF THEIR PURCHASE PAYMENTS IN THE FIRST CONTRACT YEAR OR AFTER THE SEVENTH CONTRACT YEAR.

     The maximum Investment Credits are:

Cumulative Purchase Payments During Contract Year 1 Investment Credit Percentage
---------------------------------------------------  ---------------------------
                                                       (as a percentage of
                                                         purchase payments)

Less than $50,000                                            3.0%
More than $49,999.99 but less than  $500,000                 4.0%
More than $499,999.99                                        5.0%

     The crediting of the Investment Credit for the initial purchase payment, and for any purchase payments made during the Free Look Period, will be made 30 days after the Contract Date.

     If you make an additional purchase payment during Contract Year 1 that increases your cumulative purchase payments to a higher breakpoint, we will credit an additional Investment Credit to your Account Value. For each previous purchase payment made during Contract Year 1 we calculate this amount by subtracting (b) from (a), and then multiplying by (c), where:

     (a) is the Investment Credit percentage based upon cumulative purchase payments to date, but not beyond Contract Year 1;

     (b) is the sum of the Investment Credit percentages previously credited to a purchase payment made during Contract Year 1; and

     (c) is the corresponding purchase payment made during Contract year 1.

     If you make subsequent purchase payments in the first Contract year which do not increase the cumulative purchase payments to a higher break point, we add additional Investment Credits at the lower break point's Investment Credit percentages.

     Each Investment Credit will be allocated to the same Sub-Accounts and in the same proportion as the purchase payment you have just made.

     The Investment Credit is not considered to be a purchase payment. Surrender charges will not be assessed on the Investment Credit. Investment Credits are also not considered to be investment in the Contract (basis) for tax purposes.

WHEN WE MAY CANCEL YOUR CONTRACT

     If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record.

     However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

==============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
==============================================================================

PURCHASE PAYMENT ALLOCATIONS

     When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

     Through the Variable Sub-Accounts, you can invest in Sub-Accounts which are part of our Foundation Series. Each of the Sub-Accounts, in turn, invests in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal fund risks.

     More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust or Fund. You should read the Trusts' or Fund's prospectuses carefully. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market. We will send you the Trust or Fund prospectuses with your Contract.

     The following Funds are available under the Contract:

                                       FOUNDATION SERIES


        AIM VARIABLE INSURANCE FUNDS (Series II Shares)

        AIM V.I. Government Securities Fund
        AIM V.I. Core Equity Fund (formerly AIM V.I. Growth and Income Fund) AIM V.I. International Growth Fund (formerly AIM V.I. International
           Equity Fund)
        AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)

          Adviser: A I M Advisors, Inc.

        THE ALGER AMERICAN FUND

        Alger American Mid-Cap Growth Portfolio
        Alger American Income & Growth Portfolio
        Alger American Small Capitalization Portfolio

          Adviser: Fred Alger Management, Inc.

        FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

        Small Cap Growth Portfolio
        Technology Portfolio
        International Portfolio

          Adviser: U.S. Bancorp Asset Management, Inc. Clay Finlay Inc. is the sub-adviser for the International Portfolio.

        INVESCO VARIABLE INVESTMENT FUNDS, INC.

        INVESCO VIF - Growth Fund (formerly INVESCO VIF - Blue Chip Growth Fund) INVESCO VIF - Health Sciences Fund
        INVESCO VIF - Technology Fund
        INVESCO VIF - Financial Services Fund

          Adviser: INVESCO Funds Group, Inc.

        MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

        MFS Investors Trust Series
        MFS High Income Series
        MFS Research Series
        MFS Total Return Series
        MFS Capital Opportunities Series

          Adviser: MFS Investment Management(R)

        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

        Global Value Equity  Portfolio
        Mid Cap Value Portfolio
        Value Portfolio

          Adviser: Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen.

        OPPENHEIMER VARIABLE ACCOUNT FUNDS

        Oppenheimer Bond Fund/VA
        Oppenheimer Capital Appreciation Fund/VA
        Oppenheimer Main Street Small Cap Fund/VA

          Adviser: OppenheimerFunds, Inc.

        SAGE LIFE INVESTMENT TRUST

        S&P 500 Equity Index Fund
        Money Market Fund
        Nasdaq - 100 Index(R) Fund
        All-Cap Growth Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

       VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

       LIT Growth and Income Portfolio
       LIT Emerging Growth Portfolio

       Adviser:  Van  Kampen  Asset  Management  Inc.

     The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non- investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors.

FIXED ACCOUNT INVESTMENT OPTIONS

     Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub- Account, we apply the Guaranteed Interest Rate then in effect. We may establish "DCA Fixed Sub-Accounts" for our Dollar-Cost Averaging Program.

     HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, OUR GUARANTEED INTEREST RATES WILL BE AT LEAST 3% PER YEAR. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

     GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4 and 5 years. The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options. We may offer different Guarantee Periods and may discontinue offering certain Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. The Contract has lower special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts than for contracts without an Investment Credit. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

     - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

     - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires (but not beyond your Income
          Date).

     - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

     - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

     - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

     Ordinarily:

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

     - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

     We will apply a Market Value Adjustment as follows:

     - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

     - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

     - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account or amount surrendered. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                                                N/365
                             [(1+I)/(1+J+.0025)]       - 1

     Where:

          I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

          J is the  Index  Rate  for a  maturity  equal  to the  time  remaining
          (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

          N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)]((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In the state of Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

     The Fixed Account may not be available in your state. Contact our Customer Service Center for availability.

     Examples of how the Market Value Adjustment works are shown in Appendix B.

OPTIONAL GUARANTEED MINIMUM ACCOUNT VALUE RIDER (GMAV Rider)

     The GMAV Rider guarantees that if the GMAV Rider is in force on the Expiration Date of the Capital Protection Fixed Sub-Account you selected (or the next Valuation Date if the Expiration Date is not a Valuation Date) and if the Account Value of your Contract is less than the Guaranteed Minimum Account Value, then we will automatically credit your Account Value to equal the Guaranteed Minimum Account Value. This credit will be allocated to the Money Market Sub-Account unless you request otherwise.

     Capital Protection Fixed Sub-Account: The GMAV Rider is currently available with three different options reflecting the duration you choose. The several durations available are known as Capital Protection Fixed Sub-Accounts and are sub-accounts of our Fixed Account. The Capital Protection Fixed Sub-Account's beginning date is the date the GMAV Rider becomes effective. Currently, we offer 5, 7 and 10 year Capital Protection Fixed Sub-Accounts. We may add additional Capital Protection Fixed Sub-Accounts or may discontinue offering one or more in the future. On the effective date of the GMAV Rider, we require that you allocate:

o at least 65% of your Account Value to the 5 year Capital Protection Fixed Sub-Account;

o at least 50% of your Account Value to the 7 year Capital Protection Fixed Sub-Account; or

o at least 30% of your Account Value to the 10 year Capital Protection Fixed Sub-Account.

You may allocate the portion of your Account Value not allocated to the Capital Protection Fixed Sub-Account among the available Fixed and/or Variable Sub-Accounts at your discretion.

     Guaranteed Minimum Account Value: For purposes of this benefit, the Guaranteed Minimum Account Value is equal to:

o    the Account Value on the effective date of the GMAV Rider;

o reduced proportionately for any withdrawals from the Contract (including any associated surrender charge and market value adjustment incurred) made on or after the effective date of the GMAV Rider and before the expiration date of the Capital Protection Fixed Sub-Account you selected.

Termination of the GMAV Rider:

     The GMAV Rider terminates on the earliest of the following occurrences:

     1.   The Expiration Date of the Capital Protection Fixed Sub-Account;

     2.   You surrender your Contract;

     3. The death of an Owner if the Contract is not continued under the Contract Continuation Option; and

     4.   The Income Date.

Once purchased, the GMAV Rider may be terminated only under limited circumstances. You ay terminate the GMAV Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. It is possible that you could pay for the GMAV Rider for one or more years and not receive the benefits if certain events occur before the Expiration Date of the Capital Protection Fixed Sub-Account.

Important Considerations Regarding the GMAV Rider:

o The GMAV Rider provides a guaranteed minimum account value if the terms and conditions of the rider are met. The GMAV Rider is most appropriate for investors with low risk tolerance. You should understand the GMAV Rider completely and analyze it throughly before purchasing the benefit.

o As with other aspects of your Contract, you should consult your qualified financial adviser in evaluating the GMAV Rider.

Terms and Conditions of the GMAV Rider:

o While the GMAV Rider is in force, you cannot change the Capital Protection Fixed Sub-Account.

o We reserve the right to restrict additional purchase payments under the Contract while the GMAV Rider is in force. Currently, we do not permit you to make additional purchase payments under your Contract while the GMAV Rider is in force.

o    You cannot transfer  Account Value from the Capital  Protection  Fixed Sub-
     Account.

o While the GMAV Rider is in force, we reserve the right to restrict transfers between a Fixed Sub-Account and a Variable Sub-Account and between Fixed Sub-Accounts.

o You cannot have more than one Capital Protection Fixed Sub-Account in force with your Contract at any one time.

o If you request a withdrawal, we will make the withdrawal proportionately from the Capital Protection Fixed Sub-Account and any other Sub-Accounts in which you are invested. A Market Value Adjustment may apply, as well as any applicable surrender charges.

o The GMAV Rider may not be approved in your state. Contact our Customer Service Center regarding availability.

TRANSFERS

     Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to make transfers is restricted until the Free Look Period ends. See "Purchase Payment Allocations." The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account before its Expiration Date ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     In addition, we reserve the right to restrict transfers:


     - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

     - if the transfer results in more than one trade involving the same Sub-Account in a 30-day period; or

     - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub- Accounts affected by the transfer.

     After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

     TELEPHONE  TRANSACTIONS.  You  may  request  transfers  or  withdrawals  by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     INTERNET TRANSACTIONS. In addition to telephone transactions, we permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedures include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and
(c) posting a Contract transaction history on our website which you may access at any time.

     THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

     DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

     Once elected, dollar-cost averaging remains in effect until:

     -    the Income Date;

     -    you surrender the Contract;

     - the value of the Sub-Account from which transfers are being made is depleted; or

     -    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     ASSET ALLOCATION PROGRAM. An optional asset allocation program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix on a calendar quarter basis to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages within a particular model, or even some of the Variable Sub-Accounts within a particular model, need to be changed.

     The transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason.

     AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.

VALUES UNDER YOUR CONTRACT

     ACCOUNT VALUE. The Account Value (including Investment Credits) is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

     -    the performance of the Variable Sub-Accounts you have selected;

     -    interest credited on amounts you allocated to the Fixed Account;

     -    any additional purchase payments; and

     -    charges, transfers, withdrawals, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

     VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     ACCUMULATION UNIT VALUE. Accumulation Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub- Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period for which the value is being determined.

     NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b)and then subtracting (c) where:

     (a) is the net result of:

          (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

          (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

          (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

     (c)  is the daily Asset-Based Charge.

     The net investment factor may be more or less than, or equal to, one.

     FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

     - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

     -    interest at the Guaranteed Interest Rate; MINUS

     -    any transfers from the Sub-Account; MINUS

     - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

     -    any charges allocated to the Sub-Account.

     We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

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5. WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

     SERVICES AND BENEFITS WE PROVIDE INCLUDE:

     - the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

     -    the death benefit paid on the death of the Owner;

     -    the available  investment options,  including  dollar-cost  averaging,
          asset  allocation,   automatic  portfolio  rebalancing,   IRA  partial
          withdrawal programs, and systematic partial withdrawal programs;

     -    administration of the income plans available under the Contracts; and

     -    the distribution of various reports to Owners.

     COSTS AND EXPENSES WE INCUR INCLUDE:

     - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

     -    sales and marketing expenses;

     -    the cost of providing the Investment Credit(s); and

     -    other costs of doing business.

     RISKS WE ASSUME INCLUDE:

     - the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

     - that the amount of the death benefit will be greater than Account Value; and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may also deduct a charge for taxes. See "Fee Table."

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

     -    the size of a group;

     -    the total amount of purchase payments to be received from a group;

     -    the purposes for which the Contracts are purchased;

     -    the nature of a group for which the Contracts are purchased; and

     -    any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

     If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 8.5% in the first Contract Year, and declines until it reaches 0% in the eighth Contract Year.

     If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. (The Free Withdrawal Amount is not considered a liquidation of purchase payments for purposes of determining surrender charges.) For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."

     The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

     EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge is 8.5%, you have requested a withdrawal of $1,000, and no Market Value Adjustment is applicable. Your initial purchase payment was $5,000, your current Account Value is $5,250, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:


     (a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge and Market Value Adjustment incurred) in that Contract Year (10% x $5,000 = $500); and

     (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments (unliquidated purchase payments are equal to purchase payments received, less prior withdrawals taken subject to surrender charges)($5,250 - $5,000 = $250).

     Therefore, the Free Withdrawal Amount is $500. A surrender charge will apply to the excess of $1,000 over $500. The surrender charge equals $42.50 (8.5% x $500).

     Immediately after the $1,000 withdrawal is made, the Account Value is $4,207.50 ($5,250 - $1,000 - $42.50). The unliquidated purchase payments are $4,500 ($5,000 - $500). Therefore, if you surrender your Contract during the same Contract Year the Free Withdrawal was made, the surrender charge is $328.50 ($4,500 x 8.5%).

     The Free Withdrawal Amount is not considered a liquidation of purchase payments. If you surrender your Contract during the same Contract Year that you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount.

     WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

     We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in the Waiver of Surrender Charge rider to the Contract.

ANNUAL ADMINISTRATION CHARGE

     We will deduct a $40 annual administration charge for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states, the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

TRANSFER CHARGE

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

     We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. The maximum charges are:

                                               ASSET-BASED CHARGES
                                               -------------------
                                             ANNUAL             DAILY
                                             CHARGE             CHARGE
                                             ------             ------
Contract Years 1-7                            1.60%            .004418%
Contract Years 8+                             1.40%            .003862%


     We do not assess these charges against any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

     We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.

OPTIONAL RIDER CHARGES

     We will deduct an additional charge if you purchase one or more of the optional riders. The charges for the riders are calculated as a percentage of the Account Value on the date of deduction. On the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase, the charge is deducted in proportion to the Sub-Accounts in which you are invested. Except for the Accidental Death Benefit Rider, these riders cannot be terminated during the Accumulation Phase of your Contract, and the charges will continue to be assessed during that term. (However, if a surviving spouse elects to continue the Contract following the death of the original Owner, the surviving spouse may elect not to continue any riders, and no rider charges would therefore be assessed.) The charges for each of the riders are as follows:

Guaranteed Minimum Income Benefit Rider: 0.20% annually, 0.0166% monthly

Enhanced Guaranteed Minimum Income Benefit Rider: 0.35% annually, 0.0291% monthly

Guaranteed Minimum Account Value Benefit*: (maximum charge) 0.55% annually, 0.0458% monthly

     The maximum charge for this benefit is shown. We will determine the current charge for the benefit each time we declare guaranteed interest rates for the Fixed Account. The charge for your rider benefit will be shown in your Contract Schedule and will remain the same for the duration of your Capital Protection Fixed Sub-Account. We reserve the right to assess different charges for different Capital Protection Fixed Sub-Accounts.

Earnings Enhancement Death Benefit Rider: 0.25% annually, 0.0208% monthly

Enhanced Guaranteed Minimum Death Benefit Rider: 0.05% annually, 0.0041% monthly

Accidental Death Benefit Rider: 0.05% annually, 0.0041% monthly.


FUND ANNUAL EXPENSES

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

     The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 6%). Under certain circumstances, we may pay a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. New broker-dealers or those who meet certain productivity and profitability standards may be eligible for additional compensation.

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6. HOW WILL MY CONTRACT BE TAXED?
==============================================================================

THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION. WE HAVE INCLUDED
ADDITIONAL   DISCUSSION   REGARDING   TAXES  IN  THE   STATEMENT  OF  ADDITIONAL
INFORMATION.

INTRODUCTION

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. Under Section 72(u) of the Internal Revenue Code (the "Code"), the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

     WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non- Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

     SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

- It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

- We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

     PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

     -    made on or after the taxpayer reaches age 59 1/2;

     -    made on or after the death of an Owner;

     -    attributable to the taxpayer's becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

     -    from purchase payments made prior to August 14, 1982.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

     Certain optional death benefits (see "Optional Rider Death Benefits") may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% tax penalty if the Owner is under age 59 1/2.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisors for more specific information.

     TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

     - Individual Retirement Annuity (IRA) -- permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP") which also accepts employer contributions.

     - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions, with an employer contribution or match.

     -    Roth  IRA  --   allows   eligible   individuals   to  make   after-tax
          contributions, with no tax on qualifying distributions.

     CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     TAX PENALTY ON CERTAIN WITHDRAWALS. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)  paid on or after you reach age 59 1/2;

(2)  paid after you die;

(3)  paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

(5)  paid for certain allowable medical expenses (as defined in the Code);

(6)  paid on account of an IRS levy upon the qualified Contract;

(7)  paid from an IRA for medical insurance (as defined in the Code);

(8)  paid from an IRA for qualified higher education expenses; or

(9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined by the Code).

We have provided a more complete discussion in the Statement of Additional Information.

     TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

     DEATH BENEFITS. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

     Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain death benefits, including the standard Death Benefit, as well as some optional rider death benefits, which may exceed the greater of purchase payments or Account Value. The IRS is currently examining whether these death benefits are appropriate for use with an IRA (including Roth and SIMPLE IRAs). IF THESE DEATH BENEFITS ARE DETERMINED BY THE IRS AS PROVIDING LIFE INSURANCE, THE CONTRACT MAY NOT QUALIFY AS AN IRA (INCLUDING ROTH AND SIMPLE IRAs) WHICH MAY RESULT IN THE IMMEDIATE TAXATION OF AMOUNTS HELD IN THE CONTRACT AND THE IMPOSITION OF PENALTY TAXES. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

     A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

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7. HOW DO I ACCESS MY MONEY?
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     You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

     You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum.

     Under certain circumstances, we may delay this payment. See "Requesting Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge and Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

     Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

     SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

     - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

     - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge." Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

     You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. (Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge.") An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

     The IRS has issued new proposed regulations regarding required minimum distributions from qualified plans. These new rules are effective January 1, 2002. If you are required to take distributions from your Qualified Plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these new rules.

     You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

     We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

     - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     - the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

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8. HOW IS CONTRACT PERFORMANCE PRESENTED?
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     We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN

     The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We show standard performance that reflects no charges for the optional benefits (the least expensive way to buy the Contract) and we also show standard performance that reflects the charges for the optional benefits (the most expensive way to buy the Contract). The Investment Credit will not be reflected in any performance information.

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

     In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub- Account.

     We may advertise the performance of various asset allocation models. Performance shown will be based on the historical performance of the portfolios used in the models and calculated as described above. These figures should not be interpreted to reflect actual historical performance of the Variable Account. In addition, future performance of the portfolios used in the models, and therefore of the models themselves, will vary and the results shown are not necessarily representative of future results.

PERFORMANCE/COMPARISONS

     We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We will accompany non-standard performance with standard performance.

     In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.

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9. DOES THE CONTRACT HAVE A DEATH BENEFIT?
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     Your Contract provides a death benefit for your Beneficiary if you die before the Income Date. You may purchase up to three optional death benefit riders.

STANDARD DEATH BENEFIT

     If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greatest of:

     - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business
          Day);

     - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value; or

     -    the highest anniversary value (the "Highest Anniversary Value").

     The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, excluding, however, Contract Anniversaries that come before the 8th Contract Anniversary and those that come after the Owner attains age 85. An anniversary value for a Contract Anniversary equals:

     (1)  the Account Value on that Contract Anniversary;

     (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

     (3) reduced proportionately by any withdrawals (including any associated surrender charge and Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

     If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit. If the Contract is continued under the Contract Continuation Option (see "Owner's Death Before The Income Date"), the calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries prior to the date the surviving spouse becomes the new Owner.

OWNER'S DEATH BEFORE THE INCOME DATE

     If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request and have paid the death benefit.

     If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue ("Contract Continuation Option"), in which case we will continue the Contract subject to the following conditions:

     (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

     (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

     However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

     Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the death benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

     Unless transferred to the Fixed Account, the death benefit in the Variable Account remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary. If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

     If no Owner of the Contract is an individual, we will treat the death of any Annuitant as the death of an Owner and the distribution of the death benefit as described above will be administered as if the Beneficiary was the new Owner.

     In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

     If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

     If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

OPTIONAL RIDER BENEFITS

     You may also purchase up to three additional, optional death benefit riders: the Accidental Death Benefit Rider, the Enhanced Guaranteed Minimum Death Benefit rider, and the Earnings Enhancement Death Benefit Rider. As to each of the riders, they may be purchased only at the time of Contract application. We will pay the benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of death of the Owner, or of the Annuitant if the Owner is not a natural person. One or more of the riders may not be available in all states. Please take advantage of the guidance of a qualified financial adviser in evaluating each of the optional rider death benefits, as well as all other aspects of the Contract. See the riders for the specific terms and conditions of each benefit.

OPTIONAL ACCIDENTAL DEATH BENEFIT RIDER ("ADB Rider")

     The ADB Rider provides that, under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

     -    the purchase payments made; MINUS

     - any withdrawals (including any associated surrender charge and Market Value Adjustment incurred), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day).

The maximum benefit is $100,000.

     To qualify for this benefit, the Owner's death must occur:

     (1)  before the first Contract  Anniversary after the Owner attains age 80;
          and

     (2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.

     Further, all the terms and conditions described in the Contract and accidental death benefit rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. You may terminate this Rider at any time by notifying our Customer Service Center.

     THE OPTIONAL ADB RIDER IS NOT AVAILABLE FOR IRA, SIMPLE IRA AND ROTH IRA CONTRACTS.

OPTIONAL ENHANCED GUARANTEED MINIMUM DEATH BENEFIT RIDER ("Enhanced GMDB Rider")

     You may enhance the Contract's standard death benefit by purchasing the optional Enhanced Guaranteed Minimum Death Benefit Rider. The Enhanced GMDB may provide a higher death benefit than the standard death benefit described above. The Enhanced GMDB provides that the death benefit calculation will include the first seven Contract Anniversaries in the definition of the Highest Anniversary Value in the standard death benefit above. You must be age 79 or younger at the time the Contract is issued.

     Important Considerations Regarding the Enhanced GMDB Option

     - The Enhanced GMDB rider does not guarantee that any amounts under the rider will become payable upon death. Market increases resulting in your Account Value at death being greater than the Enhanced GMDB will result in no Enhanced GMDB being payable.

     - Once purchased, the Enhanced GMDB is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Enhanced GMDB charges will still be assessed. You may terminate the Enhanced GMDB Rider by notifying our Customer Service Center.


OPTIONAL EARNINGS ENHANCEMENT DEATH BENEFIT RIDER ("EEDB Rider")

     You may enhance the Contract's standard death benefit by purchasing the optional EEDB Rider (sometimes referred to in marketing materials as "Protection Plus"). The EEDB Rider may provide an additional death benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

     a)   is your Account Value on the date of calculation;

     b)   is the Net Purchase Amount; and

     c) is the Benefit Rate (the Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 80).

     On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make, and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

     The Earnings Enhancement Death Benefit will not exceed the Maximum Benefit Amount. That amount is your benefit rate (40% or 25%, as the case may be) times 250% for issue ages 0-69 or 100% for issue ages 70-80, times the difference between the Net Purchase Amount and any purchase payments made in the 12 months before the Covered Person's death. You must be age 80 or younger at the time the Contract is issued.

     PLEASE NOTE THAT IF YOUR ACCOUNT VALUE AT DEATH HAS DECLINED SUCH THAT IT IS EQUAL TO OR LESS THAN THE NET PURCHASE AMOUNT, NO EARNINGS ENHANCEMENT DEATH BENEFIT WILL BE PAYABLE.

     We show examples of the EEDB Rider in Appendix E.

     Important  Considerations  Regarding the EEDB Rider:

     - No amount is payable if you die after the Income Date or after you surrender the Contract.

     - The EEDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Earnings Enhancement Death Benefit being payable.

     - Once purchased, the Earnings Enhancement Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a standard death benefit that is sufficient for your needs, the Earnings Enhancement Death Benefit charges will still be assessed.

     Other Considerations Concerning Optional Death Benefit Riders

     - If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit.

     - If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

     RIDER CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue any or all of these optional death benefit riders. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age.

     ACCIDENTAL DEATH BENEFIT. The Accidental Death Benefit rider's initial benefit will be set equal to the beginning Account Value on the Business Day on which the new Owner elects to continue this rider. If the benefit payable is due to the accidental death of the original Owner, no further benefit is payable for accidental death within 180 days of the original Owner's death or accidental death arising from the same accident which resulted from the original Owner's death.

     ENHANCED GUARANTEED MINIMUM DEATH BENEFIT. For purposes of determining the Highest Anniversary Value, it is initially set equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider. The calculation of Highest Anniversary Date will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner. Earnings Enhancement Death Benefit. For purposes of determining the Net Purchase Amount, it is initially set equal to the Account Value on the Business Day the new Owner elects to continue the rider.

PROOF OF DEATH

     We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit or allow any person other than the Owner to exercise any rights under the Contract. We will accept one of the following items:

     1.   An original certified copy of an official death certificate; or

     2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3.   Any other proof satisfactory to us.

See "How Will My Contract Be Taxed" for further discussion of the tax treatment of death benefits.

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10. WHAT OTHER INFORMATION SHOULD I KNOW?
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PARTIES TO THE CONTRACT

     THE OWNER - You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

     THE ANNUITANT - Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

     If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

     If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

     THE BENEFICIARY - Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

     One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

     You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

     CHANGE OF OWNER, BENEFICIARY OR ANNUITANT - During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

SEPARATE ACCOUNTS

     THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

     When permitted by applicable law, we may modify the Contracts as follows:

     -    deregister the Variable Account under the 1940 Act;

     - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

     - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

     - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

     -    combine the Variable Account with other separate accounts; and

     -    combine a Variable Sub-Account with another Variable Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub- account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

     Sage Distributors, Inc., 300 Atlantic Street, Stamford, CT 06901 ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. The Contracts may not be available in all states.

EXPERTS

     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of The Sage Variable Annuity Account A at December 31, 2001 and for each of the two years in the period then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

LEGAL PROCEEDINGS

     Sage Life and its subsidiary, as of the date of this Prospectus, are not involved in any lawsuits.

REPORTS TO CONTRACT OWNERS

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

     Audited financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 2001.

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2001, 2000 and 1999 and for each of the three years in the period ended December 31, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

==============================================================================
11. HOW CAN I MAKE INQUIRIES?
==============================================================================

     You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

==============================================================================
12. ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
==============================================================================


HISTORY AND BUSINESS


General

     Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has applied to the New York Insurance Department for an insurance license.

     We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of the preferred stock it acquired for the common stock. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

     SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

     Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

     We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

     Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

     Our initial marketing focus has been to distribute our products through banks and financial planning companies and regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

     The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA"- (Very Strong) by Fitch Ratings. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of our ratings were downgraded from their current levels, sales of our products and our relationships with distributors could be adversely affected.

Competition

     We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

     At December 31, 2001, we had 65 salaried employees. Many of these employees also perform duties for affiliated companies.

SELECTED FINANCIAL DATA

     The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2001 presentation.

                                                  2001            2000           1999            1998            1997
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
        Statement of Operations Data:
        Revenues:
           Net investment income             $  2,108,497     $ 1,888,172    $ 1,290,196    $  1,243,522    $    989,494
           Realized capital gains                   14,088               -              -             -                 -
           Administrative service fees              39,260          49,940         37,671             -                 -
           Contract charges and fees               108,986           3,979            861             -                 -
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total revenues                    2,270,831       1,942,091      1,328,728     1,243,522           989,494

        Benefits and expenses:
            Contract owner benefits              1,078,918         490,964              -             -                 -
            Acquisition expenses             (      50,182)              -              -             -                 -
            Goodwill amortization expense          217,378         234,468        234,468       548,818           325,406
            General   and    administrative      8,303,361       5,969,108      5,521,186     1,263,678         1,015,874
            expenses
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total benefits and expenses       9,549,475       6,694,540      5,755,654     1,812,496         1,341,280


                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------

        Loss   before   cumulative   effect     (7,278,644)     (4,752,449)    (4,426,926)     (568,974)         (351,786)
        adjustment

        Cumulative effect adjustment for
           change                                        -               -     (4,269,488)            -                 -
           in accounting for development
           costs
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
                Net loss                      $ (7,278,644)   $ (4,752,449)    $(8,696,414)   $ (568,974)     $   (351,786)
                                                (4,752,449)
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Written Premiums  (1)
               Gross
                                              $68,900,272     $  21,109,921    $ 79,942       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============
               Net
                                              $28,930,652     $   7,003,766    $ 75,742       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Balance Sheet Data:
        Total Assets                          $114,237,585    $ 54,726,227    $31,736,580     $36,542,531     $ 36,688,739

                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Liabilities                     $ 82,330,012    $   22,209,130  $   233,435    $     70,474      $  3,486,311
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Stockholder's Equity            $ 31,907,573    $ 32,517,097    $31,503,145    $36,472,057     $ 33,202,428
                                             ================ ============== ============== =============== ===============

(1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.




   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS


Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from contract owners are flat fees assessed on each contract's anniversary date. Accordingly, they vary according to the number of contracts in force during the course of the year.

Net investment income includes interest earned on separate account assets allocated to options in the fixed account by contract owners. The increases in net investment income and contract owner benefits reflect the increase in total separate account assets supporting the options in the fixed account.

Before June 30, 2000, we sold a limited number of contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Although premiums continue to show significant growth, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 65 at December 31, 2001 as compared to 38 at December 31, 2000, and 24 at December 31, 1999.

We do not currently reflect the benefits of deferred federal income taxes in our results.


Liquidity and Capital Resources

Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and the funding of our daily operations. Our cash needs have been met primarily through capital contributions from Sage Life Holdings, as well as through interest income on the invested assets of the general account.

We expect that our cash needs will continue in order to support our underwriting and marketing activities. Our ultimate parent, Sage Group, a publicly traded South African financial services group, has stated that our operations are of key strategic importance to Sage Group's business plans and that they intend to take the actions necessary to meet our liquidity needs. Sage Group is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs other than through capital issues in foreign currency. Sage Group's current ability to issue stock outside of South Africa has been hindered by a recent devaluation of the South African rand relative to the United States dollar and a decrease in their stock price reflective of a general decline of financial services stocks in South Africa. Sage Group is actively exploring a variety of alternatives for providing for our current and future cash needs, including by issuing new capital to strategic investors of Sage Life Holdings and/or its affiliates or through the issuance of new Sage Group capital in the international markets. Sage Group and its affiliates are currently engaging in discussions with potential strategic investors and providers of such capital. However, there can be no assurance that Sage Group will be successful in these efforts, as Sage Group has not yet finalized negotiations with any strategic investor.

Our future marketing efforts and results of operations could be adversely affected if Sage Life Holdings and/or its affiliates are unable to raise additional funding for us. Based on our business expansion plans, Sage Life Holdings and/or its affiliates will require outside financing towards the end of the first quarter of 2003 to enable us to maintain the minimum $25,000,000 capital and surplus requirements stipulated in the terms of the Preferred Stock Agreement with Swiss Re. Under the Preferred Stock Purchase Agreement, as amended, we are required to maintain statutory-basis capital and surplus of at least $25,000,000. Should our statutory-basis capital and surplus fall below $25,000,000, and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval, each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. Should this occur, there can be no assurance that our current business strategy will be maintained. In addition, we have made a commitment to the Michigan Insurance Department to maintain statutory capital and surplus of at least $25,000,000.

With regard to contract owners, our obligation under their contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the contracts to which they relate, are not chargeable with any of our other liabilities.


Reinsurance

In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement we cede a significant portion of our variable business to Swiss Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks

Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.


Critical Accounting Policies

We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance agreement, and unearned revenue over the life of our contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2001, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of contracts in force. Assumptions about future experience have not been revised.

Investments

Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, our total adjusted capital exceeded RBC requirements.

Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.

Officers and Directors
The following are the Directors and Executive Officers of Sage Life:


                                Position with Sage, Year of
          Name, Age                      Election                     Other Principal Positions for Past Five Years
------------------------------ ------------------------------ ---------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------------------------------------------

Ronald S. Scowby, 63           Director, January 1997         Chairman and Trustee,  Sage Life Investment  Trust,  July 1998
                               to December 2001; Chairman,    to September 2001;  President,  Chief Executive Officer,  Sage
                               February 1998 to December      Life  Assurance  of America  Inc.,  January  1997 to  February
                               2001                           1998;  Director,  President,  Chief  Executive  Officer,  Sage
                                                              Management  Services (USA),  Inc., June 1996 to December 1999;
                                                              Owner, Sheldon Scowby Resources July 1995 to June 1996


Robin I. Marsden, 36           Director,   January  1997  to  President and Trustee,  Sage Life Investment  Trust, July 1998
                               present;  President and Chief  to present;  Director,  Sage Distributors,  Inc., January 1998
                               Executive  Officer,  February  to August 2001 and February 2002 to present;  President,  Sage
                               1998 to present                Distributors,   Inc.  February  2002  to  present;   Director,
                                                              January  1997  to  present,   President  and  Chief  Executive
                                                              Officer,  February  1998 to  present,  Sage  Insurance  Group,
                                                              Inc.;  Chief Investment  Officer and Chief Financial  Officer,
                                                              Sage Life Holdings, Ltd., November 1994 to January 1998

H. Louis Shill, 71             Director, January 1997         Chairman,  Sage Life Assurance of America,  Inc.  January 1997
                               to present; Chairman           to  February  1998;  Chairman,  Sage  Insurance  Group,  Inc.,
                               December 2001 to present       January  1997  to  present;  Founder,   Chairman,  Sage  Group
                                                              Limited, 1965 to present

Paul C. Meyer, 49              Director,   January  1997  to  Partner, Clifford Chance Rogers & Wells, 1986 to present present


Richard D. Starr, 57           Director,   January  1997  to  Chairman and Chief Executive Officer,  Financial  Institutions
                               present                        Group,  Inc.,  October  1978 to  present;  Vice  Chairman  and
                                                              Director, ABN Amro Financial Services, Inc.

Dr. Meyer Feldberg, 60         Director,   January  2000  to  Dean/Professor,   Columbia   University   Graduate  School  of
                               present                        Business,  July 1989 to present;  Chairman and Director,  Sage
                                                              Life  Assurance  Company  of New  York;  Director  of  Revlon,
                                                              Inc., Federated Department Stores,  Primedia, and Paine-Webber
                                                              Mutual Funds

John A. Benning, 67            Director,   April   2000   to  Senior Vice President and General Counsel,  Liberty  Financial
                               present                        Companies,  1986 to 2000;  Director  of ICI  Mutual  Insurance
                                                              Company and T.T. International U.S.A. Feeder Trust

Mitchell R. Katcher, 48        Director,   December 1997 to   Vice President, Sage Life Investment Trust, July 1998 to
                               to present; Senior Executive   present; Director, Sage Distributors, Inc., January 1998 to
                               Vice  President  and   Chief   August 2001; Treasurer, July  1997 to present, Senior
                               Actuary May 1997 to present;   Executive Vice President, December 1997 to present, Sage
                               Chief Financial Officer, May   Insurance Group, Inc.
                               1997 to October 2000



Lincoln B. Yersin, 38          Executive  Vice  President  -  President,  Sage  Distributors,  September  2000  to  present;
                               Marketing,   National   Sales  Executive Vice President,  Sage Insurance Group,  Inc. January
                               Manager,    May    1999    to  2001  to  February   2002;   President,   AmSouth   Investment
                               February 2002                  Services,  Inc., June 1993 to May 1999; Senior Vice President,
                                                              AmSouth Bancorporation, June 1993 to May 1999


Jeffrey C. Gordon, 40          Senior Vice President and      Senior  Vice  President  and  Chief  Financial  Officer,  Sage
                               Chief Financial Officer,       Insurance   Group  Inc.,   October  2000  to  present;   Chief
                               October 2000 to present        Financial  Officer and  Treasurer,  Sage  Distributors,  Inc.,
                                                              February  2002  to  present;  Controller,  Frontier  Insurance
                                                              Group,  Inc.,  January 1999 to September 2000; Senior Manager,
                                                              Ernst & Young LLP, January 1988 to December 1998


Nancy F. Brunetti, 39          Executive Vice President and   Executive  Vice  President and Chief  Administrative  Officer,
                               Chief Administrative           Sage   Insurance   Group  Inc.,   January   2001  to  present;
                               Officer, January 2001 to       Consultant,  NFB  Consulting,  January 2000 to December  2000;
                               present                        Executive Vice President and Chief Operating Officer,  January
                                                              1998 to December 1999 and Senior Vice  President  January 1996
                                                              to December 1997, American Skandia Life Assurance Corporation

All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.

 Executive Compensation

The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                      Other Annual            All Other
        Name and Principal Position           Year        Salary        Bonus         Compensation(1)      Compensation(2)
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  Robin I. Marsden                            2001     $390,750     $108,800       $  17,850           $  132,179
  (Chief Executive Officer)                   2000      354,750      100,000          17,850              119,399
                                              1999      322,500      150,000          16,800               38,018

  Ronald S. Scowby (3)                        2001     $       -     $       -      $     -             $    -
  (Former Chairman, President                 2000             -       75,000             -                56,538
    and CEO)                                  1999      354,167       200,000         16,800               42,484

  Mitchell R. Katcher                         2001     $318,750      $150,000       $  17,850           $   20,535
  (Senior Executive Vice                      2000      293,750       137,500          17,850               17,824
    President and Chief Actuary)              1999      268,750       150,000          16,800               30,456

  Lincoln Yersin(4)                           2001     $199,750      $150,000        $ 17,850           $    3,124
  (Former Executive Vice President            2000      186,250       150,000          13,300               47,191
     Marketing and National Sales
     Manager)                                 1999      116,667       100,000              -               124,692


  Jeffrey C. Gordon                           2001     $ 205,250     $ 40,000        $  4,525           $  100,229
  (Senior Vice President and
     Chief Financial Officer)

  Nancy F. Brunetti                           2001       $ 279,500   $   34,375            -            $   31,000
  (Executive Vice President and
      Chief Administrative Officer)

(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers:
Mr. Marsden: 2001, $23,179 - contribution to non-qualified retirement plan, $109,000 - deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399
- contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company.

Mr. Katcher: 2001, $20,535 - contribution to non-qualified retirement plan; 2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

Mr. Yersin: 2001, $3,124 - contribution to non-qualified retirement plan; 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576 - moving expenses.

Mr. Gordon: 2001, $43,750 - recruitment bonus, $4,528 - contribution to non-qualified retirement plan; $51,951 - moving expenses.

Ms. Brunetti: 2001, $25,000 - recruitment bonus, $6,000 - commuter allowance.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

(4) Mr. Yersin's employment with the Company terminated February 27, 2002.

Employment Contracts.
--------------------

Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

Mr. Gordon and SIGI are parties to an agreement dated September 11, 2000. The agreement provides for Mr. Gordon's title and duties with SIGI and the Company, sets forth his initial annual remuneration, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Mr. Gordon is eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provides that he is eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provides that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2001, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002. In addition, in the event of a "change of control," if Mr. Gordon is terminated, or if he elects to terminate his employment, he will be entitled to receive his basic salary and benefits for a further twelve months, and will be entitled to a pro-rata bonus for the period up to such termination based on his prior year's bonus. Ordinary vesting under any benefit or incentive plan arising in this twelve-month period will also continue. The agreement provides for indemnification of personal liability arising in the ordinary course of business.

Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business.


Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

Effective December 5, 2001, Mr. Scowby resigned as director and chairman of Sage Life and prior to resigning was paid $12,833 per month for these services. In addition, he was paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2001 was $27,093. He was also provided with certain retirement benefits and was eligible to participate in a long-term incentive plan to be established by SIGI.

Certain Relationships and Related Transactions

Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance Rogers & Wells. Since 1997, the Company has retained Clifford Chance Rogers & Wells, and its predecessor firm, Rogers & Wells, to provide legal counseling to the Company.


                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                              FINANCIAL STATEMENTS

SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

New York, NY
March 15, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
ASSETS

Investments:

  Fixed maturity securities available for sale..............  $ 13,652,254    $ 14,660,769

  Equity securities available for sale......................     1,097,000              --
                                                              ------------    ------------

Total investments...........................................    14,749,254      14,660,769

Cash and cash equivalents...................................     9,383,386       9,949,167

Accrued investment income...................................       272,954         243,111

Receivable from affiliates..................................     1,081,710       1,700,014

Deferred federal income taxes...............................            --         146,530

Reinsurance receivables.....................................       746,661         290,302

Deferred acquisition costs..................................     2,569,876         327,720

Goodwill....................................................     5,776,300       5,993,678

Other assets................................................       774,863         103,761

Separate account assets.....................................    78,882,581      21,311,175
                                                              ------------    ------------

Total assets................................................  $114,237,585    $ 54,726,227
                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred gain from modified coinsurance agreement.........  $  1,283,790    $    318,028

  Unearned revenue..........................................         6,024             901

  Deferred federal income taxes.............................        60,807              --

  Accrued expenses and other liabilities....................     2,096,810         579,026

  Separate account liabilities..............................    78,882,581      21,311,175
                                                              ------------    ------------

Total liabilities...........................................    82,330,012      22,209,130

Stockholder's equity:

  Common stock, $2,500 par value, 1,000 shares authorized,
     issued and outstanding.................................     2,500,000       2,500,000

  Additional paid-in capital................................    50,937,804      44,671,161

  Deficit...................................................   (21,648,267)    (14,369,623)

  Accumulated other comprehensive gain (loss)...............       118,036        (284,441)
                                                              ------------    ------------

Total stockholder's equity..................................    31,907,573      32,517,097
                                                              ------------    ------------

Total liabilities and stockholder's equity..................  $114,237,585    $ 54,726,227
                                                              ============    ============

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
REVENUES
  Net investment income.....................................  $ 2,108,497    $ 1,888,172    $ 1,290,196
  Realized capital gains....................................       14,088             --             --
  Administrative service fees...............................       39,260         49,940         37,671
  Contract charges and fees.................................      108,986          3,979            861
                                                              -----------    -----------    -----------
       Total revenues.......................................    2,270,831      1,942,091      1,328,728
BENEFITS AND EXPENSES
  Contract owner benefits...................................    1,078,918        490,964             --
  Acquisition expenses......................................      (50,182)            --             --
  Goodwill amortization expense.............................      217,378        234,468        234,468
  General and administrative expenses.......................    8,303,361      5,969,108      5,521,186
                                                              -----------    -----------    -----------
       Total benefits and expenses..........................    9,549,475      6,694,540      5,755,654
Loss before cumulative effect adjustment....................   (7,278,644)    (4,752,449)    (4,426,926)
Cumulative effect adjustment for change in accounting for
  development costs.........................................           --             --     (4,269,488)
                                                              -----------    -----------    -----------
       Net loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                ADDITIONAL PAID-                  COMPREHENSIVE
                                 COMMON STOCK      IN CAPITAL        DEFICIT      INCOME (LOSS)      TOTAL
                                 ------------   ----------------   ------------   -------------   -----------
Balances at December 31,
  1998.........................   $2,500,000      $34,875,727      $   (920,760)    $  17,090     $36,472,057
  Net loss.....................           --               --        (8,696,414)           --      (8,696,414)
  Change in unrealized gain on
     investments, net of
     federal income taxes......           --               --                --      (747,867)       (747,867)
                                                                                                  -----------
  Comprehensive loss...........                                                                    (9,444,281)
  Purchase price adjustment....           --         (102,518)               --            --        (102,518)
  Additional capital
     contributions.............           --        4,577,887                --            --       4,577,887
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  1999.........................    2,500,000       39,351,096        (9,617,174)     (730,777)     31,503,145
  Net loss.....................           --               --        (4,752,449)           --      (4,752,449)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       446,336         446,336
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (4,306,113)
  Additional capital
     contributions.............           --        5,320,065                --            --       5,320,065
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2000.........................    2,500,000       44,671,161       (14,369,623)     (284,441)    $32,517,097
  Net loss.....................           --               --        (7,278,644)           --      (7,278,644)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       402,477         402,477
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (6,876,167)
  Additional capital
     contributions.............           --        6,266,643                --            --       6,266,643
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2001.........................   $2,500,000      $50,937,804      $(21,648,267)    $ 118,036     $31,907,573
                                  ==========      ===========      ============     =========     ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
OPERATING ACTIVITIES
  Net loss..................................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Goodwill amortization expense..........................      217,378        234,468        234,468
     Amortization of bond discount/premium..................      109,529        114,223        124,842
     Cumulative effect adjustment for change in accounting
       for development costs................................           --             --      4,269,488
     Realized capital gains.................................      (14,088)            --             --
     Changes in:
       Accrued investment income............................      (29,843)       (16,877)       (22,809)
       Receivable from affiliates...........................      618,304     (1,028,744)      (671,270)
       Unearned revenue.....................................        5,123            901             --
       Reinsurance receivables..............................     (456,359)      (290,302)            --
       Deferred acquisition costs...........................   (2,242,156)      (327,720)            --
       Deferred gain from modified coinsurance agreement....      965,762        318,028             --
       Accrued expenses and other liabilities...............    1,525,082        438,600         78,756
       Other assets.........................................     (680,297)       (94,530)        (4,231)
                                                              -----------    -----------    -----------
Net cash used in operating activities.......................   (7,260,209)    (5,404,402)    (4,687,170)
INVESTING ACTIVITIES
  Purchases of fixed maturity securities....................           --       (453,975)    (4,444,806)
  Proceeds from sales, maturities and repayments of fixed
     maturity securities....................................    1,509,785      2,535,000             --
                                                              -----------    -----------    -----------
Net cash (used in) provided by investing activities.........    1,509,785      2,081,025     (4,444,806)
FINANCING ACTIVITIES
Capital contributions from parent...........................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
Net cash provided by financing activities...................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............     (565,781)     1,996,688     (4,554,089)
Cash and cash equivalents at beginning of year..............    9,949,167      7,952,479     12,506,568
                                                              -----------    -----------    -----------
Cash and cash equivalents at end of year....................  $ 9,383,386    $ 9,949,167    $ 7,952,479
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2001 and 2000 were approximately $68,900,000 and $21,110,000, respectively. Approximately 40% of the gross sales for 2001 and 35% of the separate account assets under management at December 31, 2001 were produced through two broker-dealers. A significant amount of the gross sales for 2000 were produced through one broker-dealer that was subsequently purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on quoted market prices.

Realized gains on the disposal of investments are determined by the specific identification method.

Deferred Acquisition Costs and Sales Inducements

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2001 and 2000, the Company capitalized,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


$2,192,000 and $328,000, net of reinsurance ceded. During 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $45,000 and $95,000, respectively.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2001 and 2000 deferred sales inducements were $604,000 and $16,000, respectively, and are included in other assets in the accompanying balance sheets.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts.

Deferred acquisition costs in the accompanying balance sheets are net of quota share ceded under the Modco Agreement. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the commission received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3% of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

At December 31, 2001 and 2000 the separate account liabilities included approximately $28,521,000 and $17,780,000, respectively, relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return.

CONTRACT LIABILITIES
The Company has no contract liabilities in its general account at December 31, 2001 and 2000. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account.

Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment of goodwill. These current projections support the value of goodwill. Accumulated amortization at December 31, 2001 and 2000 was approximately $1,155,000 and $938,000, respectively.

DEVELOPMENT EXPENSES

Prior to January 1, 1999, costs incurred in the development of the Company's products, systems and distribution channels were classified as development expenses. These development costs were capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,270,000.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SAFS No. 142 is expected to result in a reduction of expenses of approximately $235,000 per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2001 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                               GROSS         GROSS
                                               AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                 COST          GAINS         LOSSES         VALUE
                                              -----------    ----------    ----------    -----------
2001
U.S. Government obligations.................  $ 6,988,499     $ 90,183      $  4,822     $ 7,073,860
Corporate obligations.......................    6,498,015      143,914        63,535       6,578,394
                                              -----------     --------      --------     -----------
                                              $13,486,514     $234,097      $ 68,357     $13,652,254
                                              ===========     ========      ========     ===========
2000
U.S. Government obligations.................  $ 7,075,997     $ 17,991      $159,070     $ 6,934,918
Corporate obligations.......................    8,015,742        9,093       298,984       7,725,851
                                              -----------     --------      --------     -----------
                                              $15,091,739     $ 27,084      $458,054     $14,660,769
                                              ===========     ========      ========     ===========

At December 31, 2001 securities with an amortized cost and fair value of approximately $5,441,000 and $5,492,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2001 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                               AMORTIZED        FAIR
                                                                 COST           VALUE
                                                              -----------    -----------
Due in one year or less.....................................  $   401,030    $   408,562
Due after one year through five years.......................    7,760,333      7,968,515
Due after five years through ten years......................    5,325,151      5,275,177
                                                              -----------    -----------
Total.......................................................  $13,486,514    $13,652,254
                                                              ===========    ===========

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust. At December 31, 2001, the fair value of such securities was $1,097,000.

Investment income by major category of investment is summarized as follows:

                                                                2001          2000          1999
                                                             ----------    ----------    ----------
Fixed maturity securities..................................  $1,874,721    $1,397,699    $  907,068
Cash and cash equivalents..................................     370,075       572,086       461,367
                                                             ----------    ----------    ----------
Total investment income....................................   2,244,796     1,969,785     1,368,435
Investment expenses........................................    (136,299)      (81,613)      (78,239)
                                                             ----------    ----------    ----------
Net investment income......................................  $2,108,497    $1,888,172    $1,290,196
                                                             ==========    ==========    ==========

Proceeds from the sale of fixed maturity securities were $1,510,000 during 2001 resulting in gross realized gains of $14,000.

3. MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. During 2001 and 2000 the Company ceded premiums of approximately $39,970,000 and $14,106,000,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

3. MODIFIED COINSURANCE AGREEMENT (CONTINUED)


respectively. Contract charges and fees for 2001 and 2000 are net of approximately $230,000 and $8,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $123,000 and $30,000 ceded to Swiss Re in 2001 and 2000, respectively.

4. FEDERAL INCOME TAXES

The Company files a separate life insurance company federal income tax return. Beginning in 2002, the Company may be included in the consolidated federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Pre-tax loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
Application of the federal statutory tax rate - 34%......   (2,474,739)    (1,615,833)    (2,956,781)
Change in valuation allowance............................    2,551,734      1,614,188      2,907,523
Other....................................................      (76,995)         1,645         49,258
                                                           -----------    -----------    -----------
Total income tax provision...............................  $        --    $        --    $        --
                                                           ===========    ===========    ===========

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                 2001          2000
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $7,682,789    $5,132,087
  Unrealized loss on depreciation of investments............          --       146,530
  Reserves..................................................     282,527        37,732
  Deferred gain from Modco Agreement........................     436,489       108,130
  Unearned revenue..........................................      82,944        32,447
  Other.....................................................      37,718         7,808
                                                              ----------    ----------
  Total deferred tax assets.................................   8,522,467     5,464,734
Deferred tax liabilities:
  Goodwill..................................................    (378,729)     (304,214)
  Deferred policy acquisition costs.........................    (712,167)     (116,926)
  Unrealized gain on appreciation of investments............     (60,807)           --
  Other.....................................................     (13,093)      (30,319)
                                                              ----------    ----------
Total deferred tax liabilities..............................  (1,164,796)     (451,459)
Valuation allowance for deferred tax assets.................  (7,418,478)   (4,866,745)
                                                              ----------    ----------
Net deferred tax asset (liability)..........................  $  (60,807)   $  146,530
                                                              ==========    ==========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has separate company net operating loss carryforwards of approximately $22,596,000 at December 31, 2001, which expire between 2012 and 2016.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net loss and capital and surplus of the Company are as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Net loss.................................................  $(7,661,509)   $(1,948,877)   $  (389,023)
Capital and surplus......................................   25,367,701     26,505,917     25,973,744

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)


The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, the Company's total adjusted capital exceeded RBC requirements.

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the NAIC, periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2001 and 2000 amounts due from SIGI under this agreement were approximately $1,081,000 and $989,000, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of four investment funds that are available to variable contract owners of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

6. RELATED PARTY TRANSACTIONS (CONTINUED)


Income received from Sage Advisors was approximately $29,000 and $50,000 in 2001 and 2000, respectively. At December 31, 2000, approximately $4,000 was due from Sage Advisors.

During 2001, the Company paid wholesaling allowances of approximately $413,000 to Sage Distributors. These costs were capitalized and are being amortized as acquisition costs.

7. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25,000,000 in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a Preferred Stock Purchase Agreement with Swiss Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25,000,000. Should the Company's statutory-basis capital and surplus fall below $25,000,000 and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in SLHA.

Based on the Company's business plans, SLHA and/or its affiliates will require outside financing towards the end of the first quarter of 2002 to continue to provide for the Company's cash needs in order to maintain statutory-basis capital and surplus at $25,000,000.

8. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $86,000, $78,000 and $70,000 in 2001, 2000 and 1999,
respectively.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                              MARCH 31    JUNE 30    SEPTEMBER 30    DECEMBER 31
                                              --------    -------    ------------    -----------
                                                                (in thousands)
2001
Net investment income.......................  $   608     $  652       $   502         $   346
Total revenues..............................      626        680           536             429
Total benefits and expenses.................    1,999      2,593         2,458           2,499
Net loss....................................   (1,373)    (1,914)       (1,921)         (2,071)
2000
Net investment income.......................  $   349     $  352       $   489         $   698
Total revenues..............................      364        651           159             768
Total benefits and expenses.................    1,878      1,021         2,389           1,405
Net loss....................................   (1,514)      (370)       (2,230)           (638)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

     Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the cover page or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
          TABLE OF CONTENTS [NEED TO INSERT UPDATED TABLE OF CONTENTS]

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
           Diversification Requirements
           Owner Control
           Required Distributions from Non-Qualified Contracts
           Multiple Contracts
           Partial 1035 Exchanges
           Contracts Owned by Other Than Natural Persons
           Tax Treatment of Assignments or Transfer of Ownership
           Gifting a Contract Withdrawals - Investment Adviser Fees Income Tax Withholding Taxation of Death Benefit Proceeds Taxation of Withdrawals - Non-Qualified Contracts Delayed Annuity Payments Qualified Contracts Qualified Plans Tax Treatment of Withdrawals - Qualified Contracts Required Distributions

Calculation of Historical Performance Data
           Money Market Sub-Account Yields
           Other Variable Sub-Account Yields
           Average Annual Total Returns
           Other Total Returns
           Effect of the Annual Administration Charge on Performance Data Use of Indexes
           Other Information

Income Payment Provisions
           Amount of Fixed Income Payments
           Amount of Variable Income Payments
           Income Units
           Income Unit Value
           Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements



==============================================================================
                                   APPENDIX A
==============================================================================


                        MORE INFORMATION ABOUT THE FUNDS

1.   Investment Objectives and Strategies:

     Below are brief descriptions of the investment objective(s) and strategies of each of the Funds available under the Contract. There is no assurance that these objective(s) will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

FOUNDATION SERIES

AIM VARIABLE INSURANCE FUNDS (Series II Shares)

     A I M Advisors, Inc. advises the AIM Variable Insurance Funds (Series II Shares).

     AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund normally invests at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. government.

     AIM V.I. CORE EQUITY FUND (formerly AIM V.I. Growth and Income Fund). This Fund's primary objective is growth of capital with a secondary objective of current income. The Fund seeks to meet its objectives by normally investing at least 80% of its net assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

     AIM V.I.INTERNATIONAL  GROWTH FUND (formerly AIM V.I.  International Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. PREMIER EQUITY FUND (formerly AIM V.I. Value Fund). The Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. The Fund normally invests at least 80% of its net assets in equity securities.

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. advises The Alger American Fund.

     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

     ALGER AMERICAN  INCOME & GROWTH  PORTFOLIO.  This Fund  primarily  seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares)

     U.S. Bancorp Asset  Management,  Inc. is the adviser for the First American
Insurance  Portfolios,   Inc.  Clay  Finlay  Inc.  is  the  sub-adviser  to  the
International Portfolio.

     INTERNATIONAL PORTFOLIO. This Fund's investment objective is long- term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies that (a) are domiciled in countries other than the United States, or (b) that derive at least 50% of either their revenue or their pre-tax income from activities outside of the United States.

     SMALL CAP GROWTH PORTFOLIO. This Fund's investment objective is growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index.

     TECHNOLOGY PORTFOLIO. This Fund's investment objective is long-term growth of capital. Under normal market conditions the adviser seeks to achieve the Fund's objective by investing primarily (at least 80% of total assets) in common stocks of companies which the adviser believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Funds Group, Inc. is the investment adviser for the INVESCO Variable Investment Funds, Inc.

     INVESCO VIF - GROWTH FUND. This Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of foreign companies.

     INVESCO VIF - FINANCIAL SERVICES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

     INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

     INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS  Investment   Management(R)   advises  the  MFS(R)  Variable  Insurance
Trust(SM).

     MFS INVESTORS TRUST SERIES. This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

     MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the seriesgenerally are lower rated bonds (junk bonds).

     MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

     MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

     MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


OPPENHEIMER VARIABLE ACCOUNT FUNDS

     OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

     OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

     OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

     OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

     Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

     S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

     MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in high-quality short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

     NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the Nasdaq 100. These stocks are selected on the basis of computer-generated statistical data. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market(SM).

     ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. The investment adviser of the Fund will implement this strategy by investing at least 80% of its assets in the common stock of U.S. companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, advises the Global Value Equity Portfolio, Mid Cap Value Portfolio and the Value Portfolio.

     GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

     MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

     VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that it believes are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that typically do not pay dividends. The Fund may invest, to a limited extent, in foreign equity securities.


VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

     Van Kampen Asset Management Inc., an affiliate of Morgan Stanley Investment Management, Inc., is the adviser for the portfolios of Van Kampen Life Investment Trust.

     LIT GROWTH AND INCOME PORTFOLIO. This Portfolio's investment objective is long-term growth of capital and income. Under normal market conditions, the adviser seeks to achieve the Portfolio's objective by investing primarily in income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Services, Inc.

     LIT EMERGING GROWTH PORTFOLIO. This Portfolio's investment objective is capital appreciation. Under normal market conditions, the adviser seeks to achieve the Portfolios's objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of emerging growth companies. The Portfolio's primary approach is to seek what the adviser believes to be attractive growth opportunities on an individual company basis.

2.   Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

..    The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

..    The name, education and experience of the portfolio manager.

..    Investment  adviser  information  which  may  include,  size,  assets,  and location.

..    Portfolio holdings.

..    Statistics -- which may include portfolio  statistics such as size, assets, and average duration and maturity of the portfolio.

..    Geographic allocation of portfolios.

..    Portfolio quality ratings.

..    Information relating to a relevant benchmark.

..    Identification  of  portfolios  by  the  investment  categories,  portfolio sectors or industry groups in which they fall.

3.   Principal Fund Investment Risks:

     Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

     Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

     International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

     Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

     High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

     Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

     Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

     Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

     Equity Index: A portfolio that invests in securities which seek to match a stock market index is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

     Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

     Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

     Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.



==============================================================================
                                   APPENDIX B
==============================================================================

                             MARKET VALUE ADJUSTMENT



     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1
Where:

     - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     -    J is the  Index  Rate  for a  maturity  equal  to the  time  remaining
          (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

     - N is the remaining number of days in the Guarantee Period at the time of calculation.

     We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0375)]^  (2555/365) -1) =
     - $8,889

Therefore, the amount paid on full surrender is $100,384 ($109,273 - $8,889).

Example #2: Surrender  --  Example of a Positive Market Value Adjustment

     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^ (3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0175)]^(2555/365) -1) = +
     $5,764

Therefore, the amount paid on full surrender is $115,037 ($109,273 + $5,764).

Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3)).

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x {[(1.025)/(1.0375)] ^ (2555/365) -1) =
     - $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.

Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x  {[(1.025)/(1.0175)] ^ (2555/365) - 1)
     = + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725.


==============================================================================
                                   APPENDIX C
==============================================================================

                          DOLLAR-COST AVERAGING PROGRAM


     Below is an example of how the Dollar-Cost Averaging Program work. The example is hypothetical and is for illustrative purposes only.

     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.

                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
- ---------     -------------   --------------    -------------   -----------------   -------------

 1               24,000            --               --                 59                24,059
 2               24,059           1 / 24            1,002              57                23,114
 3               23,114           1 / 23            1,005              55                22,163
 4               22,163           1 / 22            1,007              52                21,208
 5               21,208           1 / 21            1,010              50                20,248
 6               20,248           1 / 20            1,012              47                19,283
 7               19,283           1 / 19            1,015              45                18,313
 8               18,313           1 / 18            1,017              43                17,338
 9               17,338           1 / 17            1,020              40                16,359
10               16,359           1 / 16            1,022              38                15,374
11               15,374           1 / 15            1,025              35                14,385
12               14,385           1 / 14            1,027              33                13,390
13               13,390           1 / 13            1,030              30                12,390
14               12,390           1 / 12            1,033              28                11,386
15               11,386           1 / 11            1,035              26                10,376
16               10,376           1 / 10            1,038              23                 9,362
17                9,362            1 / 9            1,040              21                 8,342
18                8,342            1 / 8            1,043              18                 7,317
19                7,317            1 / 7            1,045              15                 6,287
20                6,287            1 / 6            1,048              13                 5,252
21                5,252            1 / 5            1,050              10                 4,212
22                4,212            1 / 4            1,053               8                 3,167
23                3,167            1 / 3            1,056               5                 2,117
24                2,117            1 / 2            1,058               3                 1,061
25                1,061            1 / 1            1,061              --                   --

NOTE:  Column (3) = Column (1) x Column (2)
          Column (5) = Column (1)- Column (3) + Column (4)



==============================================================================
                                   APPENDIX D
==============================================================================

                       GUARANTEED MINIMUM INCOME BENEFIT RIDERS

     Below are examples of how the GMIBs will work. The examples are purely hypothetical and are for illustrative purposes only. The examples assume the following:

     -    you are a male whose age last birthday is 55;

     -    you purchase a Contract with one of the GMIB riders;

     -    you do not make any additional purchase payments nor any withdrawals;

     - you elect to receive income from the Contract 10 years later, at attained age 65; and

     - you elect a Life Annuity with 10 Year Certain, which is an eligible income plan under one of the GMIB riders.

     - your total purchase payments are $150,000, your Account Value is $200,000, your Highest Anniversary Value ("HAV") is $225,000 and your Roll-Up Benefit Value is $244,334.

Calculate the GMIB:

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your HAV of $225,000 (because it is higher than total purchase payments and Account Value).

     3.   The GMIB = $929.25 [$4.13 x $225,000 / $1,000].

     Therefore, under this income plan, we guarantee that your monthly income payment will not be less than $929.25.

     Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different income plans. In these cases, the GMIB will be different.

Calculate the Enhanced GMIB:

Similarly for the Enhanced GMIB,

     1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

     2. Apply your Roll-Up Benefit Value of $244,334 (because it is higher than total purchase payments, Account Value and HAV).

     3.   The Enhanced GMIB = $1,009.09 [$4.13 x $244,334 / $1,000].



==============================================================================
                                   APPENDIX E
==============================================================================

                       EARNINGS ENHANCEMENT DEATH BENEFIT

     Below are examples of how the Earnings Enhancement Death Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

     -    The Owner's age last birthday is 55;

     - The Owner purchases a Contract with the Earnings Enhancement Death Benefit Rider;

     -    The Owner makes an initial purchase payment of $150,000; and

     - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

     Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $175,000.

     4.   The standard  Death  Benefit is $200,000 [the greatest of (1), (2) and
          (3)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8. The Earnings Enhancement Death Benefit is $20,000 ([.40 x [$200,000 - $150,000] = $20,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $200,000 and the Earnings Enhancement Death Benefit of $20,000, for a total payment of $220,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions.

Example 2.

     Assume the Account Value is $600,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $300,000.

     4.   The standard  Death  Benefit is $600,000 [the greatest of (1), (2) and
          (3)].

Calculate the benefit under Earnings Enhancement Death Benefit Rider:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8. The Earnings Enhancement Death Benefit is $150,000 ([.40 x [$600,000 - $150,000] = $180,000, but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $600,000 and the Earnings Enhancement Death Benefit of $150,000, for a total payment of $750,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions.

Example 3.

     Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

     1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

     2.   The sum of all purchase payments made is $150,000.

     3.   The HAV is $175,000.

     4.   The standard  Death  Benefit is $175,000 [the greatest of (1), (2) and
          (3)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider:

     5.   The Benefit Rate for an issue age of 55 is 40.0%.

     6.   The Net Purchase Amount is $150,000.

     7.   The Maximum Benefit Amount is $150,000 (($150,000 x 2.5) x .40).

     8.   The Earnings Enhancement Death Benefit is $0 ([.40 x [$100,000
             - $150,000] = $0,  but not in excess of $150,000).

     We will pay the Owner's Beneficiary the standard Death Benefit of $175,000 and the Earnings Enhancement Death Benefit of $0, for a total payment of $175,000.



==============================================================================
                                   APPENDIX F
                            ACCUMULATION UNIT VALUES
==============================================================================


The following Table includes Accumulation Unit values for the period indicated. This data has been extracted from the Variable Sub-Account's financial statements. This information should be read in conjunction with the Variable Sub-Account's financial statements and related notes which are included in the Statement of Additional Information.



                                                                                        Year or Period
                                                                                        Ended 12/31/01
                                                                                        --------------

AIM VARIABLE INSURANCE FUNDS (Series II Shares):


AIM V.I. Government Securities Fund
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                                $9.87
No. of accumulation units outstanding at end of period ...............                              33,198

AIM V.I. Core Equity Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.88
No. of accumulation units outstanding at end of period ...............                              10,010

AIM V.I. International Equity Fund
Accumulation unit value at beginning of period ......................                               $10.02
Accumulation unit value at end of period ............................                               $10.19
No. of accumulation units outstanding at end of period ...............                              27,547

AIM V.I. Premier Equity Fund
Accumulation unit value at beginning of period ......................                                $9.88
Accumulation unit value at end of period ............................                               $10.60
No. of accumulation units outstanding at end of period ...............                               8,184

THE ALGER AMERICAN FUND:

Alger American MidCap Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.97
Accumulation unit value at end of period ............................                               $11.29
No. of accumulation units outstanding at end of period ...............                              18,304

Alger American Income & Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.89
Accumulation unit value at end of period ............................                               $10.77
No. of accumulation units outstanding at end of period ...............                               7,336

Alger American Small Capitalization Portfolio
Accumulation unit value at beginning of period ......................                                $9.94
Accumulation unit value at end of period ............................                               $11.35
No. of accumulation units outstanding at end of period ...............                               6,614

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (Class IB Shares):

First American International Portfolio
Accumulation unit value at beginning of period ......................                                $9.98
Accumulation unit value at end of period ............................                               $10.20
No. of accumulation units outstanding at end of period ...............                                 649

First American Small Cap Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.90
Accumulation unit value at end of period ............................                               $11.50
No. of accumulation units outstanding at end of period ...............                                 644

First American Technology Portfolio
Accumulation unit value at beginning of period ......................                               $10.09
Accumulation unit value at end of period ............................                               $13.10
No. of accumulation units outstanding at end of period ...............                                 154

INVESCO VARIABLE INVESTMENT FUNDS, INC.:

INVESCO VIF - Growth Fund
Accumulation unit value at beginning of period ......................                               $10.03
Accumulation unit value at end of period ............................                               $12.17
No. of accumulation units outstanding at end of period ...............                               2,466

INVESCO VIF - Financial Services Fund
Accumulation unit value at beginning of period ......................                                $9.77
Accumulation unit value at end of period ............................                               $10.72
No. of accumulation units outstanding at end of period ...............                                  66

INVESCO VIF - Health Sciences Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.37
No. of accumulation units outstanding at end of period ...............                                 110

INVESCO VIF - Technology Fund
Accumulation unit value at beginning of period ......................                               $10.17
Accumulation unit value at end of period ............................                               $12.50
No. of accumulation units outstanding at end of period ...............                                 159

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Trust Series
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $10.46
No. of accumulation units outstanding at end of period ...............                                  15

MFS High Income Series
Accumulation unit value at beginning of period ......................                               $10.02
Accumulation unit value at end of period ............................                               $10.51
No. of accumulation units outstanding at end of period ...............                               1,512

MFS Research Series
Accumulation unit value at beginning of period ......................                                $9.95
Accumulation unit value at end of period ............................                               $10.82
No. of accumulation units outstanding at end of period ...............                               2,268

MFS Total Return Series
Accumulation unit value at beginning of period ......................                                $9.96
Accumulation unit value at end of period ............................                               $10.37
No. of accumulation units outstanding at end of period ...............                                 286

MFS Capital Opportunities
Accumulation unit value at beginning of period ......................                                $9.91
Accumulation unit value at end of period ............................                               $11.24
No. of accumulation units outstanding at end of period ...............                                 181

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

Global Value Equity Portfolio
Accumulation unit value at beginning of period ......................                                $9.97
Accumulation unit value at end of period ............................                               $10.41
No. of accumulation units outstanding at end of period ...............                              18,497

Mid Cap Value Portfolio
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $11.56
No. of accumulation units outstanding at end of period ...............                               7,911

Value Portfolio
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.79
No. of accumulation units outstanding at end of period ...............                               1,554

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Oppenheimer Bond Fund/VA
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                                $9.72
No. of accumulation units outstanding at end of period ...............                              19,742

Oppenheimer Capital Appreciation Fund/VA
Accumulation unit value at beginning of period ......................                                $9.93
Accumulation unit value at end of period ............................                               $11.06
No. of accumulation units outstanding at end of period ...............                                 965

Oppenheimer Main Street Small Cap Fund/VA
Accumulation unit value at beginning of period ......................                                $9.96
Accumulation unit value at end of period ............................                               $11.45
No. of accumulation units outstanding at end of period ...............                               2,426

SAGE LIFE INVESTMENT TRUST:

S&P 500 Equity Index Fund
Accumulation unit value at beginning of period ......................                                $9.92
Accumulation unit value at end of period ............................                               $10.59
No. of accumulation units outstanding at end of period ...............                              91,261

Money Market Fund
Accumulation unit value at beginning of period ......................                               $10.00
Accumulation unit value at end of period ............................                               $10.00
No. of accumulation units outstanding at end of period ...............                             165,367

Nasdaq - 100 Index (R) Fund*
Accumulation unit value at beginning of period ......................                               $10.06
Accumulation unit value at end of period ............................                               $12.35
No. of accumulation units outstanding at end of period ...............                              35,115

All-Cap Growth Fund*
Accumulation unit value at beginning of period ......................                                $9.91
Accumulation unit value at end of period ............................                               $11.50
No. of accumulation units outstanding at end of period ...............                               1,162

VAN KAMPEN LIFE INVESTMENT TRUST (Class II Shares)

LIT Growth and Income Portfolio
Accumulation unit value at beginning of period ......................                                $9.90
Accumulation unit value at end of period ............................                               $10.63
No. of accumulation units outstanding at end of period ...............                                 191

LIT Emerging Growth Portfolio
Accumulation unit value at beginning of period ......................                                $9.95
Accumulation unit value at end of period ............................                               $10.65
No. of accumulation units outstanding at end of period ...............                                 506



To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
300 Atlantic Street, 3rd Floor
Stamford, CT 06901

Please send a Statement of Additional Information to me at the following address:


--------------------------------------------------------
Name


--------------------------------------------------------
Address

--------------------------------------------------------
City/State                                     Zip Code





                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.          OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Incorporated herein by reference to Registrant's Amendment No. 2 (File No. 333-77437) filed on September 1, 2000.

ITEM 14.          INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Sage Life's Articles of Incorporation provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that (i) for any breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any personal benefit. Notwithstanding the foregoing, the Articles provide that if the Delaware General Corporation Law is amended to authorize further limitations of the liability of a director or a corporation, then a director of the Company, in addition to circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as amended.

     Sage Life's Bylaws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

     Further, Section 145 of Delaware General Corporation Law provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was not unlawful.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 15.          RECENT SALES OF UNREGISTERED SECURITIES

         Not applicable.

ITEM 16.          EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(A)      Exhibits.

         1. (a) Distribution Agreement with Sage Distributors, Inc. and Form of Selling Agreement./1/

            (b)   Form of Selling Agreement.39/

         3.       (i)      Articles of Incorporation of the Company./2/

                  (ii)     By-Laws of the Company.*

         4.       (a)(ii)  Amended Form of Individual Contract./3/

                  (a)(iii) Second Amended Form of Individual Contract./11/

                  (a)(iv) Third Amended Form of Individual Contract. /20/

                  (b)(i)   Form of Individual Contract with Interest Account./4/

                  (b)(ii) Amended Form of Individual Contract with Interest Account./12/

                  (b)(iii) Second Amended Form of Individual Contract with
                              Interest Account./11/

                  (c)(ii)  Amended Form of Group Contract./3/

                  (c)(iii) Second Amended Form of Group Contract./11/

                  (d)(ii)  Amended Form of Group Certificate./3/

                  (d)(iii) Second Amended Form of Group Certificate./11/

                  (d)(iv) Third Amended Form of Group Certificate. /20/

                  (e)(ii)  Amended Form of Individual IRA Rider./3/

                  (f)(ii)  Amended Form of Group IRA Rider./3/

                  (g)(ii)  Amended Form of Individual SIMPLE IRA Rider./3/

                  (h)(ii)  Amended Form of Group SIMPLE IRA Rider./3/

                  (i)(i)   Form of Individual Roth IRA Rider./6/

                  (j)(i)   Form of Group Roth IRA Rider./6/

                  (k)      Form of Individual Waiver of Surrender Charge
                           Rider./6/

                  (l)      Form of Group Waiver of Surrender Charge Rider./6/

                  (m)      Form of Individual Accidental Death Benefit Rider./6/

                  (n) Amended Form of Individual Accidental Death Benefit Rider./11/

                  (o)      Form of Group Accidental Death Benefit Rider./6/

                  (p)      Amended Form of Group Accidental Death Benefit
                           Rider./11/

                  (q)(i)   Form of Individual Enhanced Death Benefit Rider./18/

                  (r)(i)   Form of Group Enhanced Death Benefit Rider./18/

                  (s)(i) Form of Individual Guaranteed Minimum Income Benefit Rider./18/

                  (t)(i) Form of Group Guaranteed Minimum Income Benefit Rider./18/

                  (u)(i) Form of Individual Endorsement re: Application-Confirmation. /20/

                  (u)(ii) Form of Group Endorsement re: Application -
                          Confirmation./20/

                  (v)(i)  Form of Individual Contract Application./7/

                  (v)(ii) Amended Form of Individual Contract Application./20/

                  (w)(i)  Form of Group Certificate Application./8/

                 (w)(ii)  Amended Form of Group Certificate Application./20/

                 (w)(iii) Form of Individual Application-Confirmation./20/

                 (w)(iv)  Form of Group Application-Confirmation./20/

      (4)(a)(i)(B)        Form of Individual Contract.26/

              (ii)(B)     Form of Individual Contract with Interest Account.26/

             (iii)(B)     Form of Group Contract.26/

              (iv)(B)     Form of Group Certificate.26/

              (v)(B)      Amended Form of Individual IRA Rider.23/

              (vi)(B)     Amended Form of Group IRA Rider.23/

             (vii)(B)     Amended Form of Individual SIMPLE IRA Rider.23/

              (viii)(B)   Amended Form of Group SIMPLE IRA Rider.23/

               (ix)(B)    Form of Individual Roth IRA Rider.24/

              (x)(B)      Form of Group Roth IRA Rider.24/

            (xi)(B)       Form of Individual Accidental Death Benefit Rider.26/

             (xii)(B)     Form of Group Accidental Death Benefit Rider.26/

            (xiii)(B) Form of Individual Earnings Enhancement Death Benefit Rider.26/

            (xiv)(B)      Form of Group Earnings Enhancement Death Benefit
                          Rider.26/

            (xv)(B)       Form of Individual Guaranteed Minimum Income
                          Benefit Rider.26/

            (xvi)(B)      Form of Group Guaranteed Minimum Income Benefit
                          Rider.26/

           (xvii)(B) Form of Group Enhanced Guaranteed Minimum Income Benefit Rider.26/

           (xviii)(B)     Form of Individual Enhanced Guaranteed Minimum
                          Income Benefit Rider.26/

           (xix)(B) Form of Individual Endorsement re: Application-Confirmation.25/

           (xx)(B)        Form of Group Endorsement re: Application-
                          Confirmation.25/

          (xxi)(B)        Form of Individual Enhanced Minimum Death Benefit
                          Rider.26/

            (xxii)(B)     Form of Group Enhanced Minimum Death Benefit Rider.26/

            (xxiii)(B)    Form of Individual Contract Application.26/

            (xxiv) (B)   Form of Individual Application-Confirmation.25/

            (xxv) (B)     Form of Group Certificate Application.26/

            (xxvi) (B)    Form of Group Application-Confirmation Form.25/


            (xxvii)(B)    Form of Individual Guaranteed Minimum Account Value
                          Benefit Rider.40/

            (xxviii)(B)   Form of Group Guaranteed Minimum Account Value
                          Benefit Rider.40/


      (4)(a)(i) (C)       Form of Individual Contract.30/

           (ii)(C)        Form of Individual Contract with Interest Account.30/

           (iii) (C)      Form of Group Contract.30/

           (iv) (C)       Form of Group Certificate.30/

            (v) (C)       Amended Form of Individual IRA Rider.27/

             (vi)(C)      Amended Form of Group IRA Rider.27/

             (vii)(C)     Amended Form of Individual SIMPLE IRA Rider.27/

             (viii)(C)    Amended Form of Group SIMPLE IRA Rider.27/

              (ix)(C)     Form of Individual Roth IRA Rider.28/

             (x)(C)       Form of Group Roth IRA Rider.28/

             (xi)(C)      Form of Individual Waiver of Surrender Charge
                          Rider.28/

             (xii)(C)     Form of Group Waiver of Surrender Charge Rider.28/

             (xiii)(C)    Form of Individual Accidental Death Benefit Rider.30/

             (xiv)(C)     Form of Group Accidental Death Benefit Rider.30/

              (x)(C) Form of Individual Earnings Enhancement Death Benefit Rider.30/

            (xvi)(C)      Form of Group Earnings Enhancement Death Benefit
                          Rider.30/

            (xvii)(C) Form of Individual Guaranteed Minimum Income Benefit Rider.30/

            (xviii)(C)    Form of Group Guaranteed Minimum Income Benefit
                          Rider.30/

           (xix)(C) Form of Group Enhanced Guaranteed Minimum Income Benefit Rider.30/

           (xx)(C) Form of Individual Enhanced Guaranteed Minimum Income Benefit Rider.30/

           (xxi)(C) Form of Individual Endorsement re: Application-Confirmation 29/

           (xxii)(C)      Form of Group Endorsement re: Application-
                          Confirmation 29/

           (xxiii) (C)    Form of Individual Enhanced Guaranteed Minimum Death
                          Benefit Rider.30/

           (xxiv) (C)     Form of Group Enhanced Guaranteed Minimum Death
                          Benefit Rider.30/

           (xxv)(C)       Form of Individual Contract Application.29/

             (xxvi) (C)   Form of Individual Application-Confirmation 29/

            (xxvii) (C)   Form of Group Certificate Application.30/

            (xxviii) (C)  Form of Group Application-Confirmation Form.29/

           (xxix)(C) Form of Individual Guaranteed Minimum Account Value Benefit Rider.41/

           (xxx)(C) Form of Group Guaranteed Minimum Account Value Benefit Rider.41/


      (4)(a)(i) (D)       Form of Individual Contract.34/

              (ii)(D)     Form of Individual Contract with Interest Account.34/

             (iii)(D)     Form of Group Contract.34/

              (iv)(D)     Form of Group Certificate.34/

             (v)(D)       Amended Form of Individual IRA Rider.31/

              (vi)(D)     Amended Form of Group IRA Rider.31/

             (vii)(D)     Amended Form of Individual SIMPLE IRA Rider.31/

              (viii)(D)   Amended Form of Group SIMPLE IRA Rider.31/

               (ix)(D)    Form of Individual Roth IRA Rider.32/
              (x)(D)      Form of Group Roth IRA Rider.32/

              (xi)(D)     Form of Individual Waiver of Surrender Charge
                          Rider.32/

             (xii)(D)     Form of Group Waiver of Surrender Charge Rider.32/

            (xiii)(D)     Form of Individual Accidental Death Benefit Rider.34/

             (xiv)(D)     Form of Group Accidental Death Benefit Rider.34/

            (xv)(D) Form of Individual Earnings Enhancement Death Benefit Rider.34/

            (xvi)(D)      Form of Group Earnings Enhancement Death Benefit
                          Rider.34/

            (xvii)(D) Form of Individual Guaranteed Minimum Income Benefit Rider.34/

            (xviii)(D)    Form of Group Guaranteed Minimum Income Benefit
                          Rider.34/

            (xix)(D) Form of Group Enhanced Guaranteed Minimum Income Benefit Rider.34/

            (xx)(D)       Form of Individual Enhanced Guaranteed Minimum
                            Income Benefit Rider.34/

           (xxi)(D) Form of Individual Endorsement re: Application-Confirmation 33/

           (xxii)(D)      Form of Group Endorsement re: Application-
                          Confirmation 33/

          (xxiii)(D)      Form of Individual Contract Application.34/

             (xxiv) (D)   Form of Individual Application-Confirmation 33/

            (xxv) (D)     Form of Group Certificate Application.34/

            (xxvi) (D)    Form of Group Application-Confirmation Form 33/

           (xxvii)(D)     Form of Individual Guaranteed Minimum Account Value
                          Benefit Rider.42/

           (xxviii)(D)    Form of Group Guaranteed Minimum Account Value
                          Benefit Rider.42/



      (4)(a)(i) (E)       Form of Individual Contract.38/

           (ii)(E)        Form of Individual Contract with Interest Account.38/

          (iii)(E)        Form of Group Contract.38/

           (iv)(E)        Form of Group Certificate.38/

           (v)(E)         Amended Form of Individual IRA Rider.35/

           (vi)(E)        Amended Form of Group IRA Rider.35/

          (vii)(E)        Amended Form of Individual SIMPLE IRA Rider.35/

           (viii)(E)      Amended Form of Group SIMPLE IRA Rider.35/

            (ix)(E)       Form of Individual Roth IRA Rider.36/

           (x)(E)         Form of Group Roth IRA Rider.36/

          (xi)(E)         Form of Individual Waiver of Surrender Charge
                          Rider.36/

         (xii)(E)         Form of Group Waiver of Surrender Charge Rider.36/

           (xiii)(E)      Form of Individual Accidental Death Benefit Rider.38/

            (xiv)(E)      Form of Group Accidental Death Benefit Rider.38/

           (xv)(E)        Form of Individual Earnings Enhancement Death
                          Benefit Rider.38/

            (xvi)(E)      Form of Group Earnings Enhancement Death Benefit
                          Rider.38/

            (xvii)(E) Form of Individual Guaranteed Minimum Income Benefit Rider.38/

            (xviii)(E)    Form of Group Guaranteed Minimum Income Benefit
                          Rider.38/

           (xix)(E) Form of Group Enhanced Guaranteed Minimum Income Benefit Rider.38/

           (xx)(E)        Form of Individual Enhanced Guaranteed Minimum
                            Income Benefit Rider.38/

           (xxi)(E) Form of Individual Endorsement re: Application-Confirmation.37/

           (xxii)(E)      Form of Group Endorsement re: Application-
                          Confirmation.37/

           (xxiii)(E)     Form of Individual Enhanced Guaranteed Minimum Death
                          Benefit Rider.38/

           (xxiv)(E) Form of Group Enhanced Guaranteed Minimum Death Benefit Rider.38/

           (xxv)(E)       Form of Individual Contract Application.38/

           (xxvi)(E)      Form of Individual Application-Confirmation.37/

            (xxvii) (E)   Form of Group Certificate Application.38/

            (xxviii) (E)  Form of Group Application-Confirmation Form.39/

           (xxix)(E) Form of Individual Guaranteed Minimum Account Value Benefit Rider.43/

           (xxx)(E) Form of Group Guaranteed Minimum Account Value Benefit Rider.43/


         5.                Opinion and Consent of James F. Bronsdon.*

         10.      (a)      Form of Participation Agreement with AIM Variable
                            Insurance Funds, Inc./9/

                  (b) Form of Participation Agreement with The Alger American Fund./9/

                  (c)      Form of Participation Agreement with Liberty Variable
                              Investment Trust./10/

                  (d) Form of Participation Agreement with MFS (R) Variable Insurance Trust./9/

                  (e)      Form of Participation Agreement with Morgan Stanley
                            Universal Funds, Inc./10/

                  (f) Form of Participation Agreement with Oppenheimer Variable Account Funds./10/

                  (g) Form of Participation Agreement with Sage Life Investment Trust./9/

                  (h) Form of Participation Agreement with SteinRoe Variable Investment Trust./10/

                  (i)      Form of Participation Agreement with T. Rowe Price
                             Equity Series, Inc./10/

                  (j) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc. /22/

                  (k) Form of Services Agreement with Financial Administration Services, Inc./10/

                  (l) Reinsurance Agreement (Modified Coinsurance Treaty) with Life Reassurance Corporation of America /21/

                  (m) Form of Participation Agreement with First American Insurance Portfolios, Inc.39/

                  (n)     Form of Participation Agreement with Van Kampen Life
                            Life Investment Trust.39/

         23.      (a)      Included in Exhibit No 5.

                  (b)      Consent of Ernst & Young LLP.*

                  (c)      Consent of Blazzard, Grodd & Hasenauer, P.C.*

         24.      (a)      Power of Attorney for Paul C. Meyer./13/

                  (c)      Power of Attorney for Richard D. Starr./14/

                  (d)      Power of Attorney for H. Louis Shill./15/

                  (e)      Power of Attorney for Mitchell R. Katcher./14/

                  (f)      Power of Attorney for Robin I. Marsden./16/

                  (g) Power of Attorney for Paul C. Meyer, Richard D. Starr, H. Louis Shill and Meyer Feldberg./17/

                  (h)      Power of Attorney for John A. Benning./19/

27.      Not Applicable.


(B)      Financial Statement Schedules - Not applicable.


     (1) Incorporated herein by reference to Exhibit No. 3 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) filed on December 31, 1998.

     (2) Incorporated herein by reference to Exhibit No. 6 to the Registration Statement filed on Form N-4 (File No. 33-43329) filed on December 24, 1997.

     (3) Incorporated herein by reference to Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) filed on December 31, 1998.

     (4) Incorporated herein by reference to Exhibit No. 4 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) filed on January 28, 1999.

     (6) Incorporated herein by reference to Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) filed on December 24, 1997.

     (7) Incorporated herein by reference to Exhibit No. 5 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) on December 31, 1998.

     (8) Incorporated herein by reference to Exhibit No. 5 to the Registration Statement on Form N-4 (File No. 333-43329) filed on December 24, 1997.

     (9) Incorporated herein by reference to Exhibit No. 8 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) on December 31, 1998.

     (10) Incorporated herein by reference to Exhibit No. 8 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) filed on January 28, 1999.

     (11)   Incorporated   herein  by   reference   to  Exhibit  No.  4  to  the
Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) filed on February 29, 2000.

     (12) Incorporated herein by reference to Exhibit No. 4 to the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) filed on January 28, 1999.

     (13) Incorporated herein by reference to Exhibit No. 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-44751) filed on January 12, 1999.

     (14)  Incorporated  herein by reference to Exhibit No. 14 to  Pre-Effective
Amendment No. 2 to the Registration Statement filed on Form N-4 (File No. 333-43329) filed on January 28, 1999.

     (15) Incorporated herein by reference to Exhibit No. 14 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-44751) filed on February 10, 1999.

     (16) Incorporated herein by reference to Exhibit No. 14 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) filed on February 26, 1999.

     (17) Incorporated herein by reference to Exhibit No. 14 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) filed on February 29, 2000.

     (18) This exhibit was previously filed in Exhibit No. 4 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-43329) dated June 27, 2000, and is incorporated herein by reference.

     (19) This exhibit was previously filed in the Registration Statement on Form S-1 (333-45148) dated September 1, 2000 by Sage Life Assurance of America, Inc. and is incorporated herein by reference.

     (20) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 (File No. 333-43329) filed on March 6, 2001 and to Post-Effective Amendment No. 9 to Form N-4 (File No. 333-44751) filed on March 6, 2001.

     (21) The exhibit was filed as Exhibit 10.2 in Sage Life Assurance of America, Inc.'s Form 10-K (File Nos. 333-77441 and 333-77437) filed on April 12, 2001 and is incorporated herein by reference.

     (22) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 (File No. 333-43329) filed on April 26, 2001.

     (23) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

     (24) This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

     (25) This exhibit was previously filed in Post-Effective No. 9 to Form N-4 (File No. 333-43329) filed March 6, 2001 and is incorporated herein by reference.

     (26) This exhibit was previously filed in the Registration Statement on Form N-4 (File No. 333-63536) filed on June 21, 2001 and is incorporated herein by reference.

     (27) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

     (28) This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

     (29) This exhibit was previously filed in Post-Effective No. 9 to Form N-4 (File No. 333-43329) filed March 6, 2001 and is incorporated herein by reference.

     (30) This exhibit was previously filed in the Registration Statement on Form N-4 (File No. 333-63428) filed on June 20, 2001 and is incorporated herein by reference.

     (31) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

     (32) This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

     (33) This exhibit was previously filed in Post-Effective No. 9 to Form N-4 (File No. 333-43329) filed March 6, 2001 and is incorporated herein by reference.

     (34) The exhibit was previously filed in the Registration Statement on Form N-4 (File No. 333-63110) filed on June 15, 2001 and is incorporated herein by reference.

     (35) This exhibit was previously filed in Exhibit No. 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

     (36) This exhibit was previously filed in Exhibit No. 4 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 24, 1997, and is incorporated herein by reference.

     (37) This exhibit was previously filed in Post-Effective Amendment No. 9 to Form N-4 (File No. 333-43329) filed March 6, 2001 and is incorporated herein by reference.

     (38) The exhibit was previously filed in the Registration Statement on Form N-4 (File No. 333-62836) filed on June 12, 2001 and is incorporated herein by reference.

     (39) This exhibit was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-62836) filed on September 12, 2001 and is incorporated herein by reference.

     (40) This exhibit was previously filed in Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-63536) filed concurrently herewith and is incorporated herein by reference.

     (41) This exhibit was previously filed in Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-63428) filed concurrently herewith and is incorporated herein by reference.

     (42) This exhibit was previously filed in Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-63110) filed concurrently herewith and is incorporated herein by reference.

     (43) This exhibit was previously filed in Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-62836) filed concurrently herewith and is incorporated herein by reference.


     (*)  Filed herewith.

ITEM 17.          UNDERTAKINGS

         The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     (2) That, for the purpose of determining any liability under the Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.



                                   SIGNATURES


     As required by the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Stamford, in the State of Connecticut, on this 24th day of April, 2002.


                                    Sage Life Assurance of America, Inc.


Attest:

/s/JAMES F. BRONSDON             By: /s/ROBIN I. MARSDEN
- ---------------------------        -------------------------------------
                                     President and Chief Executive Officer




     As required by the Securities Act of 1933, this Registration Statement been signed by the following persons in the capacities and on the dates indicated.


         Signature                                        Title                         Date
         ---------                                   ----------------           --------------------------

         /s/H. Louis Shill*                        Chairman and Director           April 24, 2002
         ---------------------
         H. Louis Shill


         /s/ROBIN I. MARSDEN                        Director, President            April 24, 2002
         ---------------------                      and Chief Executive
         Robin I. Marsden                           Officer


         /s/JEFFREY C. GORDON
         ---------------------                      Senior Vice President and      April 24, 2002
         Jeffrey C. Gordon                          Chief Financial Officer



         /s/ Paul C. Meyer*                          Director                      April 24, 2002
         ----------------------
         Paul C. Meyer


         /s/ Richard D. Starr*                       Director                      April 24, 2002
         -----------------------
         Richard D. Starr

         /s/MITCHELL R. KATCHER                      Director,                     April 24, 2002
         ------------------------                    Senior Executive Vice
         Mitchell R. Katcher                         President, Chief Actuary


         /s/ Meyer Feldberg*                         Director                      April 24, 2002
         ---------------------------
         Meyer Feldberg


         /s/ John A. Benning*                        Director                      April 24, 2002
         ---------------------------
         John A. Benning


(*)By: /s/MITCHELL R. KATCHER
       -----------------------------



As Attorney-In-Fact pursuant to a Power of Attorney dated below.


Director                   Date
- --------                   ----

Meyer Feldberg             February 28, 2000
H. Louis Shill             February 25, 2000
Paul C. Meyer              February 23, 2000
Richard D. Starr           February 25, 2000
John A. Benning            July 31, 2000


                                  EXHIBIT LIST

       EX-3.ii     Bylaws of the Company

       EX-5        Opinion and Consent of James F. Bronsdon

       EX-23.b     Consent of Ernst & Young LLP

       EX-23.c     Consent of Blazzard, Grodd & Hasenauer, P.C.